 EXHIBIT C

LEY Nº 31953

LA PRESIDENTA DE LA REPÚBLICA

POR CUANTO:

EL CONGRESO DE LA REPÚBLICA;

Ha dado la Ley siguiente:

LEY DE PRESUPUESTO DEL SECTOR PÚBLICO PARA EL AÑO FISCAL 2024

CAPÍTULO I

APROBACIÓN DEL PRESUPUESTO DEL SECTOR PÚBLICO

Artículo 1. Presupuesto Anual de Gastos para el Año Fiscal 2024

1.1	Se aprueba el Presupuesto Anual de Gastos para el Año Fiscal 2024 por el monto de S/ 240 806 216 645,00 (DOSCIENTOS CUARENTA MIL OCHOCIENTOS SEIS MILLONES DOSCIENTOS DIECISÉIS MIL SEISCIENTOS CUARENTA Y CINCO Y 00/100 SOLES), que comprende los créditos presupuestarios máximos correspondientes a los pliegos presupuestarios del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, agrupados en Gobierno Central e instancias descentralizadas, conforme a la Constitución Política del Perú y de acuerdo con el detalle siguiente:

GOBIERNO CENTRAL	Soles
Correspondiente al Gobierno Nacional	153 317 942 760,00
Gasto corriente	90 653 667 176,00
Gasto de capital	35 091 448 148,00
Servicio de la deuda	27 572 827 436,00
INSTANCIAS DESCENTRALIZADAS	Soles
Correspondiente a los gobiernos regionales	52 746 239 240,00
Gasto corriente	38 221 735 266,00
Gasto de capital	14 231 426 492,00
Servicio de la deuda	293 077 482,00
Correspondiente a los gobiernos locales	34 742 034 645,00
Gasto corriente	19 348 505 576,00
Gasto de capital	14 894 982 796,00
Servicio de la deuda	498 546 273,00
TOTAL S/	240 806 216 645,00

1.2	Los créditos presupuestarios correspondientes al Gobierno Nacional, los gobiernos regionales y los gobiernos locales se detallan en los anexos que forman parte de la presente ley de acuerdo con lo siguiente:

DESCRIPCIÓN	ANEXO
Distribución del gasto del presupuesto del sector público por categoría y genérica del gasto.	1
Distribución del gasto del presupuesto del sector público por nivel de gobierno y genérica del gasto.	2
Distribución del gasto del presupuesto del sector público por nivel de gobierno y funciones.	3
Distribución del gasto del presupuesto del sector público por niveles de gobierno, pliegos y fuentes de ﬁnanciamiento.	4
Distribución del gasto del presupuesto del sector público por pliegos del Gobierno Nacional a nivel de productos, proyectos y actividades.	5
Distribución del gasto del presupuesto del sector público por Gobierno Regional a nivel de productos, proyectos y actividades.	6
Distribución del gasto del presupuesto del sector público por gobiernos locales y genéricas del gasto.	7
Distribución del gasto del presupuesto del sector público por programas presupuestales y pliegos.	8
Inversiones comprendidas en la cartera estratégica.	I
Financiamiento para la sostenibilidad de la ejecución de inversiones a cargo de los gobiernos regionales y los gobiernos locales.	II
Inversiones del Fondo para el ﬁnanciamiento de inversiones en ejecución asociadas a contratos Gobierno a Gobierno.	III
Financiamiento para la sostenibilidad y continuidad de la ejecución de las intervenciones incluidas en el Plan Integral para la Reconstrucción con Cambios (PIRCC) a cargo de los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales.	IV
Asignación de recursos a favor de veinticinco (25) gobiernos regionales para el ﬁnanciamiento de acciones en materia de telecomunicaciones.	V
Inversiones de gobiernos regionales y gobiernos locales.	VI

1.3	Las subvenciones y cuotas internacionales a ser otorgadas durante el Año Fiscal 2024 por los pliegos presupuestarios están contenidas en los anexos de la presente ley: “A: Subvenciones para Personas Jurídicas - Año Fiscal 2024”, y “B: Cuotas Internacionales - Año Fiscal 2024” entre las que se incluyen las referidas en el numeral 69.3 del artículo 69 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Los recursos a los que se reﬁeren los Anexos A y B asignados en los pliegos presupuestarios, no pueden ser destinados bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente numeral.

1.4	Durante el Año Fiscal 2024, previa evaluación y priorización por el Ministerio de Relaciones Exteriores, se puede modiﬁcar el Anexo B sin exceder el monto total por pliego señalado en dicho Anexo, mediante decreto supremo refrendado por el ministro de Relaciones Exteriores, lo que no comprende la inclusión de cuotas adicionales a las contempladas en el referido Anexo. En la referida modiﬁcación del Anexo B es posible exceder el monto total por pliego, en los casos de incremento de la cuota por efecto del diferencial cambiario o modiﬁcación del monto de la cuota de los organismos internacionales no ﬁnancieros de los cuales el Perú es país miembro. Las cuotas internacionales no contempladas en el citado Anexo B se aprueban de acuerdo a la formalidad prevista en el numeral 69.2 del artículo 69 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, y se ﬁnancian con cargo al presupuesto institucional del pliego respectivo, sin demandar recursos adicionales al tesoro público.

Artículo 2. Recursos que ﬁnancian el Presupuesto del Sector Público para el Año Fiscal 2024

Los recursos que ﬁnancian el Presupuesto del Sector Público para el Año Fiscal 2024 se estiman por fuentes de ﬁnanciamiento, por el monto total de S/ 240 806 216 645,00 (DOSCIENTOS CUARENTA MIL OCHOCIENTOS SEIS MILLONES DOSCIENTOS DIECISÉIS MIL SEISCIENTOS CUARENTA Y CINCO Y 00/100 SOLES), conforme al siguiente detalle:

Fuentes de ﬁnanciamiento	Soles

Recursos ordinarios	156 895 367 281,00
Recursos directamente recaudados	8 057 612 839,00
Recursos por operaciones oﬁciales de crédito	29 384 083 810,00
Donaciones y transferencias	1 292 166 852,00
Recursos determinados	45 176 985 863,00

TOTAL S/	240 806 216 645,00

CAPÍTULO II

NORMAS PARA LA GESTIÓN PRESUPUESTARIA

SUBCAPÍTULO I
DISPOSICIONES GENERALES

Artículo 3. Alcance

Las disposiciones contenidas en el presente capítulo son de obligatorio cumplimiento por las entidades integrantes de los Poderes Legislativo, Ejecutivo y Judicial; Ministerio Público; Jurado Nacional de Elecciones; Oﬁcina Nacional de Procesos Electorales; Registro Nacional de Identiﬁcación y Estado Civil; Contraloría General de la República; Junta Nacional de Justicia; Defensoría del Pueblo; Tribunal Constitucional; universidades públicas; y demás entidades y organismos que cuenten con un crédito presupuestario aprobado en la presente ley. Asimismo, son de obligatorio cumplimiento por los gobiernos regionales, y los gobiernos locales y sus respectivos organismos públicos.

Artículo 4. Acciones administrativas en la ejecución del gasto público

4.1	Las entidades públicas sujetan la ejecución de sus gastos a los créditos presupuestarios autorizados en la presente ley y en el marco del inciso 1 del numeral 2.1 del artículo 2 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

4.2	Todo acto administrativo, acto de administración o las resoluciones administrativas que autoricen gastos no son eﬁcaces si no cuentan con el crédito presupuestario correspondiente en el presupuesto institucional o condicionan la misma a la asignación de mayores créditos presupuestarios, bajo exclusiva responsabilidad del titular de la entidad, así como del jefe de la oﬁcina de presupuesto y del jefe de la oﬁcina de administración, o los que hagan sus veces, en el marco de lo establecido en el Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Artículo 5. Control del gasto público

5.1.	Los titulares de las entidades públicas, el jefe de la oﬁcina de presupuesto y el jefe de la oﬁcina de administración, o los que hagan sus veces en el pliego presupuestario, son responsables de la debida aplicación de lo dispuesto en la presente ley, en el marco del Principio de Legalidad, recogido en el numeral 1.1 del Artículo IV del Título Preliminar de la Ley Nº 27444, Ley del Procedimiento Administrativo General. Corresponde al titular de pliego efectuar la gestión presupuestaria, en las fases de programación, formulación, aprobación, ejecución y evaluación, y el control del gasto, en el marco de lo establecido en el inciso 1 del numeral 7.3 del artículo 7 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

5.2	La Contraloría General de la República veriﬁca el cumplimiento de lo dispuesto en la presente ley y las demás disposiciones vinculadas al gasto público en concordancia con el artículo 82 de la Constitución Política del Perú. Asimismo, y bajo responsabilidad, para el gasto ejecutado mediante el presupuesto por resultados, debe veriﬁcar su cumplimiento bajo esta estrategia. El resultado de las acciones efectuadas en cumplimiento de lo establecido en el presente numeral, es informado a la Comisión de Presupuesto y Cuenta General de la República del Congreso de la República, dentro de los quince días de vencido cada semestre.

SUBCAPÍTULO II

GASTO EN INGRESOS DEL PERSONAL

Artículo 6. Ingresos del personal

Se prohíbe en las entidades del Gobierno Nacional, gobiernos regionales, gobiernos locales, Ministerio Público, Jurado Nacional de Elecciones, Oﬁcina Nacional de Procesos Electorales, Registro Nacional de Identiﬁcación y Estado Civil, Contraloría General de la República, Junta Nacional de Justicia, Defensoría del Pueblo, Tribunal Constitucional, universidades públicas, y demás entidades y organismos que cuenten con un crédito presupuestario aprobado en la presente ley, el reajuste o incremento de remuneraciones, boniﬁcaciones, beneﬁcios, dietas, asignaciones, retribuciones, estímulos, incentivos, compensaciones económicas y conceptos de cualquier naturaleza, cualquiera sea su forma, modalidad, periodicidad y fuente de ﬁnanciamiento. Asimismo, queda prohibida la aprobación de nuevas boniﬁcaciones, beneﬁcios, asignaciones, incentivos, estímulos, retribuciones, dietas, compensaciones económicas y conceptos de cualquier naturaleza con las mismas características señaladas anteriormente. Los arbitrajes en materia laboral se sujetan a las limitaciones legales establecidas por la presente norma y disposiciones legales vigentes. La prohibición incluye el incremento de remuneraciones que pudiera efectuarse dentro del rango o tope ﬁjado para cada cargo en las escalas remunerativas respectivas.

Artículo 7. Aguinaldos, gratiﬁcaciones y escolaridad

7.1	Los funcionarios y servidores nombrados y contratados bajo el régimen laboral del Decreto Legislativo Nº 276, la Ley Nº 29944 y la Ley Nº 30512; los docentes universitarios a los que se reﬁere la Ley Nº 30220; el personal de la salud al que se reﬁere el numeral 3.2 del artículo 3 del Decreto Legislativo Nº 1153; los obreros permanentes y eventuales del Sector Público; el personal de las Fuerzas Armadas y de la Policía Nacional del Perú; y los pensionistas de derecho propio a cargo del Estado comprendidos en los regímenes de la Ley Nº 15117, los Decretos Leyes Nº 19846 y Nº 20530, el Decreto Supremo Nº 051-88-PCM y la Ley Nº 28091, perciben en el Año Fiscal 2024 los siguientes conceptos:

a)	Los aguinaldos por Fiestas Patrias y Navidad, que se incluyen en la planilla de pagos correspondiente a julio y diciembre, respectivamente, cuyos montos ascienden, cada uno, hasta la suma de S/ 300,00 (TRESCIENTOS Y 00/100 SOLES).

b)	La boniﬁcación por escolaridad, que se incluye en la planilla de pagos correspondiente a enero y cuyo monto asciende hasta la suma de S/ 400,00 (CUATROCIENTOS Y 00/100 SOLES). Para el caso de los profesores contratados y auxiliares de educación contratados en el marco de la Ley Nº 29944, Ley de Reforma Magisterial, el pago de la boniﬁcación por escolaridad, cuyo monto corresponde al señalado en el presente literal, se incluye en la planilla de pagos del mes de junio.

7.2	Las entidades públicas que cuenten con personal del régimen laboral de la actividad privada se sujetan a lo establecido en la Ley Nº 27735, Ley que regula el otorgamiento de las gratiﬁcaciones para los trabajadores del régimen de la actividad privada por Fiestas Patrias y Navidad, para el abono de las gratiﬁcaciones correspondientes por Fiestas Patrias y Navidad en julio y diciembre, respectivamente. Asimismo, otorgan la boniﬁcación por escolaridad hasta por el monto señalado en el literal b) del numeral 7.1, salvo que, por disposición legal, vengan entregando un monto distinto al señalado en el citado literal.

7.3	Los servidores contratados bajo el régimen del servicio civil, perciben los aguinaldos por Fiestas Patrias y Navidad en julio y diciembre, respectivamente, conforme lo establece la Ley Nº 30057, Ley del Servicio Civil, y el Reglamento de Compensaciones de la Ley Nº 30057, Ley del Servicio Civil.

7.4	Los trabajadores contratados bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 perciben por concepto de aguinaldo por Fiestas Patrias y Navidad, que se incluyen en la planilla de pagos correspondiente a julio y diciembre, respectivamente, hasta el monto al que hace referencia el literal a) del numeral 7.1. Para tal efecto, dichos trabajadores deben estar registrados en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

7.5	En el caso de pensiones de derecho derivado por sobrevivencia, se precisa que, de existir un solo beneﬁciario, éste percibe el íntegro del monto a que se hace referencia en los literales a) y b) del numeral 7.1. Asimismo, en caso de concurrencia de varios beneﬁciarios, se precisa que debe otorgarse el monto que le hubiera correspondido al pensionista de derecho propio dividido en forma proporcional entre quienes concurran; dicho monto total no debe exceder de lo establecido en los literales a) y b) del numeral 7.1. Para tal efecto, dichos pensionistas deben estar registrados en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

SUBCAPÍTULO III

MEDIDAS DE AUSTERIDAD, DISCIPLINA Y CALIDAD EN EL GASTO PÚBLICO

Artículo 8. Medidas en materia de incorporación del personal

8.1	Se prohíbe la incorporación del personal en el Sector Público por servicios personales y el nombramiento, salvo en los supuestos siguientes:

a)	La designación de funcionarios, cargos de conﬁanza y de directivos superiores de libre designación y remoción, conforme a los documentos de gestión de la entidad, a la Ley Nº 28175, Ley Marco del Empleo Público, y demás normativa sobre la materia, en tanto se implemente la Ley Nº 30057, Ley del Servicio Civil, en las respectivas entidades.

b)	El nombramiento en plaza presupuestada cuando se trate de magistrados del Poder Judicial, ﬁscales del Ministerio Público, miembros de la Junta Nacional de Justicia, profesores del Magisterio Nacional, así como del personal egresado de las escuelas de las Fuerzas Armadas y la Policía Nacional del Perú, y de la Academia Diplomática.

c)	La contratación para el reemplazo por cese, para la suplencia temporal de los servidores del Sector Público, o para el ascenso o promoción del personal, en tanto se implemente la Ley Nº 30057, Ley del Servicio Civil, en los casos que corresponda. En el caso de los reemplazos por cese del personal, este comprende al cese que se hubiese producido a partir del año 2023, debiéndose tomar en cuenta que la incorporación a la administración pública se efectúa necesariamente por concurso público de méritos, sujeto a los documentos de gestión respectivos y cuya plaza se encuentre registrada en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP). Las plazas vacantes para el reemplazo por cese del personal que no cuenten con el ﬁnanciamiento correspondiente son eliminadas del AIRHSP a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas. Solo para el caso de los reemplazos por cese del personal docente universitario en las universidades públicas, este comprende al cese que se hubiese producido a partir del año 2022.

En el caso del ascenso o promoción del personal, las entidades deben tener en cuenta, previamente a la realización de dicha acción de personal, lo establecido en el literal b) de la Tercera Disposición Transitoria de la Ley Nº 28411, Ley General del Sistema Nacional de Presupuesto. En el caso de suplencia de personal, una vez que se reincorpore el titular de la plaza, los contratos respectivos quedan resueltos automáticamente.

En el caso del ascenso y promoción del personal del Decreto Legislativo Nº 276, las entidades deben tener en cuenta previamente lo establecido en el artículo 16 y 17 del Decreto Legislativo Nº 276 así como el artículo 60 del Reglamento de la Carrera Administrativa, aprobado por Decreto Supremo Nº 005-90-PCM.

Lo establecido en el presente literal no autoriza a las entidades públicas para contratar o nombrar personal en nuevas plazas que pudieran crearse.

d)	El nombramiento en plaza presupuestada cuando se trate de docentes universitarios de las universidades públicas.

e)	La asignación de gerentes públicos, conforme a la correspondiente certiﬁcación de crédito presupuestario otorgada por la entidad de destino y de la Autoridad Nacional del Servicio Civil - SERVIR, con cargo al presupuesto institucional de dichos pliegos, y hasta la culminación del proceso de implementación de la Ley Nº 30057, Ley del Servicio Civil, en las respectivas entidades.

f)	La contratación en plaza presupuestada de docentes universitarios en las universidades públicas.

g)	El nombramiento de los vocales y secretarios relatores del Tribunal Fiscal a los que se reﬁere el artículo 99 del Texto Único Ordenado del Código Tributario, aprobado por Decreto Supremo Nº 133-2013-EF.

h)	La contratación temporal del profesorado en instituciones educativas públicas de educación básica y educación técnico-productiva, en el marco de la Ley Nº 30328, Ley que establece medidas en materia educativa y dicta otras disposiciones, y sus dispositivos complementarios, la cual se efectúa en plazas vacantes codiﬁcadas en el Sistema de Administración y Control de Plazas Nexus o el que lo reemplace.

i)	La contratación temporal en plaza presupuestada de auxiliares de educación, conforme a lo establecido en la Ley Nº 30493, Ley que regula la política remunerativa del auxiliar de educación en las instituciones educativas públicas, en el marco de la Ley Nº 29944, Ley de Reforma Magisterial, y sus dispositivos complementarios, la cual se efectúa en plazas vacantes codiﬁcadas en el Sistema de Administración y Control de Plazas Nexus o el que lo reemplace.

j)	La contratación temporal de docentes en los institutos y escuelas de educación superior en el marco de la Ley Nº 30512, Ley de Institutos y Escuelas de Educación Superior y de la Carrera Pública de sus Docentes, y en las escuelas de educación superior artística públicas, la cual se efectúa en plazas vacantes codiﬁcadas en el Sistema de Administración y Control de Plazas Nexus o el que lo reemplace.

k)	El ingreso de personal por mandato de sentencias judiciales en calidad de cosa juzgada.

l)	La contratación temporal de Jueces Supernumerarios que no se encuentran en la carrera judicial y Fiscales Provisionales que no se encuentran en la carrera ﬁscal.

m)	La contratación temporal a que se reﬁere el artículo 84 de la Ley Nº 30057, Ley del Servicio Civil, para las entidades que cuenten con Cuadro de Puestos de la Entidad (CPE) aprobado por la Autoridad Nacional del Servicio Civil (SERVIR) y bajo la aplicación de uno de los supuestos del artículo 178 y del artículo 202 del Reglamento General de la Ley Nº 30057, Ley del Servicio Civil.

n)	El nombramiento de los profesionales de la salud y de los técnicos y auxiliares asistenciales de la salud del Ministerio de Salud, sus organismos públicos y las unidades ejecutoras de salud de los gobiernos regionales y las Comunidades Locales de Administración en Salud (CLAS), a los que se reﬁere la Ley Nº 30957, Ley que autoriza el nombramiento progresivo como mínimo del veinte por ciento (20%) de los profesionales de la salud, técnicos y auxiliares asistenciales de la salud que a la entrada en vigencia del Decreto Legislativo Nº 1153 tuvieron vínculo laboral y fueron identiﬁcados en el marco de la Disposición Complementaria Final Nonagésima Octava de la Ley Nº 30693.

ñ)	El nombramiento de hasta el cuarenta por ciento (40%) de los profesionales de la salud y de los técnicos y auxiliares asistenciales de la salud del Ministerio de Salud, sus organismos públicos y las unidades ejecutoras de salud de los gobiernos regionales a los que hace referencia la Sexagésima Novena Disposición Complementaria Final de Ley 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023,contratados al 31 de julio de 2022 bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057; se encuentren registrados en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a la entrada en vigencia de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023; y que cuenten con registro activo en el AIRHSP a la entrada de la vigencia de la presente Ley. Dicho porcentaje incluye el veinte por ciento (20%) autorizado en la Sexagésima Novena Disposición Complementaria Final de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023.

o)	La contratación, bajo el régimen laboral de la actividad privada, de trabajadores obreros de limpieza pública, en las municipalidades provinciales y/o distritales en el marco de lo establecido en la Ley Nº 31254, Ley que prohíbe la tercerización y toda forma de intermediación laboral de los servicios de limpieza pública y aﬁnes que prestan los obreros municipales.

p)	La contratación, bajo el régimen laboral de la actividad privada, de inspectores auxiliares, inspectores del trabajo y supervisores inspectores, de la Superintendencia Nacional de Fiscalización Laboral (Sunaﬁl).

q)	El nombramiento de los profesionales de la salud, técnicos y auxiliares asistenciales de la salud que tiene vínculo laboral bajo el régimen del Decreto Legislativo Nº 728 en las Comunidades Locales de Administración de Servicios de Salud (CLAS), identiﬁcado al 31 de octubre de 2023.

8.2	Para la aplicación de los casos de excepción establecidos desde el literal a) hasta el literal q) del numeral precedente, salvo para lo establecido en los literales h), i) y j), es requisito que las plazas o puestos a ocupar se encuentren aprobados en el Cuadro de Asignación de Personal (CAP) o en el Cuadro para Asignación de Personal Provisional (CAP Provisional) y en el Presupuesto Analítico de Personal (PAP), o en el Cuadro de Puestos de la Entidad (CPE), según corresponda, así como que las plazas o puestos a ocupar se encuentren registradas en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, y que cuenten con la respectiva certiﬁcación del crédito presupuestario.

Para el caso de las plazas docentes a las que se reﬁeren los literales h), i) y j) del numeral precedente, es requisito el Informe emitido por la Secretaría de Planiﬁcación Estratégica del Ministerio de Educación respecto del ﬁnanciamiento de las plazas vacantes identiﬁcadas o de las nuevas plazas requeridas por la Dirección Técnica Normativa de Docentes, la Dirección General de Educación Técnico-Productiva y Superior Tecnológica y Artística, y la Dirección de Formación Inicial Docente del Viceministerio de Gestión Pedagógica, según las plazas codiﬁcadas en el Sistema de Administración y Control de Plazas Nexus o el que haga sus veces del Ministerio de Educación y su registro en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas. Para dicho registro el referido Informe debe ser remitido al Ministerio de Economía y Finanzas para el registro y actualización de todas las plazas docentes en el AIRHSP.

De la misma manera, para el caso de la contratación temporal del profesorado y de auxiliares de educación, a los que reﬁeren los literales h) e i) del numeral 8.1 del presente artículo, respectivamente, únicamente son habilitadas en el Sistema de Administración y Control de Plazas Nexus o el que haga sus veces del Ministerio de Educación, las plazas orgánicas y eventuales que valide el Ministerio de Educación, considerando los resultados del proceso de racionalización efectuado en el marco del ordenamiento territorial.

Asimismo, previamente a la convocatoria de los concursos públicos cuando estos correspondan, en los supuestos de excepción establecidos desde el literal a) hasta el literal q), se debe contar con el informe favorable de la Oﬁcina General de Presupuesto de la entidad que ﬁnancia el gasto, en el que se señale, entre otros aspectos, que dicha entidad cuenta con los créditos presupuestarios suﬁcientes para ﬁnanciar el referido gasto y su sostenibilidad en los años ﬁscales siguientes. Esta obligación resulta también aplicable al nombramiento de magistrados del Poder Judicial y de ﬁscales del Ministerio Público, a cargo de la Junta Nacional de Justicia, en cuyo caso se requiere informe favorable de la oﬁcina de presupuesto del Poder Judicial y del Ministerio Público, respectivamente.

8.3	Las acciones de personal de contratación y nombramiento que se efectúen durante el Año Fiscal 2024, en el marco de lo dispuesto en el presente artículo, y cuya vigencia exceda el presente año ﬁscal, deben prever que los costos de las referidas acciones no superen los recursos previstos en el presupuesto institucional de la entidad vinculada a la partida de gastos 2.1.1 “Retribuciones y Complementos en Efectivo” y 2.1.3 “Contribuciones a la Seguridad Social”. Dicho costo se determina considerando el costo anualizado de las plazas que cuenten registro en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP). Lo dispuesto en el presente numeral, no considera las partidas de gastos vinculadas a Contrato Administrativo de Servicios.

8.4	Las entidades públicas, independientemente del régimen laboral que las regule, no se encuentran autorizadas para efectuar gastos por concepto de horas extras.

Artículo 9. Medidas en materia de modiﬁcaciones presupuestarias en el nivel funcional programático

9.1	A nivel de pliego, la Partida de Gasto 2.1.1 “Retribuciones y Complementos en Efectivo” no puede habilitar a otras partidas de gasto ni ser habilitada, salvo las habilitaciones que se realicen dentro de la indicada partida en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego. Durante la ejecución presupuestaria, la citada restricción no comprende los siguientes casos:

a)	Reforma de la estructura del Estado en el marco del Decreto Supremo Nº 054-2018-PCM, que aprueba los “Lineamientos de Organización del Estado”.

b)	Traspaso de competencias en el marco del proceso de descentralización.

c)	Atención de sentencias judiciales en calidad de cosa juzgada.

d)	Atención de compensación por tiempo de servicios y beneﬁcios sociales por cese laboral, incluye deudas por dichos conceptos.

e)	Atención para el ﬁnanciamiento de nuevos pensionistas bajo el régimen del Decreto Ley Nº 20530.

f)	Para el caso de los gobiernos locales, las modiﬁcaciones presupuestarias en el nivel funcional programático que se realicen hasta el 29 de febrero de 2024.

Para la habilitación y anulación de la Partida de Gasto 2.1.1 “Retribuciones y complementos en efectivo” por aplicación de los literales c), d) y e) del presente numeral, para el caso de las entidades del Gobierno Nacional y gobiernos regionales, se requiere de la opinión previa favorable de la Dirección General de Presupuesto Público, con opinión técnica de la Dirección General de Gestión Fiscal de los Recursos Humanos sobre la base de la información registrada en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), y/o a otras materias de su competencia. Las solicitudes de opinión favorable en atención a lo regulado en los literales c), d) y e) del presente numeral, solo pueden ser presentadas al Ministerio de Economía y Finanzas hasta el 31 de octubre de 2024.

En ningún caso, la aplicación de lo establecido en el presente numeral involucra el desﬁnanciamiento de la planilla anualizada de gastos del personal activo, bajo responsabilidad del titular de la entidad.

Los gobiernos locales, bajo responsabilidad, para la habilitación y anulación de la Partida de Gasto 2.1.1 “Retribuciones y complementos en efectivo” por aplicación del presente numeral, aprueban las modiﬁcaciones presupuestarias correspondientes, previa opinión favorable de su oﬁcina de presupuesto o la que haga sus veces, de conformidad con la normatividad vigente.

9.2	A nivel de pliego, la Partida de Gasto 2.2.1 “Pensiones” no puede ser habilitadora, salvo para las habilitaciones que se realicen dentro de la misma partida entre unidades ejecutoras del mismo pliego presupuestario.

9.3	A nivel de pliego, la Especíﬁca del Gasto 2.3.2 9.1 1 “Locación de Servicios Realizados por Persona Natural” no puede ser habilitada, excepto entre unidades ejecutoras del mismo pliego.

Asimismo, se prohíbe afectar el gasto vinculado a la referida especíﬁca del gasto en otras especíﬁcas distintas a la 2.3.2 9.1 1, bajo responsabilidad del titular del pliego.

9.4	A nivel de pliego, las Especíﬁcas del Gasto 2.1.1 13.1.1 “Contrato Administrativo de Servicios - Indeterminado” y 2.1.1 13.1.2 “Contrato Administrativo de Servicios - Transitorio” no pueden ser habilitadas, salvo las habilitaciones que se realicen entre unidades ejecutoras del mismo pliego.

Durante la ejecución presupuestaria, la citada restricción no comprende los siguientes casos:

a)	Reforma de la estructura del Estado en el marco del Decreto Supremo Nº 054-2018-PCM, que aprueba los “Lineamientos de Organización del Estado”.

b)	Traspaso de competencias en el marco del proceso de descentralización.

c)	Para las modiﬁcaciones presupuestarias en el nivel funcional programático que se realicen entre las Especíﬁcas del Gasto 2.1.1 13.1.1 “Contrato Administrativo de Servicios - Indeterminado” y 2.1.1 13.1.2 “Contrato Administrativo de Servicios - Transitorio” hasta el 29 de febrero de 2024.

d)	Para las modiﬁcaciones presupuestarias en el nivel funcional programático que habiliten la especiﬁca 2.1.1 13.1.2 “Contrato Administrativo de Servicios - Transitorio” con cargo a las Especíﬁcas del Gasto 2.1.1 13.1.1 “Contrato Administrativo de Servicios – Indeterminado”.

e)	Para el caso de los gobiernos locales, las modiﬁcaciones presupuestarias en el nivel funcional programático que se realicen hasta el 29 de febrero de 2024.

Para la aplicación de lo establecido en el presente numeral, en el caso de los gobiernos locales, las referidas modiﬁcaciones presupuestarias se aprueban, bajo responsabilidad, previa opinión favorable de su oﬁcina de presupuesto o la que haga sus veces, de conformidad con la normatividad vigente.

9.5	Los créditos presupuestarios destinados al pago de las cargas sociales asignadas en las Partidas de Gasto 2.1.3 “Contribuciones a la seguridad social” no pueden habilitar a otras partidas de gasto, bajo responsabilidad.

9.6	Se prohíbe, durante el Año Fiscal 2024, a los pliegos Ministerio de Defensa y Ministerio del Interior a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a la Partida de Gasto 2.3.1 3. “Combustibles, Carburantes, Lubricantes y Aﬁnes” con el ﬁn de habilitar a otras partidas, genéricas o especíﬁcas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen entre o dentro de la indicada partida de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

9.7	Se prohíbe, durante el primer semestre del Año Fiscal 2024, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a las Partidas de Gasto 2.3.1.6 “Repuestos y accesorios”, 2.3.1.11 “Suministros para mantenimiento y reparación” y 2.3.2.4 “Servicio de mantenimiento, acondicionamiento y reparaciones”, con el ﬁn de habilitar a otras partidas, genéricas o especíﬁcas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen entre o dentro de las indicadas partidas de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

Para el caso de los gobiernos locales, quedan exceptuados de lo dispuesto en el párrafo precedente, únicamente, para habilitar la Partida de Gasto 2.4 “Donaciones y Transferencias”, de sus respectivos presupuestos institucionales, para realizar transferencias ﬁnancieras a favor de sus Institutos Viales Provinciales (IVP), conforme a lo dispuesto en el acápite iv del literal i) del numeral 13.1 del artículo 13 de la presente ley.

9.8	Se prohíbe, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a las Partidas de Gasto 2.3.2 2.1 “Servicios de energía eléctrica, agua y gas” y 2.3.2 2.2 “Servicios de telefonía e internet”, con el ﬁn de habilitar a otras partidas, genéricas o especíﬁcas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen entre o dentro de las indicadas partidas de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego. Para efecto de las referidas habilitaciones, las mencionadas entidades quedan exceptuadas de la restricción prevista en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

9.9	Se prohíbe, durante el Año Fiscal 2024, a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático, al Ministerio de Salud, Instituto Nacional de Salud, Instituto Nacional de Enfermedades Neoplásicas, Ministerio de Defensa y Ministerio del Interior con cargo a la Partida de Gasto 2.3.1 8 “Suministros Médicos”, 2.5.4 1. 1 1 “Impuestos” y 2.4.1 2.1 98 “A otros organismos internacionales de la salud - suministros médicos”, y a los gobiernos regionales con cargo a la Partida de Gasto 2.3.1 8 “Suministros Médicos”, con el ﬁn de habilitar a otras partidas de gasto, salvo las modiﬁcaciones presupuestarias en el nivel funcional programático que se realicen dentro o entre las indicadas partidas de gasto.

9.10	Se prohíbe, durante el Año Fiscal 2024, al Instituto Nacional de Defensa Civil (INDECI) y a los gobiernos regionales a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a la Partida de Gasto 2.2.2 3 “Entrega de bienes y servicios” correspondiente a la adquisición de bienes de ayuda humanitaria del Programa Presupuestal 0068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres, con el ﬁn de habilitar a otras partidas o genéricas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen dentro de la indicada partida de gasto para la adquisición de los bienes de ayuda humanitaria, en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

Los gobiernos regionales quedan exceptuados de lo establecido en el párrafo precedente en el caso de la atención de desastres en los niveles 4 y 5 a los que se reﬁere el artículo 43 del Reglamento de la Ley Nº 29664, Ley que crea el Sistema Nacional de Gestión de Riesgo de Desastres, aprobado por Decreto Supremo Nº 048-2011-PCM, y que cuenten con declaratoria de estado de emergencia por desastre o peligro inminente por la autoridad competente, pudiendo efectuar modiﬁcaciones presupuestarias en el nivel funcional programático sólo hasta por el dos por ciento (2%) de los recursos asignados en la Partida de Gasto 2.2.2 3 “Entrega de bienes y servicios”, para ﬁnanciar, exclusivamente, el servicio de transporte de bienes de ayuda humanitaria, asociado a la Partida de Gasto 2.3.2 7.11 2 “Transporte y traslado de carga, bienes y materiales”.

9.11	Se prohíbe, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales a realizar modiﬁcaciones presupuestarias en el nivel funcional programático con el ﬁn de efectuar anulaciones con cargo a los créditos presupuestarios de la “Actividad: 5006144 Atención de Actividades de Emergencia” y la “Actividad 5006412: Intervenciones extraordinarias del Fenómeno El Niño - FEN”, bajo responsabilidad del titular del pliego, salvo las anulaciones que se realicen para habilitar a otras unidades ejecutoras dentro del mismo pliego en las mismas actividades, así como las anulaciones de recursos habilitados en el marco del artículo 64 de la presente ley.

9.12	Se prohíbe, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional y los gobiernos regionales a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a los recursos asignados en su presupuesto institucional en las ﬁnalidades “Pago de las asignaciones por tipo y ubicación de institución educativa”, “Pago de la asignación por jornada de trabajo adicional y asignación por cargo de mayor responsabilidad”, “Pago de las remuneraciones de profesores de educación física”, “Pago de remuneraciones de profesores técnicos deportivos”, “Pago de remuneraciones de promotores culturales” y “Pago de beneﬁcios sociales de docentes y auxiliares de educación básica y técnico productiva”, con el ﬁn de habilitar otras ﬁnalidades de sus presupuestos institucionales, salvo las habilitaciones que se realicen dentro de la misma ﬁnalidad entre las unidades ejecutoras del mismo pliego.

9.13	Se prohíbe, durante el Año Fiscal 2024, al Ministerio de Salud y a las unidades ejecutoras de salud de los gobiernos regionales a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a las Especíﬁcas de Gasto 2.1.1 3.1 3 “Personal SERUMS” y 2.3.2 7.5 7 “Internos de medicina y odontología”, con el ﬁn de habilitar a otras partidas, genéricas o especíﬁcas del gasto.

9.14	Durante el Año Fiscal 2024, las Partidas de Gasto siguientes: 2.3.2.7.1 “Servicios de Consultorías y Similares Desarrollados Por Personas Jurídicas”, 2.3.2.7.2 “Servicios de Consultorías y Similares Desarrollados por Personas Naturales”, 2.3.2.2.4 “Servicio de Publicidad, Impresiones, Difusión e Imagen Institucional” y 2.3.2.7.11.99 “Servicios Diversos” del presupuesto institucional de los pliegos presupuestarios del Gobierno Nacional, gobiernos regionales y gobiernos locales, no pueden ser habilitadas salvo las habilitaciones que se realicen entre o dentro de las indicadas partidas de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

9.15	Se prohíbe, durante el Año Fiscal 2024, a los pliegos Ministerio del Interior, Ministerio Público, Ministerio de Justicia y Derechos Humanos y Poder Judicial a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con el ﬁn de efectuar anulaciones con cargo a la Finalidad “0404080 Resolver con celeridad casos en ﬂagrancia en distritos con alta incidencia”, bajo responsabilidad del titular del pliego, salvo las anulaciones que se realicen para habilitar a otras unidades ejecutoras dentro del mismo pliego en la misma actividad o acción de inversión u obra, según corresponda.

9.16	Se prohíbe, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional y los gobiernos regionales, a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a las Finalidades: “0394356 Implementación de jornada escolar completa”, “0394357 Adecuado funcionamiento de los Pronoei”, “0394358 Implementación de las redes educativas de gestión escolar”, “0394359 Implementación del modelo de servicio educativo secundaria en alternancia”, “0394360 e Implementación del modelo de servicio educativo secundaria en residencias”, salvo las habilitaciones que se realicen entre o dentro de las indicadas ﬁnalidades en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

9.17	Se prohíbe, durante el Año Fiscal 2024, al pliego Instituto Nacional Penitenciario a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a las partidas de gasto 2.3.2 7.11.5 “Servicios de alimentación de consumo humano”, con el ﬁn de habilitar otras partidas, genéricas o especíﬁcas de gasto de su presupuesto institucional, salvo las habilitaciones que se realicen entre unidades ejecutoras del mismo pliego.

9.18	Las anulaciones a las respectivas partidas de gasto que se realicen en el marco del presente artículo no pueden ser materia de demandas adicionales durante la fase de Ejecución Presupuestaria.

Artículo 10. Medidas en materia de bienes y servicios

10.1	Durante el Año Fiscal 2024, los viajes al exterior de los servidores o funcionarios públicos y representantes del Estado con cargo a recursos públicos deben realizarse en categoría económica, pudiendo exceptuarse a los funcionarios señalados en el artículo 52 de la Ley Nº 30057, Ley del Servicio Civil, siempre que el tiempo de viaje sea mayor a ocho (8) horas o cuando la estancia sea menor a cuarenta y ocho (48) horas.

La autorización para viajes al exterior de las personas señaladas en el párrafo precedente se aprueba conforme a lo establecido en la Ley Nº 27619, Ley que regula la autorización de viajes al exterior de servidores y funcionarios públicos, y sus normas reglamentarias.

10.2	Se establece que el monto máximo por concepto de honorarios mensuales es el tope de ingresos señalado en el artículo 2 del Decreto de Urgencia Nº 038-2006 para la contratación por locación de servicios que se celebre con personas naturales, de manera directa o indirecta, y para la contratación bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057. Dicho monto máximo no es aplicable para la contratación de abogados y peritos independientes para la defensa del Estado en el exterior, así como para el personal contratado en el marco de la Ley Nº 29806, Ley que regula la contratación de personal altamente caliﬁcado en el Sector Público y dicta otras disposiciones, y sus normas complementarias.

10.3	En ningún caso, el gasto mensual por servicios de telefonía móvil, servicio de comunicaciones personales (PCS) y servicio de canales múltiples de selección automática (troncalizado) puede exceder al monto resultante de la multiplicación del número de equipos por S/ 180,00 (CIENTO OCHENTA Y 00/100 SOLES). Se considera, dentro del referido monto, el costo por el alquiler del equipo, así como al valor agregado al servicio, según sea el caso.

La oﬁcina general de administración de la entidad o la que haga sus veces, establece, mediante directiva, los montos que se cubren por equipo sujeto al gasto mensual antes señalado.

La diferencia de consumo en la facturación es abonada por el funcionario o servidor que tenga asignado el equipo conforme al procedimiento que se establezca en la mencionada directiva. No puede asignarse más de un equipo por persona. Al Presidente de la República, titulares de los poderes del Estado y ministros, no les son aplicables las restricciones de gasto señaladas en el primer párrafo del presente numeral.

10.4	La adquisición de los vehículos automotores se realiza con cargo a los recursos del presupuesto institucional de las entidades respectivas exclusivamente para la implementación de las intervenciones a su cargo o para la renovación de los vehículos automotores que tengan una antigüedad igual o superior a diez (10) años, por cualquier fuente de ﬁnanciamiento y conforme a la normatividad vigente, sin demandar recursos adicionales al tesoro público.

La adquisición de los vehículos automotores a la que se reﬁere el presente numeral solo puede efectuarse previa autorización del titular del pliego mediante resolución de dicha autoridad, la misma que se publica en la sede digital de la entidad respectiva. Esta facultad del titular del pliego es indelegable. Las entidades bajo los alcances del presente numeral deben remitir, semestralmente, a la Contraloría General de la República y a la Comisión de Presupuesto y Cuenta General de la República del Congreso de la República, una copia de las resoluciones del titular del pliego emitidas conforme a lo establecido en el presente párrafo.

10.5	En materia de uso de vehículos, se establece que la asignación exclusiva de vehículos automotores para altos funcionarios en actividad, en el caso de entidades del Gobierno Nacional, es únicamente para uso oﬁcial de los ministros, viceministros, secretarios generales, jefes de gabinete y titulares de pliego de entidades del Gobierno Nacional, y para aquellos que al momento de entrada en vigencia de la presente ley cuentan con la autorización correspondiente. Para el resto de personal de las entidades del Gobierno Nacional, pueden hacer uso de los vehículos automotores de la ﬂota de la respectiva entidad para el cumplimiento de sus funciones.

Las entidades constitucionalmente autónomas, las Fuerzas Armadas y Policía Nacional del Perú, los gobiernos regionales y los gobiernos locales adoptan medidas de austeridad en materia de uso de vehículos, las cuales deben ser aprobadas mediante resolución de su titular, dentro de los diez (10) días hábiles siguientes contados a partir de la vigencia de la presente norma. Dicha resolución se publica en la sede digital de las referidas entidades.

Artículo 11. Medidas en gastos de inversión

11.1	Con el propósito de asegurar la ejecución de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentren bajo el ámbito de dicho Sistema Nacional, se dispone que, para efectos de que las entidades del Gobierno Nacional, los gobiernos regionales y gobiernos locales puedan efectuar anulaciones con cargo a los recursos de las referidas inversiones y proyectos, así como de estudios de pre-inversión, se requiere opinión previa favorable de la oﬁcina de programación multianual de inversiones y/o de la oﬁcina de presupuesto de la entidad, o quienes hagan sus veces, según corresponda.

11.2	No se pueden anular recursos de inversiones que han sido catalogadas por el Ministerio de Economía y Finanzas como estratégicas y detalladas en el Anexo I, así como de inversiones por liquidar y/o con avance ﬁnanciero mayor al noventa por ciento (90%) respecto a su costo actualizado de inversión. En caso las inversiones se encuentran cerradas y registren su Formato Nº 09 “Registro del cierre de inversión” en el Banco de Inversiones, quedan exceptuados del presente numeral. Asimismo, toda inversión que cuente con recursos públicos y esté liquidado, debe efectuar el cierre respectivo en el Banco de Inversiones durante el año ﬁscal en curso.

11.3	Con la ﬁnalidad de asegurar el cierre de la cartera de inversiones y el cumplimiento oportuno de sus objetivos, la habilitación de todo crédito presupuestario con cargo a las anulaciones referidas en el numeral 11.1 puede efectuarse a favor de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentren bajo el ámbito de dicho Sistema Nacional, siempre que se presenten alguno de los siguientes supuestos: i) que se encuentren en el Anexo 03 de la Ley Nº 31912 y sus modiﬁcatorias, y que cuenten con opinión técnica favorable del sector; ii) que hayan iniciado ejecución física de algún componente de inversión y cuenten con Expediente Técnico o documento equivalente aprobado; iii) que pertenezcan al Plan Nacional de Infraestructura Sostenible para la Competitividad; iv) que estén incluidas en los Anexos I, II, III y IV de la presente ley; o, v) que se ejecuten mediante el mecanismo de Obras por Impuestos que se encuentren en condición de viables o aprobadas, para el inicio de la fase de ejecución. Adicionalmente, se puede habilitar crédito presupuestario a favor de las inversiones que se encuentren en el Documento de Programación Presupuestaria de Inversiones emitido por la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas (DGPP). La oﬁcina de programación multianual de inversiones y la oﬁcina de presupuesto de la entidad, o las que hagan sus veces, según corresponda, veriﬁcan las condiciones establecidas en el presente numeral.

Las entidades que realicen la habilitación de créditos presupuestarios a favor de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones para la culminación y/o liquidación de las inversiones deben efectuar el cierre respectivo en el Banco de Inversiones en el Año Fiscal 2024.

Asimismo, en el caso de inversiones que cuenten con presupuesto en el Año Fiscal 2024 y tengan registro de cierre en el banco de inversiones producto de cambio en la concepción técnica de la inversión, se autoriza a realizar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a dichas inversiones para habilitar las inversiones viables o aprobadas como producto de dicho cambio, en el marco del Sistema Nacional de Programación Multianual de Inversiones.

11.4	Durante el Año Fiscal 2024, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales no pueden realizar modiﬁcaciones presupuestarias en el nivel institucional con cargo a los recursos de su presupuesto institucional asignados a gastos de capital para el ﬁnanciamiento de gastos corrientes.

11.5	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado en los gobiernos regionales y los gobiernos locales hasta por la suma de S/ 3 484 243 286,00 (TRES MIL CUATROCIENTOS OCHENTA Y CUATRO MILLONES DOSCIENTOS CUARENTA Y TRES MIL DOSCIENTOS OCHENTA Y SEIS Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios. De esta asignación, se ﬁnancia hasta por la suma de S/ 3 181 780 550,00 (TRES MIL CIENTO OCHENTA Y UN MILLONES SETECIENTOS OCHENTA MIL QUINIENTOS CINCUENTA Y 00/100 SOLES) con el saldo presupuestal de libre disponibilidad de la fuente de ﬁnanciamiento Recursos Ordinarios del año 2023 al que se hace referencia en el literal a) del artículo 18 del Decreto Legislativo Nº 1276 y cuyo procedimiento de determinación se establece en la Resolución Ministerial Nº 371-2008-EF/77. Para tal efecto, se exceptúa de la aplicación del literal a) del artículo 18 y del literal a) del numeral 20.3 del artículo 20 del Decreto Legislativo Nº 1276, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal del Sector Público No Financiero, disponiéndose, asimismo, que los recursos bajo el alcance del presente párrafo no pueden ser utilizados en la Reserva Secundaria de Liquidez (RSL) a que se reﬁere el numeral 16.4 del artículo 16 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

Los recursos a los que se reﬁere el párrafo precedente están, destinados, exclusivamente, al ﬁnanciamiento para asegurar la ejecución de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones a los que se les transﬁrieron recursos conforme a los artículos 13 y 14 de la Ley Nº 30693, Ley de Presupuesto del Sector Público para el Año Fiscal 2018, a los artículos 13 y 14 de la Ley Nº 30879, Ley de Presupuesto del Sector Público para el Año Fiscal 2019, al artículo 15 de la Ley Nº 30970, Ley que aprueba diversas medidas presupuestarias para coadyuvar a la calidad y la ejecución del gasto público y dicta otras medidas, a los artículos 14 y 15 del Decreto de Urgencia Nº 014-2019, Decreto de Urgencia que aprueba el Presupuesto del Sector Público para el Año Fiscal 2020, al artículo 14 de la Ley Nº 31084, Ley de Presupuesto del Sector Público para el Año Fiscal 2021, al artículo 14 de la Ley Nº 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022, al artículo 14 de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023, a la Ley Nº 31728, Ley que aprueba créditos suplementarios para el ﬁnanciamiento de mayores gastos en el marco de la reactivación económica a favor de diversos pliegos del Gobierno Nacional, gobiernos regionales y gobiernos locales y dicta otras medidas, al Decreto de Urgencia Nº 070-2020, Decreto de Urgencia para la reactivación económica y atención de la población a través de la inversión pública y gasto corriente ante la emergencia sanitaria producida por el COVID-19, al Decreto de Urgencia Nº 114-2020, Decreto de Urgencia para la reactivación económica a través de la inversión pública, ante la emergencia sanitaria producida por el COVID-19 y que dicta otras medidas, al Decreto Supremo Nº 117-2021-EF, Decreto Supremo que autoriza un Crédito Suplementario y Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2021 a favor del Gobierno Nacional, gobiernos regionales y gobiernos locales, al Decreto de Urgencia Nº 102-2021, Decreto de Urgencia que dicta medidas extraordinarias para la ejecución de gasto público en materia de inversión orientado al ﬁnanciamiento de proyectos de saneamiento, infraestructura vial y equipamiento urbano, al Decreto Supremo Nº 096-2022-EF, Decreto Supremo que autoriza Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2022 a favor de la Reserva de Contingencia y de la Reserva de Contingencia a favor de un gobierno regional y diversos gobiernos locales, al Decreto Supremo Nº 159-2022-EF, Decreto Supremo que autoriza Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2022 a favor de la Reserva de Contingencia y de la Reserva de Contingencia a favor de diversos gobiernos locales, al Decreto Supremo Nº 178-2022-EF, Decreto Supremo que autoriza Transferencias de Partidas a favor de la Reserva de Contingencia y de la Reserva de Contingencia a favor de un gobierno regional y diversos gobiernos locales en el Presupuesto del Sector Público para el Año Fiscal 2022, al Decreto Supremo Nº 139-2022-EF, Decreto Supremo que autoriza Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2022 a favor de la Reserva de Contingencia y de la Reserva de Contingencia a favor de diversos gobiernos locales, al Decreto Supremo Nº 173-2022-EF, Decreto Supremo que autoriza Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2022 a favor de diversos gobiernos regionales y gobiernos locales, al Decreto Supremo Nº 025-2023-EF, Decreto Supremo que autoriza Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2023 a favor de diversos pliegos del Gobierno Nacional, un gobierno regional y un gobierno local, a la Ley Nº 31436, Ley que aprueba Créditos Suplementarios para el ﬁnanciamiento de mayores gastos de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales y dicta otras medidas, a la Ley Nº 31538, Ley que aprueba créditos suplementarios para el ﬁnanciamiento de los gastos asociados a la emergencia sanitaria producida por la COVID-19 la reactivación económica y otros gastos de las entidades del Gobierno Nacional los gobiernos regionales y los gobiernos locales y dicta otras medidas y al Decreto de Urgencia Nº 020-2023, Decreto de Urgencia que establece medidas extraordinarias en materia económica y ﬁnanciera para impulsar la reactivación en materia de inversión pública; de acuerdo con el Anexo II de la presente ley.

Sólo se puede ejecutar gasto con cargo a los recursos asignados para asegurar la ejecución de las inversiones en el marco del Decreto de Urgencia Nº 020-2023 siempre que la habilitación de los recursos del Decreto de Urgencia Nº 020-2023 haya contado con opinión técnica favorable de la Oﬁcina de Programación Multianual de Inversiones del sector competente, de acuerdo a lo señalado en el inciso a) del numeral 3.2 del artículo 3 del referido decreto de urgencia, y no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el párrafo precedente.

Los recursos a los que se reﬁere el presente numeral no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

11.6	Se autoriza a los gobiernos regionales y gobiernos locales a realizar modiﬁcaciones presupuestarias en el nivel funcional programático, con cargo a los recursos del Anexo II de la presente ley, para el ﬁnanciamiento de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, que cuenten con expediente técnico o documento equivalente aprobado, vigente y registrado en el Banco de Inversiones, además de avance ﬁnanciero en consistencia con los cronogramas de ejecución. No se encuentran comprendidos en lo establecido en el presente párrafo los recursos del Anexo II asignados para asegurar la ejecución de las inversiones en el marco del Decreto de Urgencia Nº 020-2023.

Las modiﬁcaciones presupuestarias en el nivel funcional programático a las que se reﬁere el párrafo precedente se realizan previa opinión favorable de la entidad del Gobierno Nacional que habilitó los recursos para las inversiones en el marco de las transferencias de recursos efectuadas en los años ﬁscales 2018, 2019, 2020, 2021, 2022 y 2023, conforme a los artículos 13 y 14 de la Ley Nº 30693, a los artículos 13 y 14 de la Ley Nº 30879, al artículo 15 de la Ley Nº 30970, a los artículos 14 y 15 del Decreto de Urgencia Nº 014-2019, al artículo 14 de la Ley Nº 31084, al artículo 14 de la Ley Nº 31365, y al artículo 14 de la Ley Nº 31638. En el caso de los recursos transferidos en el marco del Decreto de Urgencia Nº 070-2020, del Decreto de Urgencia Nº 114-2020, del Decreto Supremo Nº 117-2021-EF, del Decreto de Urgencia Nº 102-2021, del Decreto Supremo Nº 096-2022-EF, del Decreto Supremo Nº 159-2022-EF, del Decreto Supremo Nº 178-2022-EF, del Decreto Supremo Nº 139-2022-EF, del Decreto Supremo Nº 173-2022-EF, del Decreto Supremo Nº 025-2023-EF, de la Ley Nº 31436, de la Ley Nº 31538, de la Ley Nº 31728, la opinión previa favorable debe ser emitida por el Ministerio de Vivienda, Construcción y Saneamiento, el Ministerio de Educación, el Ministerio de Desarrollo Agrario y Riego, el Ministerio de Salud, el Ministerio de Transportes y Comunicaciones, el Ministerio del Ambiente, el Ministerio de Comercio Exterior y Turismo, el Ministerio del Interior y el Ministerio de la Producción, según corresponda. Las referidas entidades del Gobierno Nacional emiten a la entidad solicitante, mediante oﬁcio, la opinión correspondiente a la propuesta de modiﬁcación presupuestaria. Para tal ﬁn, las referidas modiﬁcaciones presupuestarias quedan exceptuadas del numeral 11.3 del presente artículo.

11.7	Las entidades del Gobierno Nacional que hayan transferido recursos en el marco de los artículos 13 y 14 de la Ley Nº 30693, de los artículos 13 y 14 de la Ley Nº 30879, del artículo 15 de la Ley Nº 30970, los artículos 14 y 15 del Decreto de Urgencia Nº 014-2019, el artículo 14 de la Ley Nº 31084, el artículo 14 de la Ley Nº 31365, y el artículo 14 de la Ley Nº 31638, y las entidades del Gobierno Nacional que son responsables sectoriales de las inversiones ﬁnanciadas mediante el Decreto de Urgencia Nº 070-2020, el Decreto de Urgencia Nº 114-2020, el Decreto Supremo Nº 117-2021- EF, el Decreto de Urgencia Nº 102-2021, el Decreto Supremo Nº 096-2022-EF, el Decreto Supremo Nº 159-2022-EF, el Decreto Supremo Nº 178-2022-EF, el Decreto Supremo Nº 139-2022-EF, el Decreto Supremo Nº 173-2022-EF, la Ley Nº 31436 y la Ley Nº 31538, registran la información sobre el avance físico y ﬁnanciero de la ejecución de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones ﬁnanciadas en el Módulo de recolección de datos mediante el Formato Nº 26: Formato de seguimiento de transferencias, que deberá ser actualizado trimestralmente, bajo responsabilidad del titular de la entidad pública. Las referidas entidades del Gobierno Nacional publican en su sede digital la información registrada en dicho Formato. Para tal efecto, los gobiernos regionales y gobiernos locales que hayan recibido recursos en el marco de las normas mencionadas en el presente numeral, en cumplimiento de las acciones contenidas en el respectivo convenio, deben registrar y mantener actualizada la información en el Formato 12-B: Seguimiento a la ejecución de inversiones, del Sistema Nacional de Programación Multianual y Gestión de Inversiones, así como remitir a las oﬁcinas de programación multianual de inversiones y/o unidades ejecutoras de inversión (UEI) de los sectores, según corresponda.

Asimismo, deben cumplir con lo señalado en el párrafo precedente las entidades del Gobierno Nacional que solicitaron la transferencia de recursos en el marco del Decreto Supremo Nº 025-2023-EF, la Ley Nº 31728, así como las entidades del Gobierno Nacional que emitieron opinión favorable a las inversiones habilitadas en el marco del literal a) del numeral 3.2 del artículo 3 del Decreto de Urgencia Nº 020-2023, Decreto de Urgencia que establece medidas extraordinarias en materia económica y ﬁnanciera para impulsar la reactivación en materia de inversión pública.

11.8	Las referidas entidades del Gobierno Nacional deben considerar en la programación de sus respectivos presupuestos institucionales, correspondientes a los años ﬁscales subsiguientes, bajo responsabilidad del titular, los recursos necesarios que garanticen la ejecución de las inversiones ﬁnanciadas en los años ﬁscales 2018, 2019, 2020, 2021, 2022 y 2023, conforme a lo señalado en el numeral 11.5 del presente artículo, hasta su culminación, en el marco del cumplimiento de los convenios y/o adendas suscritos, a ﬁn de orientar dichos recursos al presupuesto de los gobiernos regionales y gobiernos locales, de corresponder.

Las entidades del Gobierno Nacional deben remitir al Ministerio de Economía y Finanzas, hasta el 15 de marzo de 2024 el detalle de los recursos que se deben programar para el Año Fiscal 2025 que asegure el ﬁnanciamiento de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, consignando el monto ejecutable en dicho año ﬁscal.

11.9	Se dispone que, para las modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a recursos de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentren bajo el ámbito de dicho Sistema Nacional, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales quedan exceptuados de lo establecido en el inciso i) del numeral 34.2 del artículo 34 de la presente ley y del inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

11.10	El numeral 11.5 del presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

CAPÍTULO III

OTRAS DISPOSICIONES PARA EJECUCIÓN DEL GASTO PÚBLICO

Artículo 12. De la certiﬁcación del crédito presupuestario y de la previsión presupuestaria para inversiones de los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales

12.1	Se autoriza, durante el Año Fiscal 2024, a los gobiernos regionales y gobiernos locales que reciban recursos en el marco de la suscripción de convenios con pliegos del Gobierno Nacional, a cargo de las inversiones incluidas en el Anexo II de la presente ley, para otorgar de forma previa a la convocatoria del procedimiento de selección, en el caso de ejecuciones contractuales que superen el año ﬁscal en curso, una constancia respecto a la previsión presupuestaria correspondiente al valor referencial de dicha convocatoria. La citada previsión presupuestaria se efectúa conforme a lo establecido en el numeral 41.4 del artículo 41 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, y debe señalar adicionalmente, el monto de los recursos previstos en el convenio y/o adendas correspondientes, los que deben estar vigentes en el presente año ﬁscal; asimismo, debe señalar las metas previstas y la fuente de ﬁnanciamiento con cargo a la cual se atiende su ﬁnanciamiento.

12.2	Previamente al otorgamiento de la buena pro de las inversiones que forman parte del Anexo II, se debe contar con la certiﬁcación de crédito presupuestario emitida por la oﬁcina de presupuesto, o la que haga sus veces, sobre la existencia de crédito presupuestario suﬁciente, orientado a la ejecución del gasto en el año ﬁscal en que se ejecuta el contrato, bajo responsabilidad del titular de la entidad, conforme a lo dispuesto en los numerales 41.2 y 41.3 del artículo 41 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Para tal efecto, el comité de selección o la oﬁcina a cargo del procedimiento de selección, según corresponda, antes de otorgar la buena pro, debe solicitar a la oﬁcina de presupuesto de la entidad o a la que haga sus veces, la referida certiﬁcación.

12.3	Se autoriza, excepcionalmente para el Año Fiscal 2024, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, para los procedimientos de selección cuya convocatoria se realice dentro de los últimos cuatro (04) meses del Año Fiscal 2024, a otorgar, de forma previa a la convocatoria del procedimiento de selección, la previsión presupuestaria respecto a los recursos correspondientes al valor referencial o valor estimado de dicha convocatoria, así como a otorgar la buena pro en dicho procedimiento de selección, dentro de los últimos cuatro (04) meses del Año Fiscal 2024. La citada previsión debe señalar el monto de los recursos que se encuentren previstos en el proyecto de Ley de Presupuesto del Sector Público correspondiente al año ﬁscal siguiente, que presenta el Poder Ejecutivo al Congreso de la República. La suscripción del contrato se efectúa en el siguiente año ﬁscal; excepcionalmente, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales pueden suscribir el contrato en el Año Fiscal 2024 siempre que cuenten con los recursos para asumir las obligaciones contractuales, con cargo a su presupuesto institucional para el año ﬁscal 2024 y sin demandar recursos adicionales al tesoro público.

12.4	Se autoriza, para el Año Fiscal 2024, a realizar las previsiones de las inversiones y/o intervenciones ejecutadas bajo la modalidad de Gobierno a Gobierno, siempre que el pliego presupuestario cuente con la capacidad presupuestal para asumir dichos compromisos. Asimismo, los pliegos presupuestarios remiten trimestralmente a la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas las actualizaciones de las proyecciones de costos de la cartera de inversiones y/o intervenciones bajo la modalidad de Gobierno a Gobierno a su cargo.

Artículo 13. Transferencias ﬁnancieras permitidas durante el Año Fiscal 2024

13.1	Se autoriza, en el presente Año Fiscal, la realización, de manera excepcional, de las siguientes transferencias ﬁnancieras, conforme se detalla a continuación:

a)	Las que realice el Ministerio de Trabajo y Promoción del Empleo para el Programa de Empleo Temporal “Llamkasun Perú”, a favor de gobiernos locales.

b)	Las que realice el Ministerio de Vivienda, Construcción y Saneamiento para el Fondo MIVIVIENDA S.A., y para las empresas prestadoras de servicios de saneamiento.

El Ministerio de Vivienda, Construcción y Saneamiento debe remitir al Ministerio de Economía y Finanzas, el detalle de la ejecución de los recursos transferidos al Fondo MIVIVIENDA S.A. y a las empresas prestadoras de servicios de saneamiento, de manera trimestral, bajo responsabilidad de su titular.

c)	Las que realice la Comisión Nacional para el Desarrollo y Vida sin Drogas (DEVIDA) en el marco de los Programas Presupuestales: “Programa de Desarrollo Alternativo Integral y Sostenible - PIRDAIS”, “Prevención y Tratamiento del Consumo de Drogas” y “Gestión Integrada y Efectiva del Control de Oferta de Drogas en el Perú”. Las transferencias ﬁnancieras que se realicen en el marco de los Programas Presupuestales antes señalados solo pueden realizarse con cargo a los recursos de las Actividades: 5001253, 5001254, 5006187 y 5006190 del Programa Presupuestal 0072: Programa de Desarrollo Alternativo Integral y Sostenible – PIRDAIS. Las Actividades 5001253, 5001254, 5005066, 5005067, 5004296 y 5004297 del Programa Presupuestal 0074: Gestión Integrada y Efectiva del Control de Oferta de Drogas en el Perú. Las Actividades 5006173, 5006177 y 5006178 del Programa Presupuestal 0051: Prevención y Tratamiento del Consumo de Drogas.

d)	Las que realice el Ministerio de Salud para proteger, recuperar y mantener la salud de las personas y poblaciones afectadas por situaciones de epidemias y emergencias sanitarias que cumplan con los supuestos establecidos en el artículo 6 del Decreto Legislativo Nº 1156, Decreto Legislativo que dicta medidas destinadas a garantizar el servicio público de salud en los casos en que exista un riesgo elevado o daño a la salud y la vida de las poblaciones.

e)	Las que realice el Organismo Técnico de la Administración de los Servicios de Saneamiento (OTASS), para las empresas prestadoras de servicios de saneamiento.

El OTASS debe remitir al Ministerio de Economía y Finanzas, el detalle de la ejecución de los recursos transferidos a las empresas prestadoras de servicios de saneamiento, de manera trimestral, bajo responsabilidad de su titular.

f)	Las que realicen los gobiernos locales provinciales a favor de las Sociedades de Beneﬁcencia cuyas funciones y competencias han sido transferidas por el Ministerio de la Mujer y Poblaciones Vulnerables, en el marco del proceso de descentralización, para el pago de remuneraciones.

g)	Las que se efectúen en aplicación de la Ley Nº 29768, Ley de Mancomunidad Regional, y modiﬁcatorias. Para la aplicación de lo dispuesto por el artículo 10 de la mencionada ley, las transferencias de recursos se efectúan previa suscripción de convenio con cada uno de los gobiernos regionales conformantes de la mancomunidad, sin demandar recursos adicionales al tesoro público.

h)	Las que se realicen para el ﬁnanciamiento y coﬁnanciamiento de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de los proyectos que no se encuentran bajo el ámbito de dicho Sistema Nacional, y el mantenimiento de carreteras y de infraestructura de saneamiento, así como para el desarrollo de capacidades productivas, entre los niveles de gobierno subnacional y de estos al Gobierno Nacional, previa suscripción del convenio respectivo. Las transferencias ﬁnancieras se efectúan hasta el primer trimestre del año 2024, debiéndose emitir el acuerdo de Consejo Regional o Concejo Municipal, según corresponda, dentro del plazo antes mencionado.

Para efectos de la suscripción del convenio antes mencionado, el Titular de la Municipalidad Metropolitana de Lima puede delegar la facultad de suscribir los referidos convenios por parte del Gobierno Regional en el Gerente Regional.

i)	Las que efectúen los gobiernos locales para las acciones siguientes:

i.	Las acciones que se realicen en el marco de programas sociales, conforme a las disposiciones legales vigentes para dichos programas.

ii.	Las acciones que se realicen en aplicación de la Ley Nº 29029, Ley de la Mancomunidad Municipal, y modiﬁcatorias.

iii.	El pago de las dietas y la prestación de los servicios públicos delegados a las municipalidades de centros poblados, en el marco de los artículos 131 y 133 de la Ley Nº 27972, Ley Orgánica de Municipalidades, respectivamente.

iv.	La prestación de servicios y el mantenimiento de la infraestructura vial de su competencia, a cargo de sus organismos públicos.

v.	A favor del Ministerio del Interior por la imposición de papeletas por infracciones al Reglamento Nacional de Tránsito, conforme al artículo 13 de la Ley Nº 28750, Ley que autoriza Crédito Suplementario en el Presupuesto del Sector Público para el Año Fiscal 2006 y dicta otras medidas.

vi.	A favor de las entidades prestadoras de servicios de saneamiento (EPS), para ﬁnanciar gastos de mantenimiento, equipamiento e infraestructura de saneamiento.

j)	Las que realicen los gobiernos regionales y los gobiernos locales a favor de las empresas prestadoras de servicios de saneamiento (EPS) de sus respectivos ámbitos, para el ﬁnanciamiento o coﬁnanciamiento de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentran bajo el ámbito de dicho sistema, de saneamiento, así como para la supervisión de los proyectos e inversiones antes mencionadas que los gobiernos regionales y gobiernos locales ejecuten en el ámbito de prestación de dicha EPS.

k)	Las que realice el Ministerio de Energía y Minas:

i.	A favor de los gobiernos regionales, cuyos recursos son destinados a ﬁnanciar exclusivamente, a las direcciones y/o gerencias regionales de Energía y Minas de dichos gobiernos regionales para ﬁnanciar el fortalecimiento de la capacidad de gestión regional en el ejercicio de las funciones en materia minero energética, en el marco del proceso de descentralización, hasta por la suma de S/ 5 200 000,00 (CINCO MILLONES DOSCIENTOS MIL Y 00/100 SOLES).

ii.	A favor de los gobiernos regionales con el objeto de fortalecer el proceso de formalización minera integral en las regiones, para realizar actividades de sensibilización y capacitación a los mineros en proceso de formalización, para la evaluación de los Instrumentos de Gestión Ambiental de Formalización, así como para la revisión del cumplimiento de los requisitos en el Expediente Técnico en el que se solicita la autorización de inicio/reinicio de las actividades mineras, hasta por la suma de S/ 14 000 000,00 (CATORCE MILLONES Y 00/100 SOLES).

iii.	A favor de las empresas concesionarias de distribución eléctrica vinculadas al ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), y de la empresa de Administración de Infraestructura Eléctrica S.A. (ADINELSA), en el marco de lo establecido en la Ley Nº 28749, Ley General de Electriﬁcación Rural, y su reglamento, hasta por la suma de S/ 100 000 000,00 (CIEN MILLONES Y 00/100 SOLES).

iv.	A favor de Activos Mineros S.A.C - AMSAC para ﬁnanciar las acciones de remediación ambiental del subsector minería, hasta por la suma de S/ 80 000 000,00 (OCHENTA MILLONES Y 00/100 SOLES). El Ministerio de Energía y Minas aprueba, mediante resolución de su titular, y de forma previa a la aprobación de la transferencia ﬁnanciera, una relación priorizada de pasivos ambientales mineros identiﬁcados y/o encargo efectuado para su remediación.

v.	A favor de las empresas de distribución eléctrica vinculadas al ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), hasta por la suma de S/ 108 804 703,00 (CIENTO OCHO MILLONES OCHOCIENTOS CUATRO MIL SETECIENTOS TRES Y 00/100 SOLES), para ﬁnanciar el Programa “Plan de Inversiones en Transmisión (PIT) Recuperación Económica Post COVID-19 en Perú”.

vi.	A favor de la Agencia de Promoción de la Inversión Privada (PROINVERSIÓN), hasta por la suma de S/ 24 879 699,00 (VEINTICUATRO MILLONES OCHOCIENTOS SETENTA Y NUEVE MIL SEISCIENTOS NOVENTA Y NUEVE Y 00/100 SOLES), para ﬁnanciar los gastos del desarrollo de la Etapa II del Estudio de preinversión, comprendido en la fase de formulación del Proyecto Sistema Integrado de Transporte de Gas (SITGAS).

Los recursos ﬁnancieros no utilizados por PROINVERSIÓN al 31 de diciembre de 2024 deben ser revertidos al tesoro público, conforme a la normatividad del Sistema Nacional de Tesorería.

vii.	A favor de la empresa Petróleos del Perú – PETROPERÚ S.A., hasta por la suma de S/ 21 653 000,00 (VEINTIÚN MILLONES SEISCIENTOS CINCUENTA Y TRES MIL Y 00/100 SOLES), para ﬁnanciar la ejecución del encargo especial dispuesto en el Decreto Supremo Nº 019-2023-EM, para la administración provisional de la Concesión del Sistema de Distribución de Gas Natural por Red de Ductos de la Concesión Sur Oeste, que comprende la operación y mantenimiento del Sistema de Distribución de la referida Concesión y la prestación del servicio público de distribución de gas natural en las regiones de Arequipa, Moquegua y Tacna, a cargo de la empresa Petróleos del Perú – PETROPERÚ S.A.

Los recursos públicos, bajo responsabilidad del Presidente del Directorio de la Empresa Petróleos del Perú – PETROPERÚ S.A. deben ser destinados solo a los ﬁnes para los cuales se autoriza su transferencia ﬁnanciera conforme al presente acápite.

Lo establecido en el presente literal se ﬁnancia con cargo al presupuesto institucional del Ministerio de Energía y Minas, por la fuente de ﬁnanciamiento Recursos Directamente Recaudados de la Unidad Ejecutora 001 Ministerio de Energía y Minas - Central para el caso de los acápites i y ii, por la fuente de ﬁnanciamiento Recursos Ordinarios de la Unidad Ejecutora 001 Ministerio de Energía y Minas - Central para el caso de los acápites iv, vi y vii, por la fuente de ﬁnanciamiento Recursos por Operaciones Oﬁciales de Crédito de la Unidad Ejecutora 005 Dirección General de Electriﬁcación Rural (DGER) para el caso del acápite v; y para lo autorizado en el acápite iii. con los recursos de la fuente de ﬁnanciamiento Recursos Determinados correspondiente a la Unidad Ejecutora 005 Dirección General de Electriﬁcación Rural (DGER), pudiendo incluir saldos de balance por dicha fuente que dicho ministerio previamente incorpora en su presupuesto institucional. Las transferencias ﬁnancieras autorizadas por el presente literal se aprueban previa suscripción de convenio entre el Ministerio de Energía y Minas, y las entidades o empresas involucradas. Queda prohibido, bajo responsabilidad, destinar los recursos autorizados por la presente disposición a ﬁnes distintos para los cuales son transferidos.

Las entidades y empresas que reciben las transferencias ﬁnancieras en el marco de lo establecido en el presente literal informan al Ministerio de Energía y Minas los avances físicos y ﬁnancieros de la ejecución de dichos recursos, con relación a su cronograma de ejecución y/o las disposiciones contenidas en los convenios y/o adendas correspondientes.

En el marco, de lo establecido en el acápite vii del presente literal, la empresa Petróleos del Perú – PETROPERÚ S.A. informa al Ministerio de Energía y Minas los detalles de la ejecución de dichos recursos, en atención a lo dispuesto en el “Convenio Marco de Encargo Especial para la administración provisional de la conexión del sistema de distribución de gas natural por red de ductos de la Concesión Sur Oeste” suscrito con fecha 28 de diciembre de 2020, en cumplimiento de lo establecido en el artículo 3 del Decreto Supremo 019-2023-EM.

l)	Las que realice el Ministerio de Cultura a favor del Organismo Internacional Centro Regional para la Salvaguardia del Patrimonio Inmaterial de América Latina (CRESPIAL) hasta por el monto de S/ 2 000 000,00 (DOS MILLONES Y 00/100 SOLES), y a favor de organismos internacionales, en el marco de los convenios de cooperación de naturaleza interinstitucional y de asistencia técnica vigentes, para la adquisición de bienes y servicios destinados a la atención de actividades para el desarrollo de la Conmemoración del Bicentenario de la Independencia del Perú.

Los saldos no utilizados de los recursos transferidos por el Ministerio de Cultura, con cargo a los recursos de su presupuesto institucional por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los organismos internacionales en el marco de lo establecido en el presente literal, deben ser devueltos al tesoro público una vez culminada la ejecución de los convenios mencionados, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

La aplicación de lo establecido en el presente literal se ﬁnancia con cargo al presupuesto institucional del Ministerio de Cultura, sin demandar recursos adicionales al tesoro público.

m)	Las que realice el Seguro Integral de Salud (SIS) para el ﬁnanciamiento del costo de las prestaciones de salud brindadas a los asegurados al SIS.

n)	Las que realice la Comisión Nacional para el Desarrollo y Vida sin Drogas (DEVIDA), durante el Año Fiscal 2024, a favor de la Oﬁcina de las Naciones Unidas contra la Droga y el Delito (UNODC), para ﬁnanciar las acciones en el marco del convenio de cooperación técnica suscrito o que suscriba con dicho organismo internacional, para la asistencia técnica al Estado Peruano en la implementación del sistema de monitoreo de control de la producción y productividad de cocaína, cultivos de coca, y comercio de drogas cocaínicas.

ñ)	Las que realice la Presidencia del Consejo de Ministros, a favor del Programa de las Naciones Unidas para el Desarrollo (PNUD), para continuar con la ejecución del Programa de “Fortalecimiento del Proceso de Descentralización y Modernización del Estado”.

Los saldos no utilizados de los recursos transferidos por la Presidencia del Consejo de Ministros, a favor del Programa de las Naciones Unidas para el Desarrollo (PNUD) en el marco de lo establecido en el presente literal, deben ser devueltos al tesoro público una vez culminada la ejecución objeto de los convenios de administración de recursos, costos compartidos u otras modalidades similares, de conformidad con el numeral 8 del artículo 20 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

La aplicación del presente literal se ﬁnancia con cargo al presupuesto institucional del pliego Presidencia del Consejo de Ministros, sin demandar recursos adicionales al tesoro público.

o)	Las que realice la Autoridad de Transporte Urbano para Lima y Callao (ATU), a favor de las municipalidades distritales de la provincia de Lima y de la Provincia Constitucional del Callao, a ﬁn de dar cumplimiento a los compromisos pactados en los convenios de cooperación interinstitucional para la ﬁscalización del servicio público de transporte terrestre de personas.

p)	Las que realice el Ministerio de Educación a favor del Instituto Nacional de Estadística e Informática (INEI) y/o universidades públicas, previa suscripción de convenios de colaboración interinstitucional y/o adendas, para los procesos de formación, capacitación, innovación y evaluación en materia educativa y docente, hasta por la suma de S/ 298 007 404,00 (DOSCIENTOS NOVENTA Y OCHO MILLONES SIETE MIL CUATROCIENTOS CUATRO Y 00/100 SOLES).

La aplicación de lo establecido en el presente literal se ﬁnancia con cargo al presupuesto institucional del Ministerio de Educación, sin demandar recursos adicionales al tesoro público.

Durante el Año Fiscal 2024, las entidades beneﬁciarias que hayan recibido recursos comprendidos en el presente literal, que presenten saldos no utilizados y que hayan culminado la ejecución del convenio antes de ﬁnalizar el citado año ﬁscal, deben proceder a su devolución al tesoro público, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

q)	Las que realice el Ministerio de Transportes y Comunicaciones a favor de la Organización de Aviación Civil Internacional (OACI), en el marco de la Adenda Nº 01 del Acuerdo de Asistencia Técnica PER/17/801, suscrito con dicha Organización, para que le siga brindando el apoyo y sostenibilidad a la Dirección General de Aeronáutica Civil de dicho Ministerio, a ﬁn de seguir cumpliendo adecuadamente con las actividades de su competencia.

Los recursos para la ejecución del Acuerdo de Asistencia Técnica son transferidos en el marco de la Adenda suscrita, conforme a lo establecido en la Décima Sexta Disposición Complementaria Final de la Ley Nº 31084, Ley de Presupuesto del Sector Público para el Año Fiscal 2021.

La aplicación de lo establecido en el presente literal se ﬁnancia con cargo al presupuesto institucional del Ministerio de Transportes y Comunicaciones, sin demandar recursos adicionales al tesoro público.

Los saldos no utilizados de los recursos transferidos por el Ministerio de Transportes y Comunicaciones, a favor de la Organización de Aviación Civil Internacional en el marco de lo establecido en el presente literal, deben ser devueltos al tesoro público una vez culminada la ejecución objeto de los convenios de administración de recursos, costos compartidos u otras modalidades similares, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

r)	Las que realice el Ministerio de Economía y Finanzas a favor del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado - FONAFE, con cargo a su presupuesto institucional, hasta por la suma de S/ 853 066,00 (OCHOCIENTOS CINCUENTA Y TRES MIL SESENTA Y SEIS Y 00/100 SOLES), a ﬁn de ﬁnanciar los gastos vinculados a la administración y cobranza de las carteras de créditos y bienes, encargadas por dicho Pliego, en el marco del Decreto de Urgencia Nº 062-2002.

FONAFE efectúa la rendición de los gastos con cargo a los recursos señalados en el presente literal, de acuerdo a lo establecido en la Resolución Ministerial Nº 128-2005-EF-10.

s)	Las que realice el Gobierno Regional del departamento de Lambayeque a favor de organismos internacionales, para el cumplimiento de los compromisos pactados en los convenios por encargo, celebrados conforme la normativa de la materia, para la ejecución del proyecto de inversión con CUI 2310820 “Mejoramiento de la capacidad resolutiva de los servicios de salud del hospital de Ferreñafe, distrito de Ferreñafe, provincia de Ferreñafe, región Lambayeque”.

t)	Las que realice el Ministerio de Justicia y Derechos Humanos con cargo a los recursos que custodia y administra el Programa Nacional de Bienes Incautados (PRONABI).

u)	Las que realicen los gobiernos regionales, los gobiernos locales y las entidades del Gobierno Nacional a favor del Fondo de Cooperación para el Desarrollo Social - FONCODES, previa suscripción del convenio respectivo, en el marco de la Cuarta Disposición Complementaria Transitoria de la Ley Nº 31015, Ley que autoriza la ejecución de intervenciones de infraestructura social básica, productiva y natural, mediante núcleos ejecutores; para el ﬁnanciamiento y coﬁnanciamiento de la formulación, elaboración y ejecución de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones.

v)	Las que realice el Ministerio del Interior durante el Año Fiscal 2024, a favor de la Organización Internacional de Migraciones (OIM) para la continuidad de la ejecución de los proyectos “Ampliación y mejoramiento de la Escuela Técnico Superior de Mujeres PNP San Bartolo” (con Código 2235054) y “Ampliación y mejoramiento del servicio de formación policial de la Escuela de Oﬁciales de la Policía Nacional de Perú (EO PNP) del distrito de Chorrillos, provincia de Lima, Lima” (con Código 2235055), conforme a lo dispuesto por la Ley 30356, Ley que fortalece la transparencia y el control de los convenios de administración de recursos con organizaciones internacionales.

Los saldos no utilizados de los recursos transferidos por el Ministerio del Interior en el marco de lo establecido en la presente disposición deben ser devueltos al tesoro público una vez culminada la ejecución objeto de los convenios de administración de recursos, costos compartidos u otras modalidades similares, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

La aplicación del presente literal se ﬁnancia con cargo al presupuesto institucional del pliego autorizado, sin demandar recursos adicionales al tesoro público.

13.2	Las transferencias ﬁnancieras autorizadas en el numeral 13.1 se realizan, en el caso de las entidades del Gobierno Nacional, mediante resolución del titular del pliego, y en el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente, requiriéndose en ambos casos el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad. La resolución del titular del pliego y el acuerdo del Consejo Regional se publican en el diario oﬁcial El Peruano, y el acuerdo del Concejo Municipal se publica en su sede digital.

13.3	Las transferencias ﬁnancieras a que se contrae el presente artículo son ejecutadas a través de la Cuenta Única del tesoro público, conforme a los procedimientos del Sistema Nacional de Tesorería. Son revertidos al tesoro público los recursos a que se contraen los literales b) y e) del numeral 13.1 del presente artículo transferidos y no ejecutados luego de un año de su realización, incluyendo aquellos transferidos en el marco de anteriores leyes anuales de presupuesto.

13.4	La entidad pública que transﬁere, con excepción del acápite v del literal i) del numeral 13.1 del presente artículo, es responsable del monitoreo, seguimiento y cumplimiento de los ﬁnes y metas para los cuales se transﬁrieron los recursos. Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su transferencia conforme al presente artículo.

Para el caso del literal c) del numeral 13.1 del presente artículo la Comisión Nacional para el Desarrollo y Vida sin Drogas (DEVIDA), es la encargada de efectuar el monitoreo y veriﬁcación del cumplimiento de las metas programadas de los productos correspondientes a los programas presupuestales “Programa de Desarrollo Alternativo Integral y Sostenible - PIRDAIS”, “Prevención y Tratamiento del Consumo de Drogas”, y “Gestión Integrada y Efectiva del Control de Oferta de Drogas en el Perú” con cargo a los recursos aprobados en las leyes anuales de presupuesto.

Artículo 14. Montos para la determinación de los procedimientos de selección

Los procedimientos de selección por licitación pública, concurso público, adjudicación simpliﬁcada y selección de consultores individuales se aplican de acuerdo a los siguientes márgenes:

a)	Contratación de obras:

-	Licitación pública, si el valor referencial es igual o superior a S/ 2 800 000,00 (DOS MILLONES OCHOCIENTOS MIL Y 00/100 SOLES).

-	Adjudicación simpliﬁcada, si el valor referencial es inferior a S/ 2 800 000,00 (DOS MILLONES OCHOCIENTOS MIL Y 00/100 SOLES).

Cuando el valor referencial de una obra pública sea igual o mayor a S/ 4 300 000,00 (CUATRO MILLONES TRESCIENTOS MIL Y 00/100 SOLES), la entidad debe contratar obligatoriamente la supervisión de obra. Tratándose de contratos celebrados bajo modelos contractuales de ingeniería de uso estándar internacional rigen las reglas establecidas en dichos contratos.

b)	Contratación de bienes:

-	Licitación pública, si el valor estimado es igual o superior a S/ 480 000,00 (CUATROCIENTOS OCHENTA MIL Y 00/100 SOLES).

-	Adjudicación simpliﬁcada, si el valor estimado es inferior a S/ 480 000,00 (CUATROCIENTOS OCHENTA MIL Y 00/100 SOLES).

c)	Contratación de servicios:

-	Concurso público, si el valor estimado o referencial, según corresponda, es igual o superior a S/ 480 000,00 (CUATROCIENTOS OCHENTA MIL Y 00/100 SOLES).

-	Adjudicación simpliﬁcada, si el valor estimado o referencial, según corresponda, es inferior a S/ 480 000,00 (CUATROCIENTOS OCHENTA MIL Y 00/100 SOLES).

-	Contratación de consultores individuales, si el valor estimado es igual o inferior a S/ 60 000,00 (SESENTA MIL Y 00/100 SOLES).

Artículo 15. Fondo para la continuidad de inversiones de los gobiernos locales

15.1	Para garantizar, en el Año Fiscal 2024, la ejecución de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, a cargo de los gobiernos locales, se crea el “Fondo para la continuidad de inversiones de los gobiernos locales” a cargo del Ministerio de Economía y Finanzas, para el ﬁnanciamiento de lo establecido en el numeral 15.2 del presente artículo, hasta por la suma de S/ 1 373 100 000,00 (MIL TRESCIENTOS SETENTA Y TRES MILLONES CIEN MIL Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios. Dicho Fondo se constituye en el pliego Ministerio de Economía y Finanzas.

El “Fondo para la continuidad de inversiones de los gobiernos locales” se ﬁnancia hasta por la suma de S/ 1 373 100 000,00 (MIL TRESCIENTOS SETENTA Y TRES MILLONES CIEN MIL Y 00/100 SOLES), con el saldo presupuestal de libre disponibilidad de la fuente de ﬁnanciamiento Recursos Ordinarios del Año Fiscal 2023 al que se hace referencia en el literal a) del artículo 18 del Decreto Legislativo Nº 1276 y cuyo procedimiento de determinación se establece en la Resolución Ministerial Nº 371-2008-EF/77. Para tal efecto, se exceptúa de la aplicación del literal a) del artículo 18 y del literal a) del numeral 20.3 del artículo 20 del Decreto Legislativo Nº 1276, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal del Sector Público No Financiero, disponiéndose, asimismo, que los recursos bajo el alcance del presente párrafo no pueden ser utilizados en la Reserva Secundaria de Liquidez (RSL) a que se reﬁere el numeral 16.4 del artículo 16 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

15.2	El “Fondo para la continuidad de inversiones de los gobiernos locales” ﬁnancia, en el Año Fiscal 2024, la ejecución de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, a cargo de los gobiernos locales, que fueron ﬁnanciadas en el Año Fiscal 2023 con la fuente de ﬁnanciamiento Recursos Ordinarios, y cuyos créditos presupuestarios fueron comprometidos y no devengados al 31 de diciembre de 2023, para ejecutar dichas inversiones. Las modiﬁcaciones presupuestarias en el nivel institucional en el marco del presente numeral se realizan a favor de los gobiernos locales y se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas. Los decretos supremos que aprueban dichas modiﬁcaciones presupuestarias se publican hasta el 29 de febrero de 2024. Las solicitudes de ﬁnanciamiento solo pueden ser presentadas al Ministerio de Economía y Finanzas, hasta el 31 de enero de 2024.

El compromiso se determina en función al registro en el Sistema Integrado de Administración Financiera del Sector Público (SIAF-SP) vinculados a objetos de contratación de obra, bien o consultoría de obra asociadas a supervisión de obra, derivados del procedimiento de selección en el ámbito de aplicación de la Ley de Contrataciones del Estado registrados al 31 de diciembre de 2023, en el Sistema Electrónico de Contrataciones del Estado (SEACE), conforme a las validaciones de la interfaz SIAF-SEACE y a la información que remita formalmente el Organismo Supervisor de las Contrataciones del Estado (OSCE).

15.3	Lo dispuesto en el numeral 15.2 del presente artículo es aplicable siempre que dicho ﬁnanciamiento no hubiera sido considerado en el presupuesto institucional del Año Fiscal 2024, por parte del respectivo pliego, para la misma inversión bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones. Para la determinación del monto que se autorice a los gobiernos locales en el marco de los numerales antes mencionados se considera el costo total de la inversión, el monto que se encuentra autorizado en el presupuesto institucional modiﬁcado del Año Fiscal 2024 y el devengado acumulado al 31 de diciembre de 2023 para dicha inversión.

15.4	Lo establecido en el presente artículo no es aplicable a las inversiones ﬁnanciadas con cargo al “Fondo para intervenciones ante la ocurrencia de desastres naturales” creado por el artículo 4 de la Ley Nº 30458.

15.5	El numeral 15.1 del presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Artículo 16. Medidas excepcionales para el ﬁnanciamiento de inversiones en ejecución

16.1	Para garantizar, en el Año Fiscal 2024, la ejecución de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, a cargo de las entidades del Gobierno Nacional, se crea el “Fondo para el ﬁnanciamiento de inversiones en ejecución asociadas a contratos de Gobierno a Gobierno” a cargo del Ministerio de Economía y Finanzas, para el ﬁnanciamiento de lo establecido en el numeral 16.2 del presente artículo, hasta por la suma de S/ 3 200 000 000,00 (TRES MIL DOSCIENTOS MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios. Dicho Fondo se constituye en el pliego Ministerio de Economía y Finanzas. La solicitud de recursos de dicho Fondo se podrá efectuar para ﬁnanciar inversiones en ejecución asociadas a contratos de Gobierno a Gobierno, por parte del Sector Educación hasta por la suma de S/ 1 300 000 000,00 (MIL TRESCIENTOS MILLONES Y 00/100 SOLES) y por el Sector Presidencia del Consejo de Ministros hasta por la suma de S/ 1 900 000 000,00 (MIL NOVECIENTOS MILLONES Y 00/100 SOLES), y de acuerdo a las disposiciones que emita la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas.

16.2	El “Fondo para el ﬁnanciamiento de inversiones en ejecución asociadas a contratos de Gobierno a Gobierno” ﬁnancia, en el Año Fiscal 2024, hasta por la suma de S/ 3 200 000 000,00 (TRES MIL DOSCIENTOS MILLONES Y 00/100 SOLES), las modiﬁcaciones presupuestarias en el nivel institucional a favor de las entidades del Gobierno Nacional, para el ﬁnanciamiento de valorizaciones y/o gastos correspondientes a la materialización de eventos compensables que tengan impactos en los costos de inversión durante la etapa de ejecución de los proyectos de la cartera de inversiones a cargo de las referidas entidades, los cuales se encuentran en el Anexo III de la presente ley. Las modiﬁcaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro del sector correspondiente, a propuesta de este último.

16.3	Se autoriza, durante el Año Fiscal 2024, a los pliegos del Gobierno Nacional habilitados con cargo a los recursos del “Fondo para el ﬁnanciamiento de inversiones en ejecución asociadas a contratos de Gobierno a Gobierno” conforme a lo establecido en el numeral precedente, a realizar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a los recursos del referido Fondo para ﬁnanciar sólo las valorizaciones y/o gastos correspondientes a la materialización de eventos compensables que tengan impactos en los costos de inversión durante la etapa de ejecución de otros proyectos de la cartera de inversiones a cargo de las referidas entidades que se encuentren en el Anexo III de la presente ley.

16.4	Se dispone que, para el Año Fiscal 2024, la certiﬁcación y previsión de la cartera de inversiones o intervenciones por la modalidad de contratación de Gobierno a Gobierno se efectúa hasta por el costo actualizado al 30 de agosto de 2023.

16.5	Lo establecido en la presente disposición no es aplicable a las inversiones ﬁnanciadas con cargo al “Fondo para intervenciones ante la ocurrencia de desastres naturales” creado por el artículo 4 de la Ley Nº 30458.

CAPÍTULO IV

DISPOSICIONES ESPECIALES PARA EL GASTO EN PERSONAL, IMPLEMENTACIÓN DEL RÉGIMEN DEL SERVICIO CIVIL E IMPLEMENTACIÓN DE LA NEGOCIACIÓN COLECTIVA EN EL SECTOR ESTATAL

Artículo 17. Incorporación de mayores ingresos para el ﬁnanciamiento de contratos bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057

Durante el Año Fiscal 2024, se prohíbe a las entidades del Gobierno Nacional y los gobiernos regionales incorporar recursos destinados a la Partida de Gasto 2.1.1 13.1 “Contrato Administrativo de Servicios”, provenientes de mayores ingresos por la fuente de ﬁnanciamiento Recursos Directamente Recaudados y de los saldos de balance generados en dicha fuente de ﬁnanciamiento.

Artículo 18. Gastos de contrataciones de personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 con cargo a los recursos asignados a la partida de gasto vinculada a inversiones y mantenimiento de infraestructura

La contratación bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 no es aplicable en la ejecución de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentren bajo el ámbito de dicho sistema.

Para tal efecto, se prohíben las contrataciones de personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 con cargo a los recursos asignados a la partida de gasto vinculada a inversiones.

Asimismo, no pueden efectuarse modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a las partidas de gasto vinculadas al mantenimiento de infraestructura, con el objeto de habilitar recursos destinados al ﬁnanciamiento de contratos bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 no vinculados a dicho ﬁn.

Artículo 19. Medidas para el gasto en personal para garantizar la sostenibilidad ﬁscal

19.1	Con la ﬁnalidad de garantizar la sostenibilidad ﬁscal, se dispone que para la creación de puestos bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 (CAS) en el Año Fiscal 2024, el costo de estos no puede superar los recursos previstos en el presupuesto institucional de los pliegos involucrados previsto en la Partida de Gasto 2.1.1 13.1 “Contrato Administrativo de Servicios”. Dicho costo se determina considerando el costo anualizado de las remuneraciones de los puestos CAS que cuenten con registro en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) y determinando el costo de los CAS a contratarse por el periodo de doce meses, independientemente del plazo de contratación.

19.2	De ser necesario, la Dirección General de Presupuesto Público, en coordinación con la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, establece lineamientos para la aplicación de lo dispuesto en el presente artículo.

19.3	Lo establecido en el presente artículo no aplica para aquellos puestos CAS que corresponden a lo siguiente:

a)	Las intervenciones y acciones pedagógicas, según corresponda.

b)	Los casos que, en la fase de Formulación Presupuestaria se asignaron recursos por un periodo menor a doce meses y cuyos supuestos se encuentran identiﬁcados conforme a los lineamientos que emite el Ministerio de Economía y Finanzas.

19.4	El cumplimiento de lo dispuesto en el presente artículo se efectúa bajo responsabilidad del titular de la entidad.

Artículo 20. Modiﬁcaciones presupuestarias en el nivel institucional para ﬁnanciar el gasto en planilla

20.1	Se autoriza al Ministerio de Economía y Finanzas, de manera excepcional, durante el Año Fiscal 2024, a realizar modiﬁcaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 400 000 000,00 (CUATROCIENTOS MILLONES Y 00/100 SOLES), a favor de las entidades del Gobierno Nacional y los gobiernos regionales, para ﬁnanciar el gasto de la planilla del personal activo y/o pensionista que cumpla de manera conjunta con los siguientes requisitos:

a)	Que al 31 de marzo de 2024, cuente con el registro en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) o sea un requerimiento pendiente de registro en dicho aplicativo informático que cuente con opinión técnica favorable de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas respecto a la viabilidad y/o legalidad del otorgamiento, ejecución y/o implementación de los referidos registros; y,

b)	Que el gasto de dichos registros o requerimientos pendientes de registro se hayan ejecutado al 30 de junio de 2023.

20.2	Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos. Los decretos supremos se publican hasta el 26 de julio de 2024.

Artículo 21. Medidas para garantizar la optimización de personal en el Sector Educación y en el Sector Salud para asegurar la sostenibilidad ﬁscal

21.1	Para garantizar la eﬁciencia del gasto en personal en el Sector Educación y en el Sector Salud, mediante decreto supremo refrendado por el ministro de Economía y Finanzas se aprueban los lineamientos para la optimización de plazas y puestos de personal, de los sectores Educación y Salud en el Año Fiscal 2024.

21.2	Para tal efecto, el Ministerio de Educación y el Ministerio de Salud remiten la información solicitada por el Ministerio de Economía y Finanzas en un plazo máximo de hasta 10 días hábiles de efectuado el requerimiento, bajo responsabilidad del titular del pliego.

21.3	Los resultados de la aplicación del decreto supremo a que hace referencia el numeral 21.1 del presente artículo, tiene carácter vinculante respecto de la evaluación de los requerimientos de necesidades de plazas y puestos solicitados por el sector correspondiente.

Artículo 22. Autorizaciones para la implementación del régimen del servicio civil en las entidades que cuenten con CPE aprobado

Se dispone que para efectos de la implementación del régimen del servicio civil regulado por la Ley Nº 30057, Ley del Servicio Civil, lo establecido en el artículo 8 de la presente ley no es aplicable a las entidades que cuenten con el Cuadro de Puestos de la Entidad (CPE) aprobado por la Autoridad Nacional del Servicio Civil; y que lo establecido en el segundo párrafo de la Cuarta Disposición Complementaria Transitoria de la Ley Nº 30057, Ley del Servicio Civil, no incluye los planes de seguros médicos familiares u otros de naturaleza análoga, que estén percibiendo los trabajadores bajo los regímenes de los Decretos Legislativos Nº 276, Nº 728 y Nº 1057.

Artículo 23. Emisión del decreto supremo en el marco del artículo 52 de la Ley Nº 30057

Para la emisión del decreto supremo a que hace referencia el último párrafo del artículo 52 de la Ley Nº 30057, Ley del Servicio Civil, la entidad respectiva debe contar con el Cuadro de Puestos de la Entidad (CPE) aprobado por la Autoridad Nacional del Servicio Civil (SERVIR). Para dicho efecto y para la aprobación del CPE, las entidades quedan exoneradas de lo establecido en el artículo 6 de la presente ley y en lo establecido en las prohibiciones contenidas en la Ley Nº 28212 y el Decreto de Urgencia Nº 038-2006. Esta exoneración es aplicable únicamente a puestos pertenecientes al régimen del servicio civil.

Artículo 24. Concursos de méritos para el traslado al régimen del servicio civil

24.1	Se autoriza, excepcionalmente, durante el Año Fiscal 2024, a las entidades públicas que cuenten con el Cuadro de Puestos de la Entidad (CPE) aprobado, a convocar a concursos públicos de méritos para el traslado cerrado a la Entidad para cubrir sus puestos de servidores civiles de carrera y de servidores de actividades complementarias bajo el régimen del servicio civil. Esta disposición incluye a aquellas posiciones que hayan quedado vacantes en su anterior convocatoria.

24.2	Para aplicación de lo dispuesto en el numeral precedente, se autoriza a los pliegos involucrados a efectuar los referidos concursos de méritos con cargo al presupuesto institucional previsto en las partidas de gasto vinculadas a los regímenes de los Decretos Legislativos Nº 276, Nº 728 y Nº 1057 y personal al que se reﬁere el artículo 84 de la Ley Nº 30057, según corresponda, cuyos puestos están siendo sujetos a la incorporación a la Ley Nº 30057, Ley del Servicio Civil y, de corresponder, con cargo a la disponibilidad presupuestaria de la Partida de Gasto 2.1 “Personal y Obligaciones Sociales” del presupuesto institucional de la entidad. Asimismo, se les exceptúa de lo dispuesto en el numeral 3.8 del artículo 3 del Decreto de Urgencia Nº 044-2021, solo para los ﬁnes establecidos en el presente artículo.

24.3	Culminado el proceso de concurso de méritos al que hace referencia el presente artículo, las entidades involucradas deben efectuar las modiﬁcaciones presupuestarias en nivel funcional programático respectivas para habilitar las partidas de gasto vinculadas al régimen del servicio civil con cargo a los recursos previstos de los servidores bajo los regímenes de los Decretos Legislativos Nº 276, Nº 728, Nº 1057 y personal al que se reﬁere el artículo 84 de la Ley Nº 30057, según corresponda, que accedieron al servicio civil bajo la Ley Nº 30057.

24.4	Las entidades involucradas remiten la documentación correspondiente a la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas (DGGFRH) para la creación de los registros respectivos en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), conforme a la normatividad vigente, de corresponder, previa opinión favorable de la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas. La DGGFRH elimina, de oﬁcio, los registros y/o plazas vacantes como resultado del tránsito al régimen de la Ley Nº 30057, Ley del Servicio Civil.

24.5	Para el inicio del vínculo laboral bajo la Ley Nº 30057, Ley del Servicio Civil, la persona que accede al servicio civil, mediante concurso público de méritos, no debe tener vínculo laboral vigente con la entidad.

Artículo 25. Acuerdos entre el Ministerio de Educación, Organismos Internacionales y organizaciones no domiciliadas sin ﬁnes de lucro

25.1	Se autoriza al Ministerio de Educación, durante el Año Fiscal 2024, para aprobar transferencias ﬁnancieras hasta por la suma de S/ 650 000,00 (SEISCIENTOS CINCUENTA MIL Y 00/100 SOLES), a favor de Organismos Internacionales y organizaciones no domiciliadas sin ﬁnes de lucro con los que suscriba convenios y/o adendas para la participación en las evaluaciones estandarizadas, comparativas e internacionales de logros de aprendizaje, que se desarrollen en el marco del Proyecto Educativo Nacional al 2036 y los planes estratégicos del sector.

25.2	Los acuerdos son suscritos por el titular de la entidad, y previo a su celebración se requiere contar con un informe técnico que demuestre las ventajas y beneﬁcios del acuerdo, como mejor alternativa; un informe favorable de la oﬁcina de planeamiento y presupuesto o la que haga sus veces, en el cual se demuestre la disponibilidad de recursos para su ﬁnanciamiento; y un informe legal. El Ministerio de Educación, bajo responsabilidad de su titular, debe proveer información a la Contraloría General de la República y al Organismo Supervisor de las Contrataciones del Estado (OSCE), de ser solicitados por estos.

25.3	Las transferencias ﬁnancieras autorizadas en el presente artículo se aprueban mediante resolución del titular del pliego Ministerio de Educación, previo informe favorable de la oﬁcina de presupuesto o la que haga sus veces en dicho pliego, y se publica en el diario oﬁcial El Peruano.

25.4	Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su transferencia conforme al presente artículo.

25.5	La aplicación de lo establecido en el presente artículo se ﬁnancia con cargo al presupuesto institucional del Ministerio de Educación, sin demandar recursos adicionales al tesoro público.

25.6	Los saldos no utilizados de los recursos transferidos por el Ministerio de Educación, con cargo a los recursos de su presupuesto institucional por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los organismos internacionales y organizaciones no domiciliadas sin ﬁnes de lucro en el marco de lo establecido en el presente artículo, deben ser devueltos al tesoro público una vez culminada la ejecución objeto de los convenios y/o adendas, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

Artículo 26. Incremento del Monto Único Consolidado de los servidores del régimen del Decreto Legislativo Nº 276

26.1	Se autoriza al Ministerio de Economía y Finanzas para que, mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos, apruebe el nuevo Monto Único Consolidado (MUC) de los servidores del régimen del Decreto Legislativo Nº 276 que pertenecen al grupo ocupacional funcionario que no desempeñen cargos directivos o de conﬁanza, profesional, técnico y auxiliar, así como los criterios y otras disposiciones necesarias para la implementación de lo establecido en el presente artículo, de acuerdo con la cláusula Décima Tercera del Convenio Colectivo Centralizado 2023-2024, suscrito en el marco de la Ley Nº 31188, Ley de Negociación Colectiva en el Sector Estatal, el artículo 64 de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023 y el Decreto Supremo Nº 008-2022-PCM, Decreto Supremo que aprueba Lineamientos para la implementación de la Ley Nº 31188, Ley de Negociación Colectiva en el Sector Estatal.

26.2	Se autoriza al Ministerio de Economía y Finanzas para que, mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos, apruebe el nuevo Monto Único Consolidado de los servidores del régimen del Decreto Legislativo Nº 276 que pertenecen al grupo ocupacional funcionario que desempeñen cargos directivos o de conﬁanza; así como los criterios y otras disposiciones necesarias para su implementación.

26.3	La aprobación del nuevo MUC a que hacen referencia los numerales 26.1 y 26.2 del presente artículo, se efectúa en dos (02) oportunidades, en los meses de enero y diciembre de 2024. El nuevo MUC aprobado entra en vigencia el 01 de enero y el 31 de diciembre de 2024, respectivamente.

26.4	El nuevo MUC es de naturaleza remunerativa, tiene carácter pensionable y se encuentra afecto a cargas sociales; asimismo, constituye base de cálculo para los beneﬁcios laborales.

26.5	En el marco del Decreto de Urgencia Nº 038-2019, cuando el monto afecto a cargas sociales determinado sea mayor al nuevo MUC, se mantiene el referido monto afecto a cargas sociales; y, cuando el monto afecto a cargas sociales determinado sea menor o igual al nuevo MUC, el monto afecto a cargas sociales es el nuevo MUC.

26.6	En el caso de los gobiernos locales, el decreto supremo a que hace referencia el numeral 26.1 del presente artículo, aprueba el concepto “Negociación colectiva centralizada 2023-2024”. Dicho concepto tiene las mismas características del MUC y se aprueba en la misma oportunidad establecida en el numeral 26.3 del presente artículo. El concepto “Negociación colectiva centralizada 2023-2024” se abona únicamente hasta que el gobierno local implemente la estructura de ingresos de personal de los servidores públicos bajo el régimen del Decreto Legislativo Nº 276, regulada en la normatividad vigente, y se consolida dentro del concepto con naturaleza remunerativa.

26.7	Para efectos de la implementación del presente artículo, se exonera de lo dispuesto en el artículo 6 de la Ley Nº 31638 y el artículo 6 de la presente ley.

26.8	El presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Artículo 27. Incremento mensual de los ingresos de los servidores de los regímenes de los Decretos Legislativos Nº 728, Nº 1057 y Leyes Nº 30057, Nº 29709 y Nº 28091

27.1	Se autoriza al Ministerio de Economía y Finanzas para que, mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos, apruebe el incremento mensual de los ingresos de los servidores de los regímenes de los Decretos Legislativos Nº 728, Nº 1057 y Leyes Nº 30057, Nº 29709 y Nº 28091, acordado en la cláusula Décimo Cuarta del Convenio Colectivo Centralizado 2023-2024, realizado en el marco de la Ley Nº 31188, Ley de Negociación Colectiva en el Sector Estatal, el artículo 64 de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023, y el Decreto Supremo Nº 008-2022-PCM, Decreto Supremo que aprueba Lineamientos para la implementación de la Ley Nº 31188, Ley de Negociación Colectiva en el Sector Estatal.

27.2	Se autoriza al Ministerio de Economía y Finanzas para que, mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos, apruebe el incremento mensual de los ingresos de los directivos y funcionarios de los regímenes de los Decretos Legislativos Nº 728, Nº 1057 y Leyes Nº 30057, Nº 29709 y Nº 28091; así como los criterios y otras disposiciones necesarias para la implementación de lo establecido en el presente artículo.

27.3	El incremento mensual de los ingresos de los servidores de los regímenes de los Decretos Legislativos Nº 728, Nº 1057 y de las Leyes Nº 30057, Nº 29709 y Nº 28091 a que hace referencia los numerales 27.1 y 27.2 del presente artículo, se efectúa en dos (2) oportunidades, en los meses de enero y diciembre de 2024. El incremento aprobado entra en vigencia el 01 enero y el 31 diciembre de 2024, respectivamente.

27.4	Para efectos de la implementación del presente artículo, se exonera de lo dispuesto en el artículo 6 de la Ley Nº 31638 y el artículo 6 de la presente ley.

27.5	El presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Artículo 28. Excepciones para la aprobación de conceptos de ingresos en el marco de los convenios colectivos, actas de conciliación o laudos arbitrales aprobados de conformidad con la Ley Nº 31188

28.1	Se exceptúa de la prohibición de reajuste o incremento de remuneraciones, boniﬁcaciones, beneﬁcios, dietas, asignaciones, retribuciones, estímulos, incentivos, compensaciones económicas y concepto de cualquier naturaleza, cualquiera sea su forma, modalidad, periodicidad y fuentes de ﬁnanciamiento; asimismo, de la prohibición de la aprobación de nuevas boniﬁcaciones, beneﬁcios, asignaciones, incentivos, estímulos, retribuciones, dietas, compensaciones económicas y conceptos de cualquier naturaleza con la misma características señaladas anteriormente, establecidas en el artículo 6 de la presente ley, para efectos de la aprobación de conceptos de ingresos en el marco de los convenios colectivos, actas de conciliación o laudos arbitrales aprobados de conformidad con la Ley Nº 31188, Ley de Negociación Colectiva en el Sector Estatal.

28.2	Para efecto de lo establecido en el numeral precedente, todo proceso de negociación colectiva o proceso de arbitraje laboral, se sujeta al cumplimiento de las normas de la administración ﬁnanciera del sector público, respetando estrictamente los principios de equilibro y programación multianual, las reglas macroﬁscales y las reglas para la estabilidad presupuestaria para cada año ﬁscal, bajo responsabilidad.

28.3	Los procesos de negociación colectiva y/o procesos de arbitraje laboral que se encuentren en trámite, se adecúan a lo establecido en la presente disposición.

Artículo 29. Modiﬁcaciones presupuestarias con cargo a los recursos asignados para la implementación de las negociaciones colectivas en el Nivel Descentralizado

29.1	Durante el Año Fiscal 2024, las especíﬁcas del gasto 2.5.6 1.1 1 “Gastos por implementación de la negociación colectiva - Nivel descentralizado por entidad pública” y 2.5.6 1.1 2 “Gastos por implementación de la negociación colectiva - Nivel descentralizado en el ámbito sectorial” del presupuesto institucional de los pliegos presupuestarios del Gobierno Nacional, gobiernos regionales y gobiernos locales, no pueden habilitar a otras partidas, genéricas o especíﬁcas del gasto de sus presupuestos institucionales ni ser habilitadas, prohibición que incluye ejecutar gasto en las referidas partidas. Las citadas especíﬁcas del gasto prevén la totalidad de los recursos que ﬁnancian los acuerdos asumidos en la Negociación Colectiva en el Nivel Descentralizado en el año 2023 de acuerdo con la normativa vigente y no están sujetos a modiﬁcaciones presupuestarias en el nivel funcional programático ni a incorporaciones de mayores ingresos, bajo responsabilidad del titular del pliego.

29.2	Para el caso de la especíﬁca del gasto 2.5.6 1.1 1 “Gastos por implementación de la negociación colectiva - Nivel descentralizado por entidad pública”, solo se pueden habilitar a otras especíﬁcas del gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego, para el ﬁnanciamiento de los convenios suscritos en el marco de la Ley Nº 31188, Ley de Negociación Colectiva en el Sector Estatal en el Nivel Descentralizado en el Ámbito por Entidad Pública suscritos en el año 2023, previa opinión del Ministerio de Economía y Finanzas.

29.3	Para efectos de lo establecido en el presente artículo, los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales quedan exceptuados de lo dispuesto en el numeral 9.1 del artículo 9 de la presente ley.

29.4	La opinión del Ministerio de Economía y Finanzas a la que hace referencia el presente artículo, se efectúa previa solicitud de los pliegos involucrados, la cual solo puede ser presentada al Ministerio de Economía y Finanzas hasta el 29 de febrero de 2024.

Artículo 30. Cumplimiento de normas de orden ﬁscal para los procesos arbitrales y los laudos arbitrales de índole laboral

En los procesos arbitrales y los laudos arbitrales de índole laboral, en los que forma parte las entidades del Sector Público, los árbitros deben sujetarse al cumplimiento de las normas de la Administración Financiera del Sector Público, así como las medidas en gastos en ingresos de personal y las medidas de austeridad, disciplina y calidad en el gasto público reguladas en la Ley Anual de Presupuesto, respetando los principios de equilibro y programación multianual, las reglas macroﬁscales y las reglas para la estabilidad presupuestaria para cada año ﬁscal, bajo responsabilidad.

Artículo 31. Disposiciones sobre el personal CAS temporal

31.1	Las entidades de la Administración Pública, a través de su oﬁcina de recursos humanos o la que haga sus veces, en coordinación con el área usuaria, identiﬁcan, hasta el 20 de diciembre de 2023, las necesidades de personal para el cumplimiento de sus funciones, las mismas que pueden ser cubiertas con el personal contratado, en el marco de la Segunda Disposición Complementaria del Decreto de Urgencia Nº 034-2021 y de la Única Disposición Complementaria Final del Decreto de Urgencia Nº 083-2021, y de la Septuagésima Tercera; y, literales a) y b) del inciso 1 de la Centésima Décima Cuarta Disposición Complementaria Final de la Ley Nº 31365.

31.2	Para tal efecto, las entidades públicas quedan autorizadas excepcionalmente a modiﬁcar únicamente las funciones primigeniamente asignadas a los servidores civiles a los que hace referencia el numeral precedente, según su perﬁl de puesto. Efectuada la modiﬁcación contractual, se considera a dicho personal como personal CAS transitorio, en el marco de lo dispuesto en el Decreto Legislativo Nº 1057.

31.3	Lo establecido en el numeral 31.1, toma como referencia los contratos cuyos registros se encuentren en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público.

31.4	La implementación del presente artículo se ﬁnancia con cargo al presupuesto institucional de las entidades involucradas, bajo responsabilidad del titular de la entidad, sin demandar recursos adicionales al tesoro público.

31.5	Los contratos administrativos de servicios que no se encuentren comprendidos en los numerales precedentes concluyen de pleno derecho el 31 de diciembre de 2023 y son nulos los actos en contrario que conlleven a sus ampliaciones. La comunicación que la entidad pudiera hacer de la conclusión del vínculo contractual tiene carácter meramente informativo y su omisión no genera la prórroga del contrato.

31.6	Lo establecido en el presente artículo entra en vigencia al día siguiente de la publicación de la presente ley.

CAPÍTULO V

GASTO PÚBLICO EN TEMAS PRIORITARIOS Y MEJORA DE LA CALIDAD DEL GASTO

Artículo 32. Implementación de acciones vinculadas al Programa Presupuestal orientado a Resultados para Reducción de la Violencia contra la Mujer

32.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024 se han asignado recursos, hasta por la suma de S/ 519 617 399,00 (QUINIENTOS DIECINUEVE MILLONES SEISCIENTOS DIECISIETE MIL TRESCIENTOS NOVENTA Y NUEVE Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar acciones vinculadas al Programa Presupuestal orientado a Resultados para Reducción de la Violencia contra la Mujer (PPoR RVcM), conforme a lo siguiente:

a)	Hasta por la suma de S/ 241 192 077,00 (DOSCIENTOS CUARENTA Y UN MILLONES CIENTO NOVENTA Y DOS MIL SETENTA Y SIETE Y 00/100 SOLES) a favor del Ministerio de la Mujer y Poblaciones Vulnerables.

b)	Hasta por la suma de S/ 109 058 552,00 (CIENTO NUEVE MILLONES CINCUENTA Y OCHO MIL QUINIENTOS CINCUENTA Y DOS Y 00/100 SOLES) a favor del Ministerio Público.

c)	Hasta por la suma de S/ 108 231 679,00 (CIENTO OCHO MILLONES DOSCIENTOS TREINTA Y UN MIL SEISCIENTOS SETENTA Y NUEVE Y 00/100 SOLES) a favor del Poder Judicial.

d)	Hasta por la suma de S/ 22 962 813,00 (VEINTIDOS MILLONES NOVECIENTOS SESENTA Y DOS MIL OCHOCIENTOS TRECE Y 00/100 SOLES) a favor del Ministerio de Justicia y Derechos Humanos.

e)	Hasta por la suma de S/ 24 924 644,00 (VEINTICUATRO MILLONES NOVECIENTOS VEINTICUATRO MIL SEISCIENTOS CUARENTA Y CUATRO Y 00/100 SOLES) a favor del Ministerio de Salud.

f)	Hasta por la suma de S/ 3 871 407,00 (TRES MILLONES OCHOCIENTOS SETENTA Y UN MIL CUATROCIENTOS SIETE Y 00/100 SOLES) a favor del Ministerio del Interior.

g)	Hasta la suma de S/ 1 033 719,00 (UN MILLON TREINTA Y TRES MIL SETECIENTOS DIECINUEVE Y 00/100 SOLES) a favor del Ministerio de Educación.

h)	Hasta la suma de S/ 7 991 486,00 (SIETE MILLONES NOVECIENTOS NOVENTA Y UN MIL CUATROCIENTOS OCHENTA Y SEIS Y 00/100 SOLES) a favor de los gobiernos regionales.

i)	Hasta por la suma de S/ 351 022,00 (TRESCIENTOS CINCUENTA Y UN MIL VEINTIDOS Y 00/100 SOLES) a favor de los gobiernos locales.

32.2	De los recursos señalados en el numeral 32.1, se dispone hasta la suma de S/ 244 124 451,00 (DOSCIENTOS CUARENTA Y CUATRO MILLONES CIENTO VEINTICUATRO MIL CUATROCIENTOS CINCUENTA Y UNO Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar la continuidad del Sistema Nacional Especializado de Justicia para la Protección y Sanción de la Violencia contra las Mujeres e Integrantes del Grupo Familiar (SNEJ) en los distritos judiciales de Arequipa, Áncash, Callao, Cusco, Junín, Lima Este, Lima Norte y Ventanilla, conforme a lo siguiente:

a)	Hasta la suma de S/ 109 058 552,00 (CIENTO NUEVE MILLONES CINCUENTA Y OCHO MIL QUINIENTOS CINCUENTA Y DOS Y 00/100 SOLES) a favor del Ministerio Público.

b)	Hasta la suma de S/ 108 231 679,00 (CIENTO OCHO MILLONES DOSCIENTOS TREINTA Y UN MIL SEISCIENTOS SETENTA Y NUEVE Y 00/100 SOLES) a favor del Poder Judicial.

c)	Hasta la suma de S/ 22 962 813,00 (VEINTIDOS MILLONES NOVECIENTOS SESENTA Y DOS MIL OCHOCIENTOS TRECE Y 00/100 SOLES) a favor del Ministerio de Justicia y Derechos Humanos.

d)	Hasta la suma de S/ 3 871 407,00 (TRES MILLONES OCHOCIENTOS SETENTA Y UN MIL CUATROCIENTOS SIETE Y 00/100 SOLES) a favor del Ministerio del Interior.

32.3	En un plazo máximo de cuarenta y cinco (45) días calendario contados a partir de la vigencia de la presente ley, los pliegos a cargo de la implementación del SNEJ, remiten un informe al Ministerio de la Mujer y Poblaciones Vulnerables sobre los resultados de la implementación del mecanismo de seguimiento y metas de las acciones ﬁnanciadas en el marco de la implementación del SNEJ, aprobados mediante los Decretos Supremos Nº 003- 2021-MIMP, Nº 002-2022-MIMP y Nº 001-2023-MIMP. El Ministerio de la Mujer y Poblaciones Vulnerables en un plazo máximo de quince (15) días calendario posteriores de vencido el plazo para la remisión de los informes, publica los informes de los pliegos a cargo de la implementación del SNEJ en el portal del Observatorio Nacional de la Violencia contra las Mujeres y los Integrantes del Grupo Familiar.

32.4	En un plazo máximo de sesenta (60) días calendario contados a partir de la vigencia de la presente ley, el Ministerio de la Mujer y Poblaciones Vulnerables publica bimestralmente un informe con los resultados de la implementación del mecanismo de seguimiento y metas de las acciones ﬁnanciadas en el marco de la implementación de los Centros Emergencia Mujer (CEM), aprobados mediante los Decretos Supremos Nº 003-2021-MIMP, Nº 002- 2022-MIMP y Nº 001-2023-MIMP, en el portal del Observatorio Nacional de la Violencia contra las Mujeres y los Integrantes del Grupo Familiar.

32.5	De los recursos previstos en el numeral 32.1, se dispone que se ha asignado recursos hasta por la suma de S/ 24 924 644,00 (VEINTICUATRO MILLONES NOVECIENTOS VEINTICUATRO MIL SEISCIENTOS CUARENTA Y CUATRO Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios a favor del Ministerio de Salud, y hasta por la suma de S/ 6 548 198,00 (SEIS MILLONES QUINIENTOS CUARENTA Y OCHO MIL CIENTO NOVENTA Y OCHO Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios a favor de los gobiernos regionales, para ﬁnanciar las actividades que correspondan a los Productos 3000901: “Mujeres con servicios de detección, referenciación y atención inmediata en casos de violencia”; 3000909: “Niñas, niños y adolescentes víctimas directas e indirectas de maltrato infantil y violencia sexual con problemas de conducta sexual, reciben tratamientos cognitivo conductuales adecuados” y 3000915: “Mujeres en etapa perinatal con servicios de detección, referenciación, plan de seguridad y acompañamiento en casos de violencia”, en el marco del PPoR RVcM. Dichas actividades se brindan a la población de manera articulada con los servicios de salud del Programa Presupuestal 131 “Control y Prevención en Salud Mental”.

32.6	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Instituto Nacional de Estadística e Informática (INEI), hasta por la suma de S/ 23 593 569,00 (VEINTITRES MILLONES QUINIENTOS NOVENTA Y TRES MIL QUINIENTOS SESENTA Y NUEVE Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para la aplicación de la Encuesta Nacional sobre Relaciones Sociales (ENARES), con inferencia departamental, que permita obtener los indicadores de resultados y productos del PPoR RVcM e información vinculada a resultados para la reducción de violencia de género, la cual permita, entre otros, comparar en el tiempo, la evolución de los indicadores de resultados del mencionado Programa Presupuestal.

32.7	Se dispone que el Ministerio de la Mujer y Poblaciones Vulnerables a partir de la vigencia de la presente ley, publica, cada treinta (30) días calendario, en su sede digital las metas y atenciones mensuales y anuales vinculadas a las intervenciones de prevención de violencia contra la mujer correspondientes al Producto 3000899: “Hombres de la comunidad involucrados en la prevención de la violencia contra la mujer” y Producto 3000900: “Mujeres adolescentes participan en servicios que incrementan su autonomía económica y desarrollan competencias para prevenir la violencia”, en el marco del PPoR RVcM.

32.8	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el referido artículo.

Artículo 33. Implementación de acciones vinculadas al Desarrollo Infantil Temprano

33.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024 se han asignado recursos, hasta por la suma de S/ 3 371 246 414,00 (TRES MIL TRESCIENTOS SETENTA Y UN MILLONES DOSCIENTOS CUARENTA Y SEIS MIL CUATROCIENTOS CATORCE Y 00/100 SOLES) para ﬁnanciar acciones vinculadas al Programa Presupuestal orientado a Resultados de Desarrollo Infantil Temprano (PPoR DIT), conforme al siguiente detalle:

a)	Hasta la suma de S/ 511 486 705,00 (QUINIENTOS ONCE MILLONES CUATROCIENTOS OCHENTA Y SEIS MIL SETECIENTOS CINCO Y 00/100 SOLES) a favor del Ministerio de Salud.

b)	Hasta la suma de S/ 824 291 422,00 (OCHOCIENTOS VEINTICUATRO MILLONES DOSCIENTOS NOVENTA Y UN MIL CUATROCIENTOS VEINTIDOS Y 00/100 SOLES) a favor del Ministerio de Desarrollo e Inclusión Social.

c)	Hasta la suma de S/ 49 920 777,00 (CUARENTA Y NUEVE MILLONES NOVECIENTOS VEINTE MIL SETECIENTOS SETENTA Y SIETE Y 00/100 SOLES) a favor del Seguro Integral de Salud.

d)	Hasta la suma de S/ 8 209 783,00 (OCHO MILLONES DOSCIENTOS NUEVE MIL SETECIENTOS OCHENTA Y TRES Y 00/100 SOLES) a favor del Instituto Nacional de Salud.

e)	Hasta la suma de S/ 205 300 000,00 (DOSCIENTOS CINCO MILLONES TRESCIENTOS MIL Y 00/100 SOLES) a favor del Ministerio de Educación.

f)	Hasta la suma de S/ 1 590 362 305,00 (MIL QUINIENTOS NOVENTA MILLONES TRESCIENTOS SESENTA Y DOS MIL TRESCIENTOS CINCO Y 00/100 SOLES) a favor de los gobiernos regionales.

g)	Hasta la suma de S/ 181 675 422,00 (CIENTO OCHENTA Y UN MILLONES SEISCIENTOS SETENTA Y CINCO MIL CUATROCIENTOS VEINTIDOS Y 00/100 SOLES) a favor de los gobiernos locales.

33.2	Para el incremento de cobertura en la atención a la primera infancia, en el marco del literal e) del numeral 33.1, se autoriza al Ministerio de Educación para efectuar modiﬁcaciones presupuestarias en el nivel institucional en el presupuesto del Sector Público para el Año Fiscal 2024, hasta por la suma de S/ 192 060 000,00 (CIENTO NOVENTA Y DOS MILLONES SESENTA MIL Y 00/100 SOLES), para ﬁnanciar acciones vinculadas a la implementación de Servicios de Cuidado Diurno para la atención priorizada de niñas y niños de 12 a 36 meses de ámbito urbano cuyos hogares sean monoparentales, tengan como jefa de hogar a una mujer y se encuentren en condición de pobreza o pobreza extrema según el Padrón General de Hogares (PGH) o en situación de vulnerabilidad, en el marco del PP 1001 DIT, conforme a lo siguiente:

a)	Hasta por la suma de S/ 127 100 000,00 (CIENTO VEINTISIETE MILLONES CIEN MIL Y 00/100 SOLES) a favor de los gobiernos regionales para ﬁnanciar la creación de plazas docentes, auxiliares y directivas, así como la adquisición de materiales y mobiliario, entre otros, para la implementación de los Servicios de Cuidado Diurno.

Para dicho efecto, se exonera al Ministerio de Educación de lo dispuesto en el numeral 9.1 del artículo 9 de la presente Ley.

b)	Hasta la suma de S/ 61 200 000,00 (SESENTA Y UN MILLONES DOSCIENTOS MIL Y 00/100 SOLES) a favor del Ministerio de Desarrollo e Inclusión Social para la prestación del Servicio Alimentario de los niños de 12 a 36 meses del Servicio de Cuidado Diurno por parte del Programa Nacional de Alimentación Escolar Qali Warma durante el Año Fiscal 2024.

Para tal efecto, se autoriza excepcionalmente al Programa Nacional de Alimentación Escolar Qali Warma, a realizar la adquisición y entrega de raciones alimentarias para la atención de menores de 12 a 36 meses del Servicio de Cuidado Diurno, rigiéndose por sus procedimientos operativos de compra (actos preparatorios, evaluación y selección de propuesta técnicas y económicas, y ejecución contractual), establecidos en el marco de lo dispuesto en la Octagésima Cuarta Disposición Complementaria Final de la Ley Nº 29951, Ley de Presupuesto del Sector Público para el Año Fiscal 2013.

El Programa Nacional de Alimentación Escolar Qali Warma, en un plazo no mayor a quince (15) días hábiles contados desde la publicación del Decreto Supremo que autoriza la transferencia de partidas, emite las disposiciones necesarias para facilitar la operatividad del presente encargo. A los cinco (5) días hábiles de publicadas dichas disposiciones, el Ministerio de Educación proporciona al Programa Nacional de Alimentación Escolar Qali Warma el listado de cunas y cunas jardín que brinden el servicio de cuidado diurno, los puntos de entrega y proyección de número de usuarios.

c)	Hasta la suma de S/ 3 760 000,00 (TRES MILLONES SETECIENTOS SESENTA MIL Y 00/100 SOLES) a favor del Instituto Nacional de Salud, para que a través del Centro Nacional de Alimentación, Nutrición y Vida Saludable (CENAN) realice el control de calidad nutricional de los alimentos que se brindan a los Servicios de Cuidado Diurno.

33.3	Las modiﬁcaciones presupuestarias en el nivel institucional autorizadas por el numeral 33.2 se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por la ministra de Educación, a propuesta de esta última, y de conformidad con las disposiciones establecidas por el Ministerio de Educación, en el marco de la normatividad de la materia. El decreto supremo se publica hasta el 19 de febrero de 2024. La propuesta de decreto supremo se presenta al Ministerio de Economía y Finanzas hasta el 22 de enero de 2024.

El ﬁnanciamiento al que se hace referencia en el literal e) del numeral 33.1 se efectúa conforme a las condiciones o disposiciones complementarias para la transferencia de los recursos que apruebe el Ministerio de Educación, en el marco de la normatividad de la materia, en un plazo que no exceda del 15 de enero de 2024. Dichas disposiciones complementarias, deben contener, como mínimo, la participación de la comunidad educativa en la atención alimentaria el listado de cunas y cunas jardín georeferenciados y el número de usuarios que se atenderán en el 2024, y, la implementación de herramientas de seguimiento nominal mensual de las niñas y niños, asegurando que se atienda a la población objetivo. Asimismo, se incluirán otras disposiciones que fueran necesarias para la futura creación de nuevos Servicios de Cuidado Diurno.

33.4	El Ministerio de Educación remite al Ministerio de Desarrollo e Inclusión Social y al Ministerio de Economía y Finanzas, hasta el 05 de abril de 2024, la propuesta sectorial de atención de niños y niñas entre 6 y 36 meses como una modalidad de entrega del Producto “Niños y niñas entre 6 hasta 36 meses que requieren de cuidado extra familiar por ausencia de un adulto competente para su atención en el ámbito del hogar reciben servicios de cuidado y atención integral” del PPoR DIT. Para dicho efecto, considera los atributos de calidad estándar del servicio basado en evidencia para la atención sectorial de niños y niñas. Asimismo, remite la estructura de costos de la referida propuesta sectorial, en concordancia con las disposiciones y normativas de la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas.

El Ministerio de Desarrollo e Inclusión Social incorpora en la Agenda de Trabajo 2024 del PPoR DIT, las acciones de revisión de la referida propuesta sectorial, así como el desarrollo y actualización de la Norma Técnica del Producto antes señalado, en el marco de lo establecido en el artículo 6 del Decreto Supremo Nº 006-2021-MIDIS. Para dicho efecto, el Ministerio de Desarrollo e Inclusión Social, emite el dispositivo normativo complementario para la aprobación de la adecuación de la Norma Técnica señalada hasta el 28 de junio de 2024.

Posteriormente a la actualización de la referida Norma Técnica, el Ministerio de Educación emite los dispositivos normativos complementarios para la implementación del servicio, teniendo en cuenta las características del servicio del Producto antes señalado, hasta el 31 de julio de 2024.

33.5	Para ﬁnanciar el cierre de brechas de vacunación en niños y niñas menores de 5 años, se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 22 161 000,00 (VEINTIDOS MILLONES CIENTO SESENTA Y UN MIL Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, en el Producto 3033254: Niños y Niñas con Vacuna Completa del PP 1001, de los cuales han sido asignados hasta S/ 7 179 000,00 (SIETE MILLONES CIENTO SETENTA Y NUEVE MIL Y 00/100 SOLES) en el presupuesto institucional del Ministerio de Salud, y hasta S/ 14 982 000,00 (CATORCE MILLONES NOVECIENTOS OCHENTA Y DOS MIL Y 00/100 SOLES) en el presupuesto institucional de los gobiernos regionales.

33.6	Para el ﬁnanciamiento del barrido de vacunación en niñas y niños de 02 meses a 5 años cumplidos con una dosis adicional de vacuna antipolio oral (APO) y vacuna antipolio inactivada (IPV), y vacunación a niñas y niños de 12 meses hasta los 5 años cumplidos con una dosis adicional de vacuna contra sarampión, paperas y rubeola (SPR), se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 15 579 830,00 (QUINCE MILLONES QUINIENTOS SETENTA Y NUEVE MIL OCHOCIENTOS TREINTA Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, en el Producto 3033254: Niños y Niñas con Vacuna Completa del PP 1001, de los cuales hasta por la suma de S/ 5 442 455,00 (CINCO MILLONES CUATROCIENTOS CUARENTA Y DOS MIL CUATROCIENTOS CINCUENTA Y CINCO Y 00/100 SOLES) han sido asignados en el presupuesto institucional del Ministerio de Salud, y hasta por la suma de S/ 10 137 375,00 (DIEZ MILLONES CIENTO TREINTA Y SIETE MIL TRESCIENTOS SETENTA Y CINCO Y 00/100 SOLES) han sido asignados en el presupuesto institucional de los gobiernos regionales.

Para efectos de lo dispuesto en el presente numeral, los recursos asignados al Ministerio de Salud se destinan a la adquisición de los productos farmacéuticos, transporte, pasajes y viáticos. Asimismo, los recursos asignados a los gobiernos regionales se destinan a la compra de combustible, viáticos, suministros médicos, entre otros gastos operativos que no contemplan la contratación de personal.

33.7	Para los ﬁnes establecidos en los numerales 33.5 y 33.6, el Ministerio de Salud debe aprobar previamente, mediante Resolución Ministerial, el Documento Técnico: “Plan Nacional de vacunación en niños y niñas menores de 5 años para el Año Fiscal 2024”, el cual se publica en la sede digital del referido Ministerio hasta el 31 de enero de 2024. La ejecución de los recursos asignados en los numerales 33.2 y 33.3 se sujetan estrictamente a lo establecido en el referido Plan aprobado por el Ministerio de Salud.

33.8	El Ministerio de Salud efectúa el monitoreo y seguimiento de la ejecución de los recursos asignados para el cumplimiento de las estrategias de barrido y cierre de brecha de vacunación descritos en los numerales 33.5 y 33.6. Asimismo, los gobiernos regionales deben informar al Ministerio de Salud sobre los resultados de la implementación de dicha estrategia.

El Ministerio de Salud pública durante los últimos cinco (05) días calendario de cada semestre, en su sede digital, bajo responsabilidad del titular de la entidad, la información consolidada respecto a los resultados y cumplimiento del barrido y cierre de brecha de vacunación descritos en los numerales 33.5 y 33.6.

33.9	Con el objetivo de impulsar la calidad del agua en el marco del PPoR DIT, el Ministerio de Salud remite al Ministerio de Economía y Finanzas y al Ministerio de Desarrollo e Inclusión Social, hasta el 30 de mayo del 2024, los modelos operacionales con el diseño de las actividades vinculadas a la calidad del agua del Producto “Agua potable para el consumo humano para hogares concentrados” para opinión favorable. Dichos modelos contienen, como mínimo, los aspectos señalados en la Guía para la Adecuación Metodológica de la Directiva Nº 0005-2020- EF/50.01 “Directiva para el diseño de los Programas Presupuestales en el Marco del Presupuesto por Resultados”, además de la estructura de costos, en concordancia con las disposiciones y normativas de la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas.

33.10	El Ministerio de Salud remite al Ministerio de Economía y Finanzas y al Ministerio de Desarrollo e Inclusión Social, hasta el 30 de mayo de 2024, la propuesta de Norma Técnica de las actividades vinculadas a la calidad del agua del Producto “Agua potable para el consumo humano para hogares concentrados” para opinión previa favorable.

Asimismo, el Ministerio de Salud aprueba, hasta el 26 de agosto de 2024, mediante Resolución Ministerial, la referida Norma Técnica, según lo establecido en el artículo 5 del Decreto Supremo Nº 006-2021-MIDIS.

33.11	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el referido artículo.

Artículo 34. Optimización del Presupuesto por Resultados

34.1	Se dispone que el Ministerio de Economía y Finanzas realiza la revisión y actualización del diseño de los programas presupuestales priorizados durante el Año Fiscal 2024, incluyendo al menos los siguientes:

a)	0068: Reducción de vulnerabilidad y atención de emergencias por desastres.

b)	0030: Reducción de delitos y faltas que afectan a la seguridad ciudadana.

34.2	Se dispone que, durante el Año Fiscal 2024, para el caso de los programas presupuestales se aplica lo siguiente:

i)	Para las modiﬁcaciones presupuestarias en el nivel funcional programático, solo se permiten las habilitaciones con cargo a los recursos previstos en programas presupuestales, para destinarlos en otras prioridades deﬁnidas dentro del programa presupuestal o en los productos de otros programas presupuestales con los que cuenten. Para tal ﬁn, se suspenden los literales a y b del inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Para el Programa Presupuestal 068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres, el Programa Presupuestal orientado a Resultados para Reducción de la Violencia contra la Mujer y el Programa Presupuestal orientado a Resultados de Desarrollo Infantil Temprano no le es aplicable lo establecido en el presente inciso y se sujetan a lo dispuesto en el inciso 4 del numeral 48.1 antes citado.

ii)	Se suspende el numeral 49.1 del artículo 49 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, en lo referido a las limitaciones para realizar modiﬁcaciones presupuestarias en el nivel institucional con cargo a los recursos asignados a los programas presupuestales, salvo para los programas presupuestales a cargo del Ministerio de Educación y del Ministerio de Salud, y para la elaboración de encuestas, censos o estudios que se requieran para el diseño, seguimiento y evaluación del desempeño en el marco del Presupuesto por Resultados.

34.3	Se dispone que, para el Año Fiscal 2024, la seguridad ciudadana y la lucha contra la criminalidad constituyen prioridades del Estado en materia del logro de resultados prioritarios del presupuesto. Para tal efecto, el Ministerio de Economía y Finanzas conduce la revisión de las intervenciones orientadas a la seguridad ciudadana y lucha contra la criminalidad con la ﬁnalidad de diseñar y aprobar un Programa Presupuestal Orientado a Resultados, en coordinación con el Ministerio del Interior, el Ministerio Público, el Poder Judicial y otros sectores correspondientes. El referido Programa Presupuestal Orientado a Resultados se aprueba conforme a lo dispuesto en el numeral 16.5 del artículo 16 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. La Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas, de ser necesario, dicta disposiciones complementarias para la mejor aplicación de lo establecido en el presente numeral.

Artículo 35. Medidas en materia de evaluaciones independientes para el Año Fiscal 2024

35.1	Se dispone que la Dirección General de Presupuesto Público, como parte del impulso al presupuesto por resultados y el desarrollo de políticas públicas basadas en evidencia, aprueba el calendario multianual de evaluaciones independientes correspondiente a los Años Fiscales 2024 y 2025. El calendario se publica hasta el 31 de enero de 2024, en la sede digital del Ministerio de Economía y Finanzas y puede ser actualizado, de requerirse, hasta el 06 de setiembre de 2024. Contiene como mínimo evaluaciones de impacto o revisiones de gasto de:

a)	Intervenciones alimentarias.

b)	Incremento de personal en salud y educación.

c)	Inversión pública.

d)	Transferencias a la primera infancia.

35.2	En el marco del calendario multianual de evaluaciones independientes correspondientes a los Años Fiscales 2024 y 2025, las instituciones públicas que generen información relacionada con los programas, intervenciones, políticas, entre otros, que hayan sido seleccionados para las evaluaciones, deben remitir al Ministerio de Economía y Finanzas las bases de datos nominadas y no nominadas, así como el acceso a los sistemas de información necesarios para llevar a cabo las referidas evaluaciones, en un plazo no mayor a veinte (20) días calendario de efectuado el requerimiento por dicho Ministerio.

Artículo 36. Incentivos Presupuestarios en el marco del Presupuesto por Resultados

36.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto institucional del pliego Ministerio de Economía y Finanzas, hasta por la suma de S/ 575 000 000,00 (QUINIENTOS SETENTA Y CINCO MILLONES Y 00/100 SOLES), para el ﬁnanciamiento de los Incentivos Presupuestarios a cargo del Ministerio de Economía y Finanzas, conforme al siguiente detalle:

a)	Hasta por la suma de S/ 500 000 000,00 (QUINIENTOS MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, destinados, exclusivamente, para el ﬁnanciamiento de los ﬁnes del Programa de Incentivos a la Mejora de la Gestión Municipal (PI) correspondiente al tramo I y tramo II del año 2023. La transferencia de los recursos autorizados por el presente literal se aprueba mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Presupuesto Público, y se incorporan en los gobiernos locales, en la fuente de ﬁnanciamiento Recursos Determinados. El decreto supremo que transﬁere los recursos se publica hasta el 30 de abril de 2024.

b)	Hasta por la suma de S/ 75 000 000,00 (SETENTA Y CINCO MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, destinados, exclusivamente, para el ﬁnanciamiento de los ﬁnes del Reconocimiento a la Ejecución de Inversiones (REI) correspondiente al tramo III del año 2023. La transferencia de los recursos autorizados por el presente literal se aprueba mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Presupuesto Público, y se incorporan en los gobiernos regionales y gobiernos locales, en la fuente de ﬁnanciamiento Recursos Ordinarios, para el ﬁnanciamiento de inversiones que se encuentren en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones, y en el marco de lo establecido en el artículo 11 de la presente Ley. El decreto supremo que transﬁere los recursos se publica hasta el 29 de febrero de 2024.

36.2	Mediante decreto supremo refrendado por el ministro de Economía y Finanzas, se aprueba, hasta el 31 de enero de 2024, los procedimientos para el cumplimiento de metas y la asignación condicionada de recursos del Programa de Incentivos a la Mejora de la Gestión Municipal correspondiente al año 2024.

Artículo 37. Acciones para la mejora de la identidad en niños de 0-3 años

37.1	Se dispone que en el presupuesto institucional del pliego Registro Nacional de Identiﬁcación y Estado Civil (RENIEC) para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 14 482 767,00 (CATORCE MILLONES CUATROCIENTOS OCHENTA Y DOS MIL SETECIENTOS SESENTA Y SIETE Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, destinados, exclusivamente, para el ﬁnanciamiento de la Actividad: 5003312 - Proceso de Emisión del DNI de la población de 0 - 3 años del Producto: 3000920 - Población con Documento Nacional De Identidad - Apoyo Social del Programa Presupuestal: PP 079 – Acceso de la población a la identidad, con la ﬁnalidad de asegurar la entrega del servicio de Documento Nacional de Identidad (DNI) a niños de 0-3 años lo que permite su acceso a las intervenciones en salud y educación en el marco del Desarrollo Infantil Temprano (DIT).

Para tal ﬁn, los gobiernos regionales pueden suscribir convenios de cooperación interinstitucional con el RENIEC para promover el servicio de trámite de DNI a recién nacidos. Se autoriza a los gobiernos regionales a realizar modiﬁcaciones presupuestarias en el nivel funcional programático hasta por la suma de S/ 9 900,00 (NUEVE MIL NOVECIENTOS Y 00/100 SOLES), para realizar el mantenimiento de Oﬁcinas Registrales Auxiliares (ORA) operativas en establecimientos de salud y hasta por la suma de S/ 19 800,00 (DIECINUEVE MIL OCHOCIENTOS Y 00/100 SOLES) para realizar la instalación de ambientes para el funcionamiento de las Oﬁcinas Registrales Auxiliares (ORA) en establecimientos de salud priorizados.

37.2	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto institucional del pliego Ministerio de Economía y Finanzas, para el ﬁnanciamiento del Incentivo Presupuestario a favor de Registro Nacional de Identiﬁcación y Estado Civil (RENIEC), hasta por la suma de S/ 15 000 000,00 (QUINCE MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, destinados, exclusivamente, a la transferencia condicionada al Producto 3000920: Población con Documento Nacional de Identidad – Apoyo Social del Programa Presupuestal 0079: Acceso de la Población a la Identidad a cargo del RENIEC, previo cumplimiento de indicadores y metas que debe efectuar el RENIEC. Las transferencias de los recursos autorizados por el presente numeral se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas, y se incorporan en el RENIEC, en la fuente de ﬁnanciamiento Recursos Ordinarios. El decreto supremo se publica hasta el 5 de agosto de 2024.

37.3	El Ministerio de Economía y Finanzas, a través de la Dirección General de Presupuesto Público, mediante Resolución Directoral, establece los indicadores, metas y procedimientos que se deben cumplir para la transferencia de recursos a los que hace referencia el numeral precedente vinculado al Producto 3000920: Población con Documento Nacional de Identidad – Apoyo Social del Programa Presupuestal 0079: Acceso de la Población a la Identidad a cargo del RENIEC.

37.4	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, para ﬁnes distintos a los señalados en el referido artículo.

Artículo 38. Incentivo presupuestario para el sector Salud correspondiente al año 2024

38.1	Se autoriza al Ministerio de Economía y Finanzas, durante el Año Fiscal 2024, a realizar modiﬁcaciones presupuestarias en el nivel institucional en favor del Ministerio de Salud, del Instituto Nacional de Enfermedades Neoplásicas y de los gobiernos regionales hasta por la suma de S/ 300 000 000,00 (TRESCIENTOS MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, destinados, exclusivamente, para ﬁnanciar el tramo I y el tramo II del Incentivo Presupuestario para el sector Salud (IP Salud) correspondiente al año 2024. El referido Incentivo tiene por ﬁnalidad otorgar, en el tramo I, un reconocimiento a favor de las entidades del sector Salud señaladas, condicionado a la mejora de la gestión y calidad de los servicios públicos que brindan; y, en el tramo II, un reconocimiento a favor del personal asistencial condicionado a su desempeño.

38.2	Para el tramo I, el Ministerio de Economía y Finanzas, en coordinación con el Ministerio de Salud, mediante decreto supremo, refrendado por el ministro de Economía y Finanzas, aprueba los procedimientos para el cumplimiento de metas y la asignación condicionada de recursos del IP Salud. Dicho decreto supremo se publica hasta el 31 de enero de 2024.

38.3	Para el tramo II, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Salud, a propuesta de este último, publicado hasta el 30 de abril de 2024, se establecen los procedimientos para el cumplimiento de metas y los montos de la asignación condicionada del IP Salud. Para tal efecto, se exceptúa al Ministerio de Salud, al Instituto Nacional de Enfermedades Neoplásicas y a los gobiernos regionales, de lo establecido en el artículo 6 de la presente ley. El IP Salud no tiene carácter remunerativo ni pensionable, no está afecto a cargas sociales ni forma parte de la base de cálculo para la determinación de cualquier beneﬁcio, compensación y otro de similar naturaleza.

38.4	Para el otorgamiento del tramo I del IP Salud, las modiﬁcaciones presupuestarias a las que se hace referencia en el numeral 38.1, se aprueba mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Presupuesto Público. Los recursos transferidos solo pueden ser destinados a gastos en bienes y servicios de la entidad.

38.5	Para el otorgamiento del tramo II del IP Salud, las modiﬁcaciones presupuestarias a las que se hace referencia en el numeral 38.1, se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a propuesta de este último.

Artículo 39. Fondo de Estímulo al Desempeño

39.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Desarrollo e Inclusión Social (MIDIS), hasta la suma de S/ 101 000 000,00 (CIENTO UN MILLONES Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Determinados, destinados, exclusivamente, para el ﬁnanciamiento de los ﬁnes del Fondo de Estímulo al Desempeño y Logro de Resultados Sociales (FED), creado por la Octogésima Cuarta Disposición Complementaria Final de la Ley Nº 30114, Ley de Presupuesto del Sector Público para el Año Fiscal 2014, con la ﬁnalidad de mejorar los indicadores de resultados priorizados por la Política Nacional de Desarrollo e Inclusión Social (PNDIS) y metas asociadas a la reducción de la violencia contra la mujer.

Para tal ﬁn, se autoriza al Ministerio de Desarrollo e Inclusión Social, durante el Año Fiscal 2024, para realizar modiﬁcaciones presupuestarias en el nivel institucional, con cargo a los recursos a los que se reﬁere el párrafo precedente, a favor de las entidades del Gobierno Nacional y de los gobiernos regionales, las que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Desarrollo e Inclusión Social, a propuesta de este último.

39.2	Asimismo, se han asignado recursos en el presupuesto institucional del pliego MIDIS, hasta por la suma de S/ 4 293 267,00 (CUATRO MILLONES DOSCIENTOS NOVENTA Y TRES MIL DOSCIENTOS SESENTA Y SIETE Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Determinados, destinados exclusivamente para el ﬁnanciamiento de los gastos operativos del FED.

39.3	Se dispone que, para el cumplimiento de metas que se aprueben en el año 2024, el instrumento a través del cual se establecen indicadores y metas, así como los procedimientos, condiciones y/o mecanismos de asignación de los recursos del FED es un decreto supremo refrendado por el ministro de Economía y Finanzas, y el ministro de Desarrollo e Inclusión Social, a propuesta de este último.

39.4	El Ministerio de Desarrollo e Inclusión Social, en coordinación con las entidades con rectoría y el Ministerio de Economía y Finanzas, establecen indicadores y metas, y determinan los procedimientos para su correspondiente veriﬁcación. Las entidades rectoras garantizan el despliegue de asistencia técnica a los gobiernos regionales y remiten las bases de datos con la información para la evaluación del cumplimiento de metas, en los formatos informáticos correspondientes. Posteriormente, el Ministerio de Desarrollo e Inclusión Social veriﬁca el cumplimiento de metas y publica los resultados ﬁnales.

39.5	El Ministerio de Desarrollo e Inclusión Social, dentro del plazo de sesenta (60) días calendario contados a partir de la vigencia de la presente ley, establece mediante decreto supremo, previa opinión favorable del Ministerio de Economía y Finanzas, las disposiciones que fueran necesarias para la implementación de lo dispuesto en el presente artículo para el año 2024.

39.6	Se autoriza, durante el Año Fiscal 2024, a los pliegos del Gobierno Nacional y a los gobiernos regionales, para realizar modiﬁcaciones presupuestarias en el nivel funcional programático, para habilitar recursos en la Actividad: 5004428. “Vigilancia de la calidad del agua para el consumo humano” y en la Actividad: 5004429. “Desinfección y/o tratamiento del agua para consumo humano” en la categoría presupuestaria 9002 “Asignaciones presupuestarias que no resultan en productos” (APNOP); con cargo a los recursos autorizados en los decretos supremos mencionados en el numeral 39.1 del presente artículo. Para tal ﬁn, las entidades del Gobierno Nacional y los gobiernos regionales quedan exceptuados del inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

39.7	Los recursos a los que se reﬁeren los numerales 39.1 y 39.2 del presente artículo se ejecutan bajo las mismas formalidades, mecanismos y procedimientos aprobados en la normatividad vigente para el FED en lo que le fuera aplicable, o la normatividad que se apruebe en el marco del numeral 39.3 del presente artículo, según corresponda.

Artículo 40. Implementación de acciones para el aseguramiento de la calidad de la vivienda de interés social

40.1	Se dispone que el Ministerio de Vivienda, Construcción y Saneamiento, en cooperación con el Fondo MIVIVIENDA S.A., hasta el 28 de enero de 2024, aprueba el Plan de Trabajo que contiene el Cronograma de hitos para la implementación de una herramienta de monitoreo para el proceso de ejecución de los bonos desembolsados por el Fondo MIVIVIENDA S.A., mediante resolución del titular, y lo publica en su sede digital, con el ﬁn de asegurar el cumplimiento de las obligaciones contractuales de las Entidades Técnicas y Promotores Inmobiliarios, así como de la calidad de las viviendas entregadas a los beneﬁciarios.

40.2	El Plan de Trabajo considera los hitos para una herramienta que contiene la caracterización de los grupos familiares beneﬁciarios, el seguimiento al proceso realizado por las Entidades Técnicas y Promotores Inmobiliarios, así como el reporte de alertas y veriﬁcación de la conformidad de las viviendas entregadas a los beneﬁciarios. La herramienta debe estar implementada y en funcionamiento a través de la sede digital del Ministerio de Vivienda, Construcción y Saneamiento como máximo el 30 de junio de 2024.

40.3	La herramienta a la que se hace referencia en el numeral precedente debe considerar los mecanismos de interoperabilidad necesarios para que garanticen el registro y la calidad de los datos. Asimismo, el Ministerio de Vivienda, Construcción y Saneamiento implementa mecanismos de rendición de cuentas y transparencia, publicando información sobre avances y resultados físicos y ﬁnancieros de manera accesible al público en la Plataforma Nacional de Datos Abiertos.

40.4	El Ministerio de Economía y Finanzas a efectos de analizar la calidad del gasto público y monitorear el cumplimiento de los objetivos enmarcados en el presente artículo podrá requerir la implementación de nuevas variables de información o datos que lo sustenten.

Artículo 41. Medidas en materia de seguimiento al desempeño para el Año Fiscal 2024

41.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos, en el pliego Instituto Nacional de Estadística e Informática (INEI), hasta por la suma de S/ 35 000 000,00 (TREINTA Y CINCO MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para el ﬁnanciamiento del recojo de información para la implementación del sistema de seguimiento a la provisión de servicios del gobierno. La Dirección General de Presupuesto Público (DGPP) del Ministerio de Economía y Finanzas determina el alcance del recojo de información y los plazos para su implementación. En el marco del presente numeral, previa coordinación con el INEI, la DGPP elabora y remite el cronograma de recojo de información a dicha entidad.

41.2	Las entidades públicas, cuyas intervenciones se encuentren contenidos en el cronograma de recojo de información a que hace referencia el numeral precedente, remiten al Ministerio de Economía y Finanzas la información complementaria que sea necesaria para llevar a cabo las correspondientes acciones de planiﬁcación e implementación del seguimiento previsto.

Artículo 42. Implementación de acciones para la calidad de la información a ser utilizada en las intervenciones del sector agrario

42.1	El Ministerio de Desarrollo Agrario y Riego (MIDAGRI), establece mediante Resolución Ministerial, las disposiciones necesarias para la validación y actualización del registro de los productores agrarios que forman parte del Padrón de Productores Agrarios (PPA) mediante la implementación de un sistema, de modo que la información contenida en dicho Padrón quede veriﬁcada y facilite el diseño, focalización, priorización y planiﬁcación de sus servicios, así como el de los programas, proyectos especiales y organismos públicos adscritos a dicha entidad.

42.2	Para la validación del Padrón de Productores Agrarios, el MIDAGRI promueve un convenio con el Registro Nacional de Identiﬁcación y Estado Civil (RENIEC) para el acceso que corresponda a la base de la información del Registro Nacional disponible para la identiﬁcación de los potenciales beneﬁciarios mediante el DNI.

Artículo 43. Identiﬁcación, registro y atención de beneﬁciarios de las intervenciones alimentarias

43.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 704 821 413,00 (SETECIENTOS CUATRO MILLONES OCHOCIENTOS VEINTIÚN MIL CUATROCIENTOS TRECE Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los gobiernos locales, para el ﬁnanciamiento de las intervenciones alimentarias denominadas Programa de Complementación Alimentaria (PCA) y Programa de Vaso de Leche (PVL).

43.2	El Ministerio de Desarrollo e Inclusión Social (MIDIS), desde el 29 de febrero de 2024, pone a disposición de los gobiernos locales un Sistema para el registro nominal uniﬁcado de los beneﬁciarios de las intervenciones alimentarias. Asimismo, los gobiernos locales realizan el registro nominal y actualización mensual de los beneﬁciarios atendidos en el referido Sistema.

Para la validación del registro de los beneﬁciarios en el Sistema, el MIDIS coordina con el Registro Nacional de Identiﬁcación y Estado Civil (RENIEC) para veriﬁcar la identidad de los beneﬁciarios registrados y actualiza de manera permanente la información del referido Sistema.

43.3	El MIDIS, hasta el 29 de febrero de 2024, emite mediante Resolución Ministerial, las orientaciones necesarias para el registro nominal, la actualización mensual de los beneﬁciarios en el Sistema, y establece las disposiciones para la implementación de la asistencia técnica, acompañamiento y capacitación a los gobiernos locales para el adecuado registro de los beneﬁciarios.

43.4	El MIDIS aprueba las disposiciones complementarias que sean necesarias para el cumplimiento de lo dispuesto en el presente artículo.

CAPÍTULO VI

DISPOSICIONES ESPECIALES EN MATERIA DE SALUD

Artículo 44. Financiamiento de la asignación por cumplimiento de metas en el marco del Decreto Legislativo Nº 1153

44.1	Se autoriza al Ministerio de Salud a efectuar, durante el Año Fiscal 2024, modiﬁcaciones presupuestarias en el nivel institucional a favor del Instituto Nacional de Salud, del Instituto Nacional de Enfermedades Neoplásicas (INEN) y de los gobiernos regionales, según corresponda, hasta por la suma de S/ 136 446 936,00 (CIENTO TREINTA Y SEIS MILLONES CUATROCIENTOS CUARENTA Y SEIS MIL NOVECIENTOS TREINTA Y SEIS Y 00/100 SOLES), con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al tesoro público, para ﬁnanciar el pago de la asignación por cumplimiento de las metas institucionales, indicadores de desempeño y compromisos de mejora de los servicios alcanzados en el Año Fiscal 2023 en el marco de lo dispuesto en el artículo 15 del Decreto Legislativo Nº 1153, Decreto Legislativo que regula la Política Integral de Compensaciones y Entregas Económicas del personal de la salud al servicio del Estado.

44.2	Para la aplicación de lo establecido en el numeral 44.1, es requisito que las plazas se encuentren registradas en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

44.3	Para tal efecto, el Ministerio de Salud, sus organismos públicos, los gobiernos regionales y las entidades comprendidas en el ámbito de aplicación del Decreto Legislativo Nº 1153, quedan exonerados de lo establecido en el artículo 6 de la presente ley.

44.4	Las modiﬁcaciones presupuestarias en el nivel institucional autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Salud, a propuesta de este último y se publican hasta el 12 de noviembre de 2024. Las propuestas de decreto supremo se presentan al Ministerio de Economía y Finanzas hasta el 02 de octubre de 2024.

44.5	Los recursos a los que se reﬁere el presente artículo no deben destinarse a ﬁnes distintos de aquellos para los cuales fueron asignados, bajo responsabilidad, debiendo ejecutarse conforme a las condiciones o disposiciones que para tal efecto establece el Ministerio de Salud y a la normatividad de la materia.

44.6	Se dispone que para la asignación por cumplimiento de las metas institucionales, indicadores de desempeño y compromisos de mejora de los servicios alcanzados en el Año Fiscal 2024 en el marco de lo dispuesto en el artículo 15 del Decreto Legislativo Nº 1153, cuyo pago se realiza en el Año Fiscal 2025, el Ministerio de Salud aprueba, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Salud, a propuesta de este último, los criterios técnicos correspondientes para la deﬁnición de las metas, indicadores de desempeño a nivel de resultado, producto, insumo o proceso de programas presupuestales asociadas a dichos pagos, así como los scripts para replicar y contrastar los indicadores de desempeño que se aprueben mediante el decreto supremo antes mencionado. La propuesta de decreto supremo se presenta al Ministerio de Economía y Finanzas, en un plazo de hasta cinco (05) días hábiles contados a partir de la publicación de la presente ley. El decreto supremo se publica en concordancia con los plazos de publicación establecidos en el artículo 15 del Decreto Legislativo Nº 1153.

44.7	Lo dispuesto en el numeral 44.6 del presente artículo entra en vigencia al día siguiente de la publicación de la presente ley, solo para efecto de la presentación de la propuesta de decreto supremo al que se reﬁere dicho numeral.

Artículo 45. Operación y mantenimiento de establecimientos de salud a nivel nacional

45.1	Se autoriza al Ministerio de Salud para realizar modiﬁcaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 84 300 000,00 (OCHENTA Y CUATRO MILLONES TRESCIENTOS MIL Y 00/100 SOLES), con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al tesoro público, a favor de los gobiernos regionales, para ﬁnanciar, durante el Año Fiscal 2024, la operación y mantenimiento de nuevos establecimientos de salud que entraron en funcionamiento a partir del segundo semestre del año 2023.

Las modiﬁcaciones presupuestarias autorizadas en el presente numeral se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Salud, a propuesta de este último. Para la aprobación de las modiﬁcaciones presupuestarias a que se hace referencia, el Ministerio de Salud debe validar previamente el Plan de Implementación Multianual del nuevo establecimiento de salud, aprobado por el gobierno regional, según corresponda. Asimismo, dichos establecimientos de salud deben implementar la programación de turnos y citas en un aplicativo informático dispuesto para ello. Los gobiernos regionales a los que se les hayan transferido recursos en el marco del presente numeral emiten un informe técnico sobre el cumplimiento y avance físico y ﬁnanciero de la ejecución de dichos recursos, en el marco de su Plan de Implementación Multianual, el mismo que debe estar alineado a la gradualidad de entrada en funcionamiento de los servicios. Este informe se remite al Ministerio de Salud y se publica en las sedes digitales de dichas entidades hasta el 17 de febrero de 2025.

45.2	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 110 244 135,00 (CIENTO DIEZ MILLONES DOSCIENTOS CUARENTA Y CUATRO MIL CIENTO TREINTA Y CINCO Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los gobiernos regionales, para ﬁnanciar, durante el Año Fiscal 2024, la continuidad de la operación y mantenimiento de los nuevos establecimientos de salud que entraron en funcionamiento a partir del segundo semestre del año 2022 y que se le transﬁrieron recursos mediante decreto supremo en el año 2023.

De existir recursos no certiﬁcados correspondiente a los créditos presupuestarios asignados en el presupuesto institucional de los gobiernos regionales hasta el 01 de julio depropuesta de este último y se publican hasta el 12 de noviembre de 2024. Las propuestas de decreto supremo se presentan al Ministerio de Economía y Finanzas hasta el 02 de octubre de 2024. 2024, se autoriza al Ministerio de Economía y Finanzas a realizar modiﬁcaciones presupuestarias en el nivel institucional, con cargo a los recursos asignados en el presupuesto institucional de dichos pliegos para los ﬁnes establecidos en el párrafo precedente, a favor de la Reserva de Contingencia a la que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

45.3	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 205 367 293,00 (DOSCIENTOS CINCO MILLONES TRESCIENTOS SESENTA Y SIETE MIL DOSCIENTOS NOVENTA Y TRES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, de los cuales hasta por la suma de S/ 42 041 515,00 (CUARENTA Y DOS MILLONES CUARENTA Y UN MIL QUINIENTOS QUINCE Y 00/100 SOLES) han sido asignados en el presupuesto institucional del Ministerio de Salud, y hasta por la suma de S/ 163 325 778,00 (CIENTO SESENTA Y TRES MILLONES TRESCIENTOS VEINTICINCO MIL SETECIENTOS SETENTA Y OCHO Y 00/100 SOLES) han sido asignados en el presupuesto institucional de los gobiernos regionales, para ﬁnanciar acciones vinculadas al mantenimiento preventivo y correctivo del equipamiento e infraestructura de los establecimientos de salud a nivel nacional. Los gobiernos regionales que cuenten con recursos asignados en el marco del presente numeral emiten un informe técnico sobre el cumplimiento y avance físico y ﬁnanciero de la ejecución de dichos recursos, así como de la calidad del servicio brindado y la evaluación del mismo. Este informe se remite trimestralmente al Ministerio de Salud y se publica en la sede digital de dicho Ministerio.

45.4	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

Artículo 46. Implementación de acciones vinculadas al Programa Presupuestal 0131: Salud Mental

46.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024 se han asignado recursos, hasta por la suma de S/ 583 701 364,00 (QUINIENTOS OCHENTA Y TRES MILLONES SETECIENTOS UN MIL TRESCIENTOS SESENTA Y CUATRO Y 00/100 SOLES), para ﬁnanciar acciones vinculadas al Programa Presupuestal 0131: Control y Prevención en Salud Mental, que posibilite entre otros la contratación de servicios para el desarrollo de estudios de prevalencia, evaluación psicológica, social y/o atención rápida, conforme al siguiente detalle:

a)	Hasta la suma de S/ 150 650 390,00 (CIENTO CINCUENTA MILLONES SEISCIENTOS CINCUENTA MIL TRESCIENTOS NOVENTA Y 00/100 SOLES) a favor del Ministerio de Salud.

b)	Hasta la suma de S/ 119 425,00 (CIENTO DIECINUEVE MIL CUATROCIENTOS VEINTICINCO Y 00/100 SOLES) a favor del Instituto Nacional de Salud.

c)	Hasta la suma de S/ 55 667 238,00 (CINCUENTA Y CINCO MILLONES SEISCIENTOS SESENTA Y SIETE MIL DOSCIENTOS TREINTA Y OCHO Y 00/100 SOLES) a favor del Seguro Integral de Salud.

d)	Hasta la suma de S/ 1 530 268,00 (UN MILLÓN QUINIENTOS TREINTA MIL DOSCIENTOS SESENTA Y OCHO Y 00/100 SOLES) a favor del Instituto Nacional de Enfermedades Neoplásicas.

e)	Hasta la suma de S/ 7 680 406,00 (SIETE MILLONES SEISCIENTOS OCHENTA MIL CUATROCIENTOS SEIS Y 00/100 SOLES) a favor del Instituto Nacional Penitenciario.

f)	Hasta la suma de S/ 368 053 637,00 (TRESCIENTOS SESENTA Y OCHO MILLONES CINCUENTA Y TRES MIL SEISCIENTOS TREINTA Y SIETE Y 00/100 SOLES) a favor de los gobiernos regionales que posibilite entre otros la contratación de servicios para el desarrollo de estudios de riesgo psicológico y social, tamizaje y atención inmediata.

46.2	Se dispone que, para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 108 398 488,00 (CIENTO OCHO MILLONES TRESCIENTOS NOVENTA Y OCHO MIL CUATROCIENTOS OCHENTA Y OCHO Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, en el presupuesto institucional del Ministerio de Salud, del Instituto Nacional Penitenciario y de los gobiernos regionales, conforme al siguiente detalle:

a)	Hasta por la suma de S/ 1 022 240,00 (UN MILLÓN VEINTIDOS MIL DOSCIENTOS CUARENTA Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, en el presupuesto institucional del Ministerio de Salud, para ﬁnanciar las acciones de monitoreo y seguimiento de los servicios de salud mental comunitaria, en el producto 3000001 Acciones comunes del Programa Presupuestal 0131: Control y Prevención en Salud Mental.

Para tal efecto, el Ministerio de Salud remite mediante oﬁcio a la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH) del Ministerio de Economía y Finanzas hasta el 15 de enero de 2024, el detalle de los puestos y montos correspondientes del personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 de las entidades involucradas en el presente artículo, para la creación de los registros en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) hasta el 30 de enero de 2024.

Con este propósito, el Ministerio de Salud emite dos informes técnicos respecto a las acciones de monitoreo y seguimiento de los servicios de salud mental comunitaria, y los publica en su sede digital hasta el 01 de julio de 2024 y hasta el 16 de diciembre de 2024, respectivamente.

b)	Hasta por la suma de S/ 3 883 585,00 (TRES MILLONES OCHOCIENTOS OCHENTA Y TRES MIL QUINIENTOS OCHENTA Y CINCO Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, en el presupuesto institucional del Instituto Nacional Penitenciario, para ﬁnanciar el producto 3000703 Personas con trastornos mentales judicializadas tratadas del Programa Presupuestal 0131: Control y Prevención en Salud Mental, atendidos a través de los Servicios de Salud Mental implementados en el Establecimiento Penitenciario Lurigancho, el Establecimiento Penitenciario del Callao y el Establecimiento Penitenciario Mujeres de Chorrillos.

c)	Hasta por la suma de S/ 3 796 821,00 (TRES MILLONES SETECIENTOS NOVENTA Y SEIS MIL OCHOCIENTOS VEINTIUNO Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, en el presupuesto institucional del Instituto Nacional Penitenciario, para ﬁnanciar el producto 3000703 Personas con trastornos mentales judicializadas tratadas del Programa Presupuestal 0131: Control y Prevención en Salud Mental para la ampliación de la oferta de servicios de salud mental comunitaria en el Establecimiento Penitenciario de Ica, el Establecimiento Penitenciario de Trujillo y el Establecimiento Penitenciario de Cusco. De los recursos a los que hace referencia el presente numeral, hasta la suma de S/ 1 176 363,00 (UN MILLÓN CIENTO SETENTA Y SEIS MIL TRESCIENTOS SESENTA Y TRES Y 00/100 SOLES), se destina para la contratación de personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057.

Para tal efecto, el Instituto Nacional Penitenciario remite mediante oﬁcio a la DGGFRH hasta el 15 de enero de 2024, el detalle de los puestos y montos correspondientes del personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 de las entidades involucradas en el presente artículo, para la creación de los registros en el AIRHSP hasta el 30 de enero de 2024.

d)	Hasta por la suma de S/ 70 752 575,00 (SETENTA MILLONES SETECIENTOS CINCUENTA Y DOS MIL QUINIENTOS SETENTA Y CINCO Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, en el presupuesto institucional del Ministerio de Salud y de los gobiernos regionales para garantizar en el marco del Programa Presupuestal 0131: Control y Prevención en Salud Mental, la continuidad de las acciones de la estrategia de intervención para atender las necesidades y demandas de salud mental de la población, que incluya la capacitación en salud mental a la comunidad organizada en zonas de riesgo identiﬁcadas, ocasionadas por el impacto de las precipitaciones pluviales intensas, inundaciones, deslizamientos, huaicos y/o por el paso del ciclón Yaku aprobadas con Decreto Supremo Nº 108-2023-EF. De los recursos a los que hace referencia el presente numeral, hasta la suma de S/ 61 221 818,00 (SESENTA Y UN MILLONES DOSCIENTOS VEINTIÚN MIL OCHOCIENTOS DIECIOCHO Y 00/100 SOLES), se destina a la continuidad de la contratación de personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057.

Para tal efecto, se autoriza a la DGGFRH, a prorrogar hasta el 31 de diciembre de 2024, la vigencia de los registros correspondientes a la modalidad del Régimen Laboral Especial del Decreto Legislativo Nº 1057 que se encuentren ocupados en el AIRHSP, al 31 de diciembre de 2023.

e)	Hasta por la suma de S/ 28 943 267,00 (VEINTIOCHO MILLONES NOVECIENTOS CUARENTA Y TRES MIL DOSCIENTOS SESENTA Y SIETE Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, en el presupuesto institucional del Ministerio de Salud y de los gobiernos regionales, para ﬁnanciar la ampliación de la oferta de servicios de salud mental comunitaria, estudios de riesgos psicológicos, sociales, tamizaje y atención rápida con Instituciones Prestadoras de Servicios de Salud (IPRESS), Centros de Salud Mental Comunitaria, Unidades de Hospitalización en Salud Mental y Adicciones y Hogares Protegidos en el marco del Programa Presupuestal 0131: Control y Prevención en Salud Mental. De los recursos a los que hace referencia el presente numeral, hasta la suma de S/ 17 340 610,00 (DIECISIETE MILLONES TRESCIENTOS CUARENTA MIL SEISCIENTOS DIEZ Y 00/100 SOLES), se destina a la continuidad de la contratación de personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057.

Para tal efecto, el Ministerio de Salud y los gobiernos regionales remiten mediante oﬁcio a la DGGFRH hasta el 12 de febrero de 2024, el detalle de los puestos y montos correspondientes del personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 de las entidades involucradas en el presente artículo, para la creación de los registros en el AIRHSP hasta el 26 de febrero de 2024.

46.3	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el referido artículo.

Artículo 47. Compra centralizada de productos farmacéuticos, dispositivos médicos y productos sanitarios a través del Centro Nacional de Abastecimiento de Recursos Estratégicos en Salud (CENARES) a favor de aﬁliados al Seguro Integral de Salud en el marco del aseguramiento universal en salud

47.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Salud, hasta por la suma de S/ 250 000 000,00 (DOSCIENTOS CINCUENTA MILLONES Y 00/100 SOLES), en la fuente de financiamiento Recursos Ordinarios, para que, a través del Centro Nacional de Abastecimiento de Recursos Estratégicos en Salud (CENARES), adquiera los productos farmacéuticos, dispositivos médicos y productos sanitarios, en beneficio de los afiliados al Seguro Integral de Salud.

47.2	Para tal efecto, mediante resolución ministerial del Ministerio de Salud, en coordinación con el Seguro Integral de Salud, se aprueba, hasta el 15 de enero de 2024, el proceso operativo de solicitud de estos productos por parte de los establecimientos de salud del Ministerio de Salud, sus organismos públicos adscritos y los establecimientos de salud de los gobiernos regionales, así como el uso de los recursos para la adquisición y distribución de estos. Dicha resolución ministerial debe contener un anexo con el detalle del monto disponible para cada pliego y unidad ejecutora para la realización de compras centralizadas a través del CENARES.

47.3	El CENARES mensualmente debe publicar en su sede digital los recursos disponibles para la realización de compras centralizadas y su posterior distribución.

47.4	El Seguro Integral de Salud, como parte del pago que efectúa a las unidades ejecutoras por las prestaciones otorgadas a sus asegurados, considera el gasto incurrido por el CENARES en las compras realizadas a favor de cada uno de los pliegos y unidades ejecutoras, según lo dispuesto en el presente artículo.

47.5	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, aﬁnes distintos los señalados en el referido artículo.

Artículo 48. Transferencia de recursos para la adquisición de productos farmacéuticos, dispositivos médicos y productos sanitarios, a través de la Organización Panamericana de la Salud (OPS/OMS), el Fondo de las Naciones Unidas para la Infancia (UNICEF) y del Fondo de Población de las Naciones Unidas (UNFPA)

48.1	Se autoriza, durante el Año Fiscal 2024, al Seguro Social de Salud (EsSalud), para efectuar adquisiciones a través de la Organización Panamericana de la Salud (OPS/OMS), el Fondo de las Naciones Unidas para la Infancia (UNICEF) y del Fondo de Población de las Naciones Unidas (UNFPA), de productos farmacéuticos, vacunas y dispositivos médicos deﬁnidos por resolución del titular de la entidad.

Para dicho efecto, el titular de la entidad suscribe convenios de cooperación técnica u otros de naturaleza análoga, incluidas sus adendas y/o ampliaciones, con los citados organismos cooperantes, previo informe técnico del EsSalud, que demuestre las ventajas de los mismos, en términos de eﬁciencia económica, así como las garantías de una entrega oportuna. Dicho informe debe contar con el informe favorable de la Oﬁcina de Planeamiento y Presupuesto, o la que haga sus veces, el cual demuestre la disponibilidad de recursos para su ﬁnanciamiento, así como con un informe legal de la Oﬁcina de Asesoría Jurídica o la que haga sus veces.

48.2	La adquisición de los recursos estratégicos de salud a través de organismos cooperantes que realice el Ministerio de Salud se regula por lo señalado en el artículo 7 del Decreto de Urgencia Nº 007-2019, Decreto de Urgencia que declara a los medicamentos, productos biológicos y dispositivos médicos como parte esencial del derecho a la salud y dispone medidas para garantizar su disponibilidad.

48.3	EsSalud queda autorizado para transferir ﬁnancieramente, a favor del organismo cooperante respectivo, con cargo a su presupuesto institucional, los recursos correspondientes para la ejecución de los convenios de cooperación técnica u otras de naturaleza análoga celebrados en el marco de lo establecido en la presente disposición. Dichas transferencias ﬁnancieras se autorizan mediante resolución del titular de la entidad y se publican en el diario oﬁcial El Peruano. Quedando prohibido, bajo responsabilidad, destinar los recursos autorizados por la presente disposición a ﬁnes distintos para los cuales son transferidos.

48.4	EsSalud, bajo la responsabilidad de su titular, debe proveer información a la Contraloría General de la República. La Contraloría General de la República efectúa control concurrente en las acciones de EsSalud orientadas a la celebración e implementación de los convenios u otros de naturaleza análoga celebrados en el marco de lo establecido en el presente artículo, de acuerdo a las disposiciones reglamentarias que para tal efecto emita dicho órgano superior de control. EsSalud informa trimestralmente a la Comisión de Presupuesto y Cuenta General de la República del Congreso de la República sobre el avance o ejecución de las compras autorizadas en la presente disposición.

Artículo 49. Continuidad de la implementación del operador logístico en beneﬁcio de los aﬁliados al Seguro Integral de Salud

49.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Salud, hasta por la suma de S/ 37 239 152,00 (TREINTA Y SIETE MILLONES DOSCIENTOS TREINTA Y NUEVE MIL CIENTO CINCUENTA Y DOS Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar la continuidad de la implementación del operador logístico que garantice la cadena de abastecimiento público de los productos farmacéuticos, dispositivos médicos, productos sanitarios y oxígeno, y otros recursos estratégicos en salud, en el marco del Decreto de Urgencia Nº 007-2019 y su Reglamento aprobado mediante Decreto Supremo Nº 026-2019-SA, en concordancia con el Decreto Legislativo Nº 1439, Decreto Legislativo del Sistema Nacional de Abastecimiento.

49.2	El CENARES publica, en su sede digital, la distribución mensual de los productos farmacéuticos, dispositivos médicos, productos sanitarios y otros relacionados a los equipos y complementos de la cadena de frío, lo que incluye los productos farmacéuticos, dispositivos médicos y productos sanitarios, adquiridos en beneﬁcio de los aﬁliados al Seguro Integral de Salud.

49.3	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, para ﬁnes distintos a los señalados en el referido artículo.

Artículo 50. Continuidad de políticas del Aseguramiento Universal en Salud

50.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Seguro Integral de Salud, hasta por la suma de S/ 579 033 893,00 (QUINIENTOS SETENTA Y NUEVE MILLONES TREINTA Y TRES MIL OCHOCIENTOS NOVENTA Y TRES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para que durante el Año Fiscal 2024, se ﬁnancie la continuidad de las políticas de Aseguramiento Universal en Salud dispuestas por los numerales 2.1 y 2.2 del artículo 2 y los numerales 3.1, 3.2, 3.3 y 3.7 del artículo 3 del Decreto de Urgencia Nº 046-2021, Decreto de Urgencia que dicta medidas extraordinarias y urgentes en materia económica y ﬁnanciera para fortalecer el aseguramiento universal en salud en el marco de la Emergencia Nacional por la COVID-19, modiﬁcado mediante Decreto de Urgencia Nº 078-2021, así como ﬁnanciar los gastos de viáticos y transporte del personal de las Instituciones Prestadoras de Servicios de Salud (IPRESS) Públicas que participen en la atención de salud de las poblaciones comprendidas en los ámbitos de intervención; para lo cual los numerales antes mencionados del referido Decreto de Urgencia mantienen su vigencia hasta el 31 de diciembre de 2024.

50.2	Con el ﬁn de contar con información actualizada a tiempo real del Registro Nacional de Identiﬁcación y Estado Civil (RENIEC), de la Superintendencia Nacional de Salud y del Seguro Integral de Salud para la implementación del numeral 50.1 del presente artículo, los numerales 2.6, 2.7, 2.8 del artículo 2 del Decreto de Urgencia Nº 046-2021, mantienen su vigencia hasta el 31 de diciembre de 2024.

50.3	El Seguro Integral de Salud, en el marco de lo establecido en el Decreto Supremo Nº 006-2020-SA, durante el Año Fiscal 2024, debe remitir mensualmente a la Dirección General de Presupuesto Público, las bases de datos de la información registrada de las prestaciones y transferencias realizadas en los aplicativos informáticos utilizados para tales ﬁnes, con la ﬁnalidad de reforzar las evaluaciones relacionadas a mejorar la calidad del gasto público y contribuir a un ﬁnanciamiento sostenible de las medidas para la Cobertura Universal de la Salud.

50.4	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el referido artículo.

Artículo 51. Autorización al Ministerio de Salud para aprobar una transferencia ﬁnanciera para la realización de un Estudio Actuarial

51.1	Se autoriza al Ministerio de Salud, durante el Año Fiscal 2024, para aprobar una transferencia ﬁnanciera a favor de la Organización Internacional del Trabajo (OIT) y celebrar un convenio de cooperación de naturaleza interinstitucional para la realización de un Estudio Actuarial que permita estimar el porcentaje del crédito de la seguridad social para ﬁnanciar el Plan Esencial de Aseguramiento en Salud (PEAS) por parte de las Entidades Prestadoras de Salud (EPS) para el periodo 2024 al 2030 en el marco de lo establecido en la Ley Nº 26790, Ley de Modernización de la Seguridad Social en Salud.

51.2	La transferencia ﬁnanciera autorizada en el numeral precedente se aprueba mediante resolución del titular del pliego Ministerio de Salud, previo informe favorable de la oﬁcina de presupuesto o la que haga sus veces en dicho pliego. La resolución del titular del pliego se publica en el diario oﬁcial El Peruano.

51.3	Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su transferencia conforme al presente artículo.

51.4	Los saldos no utilizados de los recursos transferidos por el Ministerio de Salud con cargo a su presupuesto institucional a favor de la Organización Internacional del Trabajo (OIT), en el marco de lo establecido en los numerales 51.1 y 51.2, deben ser devueltos una vez culminada la ejecución objeto del convenio de cooperación, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

Artículo 52. Financiamiento de servicios de mantenimiento preventivo y correctivo de plantas generadoras de oxígeno medicinal

52.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos, hasta por la suma total de S/ 21 274 230,00 (VEINTIÚN MILLONES DOSCIENTOS SETENTA Y CUATRO MIL DOSCIENTOS TREINTA Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los gobiernos regionales, destinados, exclusivamente, al ﬁnanciamiento de servicios de mantenimiento preventivo y correctivo de plantas generadoras de oxígeno medicinal.

52.2	Los gobiernos regionales que cuenten con recursos asignados en el marco del presente artículo, emiten un informe técnico sobre el cumplimiento y avance físico y ﬁnanciero de la ejecución de dichos recursos, así como de la calidad del servicio brindado y la evaluación del mismo. Este informe se remite trimestralmente al Ministerio de Salud, y a la Contraloría General de la República, y se publica en la sede digital del Ministerio de Salud.

52.3	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

Artículo 53. Financiamiento del nombramiento del personal de la salud contratado e identiﬁcado al 31 de julio de 2022, bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057

53.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 136 166 499,00 (CIENTO TREINTA Y SEIS MILLONES CIENTO SESENTA Y SEIS MIL CUATROCIENTOS NOVENTA Y NUEVE Y 00/100 SOLES) en el pliego Ministerio de Salud para ﬁnanciar la sostenibilidad del nombramiento del personal efectuado en el año 2023 en el marco de lo autorizado en el numeral 1 de la Sexagésima Novena Disposición Complementaria Final de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023; así como para el nombramiento autorizado en el literal ñ) del numeral 8.1 del artículo 8 de la presente ley.

53.2	Para ﬁnes de lo dispuesto en el numeral precedente, el Ministerio de Salud queda exceptuado de lo dispuesto en el numeral 9.1 del artículo 9 de la presente ley para realizar modiﬁcaciones presupuestarias en el nivel funcional programático para el ﬁnanciamiento de las cargas sociales respectivas, las que deben realizarse hasta el 31 de mayo de 2024.

53.3	Para los ﬁnes establecidos en el numeral 53.1, se autoriza al Ministerio de Salud, en el Año Fiscal 2024, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al tesoro público, para efectuar modiﬁcaciones presupuestarias en el nivel institucional a favor de los organismos públicos del Ministerio de Salud y de las Unidades Ejecutoras de Salud de los gobiernos regionales, las que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Salud, a propuesta de este último, el cual se publica hasta el 8 de julio de 2024. Las propuestas de decreto supremo se remiten al Ministerio de Economía y Finanzas hasta el 10 de junio de 2024.

53.4	Se dispone que la Dirección General de Gestión Fiscal de los Recursos Humanos elimine de oﬁcio en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) los registros y/o puestos del personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 cuando el personal se registre como nombrado en el marco del presente artículo.

53.5	De existir recursos no ejecutados correspondiente a los créditos presupuestarios asignados en el presupuesto institucional del Ministerio de Salud a los que se reﬁere el numeral 53.2, se autoriza al Ministerio de Economía y Finanzas a realizar modiﬁcaciones presupuestarias en el nivel institucional, con cargo a los recursos del presupuesto institucional del Ministerio de Salud, a favor de la Reserva de Contingencia a la que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

53.6	Los recursos autorizados en el presente artículo, no pueden ser destinados, bajo responsabilidad, a ﬁnes distintos para los cuales son asignados.

Artículo 54. Fortalecimiento de las acciones para la prevención y control del cáncer del Sistema de Salud Público

54.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 456 216 718,00 (CUATROCIENTOS CINCUENTA Y SEIS MILLONES DOSCIENTOS DIECISEIS MIL SETECIENTOS DIECIOCHO Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, en el Ministerio de Salud, en el Instituto Nacional de Enfermedades Neoplásicas, en el Instituto Nacional de Salud y en los gobiernos regionales, para ﬁnanciar el fortalecimiento de acciones para prevención y control del cáncer, en el marco de la Ley Nº 31336, Ley Nacional de Cáncer, conforme a lo siguiente:

a)	Hasta por la suma S/ 66 210 421,00 (SESENTA Y SEIS MILLONES DOSCIENTOS DIEZ MIL CUATROCIENTOS VEINTIUNO Y 00/100 SOLES), para ﬁnanciar la contratación de profesionales, técnicos y asistenciales de la salud y personal administrativo para la prevención y control de cáncer bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057, de los cuales hasta por la suma de S/ 12 096 165,00 (DOCE MILLONES NOVENTA Y SEIS MIL CIENTO SESENTA Y CINCO Y 00/100 SOLES) han sido asignados al Ministerio de Salud y hasta por la suma de S/ 54 114 256,00 (CINCUENTA Y CUATRO MILLONES CIENTO CATORCE MIL DOSCIENTOS CINCUENTA Y SEIS Y 00/100 SOLES) han sido asignados a los gobiernos regionales.

Para tal efecto, el Ministerio de Salud remite mediante oﬁcio a la DGGFRH hasta el 20 de diciembre 2023, el detalle de los puestos y montos correspondientes del personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 de las entidades involucradas en el presente artículo, para la creación de los registros en el AIRHSP hasta el 05 de enero de 2024.

b)	Hasta por la suma de S/ 674 400,00 (SEISCIENTOS SETENTA Y CUATRO MIL CUATROCIENTOS Y 00/100 SOLES) han sido asignados al Ministerio de Salud, para ﬁnanciar el fortalecimiento de las brigadas móviles para el monitoreo y supervisión de las actividades relacionadas al Programa Presupuestal 0024 “Prevención y Control del Cáncer”.

c)	Hasta por la suma de S/ 121 266 000,00 (CIENTO VEINTIÚN MILLONES DOSCIENTOS SESENTA Y SEIS MIL Y 00/100 SOLES), han sido asignados al Ministerio de Salud, para ﬁnanciar la continuidad de la compra centralizada autorizada en el literal b) del numeral 37.1 del artículo 37 de la Ley Nº 31638, así como la adquisición de nuevo equipamiento médico y biomédico para el fortalecimiento de la atención integral del cáncer en los 3 niveles de atención a nivel nacional.

Para tal efecto, la Unidad Ejecutora 001. Administración Central - MINSA del Ministerio de Salud queda autorizada a realizar la compra centralizada a nivel nacional y distribución de equipamiento biomédico priorizado.

d)	Hasta por la suma de S/ 614 150,00 (SEISCIENTOS CATORCE MIL CIENTO CINCUENTA Y 00/100 SOLES), han sido asignados al Ministerio de Salud, para el ﬁnanciamiento del servicio de mantenimiento preventivo de equipamiento médico y biomédico de las Instituciones Prestadoras de Servicios de Salud (IPRESS) públicas que brindan atención integral del cáncer.

e)	Hasta por la suma de S/ 231 235 029, 00 (DOSCIENTOS TREINTA Y UN MILLONES DOSCIENTOS TREINTA Y CINCO MIL VEINTINUEVE Y 00/100 SOLES), han sido asignados al Ministerio de Salud, a través del Centro Nacional de Abastecimiento de Recursos Estratégicos en Salud (CENARES), para ﬁnanciar la compra centralizada de los recursos estratégicos en salud para la prevención y control del cáncer.

f)	Hasta por la suma de S/ 4 898 228,00 (CUATRO MILLONES OCHOCIENTOS NOVENTA Y OCHO MIL DOSCIENTOS VEINTIOCHO Y 00/100 SOLES), han sido asignados al Instituto Nacional de Salud, para ﬁnanciar la implementación de la Evaluación de Tecnologías Sanitarias y Guías de Práctica Clínica Informadas en Evidencias.

g)	Hasta por la suma de S/ 15 000 000,00 (QUINCE MILLONES Y 00/100 SOLES), han sido asignados al Instituto Nacional de Enfermedades Neoplásicas (INEN), para ﬁnanciar la adquisición de equipos biomédicos priorizados para la prevención y control del cáncer.

h)	Hasta por la suma de S/ 4 945 960,00 (CUATRO MILLONES NOVECIENTOS CUARENTA Y CINCO MIL NOVECIENTOS SESENTA Y 00/100 SOLES), han sido asignados al Instituto Nacional de Enfermedades Neoplásicas (INEN), para ﬁnanciar la continuidad de la implementación de la Red Oncológica Nacional, del Registro Nacional del Cáncer, de la Red Nacional del Banco de Tumores, y el fortalecimiento de la Evaluación de Tecnologías Sanitarias.

i)	Hasta por la suma de S/ 11 372 530,00 (ONCE MILLONES TRESCIENTOS SETENTA Y DOS MIL QUINIENTOS TREINTA Y 00/100 SOLES), para ﬁnanciar el cierre de brechas de las intervenciones de vacunación contra el Virus del Papiloma Humano a nivel nacional, de los cuales hasta por la suma de S/ 2 676 559,00 (DOS MILLONES SEISCIENTOS SETENTA Y SEIS MIL QUINIENTOS CINCUENTA Y NUEVE Y 00/100 SOLES) han sido asignados al Ministerio de Salud y hasta por la suma de S/ 8 695 971,00 (OCHO MILLONES SEISCIENTOS NOVENTA Y CINCO MIL NOVECIENTOS SETENTA Y UNO Y 00/100 SOLES) han sido asignados a los gobiernos regionales.

54.2	Para los ﬁnes establecidos en el literal i) del numeral precedente, el Ministerio de Salud aprueba, mediante Resolución Ministerial, el Documento Técnico: “Plan Nacional de vacunación contra el virus del papiloma humano para el Año Fiscal 2024”, el cual se publica en la sede digital del referido Ministerio hasta el 31 de enero de 2024. La ejecución de los recursos asignados en el literal i) del numeral precedente se sujetan estrictamente a lo establecido en el Plan aprobado por el Ministerio de Salud.

El Ministerio de Salud es responsable de efectuar el monitoreo y seguimiento periódico de la ejecución de los recursos transferidos para el cumplimiento del plan previamente señalado. Asimismo, los gobiernos regionales deben informar al Ministerio de Salud los resultados de la implementación de dicho plan y deben publicar en sus sedes digitales un informe trimestral con dichos resultados.

54.3	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos para los cuales son asignados o transferidos.

Artículo 55. Financiamiento de acciones vinculadas a la atención de las personas afectadas por la contaminación por metales pesados

55.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 17 452 207,00 (DIECISIETE MILLONES CUATROCIENTOS CINCUENTA Y DOS MIL DOSCIENTOS SIETE Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, en el marco del Programa Presupuestal 0018: Enfermedades no transmisibles, en el Producto 3043997 Tamizaje y tratamiento de pacientes afectados por metales pesados, de los cuales hasta por la suma de S/ 5 783 749,00 (CINCO MILLONES SETECIENTOS OCHENTA Y TRES MIL SETECIENTOS CUARENTA Y NUEVE Y 00/100 SOLES) ha sido asignada en el presupuesto institucional del Ministerio de Salud, y hasta por la suma de S/ 11 668 458,00 (ONCE MILLONES SEISCIENTOS SESENTA Y OCHO MIL CUATROCIENTOS CINCUENTA Y OCHO Y 00/100 SOLES) ha sido asignada en el presupuesto institucional de los gobiernos regionales, para el ﬁnanciamiento del cierre de brechas en la atención de salud de la población expuesta a metales pesados.

55.2	Los recursos a los que se reﬁeren el numeral precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos para los cuales son asignados.

Artículo 56. Financiamiento de acciones vinculadas a la atención de las personas afectadas de Tuberculosis y VIH

56.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 45 442 590,00 (CUARENTA Y CINCO MILLONES CUATROCIENTOS CUARENTA Y DOS MIL QUINIENTOS NOVENTA Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, en el marco del Programa Presupuestal 0016: TBC-VIH/SIDA, en el Producto 3000672: Persona que accede al establecimiento de salud y recibe tratamiento oportuno para tuberculosis y sus complicaciones, de los cuales hasta por la suma de S/ 18 672 990,00 (DIECIOCHO MILLONES SEISCIENTOS SETENTA Y DOS MIL NOVECIENTOS NOVENTA Y 00/100 SOLES) ha sido asignada en el presupuesto institucional del Ministerio de Salud, y hasta por la suma de S/ 26 769 600,00 (VEINTISEIS MILLONES SETECIENTOS SESENTA Y NUEVE MIL SEISCIENTOS Y 00/100 SOLES) ha sido asignada en el presupuesto institucional de los gobiernos regionales.

56.2	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 73 293 407, 00 (SETENTA Y TRES MILLONES DOSCIENTOS NOVENTA Y TRES MIL CUATROCIENTOS SIETE Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, en el marco del Programa Presupuestal 0016: TBC-VIH/SIDA, en el Producto 3043969: Personas diagnosticadas con VIH/SIDA que acuden a los servicios y reciben atención integral, de los cuales hasta por la suma de S/ 59 073 388,00 (CINCUENTA Y NUEVE MILLONES SETENTA Y TRES MIL TRESCIENTOS OCHENTA Y OCHO Y 00/100 SOLES) ha sido asignada en el presupuesto institucional del Ministerio de Salud, y hasta por la suma de S/ 14 220 019,00 (CATORCE MILLONES DOSCIENTOS VEINTE MIL DIECINUEVE Y 00/100 SOLES) ha sido asignada en el presupuesto institucional de los gobiernos regionales.

56.3	Los recursos a los que se reﬁeren los numerales precedentes no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos para los cuales son asignados.

Artículo 57. Acciones de los gobiernos locales para promover la adecuada alimentación, la prevención y reducción de la anemia

57.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Salud y en los gobiernos locales, hasta por la suma de S/ 125 613 800,00 (CIENTO VEINTICINCO MILLONES SEISCIENTOS TRECE MIL OCHOCIENTOS Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para la organización y desarrollo del servicio de visitas domiciliarias con la ﬁnalidad de lograr adherencia en el uso y consumo oportuno del suplemento de hierro para la prevención de la anemia, conforme al siguiente detalle:

a)	Hasta por la suma de S/ 77 199 461,00 (SETENTA Y SIETE MILLONES CIENTO NOVENTA Y NUEVE MIL CUATROCIENTOS SESENTA Y UNO Y 00/100 SOLES), en la Actividad 5005983: Acciones de los municipios que promueven el cuidado infantil y la adecuada alimentación del Programa Presupuestal 1001 Productos Especíﬁcos para el Desarrollo Infantil Temprano y hasta por la suma de S/ 44 658 409,00 (CUARENTA Y CUATRO MILLONES SEISCIENTOS CINCUENTA Y OCHO MIL CUATROCIENTOS NUEVE Y 00/100 SOLES) en la Actividad 5005986: Acciones de municipios que promueven la salud sexual y reproductiva con énfasis en maternidad saludable del Programa Presupuestal 002 Salud Materno Neonatal, en el presupuesto institucional de los gobiernos locales, para el ﬁnanciamiento del desarrollo del servicio de visitas domiciliarias en sus jurisdicciones, según corresponda, a familias con niños y niñas entre tres (03) y doce (12) meses de edad y madres gestantes.

b)	Hasta por la suma de S/ 3 755 930,00 (TRES MILLONES SETECIENTOS CINCUENTA Y CINCO MIL NOVECIENTOS TREINTA Y 00/100 SOLES), en el presupuesto institucional del Ministerio de Salud para ﬁnanciar la organización y monitoreo del servicio de visitas domiciliarias antes mencionado.

57.2	Para dicho propósito, el Ministerio de Salud, mediante Resolución Ministerial, actualiza los modelos operacionales del Programa Presupuestal 002 Salud Materno Neonatal y normas técnicas vinculadas a la atención de la gestante, así como, mediante Resolución Ministerial, aprueba la norma técnica de Clampaje tardío del cordón umbilical en la atención del parto; ambas resoluciones ministeriales se aprueban hasta el 30 de abril de 2024. Además, el Ministerio de Salud, hasta el 30 de abril de 2024, crea el Padrón Nominal Distrital de Gestantes y realiza una evaluación sobre la adherencia al consumo del sulfato ferroso.

57.3	Para dicho propósito, el Ministerio de Salud, a nivel de Lima Metropolitana, y los gobiernos regionales que correspondan, en el resto del país: i) Garantizan el dosaje de hemoglobina para niñas, niños y gestantes; ii) Garantizan la entrega oportuna de suplementos de hierro a niñas y niños a partir de los cuatro (04) meses de edad y gestantes en los establecimientos de salud; iii) Priorizan la atención de las referencias comunitarias realizadas por el actor social para niñas, niños y gestantes; y, iv) Brindan facilidades para el ingreso del personal del Registro Nacional de Identiﬁcación y Estado Civil (RENIEC) a las salas de maternidad para iniciar el trámite del DNI de la niña o niño recién nacido. Asimismo, el Ministerio de Salud asegura la actualización y mejora continua de las aplicaciones informáticas de visita domiciliaria por actor social y su interoperabilidad con otros sistemas de atención de salud.

57.4	Con el ﬁn de asegurar el monitoreo continuo de la implementación de las acciones para el seguimiento de indicadores asociados al cumplimiento de metas de las herramientas de incentivos vinculadas a los Programas Presupuestales, el Ministerio de Salud (MINSA) remite trimestralmente los reportes de datos anonimizados que requiera el Ministerio de Economía y Finanzas, las cuales se deben encontrar actualizadas a la fecha de envío y de conformidad con lo señalado en la Ley Nº 29733, Ley de Protección de Datos Personales y sus normas complementarias.

57.5	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el referido artículo.

Artículo 58. Financiamiento de acciones vinculadas al fortalecimiento de los servicios de salud con enfoque intercultural en el ámbito de los pueblos indígenas u originarios en once (11) regiones priorizadas

58.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Salud hasta por la suma de S/ 9 357 060,00 (NUEVE MILLONES TRESCIENTOS CINCUENTA Y SIETE MIL SESENTA Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, de los cuales hasta por la suma de S/ 1 732 500,00 (UN MILLÓN SETECIENTOS TREINTA Y DOS MIL QUINIENTOS Y 00/100 SOLES) han sido asignados en el presupuesto institucional del Ministerio de Salud, y hasta por la suma de S/ 7 624 560,00 (SIETE MILLONES SEISCIENTOS VEINTICUATRO MIL QUINIENTOS SESENTA Y 00/100 SOLES) han sido asignados en el presupuesto institucional de los gobiernos regionales, para ﬁnanciar las acciones vinculadas al fortalecimiento de los servicios de salud con enfoque intercultural en el ámbito de los pueblos indígenas u originarios en once (11) regiones priorizadas.

58.2	El Ministerio de Salud debe aprobar, mediante Resolución Ministerial, el Documento Técnico: “Plan de Salud Integral y el Fortalecimiento de Servicios de Salud con Enfoque Intercultural en Ámbito de los Pueblos indígenas u originarios para el año 2024”, el cual se publica en la sede digital del referido Ministerio hasta el 03 de enero de 2024. La ejecución de los recursos asignados en el numeral 58.1 del presente artículo se sujetan estrictamente a lo establecido en el Plan aprobado por el Ministerio de Salud.

58.3	El Ministerio de Salud es responsable de efectuar el monitoreo y seguimiento periódico de la ejecución de los recursos transferidos para el cumplimiento del Plan previamente señalado. Asimismo, los gobiernos regionales deben informar al Ministerio de Salud los resultados de la implementación del mencionado Plan y publican en sus sedes digitales un informe trimestral con dichos resultados.

58.4	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos para los cuales son asignados.

Artículo 59. Fortalecimiento de la formación de médicos especialistas

59.1	Se dispone que, en el Ministerio de Salud, para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 15 800 650,00 (QUINCE MILLONES OCHOCIENTOS MIL SEISCIENTOS CINCUENTA Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar nuevas plazas para residencia médica.

59.2	La distribución de plazas para residencia se aprueba mediante resolución ministerial del Ministerio de Salud, con opinión favorable del Ministerio de Economía y Finanzas, el mismo que se publica hasta el 31 de enero de 2024, dando prioridad a las especialidades médicas que presenten un mayor déﬁcit para el cierre de brechas de demanda por personal de salud. La solicitud de opinión favorable en atención a lo regulado en el presente artículo solo puede ser presentada al Ministerio de Economía y Finanzas hasta el 10 de enero de 2024.

59.3	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, para ﬁnes distintos a los señalados en el referido artículo.

Artículo 60. Financiamiento de servicios de mantenimiento preventivo y correctivo de KITs UCI a nivel nacional

60.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos, hasta por la suma total de S/ 3 000 000,00 (TRES MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor del Ministerio de Salud, destinados, exclusivamente, para ﬁnanciar las contrataciones de los servicios de mantenimiento preventivo y correctivo de KIT UCI a nivel nacional.

60.2	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el referido artículo.

Artículo 61. Implementación de acciones para la atención y prevención del dengue

61.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 107 585 222,00 (CIENTO SIETE MILLONES QUINIENTOS OCHENTA Y CINCO MIL DOSCIENTOS VEINTIDOS Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, en el marco del Programa Presupuestal 0017: Enfermedades metaxénicas y zoonosis, de los cuales hasta por la suma de S/ 16 220 396,00 (DIECISEIS MILLONES DOSCIENTOS VEINTE MIL TRESCIENTOS NOVENTA Y SEIS Y 00/100 SOLES) ha sido asignada en el presupuesto institucional del Ministerio de Salud, y hasta por la suma de S/ 91 364 826,00 (NOVENTA Y UN MILLONES TRESCIENTOS SESENTA Y CUATRO MIL OCHOCIENTOS VEINTISEIS Y 00/100 SOLES) ha sido asignada en el presupuesto institucional de los gobiernos regionales, para el ﬁnanciamiento de la implementación de acciones para la atención y prevención del dengue a nivel nacional.

61.2	Los recursos a los que se reﬁere el presente artículo no pueden ser destinado bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el referido artículo.

Artículo 62. Financiamiento para la Implementación del Modelo de Acreditación de Asegurados en el Sistema de Salud

62.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Superintendencia Nacional de Salud, hasta por la suma de S/ 3 152 130,00 (TRES MILLONES CIENTO CINCUENTA Y DOS MIL CIENTO TREINTA Y 00/100 SOLES), para ser destinados a la Continuidad en la Implementación del Modelo de Acreditación de Asegurados en el Sistema de Salud, en el marco de lo establecido mediante Ley Nº 29344, Ley Marco de Aseguramiento Universal en Salud y Resolución de Superintendencia Nº 121-2019-SUSALUD/S, que aprueba las “Disposiciones del Modelo de Transacción Electrónica del Proceso de Acreditación de Asegurados en el Aseguramiento Universal en Salud - Modelo SITEDS”.

62.2	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el referido artículo.

Artículo 63. Modiﬁcaciones presupuestarias con cargo a los recursos asignados para la implementación de las negociaciones colectivas en el Nivel Descentralizado Sectorial de Salud

63.1	Se autoriza al Ministerio de Salud, con cargo a los recursos de su presupuesto institucional asignado a la especíﬁca del gasto 2.5.6 1.1 2 “Gastos por implementación de la negociación colectiva - Nivel descentralizado en el ámbito sectorial”, a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático, y en los casos que corresponda, en el nivel institucional a favor del Instituto Nacional de Salud, del Seguro Integral de Salud, del Instituto Nacional de Enfermedades Neoplásicas, de la Superintendencia Nacional de Salud, del Ministerio de Defensa, del Ministerio del Interior, del Ministerio Público, del Ministerio de Educación, del Instituto Nacional Penitenciario y de los gobiernos regionales. Las modiﬁcaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro del Sector correspondiente, a solicitud de este último, el cual se publica hasta el 10 de marzo de 2024.

63.2	La propuesta de decreto supremo al que hace referencia el numeral precedente, se presenta al Ministerio de Economía y Finanzas hasta el 29 de febrero de 2024.

63.3	Para la aplicación de lo establecido en el presente artículo, en los casos que corresponda, se exceptúa al Ministerio de Salud y a los organismos públicos que se encuentran bajo su rectoría y a los gobiernos regionales, de lo dispuesto en el artículo 6, el numeral 9.1 del artículo 9 y el numeral 29.1 del artículo 29 de la presente ley.

CAPÍTULO VII

DISPOSICIONES ESPECIALES EN MATERIA DE ATENCIÓN DE DESASTRES Y RECONSTRUCCIÓN

Artículo 64. Autorización para efectuar modiﬁcaciones presupuestarias para la preparación ante el peligro inminente y la atención de desastres e información sobre bienes de ayuda humanitaria

64.1	Se autoriza, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, para efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a los recursos de su presupuesto institucional por las fuentes de ﬁnanciamiento Recursos Ordinarios, Recursos Determinados en el rubro canon y sobrecanon, regalías, rentas de aduanas y participaciones, en el rubro Fondo de Compensación Regional (FONCOR), en los rubros Fondo de Compensación Municipal (FONCOMUN), e Impuestos Municipales, y Recursos Directamente Recaudados, así como para incorporar los saldos de balance provenientes del canon y sobrecanon, regalías, rentas de aduanas y participaciones, FONCOR, FONCOMUN e Impuestos Municipales, a ﬁn de ﬁnanciar intervenciones ante el peligro inminente o la atención oportuna e inmediata y/o la rehabilitación en las zonas en desastre producto del impacto de peligros generados por fenómenos de origen natural o inducidos por acción humana, de los niveles 4 y 5 a los que se reﬁere el artículo 43 del Reglamento de la Ley Nº 29664, Ley que crea el Sistema Nacional de Gestión del Riesgo de Desastres (SINAGERD), aprobado por Decreto Supremo Nº 048-2011-PCM, y que cuenten con declaratoria de estado de emergencia por desastre o peligro inminente por la autoridad competente.

Dichas modiﬁcaciones presupuestarias ﬁnancian intervenciones de la tipología A.3 Tipología de Actividades de Emergencia aprobada en el Decreto Supremo Nº 132-2017-EF y modiﬁcatorias, y se ejecutan en el Programa Presupuestal 068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres.

64.2	Para los ﬁnes señalados en el numeral precedente, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales quedan exceptuados de lo establecido en el artículo 11 y en el inciso i) del numeral 34.2 del artículo 34 de la presente ley, así como en los incisos 3 y 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

64.3	Dentro de los quince (15) días calendario siguientes de terminado cada trimestre de 2024, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales deben remitir al Instituto Nacional de Defensa Civil (INDECI) un informe sobre las acciones realizadas y resultados obtenidos en el marco de lo establecido en los numerales precedentes, de acuerdo a los lineamientos que para dicho efecto establezca el INDECI. Dicha entidad elabora un informe consolidado que contenga los resultados obtenidos por la aplicación de esta disposición, el mismo que debe publicar en su sede digital.

64.4	En virtud a las asignaciones de recursos otorgados a los gobiernos regionales en el Programa Presupuestal 068 “Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres” en la actividad presupuestal 5005611. Administración y almacenamiento de kits para la asistencia frente a emergencias y desastres, los gobiernos regionales deben remitir al INDECI, dentro de los quince (15) días calendarios siguientes de terminado cada semestre del Año Fiscal 2024, un informe que incluya las adquisiciones de bienes de ayuda humanitaria efectuadas con los recursos asignados en la Sub Genérica de Gastos 2.2.2 “Prestaciones y asistencia social”, en el Programa Presupuestal 0068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres, así como el stock de bienes de ayuda humanitaria con que cuentan en sus almacenes, la distribución y atención en marco de las emergencias registradas en el SINPAD, entre otras acciones relacionadas, de acuerdo con los lineamientos que para tal efecto emita el INDECI. Teniendo en cuenta estos informes, el INDECI elabora un informe consolidado que contenga el estado situacional de los almacenes, el mismo que debe publicar en su sede digital.

64.5	Es responsabilidad del titular de la entidad la ejecución de las actividades en el marco del numeral 64.1 del presente artículo. Dichas actividades se deben ejecutar tomando en cuenta la información recogida en las tres etapas del EDAN PERU (Edan Preliminar) o Ficha para el registro de información sobre peligro inminente según corresponda y debe estar registrada en el Sistema de Información Nacional para la Respuesta y Rehabilitación (SINPAD).

64.6	Las acciones que se ejecutan con cargo a los recursos autorizados en el presente artículo se sujetan al Sistema Nacional de Control.

Artículo 65. Recursos para contribuir a la reducción del riesgo de desastres

65.1	Se autoriza, en forma excepcional, en el Año Fiscal 2024, a los gobiernos regionales y a los gobiernos locales, para utilizar hasta el veinte por ciento (20%) de los recursos provenientes del canon, sobrecanon y regalía minera, y hasta el veinte por ciento (20%) de los recursos efectivamente transferidos por concepto del Fondo de Compensación Regional (FONCOR), así como para incorporar los saldos de balance generados por dicho Fondo, para ser destinado al ﬁnanciamiento de las siguientes actividades: i) la limpieza y/o descolmatación del cauce de ríos y quebradas, canales y drenes; ii) la protección de márgenes de ríos y quebradas con rocas al volteo; iii) la monumentación y control de la faja marginal; iv) revegetación y mantenimiento de especies nativas; v) tratamiento de cabeceras de cuencas en Gestión de Riesgo de Desastres; vi) diques para el control de cárcavas; y, vii) las actividades comprendidas en el Plan de Prevención y Reducción del Riesgo de Desastres aprobado por la instancia correspondiente, el cual debe contar con la opinión técnica favorable del Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED) y publicarse en el Sistema de Información para la Gestión del Riesgo de Desastres (SIGRID). Dichas actividades se ejecutan en los puntos críticos identiﬁcados y/o ámbitos geográﬁcos determinados con niveles de peligro y/o riesgo de nivel alto y muy alto ante inundaciones, deslizamientos de tierras, ﬂujo de detritos (huaycos), sismos, bajas temperaturas sequías e incendios forestales, identiﬁcados por la Autoridad Nacional del Agua (ANA), el Instituto Nacional de Investigación en Glaciares y Ecosistemas de Montaña (INAIGEM), el Instituto Geológico, Minero y Metalúrgico (INGEMMET), el Instituto Geofísico del Perú (IGP), el Servicio Nacional de Meteorología e Hidrología del Perú (SENAMHI), la Comisión Nacional de Investigación y Desarrollo Aeroespacial (CONIDA) del pliego Ministerio de Defensa, y el Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED), según corresponda. Esta autorización no alcanza a los gobiernos regionales y a los gobiernos locales si las actividades a las que se reﬁere el presente artículo se encuentran consideradas en el Plan Integral para la Reconstrucción con Cambios y/o hayan recibido ﬁnanciamiento con cargo a los recursos del Fondo para intervenciones ante la Ocurrencia de Desastres Naturales (FONDES) y/o hayan recibido ﬁnanciamiento en el marco de las declaratorias de Estado de Emergencia por peligro inminente ante la ocurrencia del Fenómeno El Niño 2023-2024, para las mismas actividades. Los recursos autorizados por el presente artículo se ejecutan en el Programa Presupuestal 068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres.

Para tal efecto, las entidades quedan exoneradas de lo dispuesto en el artículo 11 y en el inciso i) del numeral 34.2 del artículo 34 de la presente ley, así como en los incisos 3 y 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

65.2	Dentro de los quince (15) días calendario siguientes de terminado cada semestre de 2024, los gobiernos regionales y los gobiernos locales deben remitir al Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED), un informe sobre las acciones realizadas en ámbitos georreferenciados, así como los resultados obtenidos en el marco del presente artículo para su consolidación respectiva, registro en la plataforma del Sistema de Información para la Gestión del Riesgo de Desastres (SIGRID), y publicación en su sede digital.

Artículo 66. Recursos para ﬁnanciar estudios e investigaciones para la prevención del riesgo de desastres

66.1	Se autoriza, durante el Año Fiscal 2024, a los gobiernos regionales, gobiernos locales y universidades públicas, para realizar transferencias ﬁnancieras a favor del Instituto Geofísico del Perú (IGP), del Servicio Nacional de Meteorología e Hidrología del Perú (SENAMHI), del Instituto Nacional de Investigación en Glaciares y Ecosistemas de Montaña (INAIGEM), del Instituto Geológico, Minero y Metalúrgico (INGEMMET), Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED), de la Comisión Nacional de Investigación y Desarrollo Aeroespacial (CONIDA) del pliego Ministerio de Defensa y del Instituto Geográﬁco Nacional (IGN), con cargo a los recursos de su presupuesto institucional por las fuentes de ﬁnanciamiento Recursos Ordinarios, Recursos Determinados en el rubro canon y sobrecanon, regalías, rentas de aduanas y participaciones, y Recursos Directamente Recaudados, para ﬁnanciar la elaboración de estudios y proyectos de investigación en campos relacionados a peligros generados por fenómenos de origen natural e inducidos por la acción humana, comportamiento de los glaciares y ecosistemas de montaña, análisis de vulnerabilidad y riesgo, así como medidas de prevención y reducción del riesgo de desastres, así como para la implementación de sistemas de observación y alerta temprana; en relación con sus circunscripciones territoriales.

Todos los estudios e investigaciones que sean desarrollados en el marco del párrafo precedente deben ser remitidos al Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED) para su registro y visualización respectiva en la plataforma del Sistema de Información para la Gestión del Riesgo de Desastres (SIGRID) y publicación en la sede digital del Consejo Nacional de Ciencia, Tecnología e Innovación Tecnológica - CONCYTEC y demás entidades competentes.

Los recursos autorizados por el presente artículo se ejecutan en el Programa Presupuestal 0068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres.

66.2	Las referidas transferencias ﬁnancieras se aprueban, en el caso de las universidades públicas, mediante resolución del titular y, para el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente. La resolución del titular y el acuerdo del Consejo Regional se publican en el diario oﬁcial El Peruano, y el acuerdo del Concejo Municipal se publica en su sede digital.

66.3	Las transferencias ﬁnancieras autorizadas por el presente artículo se aprueban previa suscripción de convenio, requiriéndose el informe favorable previo de la oﬁcina de presupuesto, o la que haga sus veces, del pliego que transﬁere el recurso. Cada pliego presupuestario que efectúa las transferencias ﬁnancieras es responsable de la veriﬁcación, seguimiento, lo que incluye el monitoreo ﬁnanciero de los recursos transferidos, y del cumplimiento de las acciones contenidas en el convenio, para lo cual realiza el monitoreo correspondiente.

66.4	La autorización otorgada en el presente artículo se ﬁnancia con cargo al presupuesto institucional de las universidades públicas, gobiernos regionales y gobiernos locales, según corresponda, sin demandar recursos adicionales al tesoro público.

66.5	Dentro de los quince (15) días calendario siguientes de terminado cada semestre de 2024, el IGP, el SENAMHI, el INAIGEM, el INGEMMET, el CENEPRED, la CONIDA y el IGN elaboran un informe sobre las acciones realizadas y los resultados obtenidos por la aplicación del presente artículo, el mismo que debe publicarse en sus respectivas sedes digitales.

Artículo 67. Transferencia ﬁnanciera a favor del Instituto Geográﬁco Nacional (IGN) para ﬁnanciar la elaboración de cartografía de precisión para ﬁnes de desarrollo, la gestión del riesgo de desastres y la actualización de la base de datos cartográﬁca del país

67.1	Se autoriza, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, para realizar transferencias ﬁnancieras a favor del Instituto Geográﬁco Nacional (IGN), con cargo a los recursos de su presupuesto institucional por las fuentes de ﬁnanciamiento Recursos Ordinarios, Recursos Determinados en el rubro canon y sobrecanon, regalías, rentas de aduanas y participaciones, y Recursos Directamente Recaudados, para ﬁnanciar la elaboración de cartografía de precisión a escalas 1/500 y/o 1/1,000, para ﬁnes de planiﬁcación y desarrollo urbano, formulación y ejecución de proyectos de inversión, así como de información fundamental base para la ejecución de los procesos de estimación, prevención y reducción del riesgo de desastres. La información cartográﬁca de precisión generada se publica en el Sistema de Información para la Gestión del Riesgo de Desastres (SIGRID) del Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED) y en el Geoportal del IGN, siendo de acceso libre y gratuito. Los recursos autorizados por el presente artículo se ejecutan en la categoría presupuestal: Asignaciones Presupuestarias que no resultan en Productos (APNOP).

67.2	Las transferencias ﬁnancieras autorizadas por el numeral precedente se aprueban, en el caso de las entidades del Gobierno Nacional mediante resolución del titular y, para el caso de los gobiernos regionales y los gobiernos locales mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente. La resolución del titular y el acuerdo del Consejo Regional se publican en el diario oﬁcial El Peruano y el acuerdo del Concejo Municipal se publica en la sede digital del gobierno local respectivo.

67.3	Las transferencias ﬁnancieras autorizadas por el presente artículo se aprueban previa suscripción de convenio, requiriéndose el informe favorable previo de la oﬁcina de presupuesto, o la que haga sus veces, del pliego que transﬁere el recurso. Cada pliego presupuestario que efectúa las transferencias ﬁnancieras es responsable de la veriﬁcación, seguimiento, lo que incluye el monitoreo ﬁnanciero de los recursos transferidos, y del cumplimiento de las acciones contenidas en el convenio, para lo cual realiza el monitoreo correspondiente.

67.4	Lo establecido en el presente artículo se ﬁnancia con cargo al presupuesto institucional de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, según corresponda, sin demandar recursos adicionales al tesoro público.

67.5	Dentro de los quince (15) días calendario siguientes de terminado cada semestre de 2024, el IGN elabora un informe sobre las acciones realizadas y los resultados obtenidos por la aplicación del presente artículo, el mismo que debe publicarse en su respectiva sede digital.

67.6	Durante el Año Fiscal 2024, con la ﬁnalidad de consolidar, sistematizar, resguardar y mantener actualizada la base de datos cartográﬁco del país y brindar acceso libre a la información cartográﬁca de precisión en las escalas 1/500 y 1/1,000, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, que mediante el uso de recursos públicos generen y/o contraten los servicios de elaboración de cartografía de precisión en las escalas deﬁnidas y/u obtengan imágenes por medios de sensores, deben remitir y/o cargar dicha información en el Geoportal del IGN, bajo responsabilidad. Para tal efecto, el IGN publica, en su sede digital, los procedimientos, instrumentos geoespaciales y adecuaciones técnicas, hasta el 31 de enero de 2024.

Artículo 68. Financiamiento para la operación y mantenimiento de maquinarias, vehículos y equipos adquiridos en el marco del Decreto de Urgencia Nº 015-2023

68.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se ha asignado recursos a la Autoridad Nacional del Agua, hasta por la suma de S/ 89 168 197,00 (OCHENTA Y NUEVE MILLONES CIENTO SESENTA Y OCHO MIL CIENTO NOVENTA Y SIETE Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar la operación y mantenimiento de maquinarias, vehículos y equipos adquiridos en el marco del Decreto de Urgencia Nº 015-2023, con la ﬁnalidad de ejecutar actividades de limpieza, descolmatación y protección con roca al volteo de los cauces de ríos y/o quebradas identiﬁcadas como puntos críticos ante inundaciones y/o movimientos en masa por el ente técnico competente y/o que cuenten con una Evaluación de Riesgo validada por el Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED).

68.2	Para tal ﬁn, la Autoridad Nacional del Agua, durante el Año Fiscal 2024, queda facultada a realizar las acciones e intervenciones señaladas en el numeral precedente y aprueba el Plan correspondiente, mediante resolución del titular, hasta el 05 de enero de 2024, el cual se publica en la sede digital de la Autoridad Nacional del Agua.

68.3	Los recursos a los que se reﬁere el numeral 68.1 no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los establecidos en el presente artículo.

Artículo 69. Financiamiento de intervenciones priorizadas por la Comisión Multisectorial del FONDES

69.1	Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado hasta por la suma de S/ 352 714 349,00 (TRESCIENTOS CINCUENTA Y DOS MILLONES SETECIENTOS CATORCE MIL TRESCIENTOS CUARENTA Y NUEVE Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, en el pliego Instituto Nacional de Defensa Civil (INDECI), para el ﬁnanciamiento de actividades e inversiones para la mitigación, capacidad de respuesta, rehabilitación, y reconstrucción ante la ocurrencia de fenómenos naturales y/o inducidos por la acción humana, priorizados por la Comisión Multisectorial del “Fondo para intervenciones ante la ocurrencia de desastres naturales” (FONDES), que como resultado de la evaluación cuenten con un puntaje de priorización de nivel medio, alto y muy alto, y que se ejecutan en el Año Fiscal 2024, conforme a lo establecido en el numeral 4.5 del artículo 4 de la Ley Nº 30458, Ley que regula diversas medidas para ﬁnanciar la ejecución de Proyectos de Inversión Pública en apoyo de gobiernos regionales y locales, los Juegos Panamericanos y Parapanamericanos y la ocurrencia de desastres naturales; el numeral 13.4 del artículo 13 de la Ley Nº 30624, Ley que dispone medidas presupuestarias para el impulso del gasto en el Año Fiscal 2017, y el Decreto Supremo Nº 132-2017-EF y modiﬁcatorias.

Asimismo, los recursos previstos en el párrafo precedente ﬁnancian la continuidad de la ejecución de las intervenciones priorizadas en el año 2023 por la Comisión Multisectorial del FONDES, los cuales al 31 de diciembre de 2023 cuenten con los créditos presupuestarios por la fuente de ﬁnanciamiento Recursos Ordinarios, en la etapa de compromiso y no devengados y los devengados no girados en dicha fuente de ﬁnanciamiento. Los citados créditos presupuestarios corresponden a aquellos que fueron transferidos o incorporados, según corresponda, en el presupuesto institucional de los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, con cargo a recursos del FONDES, creado mediante el artículo 4 de la Ley Nº 30458, en el marco del numeral 4.5 del mismo artículo, del numeral 13.4 del artículo 13 de la Ley Nº 30624, Ley que dispone medidas presupuestarias para el impulso del gasto en el Año Fiscal 2017, de los numerales 57.1 y 57.2 del artículo 57 de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023, y del Decreto Supremo Nº 132-2017-EF y sus modiﬁcatorias; y de acuerdo a las disposiciones que imparta la Comisión Multisectorial del FONDES. Las propuestas de decretos supremos para ﬁnanciar lo establecido en el presente párrafo solo pueden ser presentadas por el Instituto Nacional de Defensa Civil ante el Ministerio de Economía y Finanzas hasta el 05 de abril de 2024.

69.2	Se dispone que el INDECI y el Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED) en el marco de sus competencias establecidas por la Ley Nº 29664, Ley que crea el Sistema Nacional de Gestión del Riesgo de Desastres (SINAGERD), elaboran una propuesta de modiﬁcación y/o actualización de las disposiciones reglamentarias para la gestión de los recursos del FONDES aprobadas mediante el Decreto Supremo Nº 132-2017-EF, la cual implica la identiﬁcación de intervenciones estratégicas, requisitos de postulación, criterios de evaluación, priorización, el procedimiento para la atención de las intervenciones, entre otros. Dicha propuesta de modiﬁcación y/o actualización se presenta al Ministerio de Economía y Finanzas a través del Ministerio de Defensa, mediante oﬁcio de su titular, hasta el 26 de marzo de 2024. La modiﬁcación de las disposiciones reglamentarias para la gestión de los recursos del FONDES se aprueban mediante decreto supremo refrendado por el ministro de Defensa, el ministro del Ambiente y el ministro de Economía y Finanzas, y se publica hasta el 31 de mayo de 2024.

69.3	Los recursos a los que se reﬁere el numeral 69.1 y los recursos que fueran habilitados al INDECI para los ﬁnes de la Comisión antes mencionada, se transﬁeren a través de modiﬁcaciones presupuestarias en el nivel institucional, las que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Defensa, a solicitud del INDECI.

69.4	Los recursos a los que se reﬁeren el numeral 69.1, así como los recursos que fueran habilitados durante el Año Fiscal 2024 a favor del pliego INDECI, para los ﬁnes de la Comisión Multisectorial del FONDES, se ejecutan bajo las mismas formalidades, mecanismos y procedimientos aprobados en la normatividad vigente para las intervenciones mencionadas en dicho numeral, en lo que les fuera aplicable.

69.5	Los recursos a los que se reﬁere el numeral 69.1 no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

Artículo 70. Financiamiento y/o coﬁnanciamiento de las intervenciones del PIRCC

70.1	Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado hasta por la suma de S/ 5 456 671 787,00 (CINCO MIL CUATROCIENTOS CINCUENTA Y SEIS MILLONES SEISCIENTOS SETENTA Y UN MIL SETECIENTOS OCHENTA Y SIETE Y 00/100 SOLES), para el ﬁnanciamiento de las intervenciones del Plan Integral para la Reconstrucción con Cambios (PIRCC), según el siguiente detalle:

a)	Hasta por la suma de S/ 3 304 835 770,00 (TRES MIL TRESCIENTOS CUATRO MILLONES OCHOCIENTOS TREINTA Y CINCO MIL SETECIENTOS SETENTA Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, en el pliego Autoridad Nacional de Infraestructura - ANIN, para el ﬁnanciamiento de la sostenibilidad y continuidad de las inversiones del PIRCC ejecutadas en el marco del acuerdo Gobierno a Gobierno para el Programa de la Reconstrucción celebrado entre el Gobierno del Reino Unido de Gran Bretaña e Irlanda del Norte y el Gobierno del Perú y en el marco del Procedimiento de Contratación Pública Especial para la Reconstrucción con Cambios, creado por la Ley Nº 30556.

Para la ejecución de la cartera a la que hace referencia el párrafo precedente, se autoriza al pliego ANIN a realizar modiﬁcaciones presupuestarias en el nivel funcional programático a favor y entre las inversiones señaladas en el literal a) del numeral 70.1 del presente artículo. Para efecto de las referidas modiﬁcaciones presupuestarias, la ANIN queda exceptuada de lo establecido en el artículo 11 de la presente ley.

b)	Hasta por la suma de S/ 2 151 836 017,00 (DOS MIL CIENTO CINCUENTA Y UN MILLONES OCHOCIENTOS TREINTA Y SEIS MIL DIECISIETE Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, en los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, para la sostenibilidad y continuidad de la ejecución de las intervenciones incluidas en el Plan Integral para la Reconstrucción con Cambios (PIRCC) y que se encuentran a cargo de dichos pliegos, de acuerdo con el Anexo IV de la presente ley.

70.2	Se autoriza, durante el Año Fiscal 2024, a los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, comprendidos en el PIRCC, a ﬁnanciar y/o coﬁnanciar las intervenciones del PIRCC, con cargo a los recursos de sus presupuestos institucionales, sin demandar recursos adicionales al tesoro público. Para efecto de lo autorizado en el presente numeral, los referidos pliegos quedan exceptuados de lo establecido en el numeral 5.1 del artículo 5 de la Ley Nº 30556, Ley que aprueba disposiciones de carácter extraordinario para las intervenciones del Gobierno Nacional frente a desastres y que dispone la creación de la Autoridad para la Reconstrucción con Cambios.

70.3	Los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales cuyas intervenciones estén comprendidas en el PIRCC, pueden ejecutar, de manera excepcional, intervenciones de Reconstrucción mediante Inversiones (IRI) comprendidas en el PIRCC a la fecha de aprobación de la presente Ley. Las solicitudes de ﬁnanciamiento para las intervenciones que no se encuentran comprendidas en el numeral 70.2 del presente artículo, son evaluados por los Pliegos del Sector Competente, los mismos que son responsables de la veriﬁcación del contenido de las solicitudes de recursos y del cumplimiento de los requisitos legales previstos en el marco legal vigente.

70.4	Se suspende para el Año Fiscal 2024 lo establecido en el artículo 42 de la Ley Nº 30680, Ley que aprueba medidas para dinamizar la ejecución del gasto público y establece otras disposiciones.

70.5	Los recursos a los que se reﬁere el numeral 70.1 no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

70.6	Se dispone que la ANIN pueda ejecutar, de manera excepcional, Intervenciones de Reconstrucción mediante Inversiones (IRI) de la cartera PIRCC, y proyectos en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones, de la cartera del PIRCC, en el marco del acuerdo Gobierno a Gobierno; encontrándose facultado a asumir la posición contractual en los acuerdos, convenios o contratos respectivos, así como aplicar el Procedimiento de Contratación Pública Especial para la Reconstrucción con Cambios para aquellas intervenciones que se encuentren en ejecución.

Artículo 71. Financiamiento de acciones para atenciones del friaje, heladas y nevadas

71.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Vivienda, Construcción y Saneamiento hasta por la suma de S/ 355 526 502,00 (TRESCIENTOS CINCUENTA Y CINCO MILLONES QUINIENTOS VEINTISEIS MIL QUINIENTOS DOS Y 00/100 SOLES), y en el pliego Ministerio de Desarrollo Agrario y Riego hasta por la suma de S/ 94 299 170,00 (NOVENTA Y CUATRO MILLONES DOSCIENTOS NOVENTA Y NUEVE MIL CIENTO SETENTA Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar la implementación de viviendas rurales y construcción de cobertizos, aseguramiento de la provisión de alimentos para ganado y camélidos, y adquisición de kits agropecuarios, en las zonas afectadas por friajes, heladas y nevadas de acuerdo a la focalización y metas establecidas en el Plan Multisectorial de Heladas y Friaje 2022-2024 y sus actualizaciones, quedando dichos ministerios facultados para ejecutar las acciones que correspondan.

71.2	En un plazo de cuarenta (40) días calendario contados a partir del día siguiente de la vigencia de la presente ley, mediante resolución del Ministerio de Vivienda, Construcción y Saneamiento, se aprueba el Plan de Trabajo para la elaboración de una herramienta y/o mecanismo de seguimiento e información nominal para la veriﬁcación e identiﬁcación de hitos de la ejecución física, recepción y conformidad de las viviendas entregadas a los beneﬁciarios. Dicho plan de trabajo incluye las acciones y plazos de implementación de la herramienta y/o mecanismo de seguimiento e información nominal.

El Ministerio de Vivienda, Construcción y Saneamiento en un plazo que no exceda los ciento ochenta (180) días calendario contados a partir de la vigencia de la presente ley debe asegurar la disponibilidad de la referida herramienta y/o mecanismo de seguimiento a través de la sede digital del Ministerio de Vivienda, Construcción y Saneamiento.

71.3	La Presidencia del Consejo de ministros, como ente rector encargado de realizar el monitoreo y seguimiento al cumplimiento de los compromisos del Plan Multisectorial ante Heladas y Friaje 2022-2024 y sus actualizaciones, remite al Ministerio de Economía y Finanzas información sobre el avance de los indicadores de resultados comprendidos en el Plan de Seguimiento y Monitoreo del Plan Multisectorial ante Heladas y Friaje 2022-2024, así como la base de datos que sustenten dichos resultados. Este envío se realiza hasta treinta (30) días calendario contados a partir del día siguiente de la vigencia de la presente ley.

71.4	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, para ﬁnes distintos a los señalados en el referido artículo.

CAPÍTULO VIII

DISPOSICIONES ESPECIALES EN CIENCIA, TECNOLOGÍA E INNOVACIÓN

Artículo 72. Autorización para efectuar gastos para el apoyo técnico en la implementación de políticas nacionales y sectoriales, actividades de promoción de ciencia, tecnología e innovación (CTI)

72.1	Se autoriza, durante el Año Fiscal 2024, al Consejo Nacional de Ciencia, Tecnología e Innovación Tecnológica (CONCYTEC) y al Programa Nacional de Investigación Cientíﬁca y Estudios Avanzados (PROCIENCIA), al Instituto Geológico Minero y Metalúrgico (INGEMMET), al Programa Nacional de Desarrollo Tecnológico e Innovación (PROINNOVATE) del Ministerio de la Producción, al Instituto Tecnológico de la Producción (ITP), Instituto Geofísico del Perú (IGP), a las entidades públicas beneﬁciarias del PROCIENCIA y PROINNOVATE, al Instituto Nacional de Calidad (INACAL), al Servicio Nacional de Meteorología e Hidrología del Perú (SENAMHI), al Instituto de Investigaciones de la Amazonía Peruana (IIAP), al Instituto Nacional de Investigación en Glaciares y Ecosistemas de Montaña (INAIGEM), al Instituto Nacional de Defensa de la Competencia y de la Protección de la Propiedad Intelectual (INDECOPI), al Instituto Nacional de Salud (INS), al Ministerio de la Producción, a la Comisión Nacional de Investigación y Desarrollo Aeroespacial (CONIDA), al Instituto Geográﬁco Nacional (IGN), al Instituto del Mar del Perú (IMARPE), al Instituto Nacional de Estadística e Informática (INEI), al Instituto Nacional de Enfermedades Neoplásicas (INEN), al Instituto Nacional de Innovación Agraria (INIA), al Servicio Nacional Forestal y de Fauna Silvestre (SERFOR), al Instituto Peruano de Energía Nuclear (IPEN), y a las Universidades Públicas, para que en el marco de sus competencias, puedan pagar gastos relacionados a pasajes, alimentación y hospedaje a profesionales cientíﬁcos y técnicos caliﬁcados externos a la institución, domiciliados y no domiciliados en el país, dentro y fuera del territorio nacional, con el ﬁn de brindar apoyo técnico en la implementación de políticas nacionales y sectoriales, actividades de promoción de ciencia, tecnología e innovación (CTI), contribuir como evaluadores y/o actuar como jurados en procesos de selección y evaluación relacionados con ciencia, tecnología e innovación.

72.2	Lo autorizado en el numeral precedente se ﬁnancia con cargo al PROCIENCIA, de los recursos que las entidades reciben del PROCIENCIA y PROINNOVATE y a los presupuestos institucionales de los pliegos CONCYTEC, INGEMMET, ITP, IGP, INACAL, SENAMHI, IIAP, INAIGEM, INDECOPI, INS, Ministerio de la Producción, CONIDA, IGN, IMARPE, INEI, INEN, INIA, SERFOR, IPEN, y universidades públicas, según corresponda, sin demandar recursos adicionales al tesoro público.

Artículo 73. Autorización al Ministerio de la Producción para efectuar transferencias ﬁnancieras y otorgar subvenciones en el marco del Programa Nacional de Desarrollo Tecnológico e Innovación (PROINNOVATE)

73.1	Con la ﬁnalidad de contribuir al incremento de la productividad, a través del impulso al desarrollo productivo y del emprendimiento y la innovación, se autoriza, durante el Año Fiscal 2024, al Ministerio de la Producción, a través del Programa Nacional de Desarrollo Tecnológico e Innovación (PROINNOVATE), para efectuar transferencias ﬁnancieras a favor de entidades públicas del Gobierno Nacional, gobiernos regionales y gobiernos locales, y a otorgar subvenciones a favor de los beneﬁciarios deﬁnidos en el marco de los procedimientos del citado Programa Nacional y de las normas que regulan los fondos que administra, y con cargo a su presupuesto, con la ﬁnalidad de contribuir al desarrollo productivo, del emprendimiento y del sistema de innovación.

73.2	Las transferencias ﬁnancieras y las subvenciones a las que se reﬁere el numeral precedente se aprueban mediante resolución del titular del pliego Ministerio de la Producción, previa suscripción de convenio o contrato de recursos no reembolsables, según corresponda, y requiriéndose el informe favorable previo de su oﬁcina de presupuesto o la que haga sus veces. Dicha resolución del titular del pliego se publica en el diario oﬁcial El Peruano. La facultad para la aprobación de las subvenciones a que se reﬁere la presente disposición, referidas al ámbito del mencionado Programa Nacional, puede ser delegada en el funcionario a cargo del respectivo Programa.

73.3	El Ministerio de la Producción es responsable del monitoreo, seguimiento y cumplimiento de los ﬁnes y metas para los cuales fueron entregados los recursos públicos. Dichos recursos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su transferencia u otorgamiento, según corresponda, conforme al presente artículo. El Ministerio de la Producción, mediante resolución de su titular, debe establecer los mecanismos para la rendición de cuentas de los recursos otorgados mediante subvenciones a las personas naturales y personas jurídicas privadas, así como para la evaluación por parte del Ministerio de la Producción de los resultados alcanzados y los beneﬁcios generados por el otorgamiento de las subvenciones autorizadas en el marco de lo establecido por la presente disposición. Asimismo, el Ministerio de la Producción publica, semestralmente, en su sede digital, la relación de los beneﬁciarios de las subvenciones otorgadas conforme al presente artículo.

Artículo 74. Incentivo económico a investigadores que participan en programas y proyectos ejecutados por entidades públicas

74.1	Se dispone que, durante el Año Fiscal 2024, las entidades públicas que resulten beneﬁciarias, como entidades ejecutoras y/o entidades asociadas, de las transferencias efectuadas por el Programa Nacional de Investigación Cientíﬁca y Estudios Avanzados (PROCIENCIA) para el coﬁnanciamiento de programas y proyectos en materia de ciencia, tecnología e innovación, quedan autorizadas a otorgar un incentivo económico a los investigadores que participan en el desarrollo de estos programas y proyectos de ciencia, tecnología e innovación.

74.2	Se dispone que, durante el Año Fiscal 2024, aquellas entidades públicas que resulten beneﬁciarias de los concursos convocados por el Programa Nacional de Desarrollo Tecnológico e Innovación (PROINNOVATE), y por el Instituto Tecnológico de la Producción (ITP), de recursos del Fondo MIPYME Emprendedor o de la fuente de ﬁnanciamiento Recursos Ordinarios, quedan autorizadas a otorgar un incentivo económico a los investigadores que participan en un proyecto de investigación, innovación u otro similar.

74.3	Disponer que, durante el Año Fiscal 2024, las entidades públicas, como unidades ejecutoras en universidades públicas, que resulten beneﬁciarias de fondos concursables internacionales, quedan autorizadas a otorgar un incentivo económico a los docentes universitarios que participan en la ejecución de dichos proyectos de investigación. Dichos incentivos se otorgan de acuerdo con la estructura de costos del presupuesto del proyecto de investigación con cargo a la fuente de ﬁnanciamiento 4. Donaciones y Transferencias, y previa conformidad del Vicerrectorado de Investigación o la que haga sus veces.

La participación de los docentes universitarios en la ejecución de estos proyectos de investigación se realiza sin afectar la asignación de sus horas lectivas.

74.4	Dicho incentivo, no tiene carácter remunerativo ni pensionable, no forma parte de la base de cálculo para la asignación o compensación por tiempo de servicios o cualquier otro tipo de boniﬁcaciones, asignaciones o entregas, ni está afecto a cargas sociales. La ejecución de dicho gasto se efectúa en la Partida de Gasto 2.1.1 1.2 99 Otras retribuciones y complementos, así como en la Partida de Gasto 2.6.7 Inversiones Intangibles.

74.5	Para efectos de la implementación de lo dispuesto en el presente artículo, las respectivas entidades quedan exoneradas de lo dispuesto en el artículo 6 de la presente ley.

74.6	La implementación de lo dispuesto en el presente artículo, se sujeta a la restricción establecida en el Decreto de Urgencia Nº 038-2006.

Artículo 75. Autorización para el ﬁnanciamiento de acciones para el fortalecimiento de capacidades de generación y asimilación de conocimientos tecnológicos, capacidades productivas y de gestión empresarial, y promoción del incremento de la productividad y competitividad

75.1	Se autoriza, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional, para transferir recursos a favor del Instituto Tecnológico de la Producción (ITP), para el desarrollo de los ﬁnes que por ley les corresponde en materia de innovación, adopción y absorción tecnológica, aseguramiento de la calidad (certiﬁcaciones y reglamentos técnicos), fortalecimiento de capacidades de generación y asimilación de conocimientos tecnológicos, capacidades productivas y de gestión empresarial y promoción del incremento de la productividad y competitividad. Dichas transferencias se realizan mediante modiﬁcaciones presupuestarias en el nivel institucional, las que se aprueban mediante decreto supremo refrendado por el ministro de la Producción y el ministro de Economía y Finanzas, a propuesta del titular del pliego que transﬁere el recurso. Para el caso de las entidades del Poder Ejecutivo, dicho decreto supremo debe ser refrendado, además, por el ministro del sector al que pertenezca la entidad que transﬁere los recursos.

75.2	Las transferencias ﬁnancieras a las que se reﬁeren el artículo 7-A y 7-B de la Ley Nº 31524, Ley que modiﬁca el Decreto Legislativo Nº 1228, Decreto Legislativo de Centros de Innovación Productiva y Transferencia Tecnológica - CITE, se aprueban mediante acuerdo de Consejo Regional o Concejo Municipal y en el caso de las universidades públicas, mediante resolución del titular. El acuerdo del Consejo Regional, del Concejo Municipal y la resolución del titular se publica la sede digital del gobierno regional, gobierno local o universidad pública correspondiente.

75.3	Las modiﬁcaciones presupuestarias en el nivel institucional autorizadas por el presente artículo, así como las transferencias ﬁnancieras a las que se reﬁere el numeral precedente, se aprueban previa suscripción de convenio y requiriéndose el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en el pliego que transﬁere el recurso. Los convenios deben considerar el presupuesto requerido para la operación y mantenimiento de los CITE.

75.4	Cada pliego presupuestario que efectúa modiﬁcaciones presupuestarias en el nivel institucional o transferencias ﬁnancieras, según corresponda, es responsable de la veriﬁcación y seguimiento, lo que incluye el monitoreo ﬁnanciero de los recursos transferidos; y del cumplimiento de las acciones contenidas en el convenio, para lo cual realiza el monitoreo correspondiente.

75.5	La aplicación de lo establecido en el presente artículo se ﬁnancia con cargo al presupuesto institucional de las entidades del Gobierno Nacional, las universidades públicas, los gobiernos regionales y los gobiernos locales, sin demandar recursos adicionales al tesoro público, conforme a sus competencias y sujetándose a la normatividad vigente.

CAPÍTULO IX

DISPOSICIONES EN MATERIA DE DESARROLLO E INCLUSIÓN SOCIAL

Artículo 76. Empadronamiento masivo para la identiﬁcación de hogares en situación de vulnerabilidad económica

76.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024 se han asignado recursos, hasta por la suma de S/ 46 016 859,00 (CUARENTA Y SEIS MILLONES DIECISEIS MIL OCHOCIENTOS CINCUENTA Y NUEVE Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, en la Actividad 5006414: Empadronamiento de Hogares para su registro en el Padrón General de Hogares (PGH) del SISFOH, para ﬁnanciar el fortalecimiento del Sistema Nacional de Focalización, mediante acciones vinculadas a la ejecución de empadronamiento masivo para la identiﬁcación de hogares en situación de vulnerabilidad económica ubicadas en el ámbito urbano, de los estratos bajo, medio bajo y medio según los Planos Estratiﬁcados por ingreso a nivel de manzanas de las grandes ciudades 2020, del Instituto Nacional de Estadística e Informática (INEI), en doscientos veintiocho (228) distritos identiﬁcados por el Ministerio de Desarrollo e Inclusión Social, conforme al siguiente detalle:

a)	Hasta la suma de S/ 4 878 621,00 (CUATRO MILLONES OCHOCIENTOS SETENTA Y OCHO MIL SEISCIENTOS VEINTIUNO Y 00/100 SOLES) a favor del Ministerio de Desarrollo e Inclusión Social, para los gastos operativos vinculados a la asistencia técnica, soporte tecnológico, seguimiento y control de calidad de la información generada a través del empadronamiento masivo.

b)	Hasta la suma de S/ 41 138 238,00 (CUARENTA Y UN MILLONES CIENTO TREINTA Y OCHO MIL DOSCIENTOS TREINTA Y OCHO Y 00/100 SOLES), a favor de los gobiernos locales de los doscientos veintiocho (228) distritos priorizados, para la ejecución del empadronamiento masivo.

76.2	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad de los titulares de los pliegos habilitados, a ﬁnes distintos a los señalados en el numeral 76.1 del presente artículo.

76.3	El Ministerio de Desarrollo e Inclusión Social aprueba mediante Resolución, hasta el 30 de enero de 2024, de manera previa al operativo de empadronamiento masivo, las disposiciones para su correcta ejecución, lo cual involucra las orientaciones para el uso de los recursos señalados en el literal b) del numeral 76.1 del presente artículo.

Artículo 77. Financiamiento de la Estrategia de Acción Social con Sostenibilidad – EASS

77.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 46 926 828,00 (CUARENTA Y SEIS MILLONES NOVECIENTOS VEINTISEIS MIL OCHOCIENTOS VEINTIOCHO Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor del Ministerio de Desarrollo e Inclusión Social (MIDIS), del Ministerio de Defensa, del Ministerio de la Mujer y Poblaciones Vulnerables, del Ministerio de Cultura, del Registro Nacional de Identiﬁcación y Estado Civil, del Gobierno Regional del departamento de Loreto, del Gobierno Regional del departamento de Puno y del Gobierno Regional del departamento de Ucayali, exclusivamente, para ﬁnanciar la Estrategia de Acción Social con Sostenibilidad - EASS, la cual incluye, entre otras intervenciones, la operación y mantenimiento de las Plataformas Itinerantes de Acción Social - PIAS, según el siguiente detalle:

a)	Para el Ministerio de Desarrollo e Inclusión Social, hasta por la suma de S/ 1 819 647,00 (UN MILLÓN OCHOCIENTOS DIECINUEVE MIL SEISCIENTOS CUARENTA Y SIETE Y 00/100 SOLES).

b)	Para el Ministerio de Defensa, hasta la suma de S/ 30 842 663,00 (TREINTA MILLONES OCHOCIENTOS CUARENTA Y DOS MIL SEISCIENTOS SESENTA Y TRES Y 00/100 SOLES).

c)	Para el Ministerio de la Mujer y Poblaciones Vulnerables, hasta la suma de S/ 808 448,00 (OCHOCIENTOS OCHO MIL CUATROCIENTOS CUARENTA Y OCHO Y 00/100 SOLES).

d)	Para el Ministerio de Cultura, hasta la suma de S/ 3 275 449,00 (TRES MILLONES DOSCIENTOS SETENTA Y CINCO MIL CUATROCIENTOS CUARENTA Y NUEVE Y 00/100 SOLES).

e)	Para el Registro Nacional de Identiﬁcación y Estado Civil, hasta la suma de S/ 669 626,00 (SEISCIENTOS SESENTA Y NUEVE MIL SEISCIENTOS VEINTISEIS Y 00/100 SOLES).

f)	Para el Gobierno Regional del departamento de Loreto, hasta la suma de S/ 7 929 275,00 (SIETE MILLONES NOVECIENTOS VEINTINUEVE MIL DOSCIENTOS SETENTA Y CINCO Y 00/100 SOLES).

g)	Para el Gobierno Regional del departamento de Puno, hasta la suma de S/ 928 000,00 (NOVECIENTOS VEINTIOCHO MIL Y 00/100 SOLES).

h)	Para el Gobierno Regional del departamento de Ucayali, hasta la suma de S/ 653 720,00 (SEISCIENTOS CINCUENTA Y TRES MIL SETECIENTOS VEINTE Y 00/100 SOLES).

77.2	El MIDIS queda facultado a ﬁnanciar las acciones de coordinación de dicha estrategia y las que correspondan a la operación de las PIAS, con cargo a los recursos a los que se reﬁere el literal a) del numeral 77.1 del presente artículo.

77.3	Mediante decreto supremo del MIDIS, se aprueban las disposiciones complementarias para la aplicación del presente artículo, las que incluyen las acciones que deben realizar el citado Ministerio, el Ministerio de Defensa, el Ministerio de la Mujer y Poblaciones Vulnerables, el Ministerio de Cultura, el Registro Nacional de Identiﬁcación y Estado Civil, el Gobierno Regional del departamento de Loreto, el Gobierno Regional del departamento de Puno y el Gobierno Regional del departamento de Ucayali en el marco del presente artículo.

77.4	Los recursos a los que se reﬁere el numeral 77.1 no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

Artículo 78. Financiamiento para la implementación de acciones temporales vinculadas al desarrollo productivo con adaptación al cambio climático en el ámbito urbano

78.1	Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto institucional del pliego Ministerio de Desarrollo e Inclusión Social (MIDIS), hasta por la suma de S/ 30 000 000,00 (TREINTA MILLONES Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar las acciones descritas en el numeral 78.4 del presente artículo, que permitirá la atención de cinco mil ciento setenta y cinco (5 175) hogares.

78.2	Para la implementación de lo dispuesto en el numeral precedente, el MIDIS aprueba mediante Resolución Ministerial, la cual se publica hasta el 05 de enero de 2024, las deﬁniciones técnicas para el diseño, implementación y evaluación de la intervención; así como, los criterios de focalización y/o priorización, según se detallan a continuación:

a)	Distritos con hogares aﬁliados del Programa Nacional de Apoyo Directo a los más pobres - Juntos, de zonas urbano - marginales.

b)	Distritos con brecha por atender con proyectos productivos de FONCODES. Obtenida con el descuento de la cantidad de hogares atendidos con proyectos productivos desde el año 2012 al 2023 por FONCODES, a nivel de distrito.

c)	Distritos con centros poblados que contengan 100 o más hogares aﬁliados del Programa Juntos.

d)	Distritos con hogares que cuentan con agricultura familiar de subsistencia crítica, que se caracterizan por tener menos de 2 Ha de terreno agrícola.

78.3	Al ﬁnalizar la intervención, el MIDIS publica en su sede digital un informe de resultados de la intervención.

78.4	Para efecto de lo establecido en el presente artículo, se autoriza al MIDIS, a efectuar, a través del Fondo de Cooperación para el Desarrollo Social – FONCODES, el desarrollo de acciones orientadas a la identiﬁcación, ejecución, seguimiento y supervisión de proyectos de desarrollo productivo con adaptación al cambio climático, bajo la modalidad de intervención de Núcleo Ejecutor, a ﬁn de reducir la vulnerabilidad de los hogares con agricultura familiar de subsistencia de zonas urbano marginales, ante la ocurrencia de fenómenos climáticos, a través del desarrollo de actividades productivas que contribuyan a la conservación y recuperación de activos de sus agroecosistemas.

78.5	Los recursos a los que se reﬁere el numeral 78.1 no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

Artículo 79. Continuidad de la implementación del piloto de la Transferencia Alta Secundaria (TAS) a favor de estudiantes en educación secundaria de hogares usuarios del Programa JUNTOS

79.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el Pliego Ministerio de Desarrollo e Inclusión Social hasta por la suma de S/ 8 661 200,00 (OCHO MILLONES SEISCIENTOS SESENTA Y UN MIL DOSCIENTOS Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar la continuidad de la implementación del piloto de la Transferencia Alta Secundaria (TAS), a favor de estudiantes de tercero, cuarto y quinto de educación secundaria de hogares usuarios del Programa Nacional de Apoyo Directo a los más Pobres - JUNTOS, condicionado al cumplimiento de corresponsabilidades relacionadas a la matrícula oportuna, asistencia escolar y aprobación del año escolar, a ﬁn de mejorar los resultados en la reducción de la deserción escolar e incrementar la culminación escolar. Para tal efecto, el Ministerio de Educación proporciona al Programa JUNTOS, la información nominal de las prestaciones registradas en sus sistemas de información u otros mecanismos administrativos.

79.2	Los recursos a los que se reﬁere el numeral precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

Artículo 80. Financiamiento de la implementación del Piloto “Esquemas Alternativos de Transferencias a Primera Infancia en Zonas Urbanas”

80.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego del Ministerio de Desarrollo e Inclusión Social (MIDIS), en la Unidad Ejecutora 005: Programa Nacional de Apoyo Directo a los más Pobres - JUNTOS, en la categoría presupuestaria 9002: “Asignaciones Presupuestarias que No Resultan en Productos” (APNOP), hasta por la suma de S/ 30 000 000,00 (TREINTA MILLONES Y 00/100 SOLES), para ﬁnanciar la implementación del Piloto “Esquemas Alternativos de Transferencias a Primera Infancia en Zonas Urbanas”, con el objeto de evaluar el costo - efectividad de distintos esquemas de transferencias condicionadas a las gestantes, niños y niñas de 0 a 12 meses de edad en ámbitos urbanos, pertenecientes a hogares caliﬁcados como pobres o pobres extremos en el Padrón General de Hogares (PGH) del MIDIS.

80.2	Los recursos a los que se reﬁere el numeral precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

80.3	El MIDIS, previa opinión favorable, del Ministerio de Economía y Finanzas, establece los criterios técnicos del diseño, implementación y evaluación del Piloto, así como los mecanismos para la rendición de cuentas de los recursos otorgados; para dicho efecto, el MIDIS, hasta el 31 de enero de 2024, aprueba mediante Resolución Ministerial la norma técnica correspondiente. La solicitud de opinión favorable en atención a lo regulado en el presente artículo, solo puede ser presentada al Ministerio de Economía y Finanzas hasta el 15 de enero de 2024.

Artículo 81. Atención alimentaria complementaria en favor de las ollas comunes

81.1	Disponer que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 144 423 689,00 (CIENTO CUARENTA Y CUATRO MILLONES CUATROCIENTOS VEINTITRES MIL SEISCIENTOS OCHENTA Y NUEVE Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, destinados exclusivamente, para ﬁnanciar la atención alimentaria de los beneﬁciarios en situación de pobreza, pobreza extrema y/o vulnerabilidad de las ollas comunes que fueron atendidas en el marco de los Decretos de Urgencia Nº 017-2022, Nº 002-2023 o Nº 029-2023, conforme al siguiente detalle:

a)	Hasta por la suma de S/ 89 554 060,00 (OCHENTA Y NUEVE MILLONES QUINIENTOS CINCUENTA Y CUATRO MIL SESENTA Y 00/100 SOLES), en el pliego Ministerio de Desarrollo e Inclusión Social (MIDIS), para ﬁnanciar la adquisición de alimentos, durante el primer semestre del Año Fiscal 2024, a través del Programa Nacional de Alimentación Escolar Qali Warma; de los cuales hasta por la suma de S/ 86 348 390,00 (OCHENTA Y SEIS MILLONES TRESCIENTOS CUARENTA Y OCHO MIL TRESCIENTOS NOVENTA Y 00/100 SOLES) se destinan a la adquisición de alimentos, y hasta por la suma de S/ 3 205 670,00 (TRES MILLONES DOSCIENTOS CINCO MIL SEISCIENTOS SETENTA Y 00/100 SOLES) para ﬁnanciar los gastos operativos que permitan dar soporte administrativo a dicha adquisición.

b)	Hasta por la suma de S/ 51 663 959,00 (CINCUENTA Y UN MILLONES SEISCIENTOS SESENTA Y TRES MIL NOVECIENTOS CINCUENTA Y NUEVE Y 00/100 SOLES), en el pliego MIDIS, destinado al ﬁnanciamiento de lo establecido en el numeral 81.3 del presente artículo a favor de los gobiernos locales provinciales al interior del país y el Callao, y para los gobiernos locales distritales a nivel de Lima Metropolitana, con el objeto de ﬁnanciar, durante el segundo semestre del Año Fiscal 2024, la atención alimentaria de las ollas comunes que transiten al Programa de Complementación Alimentaria (PCA); y, de manera excepcional, durante el Año Fiscal 2024, a aquellas ollas comunes que por alguna diﬁcultad no logren transitar al citado Programa.

c)	Hasta por la suma de S/ 3 205 670,00 (TRES MILLONES DOSCIENTOS CINCO MIL SEISCIENTOS SETENTA Y 00/100 SOLES), en el pliego MIDIS - Unidad Ejecutora Sede Central, con el objetivo de garantizar la cobertura de los gastos de gestión, asistencia técnica, seguimiento y monitoreo a los gobiernos locales, que permita la implementación de lo dispuesto en el literal b) del presente numeral.

81.2	De los recursos asignados en el literal a) del numeral 81.1, se ﬁnancian hasta por la suma de S/ 55 087 164,00 (CINCUENTA Y CINCO MILLONES OCHENTA Y SIETE MIL CIENTO SESENTA Y CUATRO Y 00/100 SOLES) con el saldo presupuestal de libre disponibilidad de la fuente de ﬁnanciamiento Recursos Ordinarios del Año Fiscal 2023 al que se hace referencia en el literal a) del artículo 18 del Decreto Legislativo Nº 1276 y cuyo procedimiento de determinación se establece en la Resolución Ministerial Nº 371-2008-EF/77. Para tal efecto, se exceptúa de la aplicación del literal a) del artículo 18 y del literal a) del numeral 20.3 del artículo 20 del Decreto Legislativo Nº 1276, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal del Sector Público No Financiero, disponiéndose, asimismo, que los recursos bajo el alcance del presente párrafo no pueden ser utilizados en la Reserva Secundaria de Liquidez (RSL) a que se reﬁere el numeral 16.4 del artículo 16 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería. El presente numeral entra en vigencia al día siguiente de la publicación de la presente Ley.

81.3	Para la atención de las ollas comunes por parte de los gobiernos locales, con cargo los recursos a que hace referencia el literal b) del numeral 81.1 del presente artículo, se autoriza al MIDIS, durante el Año Fiscal 2024, a realizar modiﬁcaciones presupuestarias en el nivel institucional a favor de los gobiernos locales. Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el Ministro de Economía y Finanzas y por el Ministro de Desarrollo e Inclusión Social, a propuesta de este último. Las propuestas de decreto supremo se presentan al Ministerio de Economía y Finanzas hasta el 29 de febrero de 2024.

81.4	Se autoriza, excepcionalmente, al Programa Nacional de Alimentación Escolar Qali Warma del MIDIS a realizar la adquisición de alimentos orientados a la atención alimentaria complementaria en favor de las ollas comunes, rigiéndose por sus procedimientos operativos de compra establecidos en el marco de lo dispuesto en la Octagésima Cuarta Disposición Complementaria Final de la Ley Nº 29951, Ley de Presupuesto del Sector Público para el Año Fiscal 2013.

81.5	El Programa Nacional de Alimentación Escolar Qali Warma, en un plazo de quince (15) días calendario contados a partir de la vigencia de la presente ley, emite disposiciones para facilitar la operatividad del presente artículo.

81.6	Autorizar a los Comités de Compra del Modelo de Cogestión del Programa Nacional de Alimentación Escolar Qali Warma realizar los procesos de compras para la atención alimentaria complementaria en favor de las ollas comunes.

81.7	La entrega de alimentos por parte de los proveedores del Programa Nacional de Alimentación Escolar Qali Warma se realiza en los almacenes señalados en el requerimiento; las Municipalidades Distritales o las Municipalidades Provinciales, de ser el caso, son las responsables de garantizar las condiciones adecuadas de recepción, almacenamiento y distribución de los alimentos a las ollas comunes.

81.8	La Municipalidad Distrital o Municipalidad Provincial, de ser el caso, debe disponer de puntos de distribución de alimentos cercanos a las ollas comunes, para lo cual puede generar alianzas con organizaciones de la sociedad civil, sector público y/o sector privado.

81.9	El Ministerio de Desarrollo e Inclusión Social, en un plazo de hasta diez (10) días calendario posteriores a la entrada en vigencia de la presente ley, aprueba mediante Resolución Ministerial, los lineamientos para el tránsito de las ollas comunes al Programa de Complementación Alimentaria – PCA que incluya los criterios, procedimiento y requisitos para la inclusión y permanencia. La referida resolución ministerial se publica en la sede digital del MIDIS.

81.10	Los beneﬁciarios de las ollas comunes a ser atendidos deben encontrarse preferentemente, en situación de pobreza, pobreza extrema y/o en situación de vulnerabilidad. Asimismo, los beneﬁciarios no deberán estar registrados en otras modalidades del Programa de Complementación Alimentaria, exceptuando la modalidad Programa de Alimentación y Nutrición para el Paciente con Tuberculosis y Familia (PANTBC), lo cual es veriﬁcado por el MIDIS.

81.11	El MIDIS capacita a los gobiernos locales en el uso del Sistema Informático puesto a disposición para el registro de las ollas comunes que hayan realizado el tránsito al Programa de Complementación Alimentaria – PCA, así como el registro de sus respectivos beneﬁciarios.

81.12	El MIDIS, de forma mensual publica en su sede digital un reporte de avance de seguimiento de la estrategia para el tránsito de ollas comunes al PCA, precisando las acciones de acompañamiento territorial desarrolladas e implementadas.

81.13	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

CAPÍTULO X

DISPOSICIONES ESPECIALES EN MATERIA DE SEGURIDAD, ORDEN INTERNO Y DEFENSA

Artículo 82. Financiamiento para pago de obligaciones previsionales a cargo de la Caja de Pensiones Militar Policial

82.1	Se autoriza, de manera excepcional, al Ministerio de Economía y Finanzas, para realizar modiﬁcaciones presupuestarias en el nivel institucional, en el mes de diciembre del Año Fiscal 2023, a favor de los pliegos Ministerio de Defensa y Ministerio del Interior con cargo a los recursos a los que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, y a los saldos disponibles según proyección al cierre del Año Fiscal 2023 del Presupuesto del Sector Público. Dichas modiﬁcaciones presupuestarias no se encuentran comprendidas dentro del límite del monto a que se reﬁere el numeral 36.5 del artículo 36 del Decreto Legislativo Nº 1440.

Las modiﬁcaciones presupuestarias en el nivel institucional, autorizadas en el párrafo precedente, se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, por el ministro de Defensa y por el ministro del Interior, a solicitud de los titulares de estos últimos ministerios, y utilizando, de ser necesario, el procedimiento establecido en el artículo 54 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Las propuestas de decreto supremo deben ser presentadas al Ministerio de Economía y Finanzas a más tardar hasta el 15 de diciembre de 2023. Dichos recursos se incorporan en los presupuestos institucionales de los mencionados pliegos en la fuente de ﬁnanciamiento Recursos Ordinarios.

Luego de que se incorporen los recursos a los que se reﬁere el presente numeral, y hasta el 27 de diciembre de 2023, los pliegos Ministerio de Defensa y Ministerio del Interior, mediante resolución de su titular, que se publica en el diario oﬁcial El Peruano, deben autorizar una transferencia ﬁnanciera por el monto total de los recursos que les han sido transferidos en virtud de lo establecido en los párrafos precedentes del presente numeral, a favor de la Caja de Pensiones Militar Policial (CPMP), para ser destinados exclusivamente al ﬁnanciamiento del pago de las obligaciones previsionales a cargo de la CPMP.

82.2.	Se autoriza, durante el Año Fiscal 2024, al Ministerio de Economía y Finanzas, para realizar modiﬁcaciones presupuestarias en el nivel institucional, a favor de los pliegos Ministerio de Defensa y Ministerio del Interior con cargo a los recursos a los que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Las modiﬁcaciones presupuestarias en el nivel institucional, autorizadas en el presente numeral, se aprueban utilizando solo el mecanismo establecido en el artículo 54 del Decreto Legislativo Nº 1440, debiendo contar además con el refrendo del ministro de Defensa y el ministro del Interior, a solicitud de estos últimos.

Dichos recursos se destinan, únicamente para ﬁnanciar las transferencias ﬁnancieras que dichos pliegos deben efectuar a la CPMP para ser destinados exclusivamente al ﬁnanciamiento del pago de las obligaciones previsionales a cargo de la CPMP. Dichos recursos no pueden utilizarse para ﬁnes distintos a los establecidos en el presente numeral. Las referidas transferencias ﬁnancieras se aprueban mediante resolución del titular del Ministerio de Defensa y del Ministerio del Interior, según corresponda, y se publican en el diario oﬁcial El Peruano.

82.3.	Las transferencias ﬁnancieras que, en el marco de lo dispuesto por la presente disposición, efectúen los pliegos Ministerio de Defensa y Ministerio del Interior a favor de la Caja de Pensiones Militar Policial (CPMP), son otorgadas en las cuentas que determine la Dirección General del tesoro público, para su asignación ﬁnanciera conforme a los procedimientos del Sistema Nacional de Tesorería, de manera que los recursos de las citadas transferencias no utilizados en el cumplimiento de las indicadas obligaciones previsionales por parte de la CPMP, son devueltos por esta última a los pliegos Ministerio de Defensa y Ministerio del Interior, para que dichos pliegos efectúen la reversión de los citados recursos al tesoro público, hasta el mes de marzo de 2025. Los pliegos Ministerio de Defensa y Ministerio del Interior son responsables de la veriﬁcación y seguimiento del cumplimiento de la ﬁnalidad para la cual son transferidos los recursos.

82.4.	Lo establecido en el numeral 82.1 del presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Artículo 83. Financiamiento de los Documentos Cancelatorios -tesoro público emitidos al amparo de la Ley Nº 29266

Se dispone que para el Año Fiscal 2024, los Documentos Cancelatorios -tesoro público emitidos al amparo de la Ley Nº 29266, Ley que autoriza la emisión de Documentos Cancelatorios - tesoro público para el pago del Impuesto General a las Ventas y del Impuesto a la Renta generado por contrataciones del pliego Ministerio de Defensa, son ﬁnanciados con cargo a los recursos de la Reserva de Contingencia hasta por la suma de S/ 42 000 000,00 (CUARENTA Y DOS MILLONES Y 00/100 SOLES), los cuales, para efectos de lo establecido en el presente artículo, se transﬁeren al pliego Ministerio de Defensa mediante decreto supremo, con el voto aprobatorio del Consejo de ministros, hasta por el monto que sea requerido en dicho periodo, sin exceder el límite establecido en el artículo 3 de la Ley Nº 29266, y se incorporan en el presupuesto institucional del mencionado pliego en la fuente de ﬁnanciamiento Recursos Ordinarios.

Artículo 84. Medidas en materia del gasto en altas de las escuelas de las Fuerzas Armadas y de la Policía Nacional del Perú

84.1	Se dispone que las altas de las escuelas de las Fuerzas Armadas y de la Policía Nacional del Perú correspondiente al Año Fiscal 2024 se autorizan en el primer trimestre del año.

La Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas registra de oﬁcio las plazas del personal militar y policial del primer año de servicio con cargo al presupuesto asignado en el numeral 84.2 del presente artículo.

Asimismo, las instituciones armadas y la Policía Nacional del Perú deben informar al Ministerio de Defensa y al Ministerio del Interior, respectivamente, en el mes de febrero, la cantidad de altas estimadas que se proyectan para el primer trimestre de los siguientes tres años, así como los códigos de las plazas en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) correspondientes a los estudiantes de dichas escuelas que son dados de alta en el siguiente año ﬁscal, a efectos de que dichos ministerios consideren la referida información para las fases de programación multianual y formulación presupuestaria.

84.2	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto del Ministerio del Interior hasta por la suma de S/ 111 594 202,00 (CIENTO ONCE MILLONES QUINIENTOS NOVENTA Y CUATRO MIL DOSCIENTOS DOS Y 00/100 SOLES), y en el presupuesto institucional del Ministerio de Defensa hasta la suma de S/ 50 981 412,00 (CINCUENTA MILLONES NOVECIENTOS OCHENTA Y UN MIL CUATROCIENTOS DOCE Y 00/100 SOLES), en la Especíﬁca del Gasto 2.1.1.7.1 4 “Personal Militar y Policial del primer año de servicio”, por la fuente de ﬁnanciamiento Recursos Ordinarios, exclusivamente, para el ﬁnanciamiento de las remuneraciones, las boniﬁcaciones, la escolaridad y los aguinaldos del personal militar y policial egresado de las escuelas de la Marina de Guerra del Perú, la Fuerza Aérea del Perú y la Policía Nacional del Perú que se incorpora en el primer año de servicio, respectivamente. Los recursos de la Especíﬁca del Gasto 2.1.1.7.1 4 “Personal Militar y Policial del primer año de servicio” no puede habilitar a otras partidas, genéricas o especíﬁcas del gasto de su presupuesto institucional.

84.3	De ser necesario, la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas, puede establecer lineamientos para la aplicación de lo establecido en el presente artículo.

84.4	El cumplimiento de lo dispuesto en el presente artículo se efectúa bajo responsabilidad del titular de las entidades señaladas.

Artículo 85. Medidas en materia del gasto en ascenso del personal militar y policial de las Fuerzas Armadas y de la Policía Nacional del Perú

85.1	Los ascensos del personal policial de las Fuerzas Armadas y de la Policía Nacional del Perú, se sujetan al presupuesto institucional del Ministerio de Defensa y del Ministerio del Interior, según corresponda, y sin demandar recursos adicionales al tesoro público.

85.2	Para dicho efecto, se requiere opinión favorable previa de la Dirección General de Presupuesto Público, así como opinión técnica de la Dirección General de Gestión Fiscal de los Recursos Humanos, para lo cual el Ministerio de Defensa y el Ministerio del Interior, según corresponda, deben sustentar el costo total anualizado de su planilla, así como los costos anualizados de los puestos a cubrirse por efectos del proceso de ascensos, para los siguientes casos:

a)	Para el caso de la Policía Nacional, los ascensos por concurso en el marco del numeral 2 del artículo 43 del Decreto Legislativo Nº 1149, Ley de la carrera y situación del personal de la Policía Nacional del Perú.

b)	Para el caso de las Fuerzas Armadas: i) los procesos de ascensos de oﬁciales superiores y subalternos en el marco de la Ley Nº 29108, Ley de ascensos de oﬁciales de las Fuerzas Armadas; y, ii) los procesos de ascensos de supervisores, técnicos y suboﬁciales u oﬁciales de mar en el marco de la Ley Nº 31251, Ley de ascensos de supervisores, técnicos y suboﬁciales u oﬁciales de mar de las Fuerzas Armadas.

Para tal efecto, dicho costo total anualizado, en ningún caso, debe superar los recursos previstos en el Presupuesto Institucional de Apertura (PIA) del presente año ﬁscal de los pliegos involucrados previsto en las partidas de gasto 2.1.1 “Retribuciones y Complementos en Efectivo” y 2.1.3 “Contribuciones a la Seguridad Social” sin considerar la Especíﬁca del Gasto 2.1.1 7.1.4 “Personal Militar y Policial del primer año de servicio”.

85.3	La solicitud de opinión favorable se presenta al Ministerio de Economía y Finanzas hasta el 05 de julio de 2024, para ﬁnes de ser considerada como insumo para las fases de Programación Multianual Presupuestaria y Formulación Presupuestaria.

85.4	Con la opinión favorable de la Dirección General de Presupuesto Público, la Dirección General de Gestión Fiscal de los Recursos Humanos realiza el registro de oﬁcio en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP).

85.5	La Dirección General de Presupuesto Público en coordinación con la Dirección General de Gestión Fiscal de los Recursos Humanos, establece, de ser necesario, los lineamientos para la aplicación de lo establecido en el presente artículo. El cumplimiento de lo dispuesto en el presente artículo se efectúa bajo responsabilidad del titular de las entidades señaladas.

Artículo 86. Aprobación de disposiciones para el otorgamiento de gastos por cambio de colocación del personal policial de la Policía Nacional del Perú y del personal militar de las Fuerzas Armadas

Se autoriza, durante el Año Fiscal 2024, al Ministerio de Economía y Finanzas a aprobar mediante decreto supremo refrendado por el ministro de Economía y Finanzas, el ministro del Interior y el ministro de Defensa, a propuesta de estos últimos, los montos y disposiciones necesarias para el personal policial de la Policía Nacional del Perú y del personal militar de las Fuerzas Armadas que sean cambiados de colocación.

Artículo 87. Medidas para el ﬁnanciamiento de acciones de apoyo de las Fuerzas Armadas (FFAA) y/o de la Policía Nacional del Perú (PNP)

87.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Defensa, hasta por la suma de S/ 37 459 050,00 (TREINTA Y SIETE MILLONES CUATROCIENTOS CINCUENTA Y NUEVE MIL CINCUENTA Y 00/100 SOLES), en la Actividad 5005261 “Servicio de Apoyo a Otras Entidades”, por la fuente de ﬁnanciamiento Recursos Ordinarios, para lo siguiente:

a)	Hasta por la suma de S/ 9 528 183,00 (NUEVE MILLONES QUINIENTOS VEINTIOCHO MIL CIENTO OCHENTA Y TRES Y 00/100 SOLES), para ﬁnanciar el apoyo que brindan las Fuerzas Armadas (FFAA) al Ministerio de Desarrollo e Inclusión Social, para el traslado de alimentos en el marco del Programa Nacional de Alimentación Escolar Qali Warma.

b)	Hasta por la suma de S/ 1 400 000,00 (UN MILLÓN CUATROCIENTOS MIL Y 00/100 SOLES), para ﬁnanciar el apoyo que brindan las Fuerzas Armadas (FFAA) al Ministerio de Desarrollo e Inclusión Social, para la ejecución de operativos de pago de las subvenciones a cargo del Programa Nacional de Apoyo Directo a los Más Pobres - JUNTOS y del Programa Nacional de Asistencia Solidaria - PENSIÓN 65.

c)	Hasta por la suma de S/ 26 530 867,00 (VEINTISEIS MILLONES QUINIENTOS TREINTA MIL OCHOCIENTOS SESENTA Y SIETE Y 00/100 SOLES), para ﬁnanciar el apoyo que brinden las Fuerzas Armadas (FFAA) a los pliegos presupuestarios del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, para transporte aéreo, terrestre y/o ﬂuvial, de pasajeros y/o de bienes, valores y/o suministros, que permitan un mejor cumplimiento de sus funciones, y que cuenten con convenios suscritos para dicho ﬁn, con excepción del apoyo que brinden las Fuerzas Armadas (FFAA) a otras entidades para la atención de emergencias por desastres naturales y emergencias sanitarias, para lo cual no se requiere convenio.

87.2	Las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales que soliciten el apoyo de las Fuerzas Armadas (FFAA) y/o de la Policía Nacional del Perú (PNP) para el transporte aéreo, terrestre y/o ﬂuvial, de pasajeros y/o de bienes, valores y/o suministros y equipos, entre otros, que permitan un mejor cumplimiento de sus funciones, quedan autorizadas para realizar transferencias ﬁnancieras a favor del pliego Ministerio de Defensa y/o Ministerio del Interior, según corresponda, para ﬁnanciar los gastos asociados al apoyo prestado, y en el caso del apoyo prestado por el Ministerio de Defensa, solo si el gasto certiﬁcado por el apoyo que brinden supera los montos asignados en los literales a), b) y c) del numeral precedente, de corresponder. Previamente a la realización de las referidas transferencias, el Ministerio de Defensa, a través de su oﬁcina de presupuesto o la que haga sus veces, informa al Ministerio de Economía y Finanzas que los recursos asignados en el presente artículo son destinados a servicios de apoyo realizados y/o por realizar, asociando los costos operativos con dichos servicios.

87.3	Las transferencias ﬁnancieras autorizadas en el numeral precedente se realizan, en el caso de las entidades del Gobierno Nacional mediante resolución del titular del pliego, y en el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente, requiriéndose en ambos casos el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad. La resolución del titular del pliego y el acuerdo del Consejo Regional se publican en el diario oﬁcial El Peruano, y el acuerdo del Concejo Municipal se publica en su sede digital.

87.4	Los saldos de los recursos transferidos por las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales a favor del Ministerio de Defensa y/o Ministerio del Interior, según corresponda, mediante las transferencias ﬁnancieras realizadas en el marco de lo autorizado en los numerales 87.2 y 87.3 del presente artículo, no devengados al 31 de diciembre de 2024, deben ser revertidos al tesoro público por el Ministerio de Defensa y/o Ministerio del Interior, según corresponda, bajo responsabilidad del titular de la entidad.

87.5	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el mismo.

87.6	Los gastos que irroguen los servicios de apoyo que brinden las Fuerzas Armadas (FFAA) y la Policía Nacional del Perú (PNP) a otras entidades, se ﬁnancian con cargo al presupuesto institucional del Ministerio de Defensa, del Ministerio del Interior, y de las entidades receptoras de los servicios de apoyo, según corresponda, sin demandar recursos adicionales al tesoro público. La entidad pública que transﬁere es responsable del monitoreo, seguimiento y cumplimiento de los ﬁnes para los cuales fueron entregados los recursos.

Artículo 88. Financiamiento de inversiones en materia de seguridad ciudadana

88.1	Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos para lo siguiente:

a)	En el presupuesto institucional del pliego Ministerio del Interior, hasta por la suma de S/ 43 046 351,00 (CUARENTA Y TRES MILLONES CUARENTA Y SEIS MIL TRESCIENTOS CINCUENTA Y UNO Y 00/100 SOLES) en la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar la continuidad de la ejecución de proyectos de inversión previamente priorizados conforme a los ﬁnes del Fondo Especial para la Seguridad Ciudadana, creado por el Decreto de Urgencia Nº 052-2011.

b)	En el presupuesto institucional del pliego Ministerio del Interior, hasta por la suma de S/ 11 589 439,00 (ONCE MILLONES QUINIENTOS OCHENTA Y NUEVE MIL CUATROCIENTOS TREINTA Y NUEVE Y 00/100 SOLES) en la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar proyectos de inversión en materia de seguridad ciudadana en gobiernos locales, priorizados según los criterios aprobados por la Resolución Ministerial a la que se reﬁere el numeral 88.4 del presente artículo.

c)	En el presupuesto institucional del pliego Ministerio del Interior, hasta por la suma de S/ 20 073 580,00 (VEINTE MILLONES SETENTA Y TRES MIL QUINIENTOS OCHENTA Y 00/100 SOLES) en la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar la continuidad de proyectos de inversión en materia de seguridad ciudadana, previamente priorizados en el marco del Fondo Especial para la Seguridad Ciudadana, y que presenten ejecución física de la inversión, así como para el ﬁnanciamiento de la ejecución de proyectos de inversión caliﬁcados en el marco de dicho Fondo.

88.2	Para los ﬁnes de los literales b) y c) del numeral precedente, se autoriza al Ministerio del Interior a realizar modiﬁcaciones presupuestarias en el nivel institucional a favor de los gobiernos locales, las que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro del Interior, a solicitud de este último. Dichos decretos supremos se publican hasta el 30 de abril de 2024. Las propuestas de decreto supremo correspondientes para la aplicación de lo autorizado en los literales b) y c) del numeral 88.1 del presente artículo se presentan al Ministerio de Economía y Finanzas hasta el 09 de abril de 2024.

88.3	Los recursos a los que se reﬁeren los literales b) y c) del numeral 88.1 no pueden ser destinados a ﬁnes distintos a los establecidos en el presente artículo.

88.4	Los recursos a los que se reﬁere el literal b) del numeral 88.1 del presente artículo se enmarcan en las mismas formalidades, mecanismos y procedimientos aprobados en la normativa del Fondo Especial para la Seguridad Ciudadana, en lo que les fuera aplicable. Para dicha aplicación, mediante Resolución Ministerial, el Ministerio del Interior aprueba las disposiciones para la priorización de la asignación de recursos a inversiones en gobiernos locales en el marco del Fondo Especial para la Seguridad Ciudadana, las cuales deben incluir criterios de población, incidencia delictiva a nivel distrital o provincial, priorización con respecto a brechas de inversión en seguridad ciudadana a nivel territorial, así como la pertinencia de las inversiones con relación a las necesidades del territorio en materia de seguridad ciudadana. La Resolución Ministerial a la que se reﬁere el presente párrafo se publica hasta el 12 de enero de 2024.

Artículo 89. Financiamiento para la reducción de delitos y faltas que afectan la seguridad ciudadana en gobiernos locales

89.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto institucional de treinta y seis (36) gobiernos locales, hasta por la suma de S/ 251 668 693,00 (DOSCIENTOS CINCUENTA Y UN MILLONES SEISCIENTOS SESENTA Y OCHO MIL SEISCIENTOS NOVENTA Y TRES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para el fortalecimiento de los servicios de seguridad ciudadana.

89.2	Para efectos de lo establecido en el numeral precedente, los treinta y seis (36) gobiernos locales deben sujetarse a los lineamientos que apruebe el Ministerio del Interior, previa opinión de la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas, los que incluyen, entre otros, las condiciones y mecanismos de seguimiento. La propuesta de lineamientos del Ministerio del Interior se presenta al Ministerio de Economía y Finanzas hasta el 05 de enero de 2024. Los lineamientos aprobados se publican en la sede digital del Ministerio del Interior hasta el 15 de enero de 2024.

89.3	El ﬁnanciamiento otorgado para la ejecución del Programa Presupuestal “Reducción de delitos y faltas que afectan la seguridad ciudadana” no debe afectar la recaudación ni los servicios municipales que los gobiernos locales implementan con cargo a los recursos de su presupuesto institucional por la fuente de ﬁnanciamiento Recursos Directamente Recaudados.

89.4	Los recursos a los que se reﬁere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos para los cuales son asignados.

Artículo 90. Autorización al Ministerio del Interior para destinar los recursos generados por la imposición de papeletas por infracciones al Reglamento Nacional de Tránsito para ﬁnanciar la adquisición de bienes y/o servicios, adquisición de activos no ﬁnancieros y la ejecución de inversiones

90.1	Se autoriza, durante el Año Fiscal 2024, al Ministerio del Interior para que los recursos generados por la imposición de papeletas por infracciones al Reglamento Nacional de Tránsito provenientes de los convenios suscritos o de los que se suscriban en adelante entre las municipalidades y la Policía Nacional del Perú, puedan ser destinados a la adquisición de bienes y/o servicios y adquisición de activos no ﬁnancieros, así como a la ejecución de inversiones en el marco del Decreto Legislativo Nº 1252, a ﬁn de contribuir a la operatividad de la función policial a nivel nacional.

90.2	Dichos recursos públicos, bajo responsabilidad del titular de la entidad, deben ser destinados sólo a los ﬁnes para los cuales se autoriza en el presente artículo.

Artículo 91. Autorización para continuar otorgando la entrega económica por servicios extraordinarios al personal policial

91.1	Se autoriza al Ministerio del Interior, durante el Año Fiscal 2024, para continuar otorgando la entrega económica por servicios extraordinarios al personal policial que encontrándose de vacaciones, permiso o franco preste servicios de manera voluntaria en las entidades del sector público y/o del sector privado, previa celebración de convenio, en el marco de lo dispuesto en la Sexta Disposición Complementaria Final del Decreto Legislativo Nº 1267, Ley de la Policía Nacional del Perú, y conforme a lo establecido en el Decreto Supremo Nº 152-2017- EF.

91.2	Para tal efecto, el Ministerio del Interior queda exceptuado de las restricciones establecidas en el artículo 6 de la presente ley.

Artículo 92. Adquisición de Indumentaria Bomberil y Equipos de Protección Respiratoria Autocontenido para la Intendencia Nacional de Bomberos del Perú

92.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 9 121 360,00 (NUEVE MILLONES CIENTO VEINTIÚN MIL TRESCIENTOS SESENTA Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor del pliego Intendencia Nacional de Bomberos del Perú, exclusivamente, para ﬁnanciar la adquisición de indumentaria de faena para los bomberos voluntarios a nivel nacional.

92.2	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 19 719 356,00 (DIECINUEVE MILLONES SETECIENTOS DIECINUEVE MIL TRESCIENTOS CINCUENTA Y SEIS Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor del pliego Intendencia Nacional de Bomberos del Perú, exclusivamente, para ﬁnanciar la adquisición de Equipos de Protección Respiratoria Autocontenido (EPRA).

92.3	Los recursos a los que se reﬁere el numeral precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

CAPÍTULO XI

DISPOSICIONES ESPECIALES EN MATERIA DE EDUCACIÓN

Artículo 93. Compromisos de desempeño en materia de educación

93.1	Se autoriza al pliego Ministerio de Educación para efectuar modiﬁcaciones presupuestarias en el nivel institucional en el presupuesto del Año Fiscal 2024, a favor de las unidades ejecutoras de educación de los gobiernos regionales, hasta por la suma de S/ 100 000 000,00 (CIEN MILLONES Y 00/100 SOLES), para el ﬁnanciamiento de las intervenciones priorizadas por el Ministerio de Educación, así como para el ﬁnanciamiento de los bienes, servicios, equipamiento, acondicionamiento y mantenimiento de infraestructura de los Programas Presupuestales “Logros de Aprendizaje de Estudiantes de la Educación Básica Regular”, “Incremento en el acceso de la población a los servicios educativos públicos de la Educación Básica”, “Inclusión de niños, niñas y jóvenes con discapacidad en la educación básica y técnico productiva”, “Mejora de la formación en carreras docentes en institutos de educación superior no universitaria”, “Fortalecimiento de la educación superior tecnológica” y “Reducción de la vulnerabilidad y atención de emergencias por desastres”, así como acciones centrales y asignaciones presupuestarias que no resultan en productos. Lo establecido en el presente párrafo no incluye ﬁnanciamiento de contratación de personal.

Dichos recursos son transferidos previo cumplimiento de compromisos de desempeño para la adecuada provisión de servicios educativos de calidad. Los compromisos y lineamientos son deﬁnidos mediante resolución ministerial del Ministerio de Educación, que se encuentran relacionados, entre otros, a las siguientes acciones:

a)	Gestión oportuna de los recursos e insumos educativos que permitan una adecuada provisión del servicio educativo.

b)	Generación de condiciones para la mejora de la calidad de enseñanza y del proceso formativo de los estudiantes, que contribuyan a una mejor provisión del servicio educativo.

c)	Fortalecimiento de servicios complementarios enfocados en la atención de las necesidades de los estudiantes.

93.2	La resolución ministerial a la que se reﬁere el numeral precedente debe ser aprobada hasta el 31 de enero de 2024.

93.3	Los recursos a los que se reﬁere el presente artículo, en lo que corresponda, son transferidos, según cronograma y las disposiciones que establezca el Ministerio de Educación para tal ﬁn. Para tal efecto, las modiﬁcaciones presupuestarias en el nivel institucional autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, debiéndose publicar el decreto supremo correspondiente hasta el 17 de julio de 2024.

Artículo 94. Financiamiento de intervenciones y acciones pedagógicas

94.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en los gobiernos regionales y gobiernos locales, hasta por la suma de S/ 560 717 746,00 (QUINIENTOS SESENTA MILLONES SETECIENTOS DIECISIETE MIL SETECIENTOS CUARENTA Y SEIS Y 00/100 SOLES), para ﬁnanciar las intervenciones y acciones pedagógicas, de acuerdo a las condiciones o disposiciones complementarias para la ejecución de los recursos, que apruebe el Ministerio de Educación, mediante Resolución Ministerial, hasta el 05 de enero de 2024.

94.2	Se ha asignado en el presupuesto institucional del Gobierno Regional del departamento de Ayacucho, el monto de S/ 31 584, 00 (TREINTA Y UN MIL QUINIENTOS OCHENTA Y CUATRO Y 00/100 SOLES); del Gobierno Regional del departamento de Loreto, el monto de S/ 1 380 000,00 (UN MILLÓN TRESCIENTOS OCHENTA MIL Y 00/100 SOLES); y, del Gobierno Regional del departamento de Puno, el monto de S/ 420 000,00 (CUATROCIENTOS VEINTE MIL Y 00/100 SOLES), para ﬁnanciar el alquiler de locales para el funcionamiento de los Colegios de Alto Rendimiento (COAR), en el marco del Modelo de Servicio Educativo para la Atención de Estudiantes con Habilidades Sobresalientes.

94.3	Los recursos a los que se reﬁere el presente artículo no deben destinarse a ﬁnes distintos de aquellos para los cuales fueron asignados, bajo responsabilidad, debiendo ejecutarse conforme a las condiciones o disposiciones que para tal efecto establece el Ministerio de Educación y a la normatividad de la materia.

94.4	El Ministerio de Educación, en un plazo que no exceda el 31 de enero de 2024, mediante resolución del titular, aprueba la relación de materiales educativos para la Educación Básica correspondiente a las dotaciones 2025, 2026 y 2027. Dicha relación debe contener, como mínimo, las cantidades de cada material, así como sus pesos promedios respectivos, beneﬁciario atendido, nivel educativo y la modalidad de obtención del material; tomando en consideración la Asignación Presupuestaria Multianual (APM) 2025 y 2026. El Ministerio de Educación, en un plazo no mayor al 18 de octubre de 2024, remite al Ministerio de Economía y Finanzas el cuadro de distribución de materiales educativos para el año escolar 2025, a nivel de institución educativa, y las demás disposiciones que fueran necesarias para su adecuada implementación.

Artículo 95. Mantenimiento y acondicionamiento de locales educativos

95.1	Se autoriza al Ministerio de Educación para ﬁnanciar, durante el Año Fiscal 2024, con cargo a los recursos de su presupuesto institucional, bajo el mecanismo previsto en el numeral 95.2 del presente artículo, lo siguiente:

a)	El Programa de Mantenimiento de los Locales Educativos 2024, que incluye el mantenimiento preventivo y/o correctivo de locales educativos públicos, el mejoramiento de los servicios de agua, saneamiento y electricidad, mantenimiento preventivo y/o correctivo de bicicletas y la implementación del equipamiento de ciclista en el marco de la intervención Rutas Solidarias, hasta por la suma de S/ 296 602 800,00 (DOSCIENTOS NOVENTA Y SEIS MILLONES SEISCIENTOS DOS MIL OCHOCIENTOS Y 00/100 SOLES), los que consideran hasta S/ 2 000 000,00 (DOS MILLONES Y 00/100 SOLES) para el mantenimiento preventivo y/o correctivo de bicicletas y la implementación del equipamiento de seguridad en el marco de la intervención Rutas Solidarias, y hasta por la suma de S/ 1 602 800,00 (UN MILLON SEISCIENTOS DOS MIL OCHOCIENTOS Y 00/100 SOLES) para la contratación de servicios de seguimiento, monitoreo, evaluación y asistencia técnica de las actividades previstas en el citado Programa.

b)	El acondicionamiento de locales educativos para la mejora de condiciones de accesibilidad y para la atención de estudiantes con necesidades educativas especiales asociadas a discapacidad, hasta por la suma de S/ 5 096 920,00 (CINCO MILLONES NOVENTA Y SEIS MIL NOVECIENTOS VEINTE Y 00/100 SOLES), los que consideran hasta por la suma de S/ 96 920,00 (NOVENTA Y SEIS MIL NOVECIENTOS VEINTE Y 00/100 SOLES) para la contratación de servicios de seguimiento, monitoreo, evaluación y asistencia técnica, conforme a la focalización que apruebe el Ministerio de Educación.

95.2	Los montos para los ﬁnes señalados en el numeral 95.1, son desembolsados de manera directa, bajo la modalidad de subvenciones, mediante el abono en una cuenta abierta en el Banco de la Nación a nombre del personal de la institución educativa pública, según corresponda, de acuerdo con las disposiciones establecidas mediante resolución ministerial del Ministerio de Educación. Dichos montos son desembolsados de manera directa, a excepción de los montos destinados para la contratación de servicios de seguimiento, monitoreo, evaluación y asistencia técnica.

95.3	El Ministerio de Educación, mediante resolución del titular del pliego, hasta el 31 de enero de 2024, aprueba las disposiciones que resulten necesarias para la aplicación de lo establecido en el presente artículo, las cuales incluyen los mecanismos para la apertura de cuentas, utilización de los recursos, y de devolución ante la no utilización de los recursos, así como el plazo hasta el cual se ejecuta lo dispuesto en los numerales 95.1 y 95.2 del presente artículo.

95.4	El Ministerio de Educación, a través del Programa Nacional de Infraestructura Educativa, dentro del primer trimestre del 2025, elabora un informe sobre los resultados de las acciones desarrolladas y el seguimiento de los gastos efectuados en el marco de lo establecido en el presente artículo. Dicho informe se debe publicar en la sede digital del Ministerio de Educación.

95.5	Los recursos desembolsados de manera directa bajo la modalidad de subvenciones, transferidos o habilitados en el marco del presente artículo no pueden ser destinados, bajo responsabilidad, a ﬁnes distintos para los cuales son autorizados.

Artículo 96. Autorización para ﬁnanciamiento de subvenciones para la implementación de propuestas de servicio educativo en el ámbito rural

96.1	Se autoriza, excepcionalmente, al Ministerio de Educación con cargo a los recursos de su presupuesto institucional del Año Fiscal 2024, para otorgar subvenciones, hasta por el monto de S/ 5 715 293,00 (CINCO MILLONES SETECIENTOS QUINCE MIL DOSCIENTOS NOVENTA Y TRES Y 00/100 SOLES) a favor de entidades privadas sin ﬁnes de lucro e instituciones comprendidas en el Acuerdo Internacional aprobado por Decreto Ley Nº 23211, en el marco de lo dispuesto en la Ley Nº 28044, Ley General de Educación y su Reglamento, aprobado por Decreto Supremo Nº 011-2012-ED, para la implementación de propuestas de servicio educativo en el ámbito rural en instituciones educativas públicas del nivel de educación primaria multigrado monolingüe castellano y en las que brindan el servicio educativo bajo los Modelos de Servicio Educativo de Secundaria con Residencia Estudiantil, Secundaria en Alternancia y Secundaria Tutorial, del ámbito rural.

96.2	Las subvenciones a las que se reﬁere el numeral precedente se aprueban mediante resolución del titular del pliego Ministerio de Educación, previa suscripción de convenio, para lo cual se requiere el informe favorable de la oﬁcina de presupuesto o la que haga sus veces. La resolución del titular del pliego se publica en el diario oﬁcial El Peruano.

96.3	El Ministerio de Educación es responsable de evaluar la implementación de las propuestas de servicio educativo, así como de efectuar el monitoreo, seguimiento y cumplimiento de los ﬁnes y metas para los cuales fueron entregados los recursos públicos y asegurar la rendición de cuentas de los recursos ﬁnancieros otorgados en la subvención.

96.4	El Ministerio de Educación, mediante resolución de su titular, establece los requisitos y disposiciones para el otorgamiento, ejecución y rendición de cuentas de los recursos ﬁnancieros otorgados mediante subvenciones, la referida resolución debe emitirse en un plazo no mayor de sesenta (60) días calendario desde la vigencia de la presente ley. Dichos recursos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su otorgamiento conforme al presente artículo.

96.5	La aplicación de lo establecido en el presente artículo se ﬁnancia con cargo al presupuesto institucional del Ministerio de Educación, sin demandar recursos adicionales al tesoro público.

Artículo 97. Subvenciones a Federaciones Deportivas

97.1	Se autoriza, en el Año Fiscal 2024, al Instituto Peruano del Deporte (IPD), según los resultados alcanzados en la evaluación de los indicadores de desempeño establecidos en la normativa interna que regula el otorgamiento de subvenciones a favor de las Federaciones Deportivas Nacionales y la Asociación Nacional Paraolímpica del Perú, para modiﬁcar el Anexo A de la presente ley, mediante decreto supremo refrendado por el Ministerio de Educación, el cual se publica en los portales institucionales del IPD y del Ministerio de Educación, dentro de los tres (03) días hábiles contados a partir de la publicación del citado decreto supremo en el diario oﬁcial El Peruano. Dependiendo de la fecha de presentación de la solicitud de modiﬁcación del Anexo A, se consideran los resultados alcanzados en la evaluación de los indicadores de desempeño aprobados en el 2023 o en el primer semestre del 2024.

97.2	Para el otorgamiento de las subvenciones, las instituciones antes señaladas suscriben Convenios de Asignación por Desempeño con el IPD, según los criterios técnicos que este último establezca respecto de su otorgamiento, en los cuales se establecen los requisitos y condiciones para su otorgamiento, total o parcial, y se incluyen los indicadores de desempeño aprobados previamente por el IPD conforme a la normativa que para tal efecto haya establecido dicha entidad. Los convenios se publican en la sede digital del IPD.

97.3	El IPD remite a la Dirección General de Presupuesto Público, en el mes de enero de 2025, informes conteniendo la evaluación del cumplimiento y de los resultados alcanzados en los indicadores de desempeño establecidos en los Convenios de Asignación por Desempeño.

Artículo 98. Subvenciones económicas a favor de graduados y estudiantes de pregrado para el desarrollo de actividades académicas y de investigación

98.1	Se autoriza, excepcionalmente, durante el Año Fiscal 2024, a las universidades públicas, con cargo a los recursos de su presupuesto institucional por toda fuente de ﬁnanciamiento, para otorgar subvenciones económicas a favor de graduados y estudiantes de pregrado para el ﬁnanciamiento de actividades académicas y de investigación formativa, a través de pasantías, participación en congresos, intercambios estudiantiles nacionales e internacionales, entre otros tipos de movilidad estudiantil; así como concursos de investigación e innovación, entre otros ﬁnes, vinculados a lo señalado en el artículo 48 de la Ley Nº 30220, Ley Universitaria. Asimismo, autorizar el otorgamiento de subvenciones económicas a favor de graduados y estudiantes de pregrado para el desarrollo de trabajo de investigación y/o tesis, según corresponda, para obtener el grado de bachiller y/o título profesional a nivel de pregrado. El Ministerio de Educación aprueba los lineamientos para el presente artículo en un plazo máximo de treinta (30) días calendario de la entrada en vigencia de la presente ley.

Dichas subvenciones se aprueban mediante resolución del titular del pliego, o a quien éste delegue, requiriéndose el informe favorable previo de su oﬁcina de presupuesto o la que haga sus veces.

98.2	Cada universidad pública es responsable del monitoreo y seguimiento de la subvención, lo que incluye el monitoreo ﬁnanciero de los recursos otorgados, y del cumplimiento de los ﬁnes y metas para los cuales fueron entregados los recursos públicos. Dichos recursos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su otorgamiento conforme al presente artículo.

98.3	Mediante resolución del titular, cada universidad pública debe establecer los mecanismos para la rendición de cuentas de los recursos otorgados mediante subvenciones en el marco del presente artículo.

Artículo 99. Financiamiento de la implementación progresiva de la boniﬁcación especial para el docente investigador de las universidades públicas

99.1	Se autoriza al Ministerio de Educación, durante el Año Fiscal 2024, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al tesoro público, para efectuar modiﬁcaciones presupuestarias en el nivel institucional a favor de las universidades públicas, hasta por la suma de S/ 25 475 932,00 (VEINTICINCO MILLONES CUATROCIENTOS SETENTA Y CINCO MIL NOVECIENTOS TREINTA Y DOS Y 00/100 SOLES), para el ﬁnanciamiento de la implementación progresiva de lo dispuesto en el artículo 86 de la Ley Nº 30220, Ley Universitaria, respecto a los docentes ordinarios investigadores, de acuerdo a los montos, criterios y condiciones que se aprueben mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último. La propuesta de decreto supremo se presenta ante el Ministerio de Economía y Finanzas, a más tardar hasta el 09 de febrero de 2024, debiendo publicarse el decreto supremo hasta el 1 de marzo de 2024.

99.2	Las modiﬁcaciones presupuestarias autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, el mismo que se publica hasta el 26 de abril de 2024.

99.3	Para la aplicación de lo dispuesto en el presente artículo, se exceptúa a las universidades públicas de lo establecido en el artículo 6 de la presente ley.

Artículo 100. Medidas en materia de becas y créditos educativos

100.1	Con el propósito de asegurar la sostenibilidad de la ejecución de gasto, es requisito que la creación y/o la ampliación de la meta física de becas y/o créditos, a solicitud del pliego Ministerio de Educación, cuente con previo informe favorable de la Dirección General de Presupuesto Público, salvo en los casos que la ampliación de la meta física sea consecuencia del empate técnico en los resultados de la convocatoria de becas y/o créditos.

100.2	Las solicitudes de informe favorable para la creación de la meta física de becas y/o créditos, solo pueden ser presentadas a la Dirección General de Presupuesto Público hasta el 31 de mayo de 2024.

100.3	Las solicitudes de informe favorable para la ampliación de la meta física de becas y/o créditos, solo pueden ser presentadas a la Dirección General de Presupuesto Público hasta el 31 de julio de 2024.

Artículo 101. Financiamiento de Proyectos de Innovación y Desarrollo Educativo

101.1	Se autoriza al Ministerio de Educación, durante el Año Fiscal 2024, a otorgar subvenciones, para el ﬁnanciamiento de proyectos de innovación y desarrollo educativo. Dichas subvenciones se ﬁnancian, con cargo a los recursos del presupuesto institucional de dicho Ministerio, hasta por la suma de S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES), y se aprueban mediante resolución del titular del pliego Ministerio de Educación.

101.2	Los montos para los ﬁnes señalados en el numeral 101.1 son desembolsados de manera directa, bajo la modalidad de subvenciones, mediante el abono en una cuenta abierta en el Banco de la Nación, a nombre del personal de la institución educativa pública, según corresponda, de acuerdo con las disposiciones que se establezcan mediante Resolución Ministerial del Ministerio de Educación. Dichos montos son desembolsados de manera directa.

101.3	El Ministerio de Educación, mediante resolución del titular del pliego, en un plazo no mayor de treinta (30) días calendario contados a partir de la vigencia de la presente ley, aprueba las disposiciones que resulten necesarias para la aplicación de lo establecido en el presente artículo, las cuales incluyen los plazos para la apertura de cuentas, utilización de los recursos, rendición de cuentas y devolución ante la no utilización de los recursos dispuestos en los numerales 101.1 y 101.2 del presente artículo.

101.4	El Ministerio de Educación, dentro del primer trimestre del 2025, elabora un informe sobre los resultados de las acciones desarrolladas y el seguimiento de los gastos efectuados en el marco de lo establecido en el presente artículo. Dicho informe se debe publicar en la sede digital del Ministerio de Educación.

101.5	Los recursos otorgados en el marco del presente artículo no pueden ser destinados, bajo responsabilidad, a ﬁnes distintos para los cuales son autorizados.

Artículo 102. Autorización a la Universidad Nacional Autónoma de Huanta para otorgar subvenciones

102.1	Se autoriza, excepcionalmente, durante el Año Fiscal 2024, a la Universidad Nacional Autónoma de Huanta, para otorgar subvenciones a favor de la Universidad de Cambridge-Reino Unido, de acuerdo con el convenio suscrito entre ambas universidades para la ejecución de actividades de colaboración académica y/o de investigación.

102.2	Dichas subvenciones se aprueban mediante resolución del titular del pliego, en el marco del acuerdo de colaboración al que se reﬁere el numeral precedente y con el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad. La resolución del titular del pliego se publica en el diario oﬁcial El Peruano.

102.3	Lo establecido en el presente artículo se ﬁnancia con cargo a los recursos del presupuesto institucional de la Universidad Nacional Autónoma de Huanta, por la fuente de ﬁnanciamiento Recursos Determinados, sin demandar recursos adicionales al tesoro público.

102.4	Los recursos públicos, bajo responsabilidad, deben ser destinados sólo a los ﬁnes para los cuales se autoriza su otorgamiento conforme al presente artículo.

Artículo 103. Autorización para el otorgamiento de subvenciones a los ganadores del Premio Nacional de Narrativa y Ensayo “José María Arguedas”

103.1	Se autoriza, durante el Año Fiscal 2024, al Ministerio de Educación, a otorgar subvenciones a favor de los ganadores del primer puesto, de cada categoría en la etapa nacional, del Premio Nacional de Narrativa y Ensayo “José María Arguedas”, creado mediante Ley Nº 28898, realizado en el 2023, hasta por el monto de S/ 30 000,00 (TREINTA MIL Y 00/100 SOLES).

103.2	Dichas subvenciones se aprueban mediante resolución del titular del pliego Ministerio de Educación, previo informe favorable de la oﬁcina de presupuesto o la que haga sus veces en dicho pliego y se publican en el diario oﬁcial El Peruano y en la sede digital del referido Ministerio.

103.3	Lo establecido en el presente artículo se ﬁnancia con cargo al presupuesto institucional del Ministerio de Educación, sin demandar recursos adicionales del tesoro público.

Artículo 104. Financiamiento para el modelo de ejecución de inversiones públicas en educación

104.1	Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, en el pliego Ministerio de Educación se han asignado recursos, hasta por la suma de S/ 1 200 498 323,00 (MIL DOSCIENTOS MILLONES CUATROCIENTOS NOVENTA Y OCHO MIL TRESCIENTOS VEINTITRES Y 00/100 SOLES), para ﬁnanciar los gastos de operatividad, la Asistencia Técnica Especializada y la ejecución de la cartera de inversiones del Anexo del artículo 1 del Decreto Supremo Nº 011-2020-MINEDU del Proyecto Especial de Inversión Pública Escuelas Bicentenario, creado por el citado decreto supremo.

La cartera de inversiones del Proyecto Especial de Inversión Pública Escuelas Bicentenario se ﬁnancia hasta por la suma de S/ 832 119 450,00 (OCHOCIENTOS TREINTA Y DOS MILLONES CIENTO DIECINUEVE MIL CUATROCIENTOS CINCUENTA Y 00/100 SOLES), con el saldo presupuestal de libre disponibilidad de la fuente de ﬁnanciamiento Recursos Ordinarios del año 2023 al que se hace referencia en el literal a) del artículo 18 del Decreto Legislativo Nº 1276 y cuyo procedimiento de determinación se establece en la Resolución Ministerial Nº 371-2008-EF/77. Para tal efecto, se exceptúa de la aplicación del literal a) del artículo 18 y del literal a) del numeral 20.3 del artículo 20 del Decreto Legislativo Nº 1276, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal del Sector Público No Financiero, disponiéndose, asimismo, que los recursos bajo el alcance del presente párrafo no pueden ser utilizados en la Reserva Secundaria de Liquidez (RSL) a que se reﬁere el numeral 16.4 del artículo 16 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

104.2	Se autoriza al Ministerio de Educación a realizar modiﬁcaciones presupuestarias en el nivel funcional programático a favor de la Asistencia Técnica Especializada y la cartera de inversiones del Proyecto Especial de Inversión Pública, con cargo a los recursos a los que se reﬁere el numeral 104.1. Para el ﬁn señalado en el presente numeral, las referidas modiﬁcaciones presupuestarias quedan exceptuadas de lo establecido en los numerales 11.1, 11.2 y 11.3 del artículo 11 de la presente ley.

104.3	Los recursos a los que se reﬁere el presente artículo, no pueden ser destinados bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en el presente artículo.

104.4	El numeral 104.1 del presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Artículo 105. Autorización para el uso de los recursos provenientes del canon, sobrecanon, regalías mineras, FOCAM y participación en renta de aduanas a las universidades públicas

105.1	Se autoriza, excepcionalmente, durante el Año Fiscal 2024, a las universidades públicas a destinar los recursos provenientes del canon, sobrecanon, regalías mineras, Fondo de Desarrollo Socioeconómico de Camisea (FOCAM) y participación en renta de aduanas, así como de saldos de balance generados por dichos conceptos, para:

a)	Hasta el cincuenta por ciento (50%), de dichos recursos en proyectos de inversión, inversiones de optimización, de ampliación marginal, de reposición y de rehabilitación, en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones.

b)	Hasta el diez por ciento (10%), para la elaboración de estudios de preinversión, bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones.

c)	Hasta el veinte por ciento (20%), en componentes de gasto corriente vinculados a proyectos de investigación, así como acciones de mantenimiento relacionadas a infraestructura, mobiliario, equipos y unidades vehiculares que realizan movilidad estudiantil.

d)	Hasta el cinco por ciento (5%), para software, licencias, patentes, y para acciones de renovación o modiﬁcación de licencia institucional.

Dichos recursos no podrán utilizarse, en ningún caso, para el pago de remuneraciones o retribuciones de cualquier índole.

El saldo restante se ejecuta en el marco de lo establecido en la Ley Nº 27506, Ley del Canon y sus modiﬁcatorias, la Ley Nº 28258, Ley de Regalía Minera y modiﬁcatorias, la Ley Nº 28451, Ley que crea el Fondo de Desarrollo Socioeconómico del Proyecto Camisea - FOCAM y sus modiﬁcatorias, y la Ley Nº 27613, Ley de Participación en Renta de Aduanas y modiﬁcatorias.

105.2	Se autoriza, excepcionalmente, durante el Año Fiscal 2024, a las universidades públicas, que cuentan con saldos de balance provenientes de las transferencias de canon efectuadas por los gobiernos regionales que se incorporaron en la fuente de ﬁnanciamiento Donaciones y Transferencias, para destinar:

a)	Hasta el cincuenta por ciento (50%), de dichos recursos en proyectos de inversión, inversiones de optimización, de ampliación marginal, de reposición y de rehabilitación, en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones.

b)	Hasta el diez por ciento (10%), para la elaboración de estudios de preinversión, bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones.

c)	Hasta el veinte por ciento (20%), en componentes de gasto corriente vinculados a proyectos de investigación, así como acciones de mantenimiento relacionadas a infraestructura, mobiliario, equipos y unidades vehiculares que realizan movilidad estudiantil.

d)	Hasta el cinco por ciento (5%), para software, licencias, patentes, y para acciones de renovación de licencia institucional y modiﬁcación de licencia institucional.

Dichos recursos no podrán utilizarse, en ningún caso, para el pago de remuneraciones o retribuciones de cualquier índole.

El saldo restante se ejecuta en el marco de lo establecido en la Ley Nº 27506, Ley del Canon y sus modiﬁcatorias, la Ley Nº 28258, Ley de Regalía Minera y modiﬁcatorias, la Ley Nº 28451, Ley que crea el Fondo de Desarrollo Socioeconómico del Proyecto Camisea - FOCAM y sus modiﬁcatorias, y la Ley Nº 27613, Ley de Participación en Renta de Aduanas y modiﬁcatorias.

105.3	Se exceptúa, sólo para los ﬁnes del presente artículo, a las universidades públicas de lo establecido en el numeral 11.3 del artículo 11 y de inciso i) del numeral 34.2 del artículo 34 de la presente ley y en el inciso 3 y los literales c) y d) del inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Artículo 106. Subvenciones económicas a favor de las personas naturales comprendidas dentro de los alcances de sentencias supranacionales o acuerdos de solución amistosa

106.1	Se autoriza al Ministerio de Educación, durante el Año Fiscal 2024, a otorgar subvenciones económicas a favor de personas naturales comprendidas dentro de los alcances de sentencias supranacionales o acuerdos de solución amistosa suscritos por el Estado Peruano, respecto al cumplimiento de las obligaciones o mandatos que por competencia deban ser ejecutadas por el Ministerio de Educación y, siempre que el cumplimiento de dichas obligaciones no pueda ser atendido directamente a través de los servicios que éste presta.

106.2	Las subvenciones a las que se reﬁere el presente artículo, se aprueban mediante resolución del titular del pliego, contando con el informe favorable de la Oﬁcina de Planiﬁcación Estratégica y Presupuesto y de la Oﬁcina General de Asesoría Jurídica, los mismos que son elaborados sobre la base de los informes técnicos de los órganos o unidades orgánicas correspondientes; cuyo monto se determina previamente mediante un acuerdo suscrito entre las partes. La resolución ministerial se publica en el diario oﬁcial El Peruano y aprueba el listado de beneﬁciarios, el monto, la ﬁnalidad y la forma de cumplimiento de la subvención a otorgar.

106.3	El Ministerio de Educación emite las disposiciones o instructivos adicionales que permitan la implementación de las sentencias supranacionales y/o acuerdos de solución amistosa suscritos por el Estado Peruano, así como el monitoreo seguimiento para la adecuada implementación de las subvenciones otorgadas.

106.4	Los beneﬁciarios de las subvenciones reguladas en el presente artículo, destinan los citados recursos únicamente a los ﬁnes para los cuales se autoriza su otorgamiento.

106.5	Las subvenciones a que hace referencia el presente artículo se ﬁnancian con cargo al presupuesto institucional del Ministerio de Educación, sin demandar recursos adicionales al tesoro público.

Artículo 107. Programa de transición a la Educación Superior

107.1	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Educación, hasta por la suma de S/ 21 426 211,00 (VEINTIUN MILLONES CUATROCIENTOS VEINTISEIS MIL DOSCIENTOS ONCE Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, destinados, exclusivamente, para ﬁnanciar la Implementación del Beneﬁcio de Preparación Preuniversitaria otorgado a postulantes al Concurso Beca 18.

107.2	Los recursos a los que hace referencia el numeral precedente no pueden ser destinados, bajo responsabilidad, a ﬁnes distintos para los cuales son asignados.

Artículo 108. Fortalecimiento y licenciamiento de institutos pedagógicos y tecnológicos

108.1	Se autoriza al Ministerio de Educación para efectuar modiﬁcaciones presupuestarias en el nivel institucional, a favor de los gobiernos regionales, hasta por la suma de S/ 169 200 517,00 (CIENTO SESENTA Y NUEVE MILLONES DOSCIENTOS MIL QUINIENTOS DIECISIETE Y 00/100 SOLES), para el ﬁnanciamiento de la ejecución de inversiones que contribuyan a la mejora de la infraestructura mobiliario y/o equipamiento educativo de las instituciones de educación superior tecnológicos y pedagógicos públicos y para la implementación del Modelo de Excelencia, en el marco del proceso de licenciamiento de acuerdo con los lineamientos que apruebe el Ministerio de Educación a través de resolución ministerial.

108.2	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto institucional del pliego Ministerio de Educación, hasta por la suma de S/ 15 762 756,00 (QUINCE MILLONES SETECIENTOS SESENTA Y DOS MIL SETECIENTOS CINCUENTA Y SEIS Y 00/100 SOLES) para ser utilizados para la contratación de servicios y la compra de bienes que tengan como ﬁnalidad el fortalecimiento de los institutos superiores tecnológicos y pedagógicos por parte de dicho pliego.

108.3	La resolución ministerial a la que se reﬁere el numeral 108.1 debe ser aprobada hasta el 02 de febrero de 2024.

108.4	Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, previa suscripción de convenio y de conformidad con los lineamientos que apruebe el Ministerio de Educación en el marco del presente artículo, hasta el 17 de julio de 2024.

108.5	Se autoriza al Ministerio de Educación, durante el Año Fiscal 2024, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al tesoro público, para efectuar modiﬁcaciones presupuestarias en el nivel institucional a favor de los gobiernos regionales, hasta por el monto de S/ 63 005 737,00 (SESENTA Y TRES MILLONES CINCO MIL SETECIENTOS TREINTA Y SIETE Y 00/100 SOLES), para ﬁnanciar la creación de nuevas plazas de docentes comprendidos bajo el alcance de la Ley Nº 30512, Ley de Institutos y Escuelas de Educación Superior y de la Carrera Pública de sus Docentes, para ﬁnanciar el ejercicio en las áreas de desempeño laboral de los docentes extraordinarios, altamente especializados, regulares, gestores pedagógicos y directores generales de los institutos de educación superior públicas a que se reﬁere el inciso j) del numeral 8.1 del artículo 8 de la presente ley.

108.6	Las modiﬁcaciones presupuestarias en el nivel institucional autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Educación, a solicitud de este último. Dicho decreto supremo se publica, hasta el 31 de marzo de 2024.

108.7	Los recursos a los que se reﬁere el presente artículo no deben destinarse a ﬁnes distintos de aquellos para los cuales fueron asignados, bajo responsabilidad, debiendo ejecutarse conforme a las disposiciones que para tal efecto establece el Ministerio de Educación y/o a la normatividad de la materia.

108.8	Se dispone, excepcionalmente, que para el caso de las instituciones educativas a las que se hace referencia en el numeral 108.5 del presente artículo, la evaluación y validación de las necesidades de las nuevas plazas por parte del Ministerio de Educación a que se reﬁere el artículo 16 de la Ley Nº 30281, Ley de Presupuesto del Sector Público para el Año Fiscal 2015, se efectúa sobre la base del padrón nominado de estudiantes registrados en el sistema de información que administre el Ministerio de Educación o, en su defecto, sobre la base del padrón nominado de estudiantes remitido por los gobiernos regionales, y validado por el Ministerio de Educación.

Artículo 109. Modiﬁcaciones presupuestarias con cargo a los recursos asignados para la implementación de las negociaciones colectivas en el Nivel Descentralizado Sectorial de Educación

109.1	Se autoriza al Ministerio de Educación, con cargo a los recursos de su presupuesto institucional asignado a la Especíﬁca del Gasto 2.5.6 1.1 2 “Gastos por implementación de la negociación colectiva - Nivel descentralizado en el ámbito sectorial”, a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático, así como en los casos que corresponda, en el nivel institucional a favor del Ministerio de Defensa, el Centro de Formación en Turismo - CENFOTUR y los gobiernos regionales. Las modiﬁcaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, el cual se publica hasta el 11 de marzo de 2024.

109.2	La propuesta de decreto supremo al que hace referencia el numeral precedente, se presenta al Ministerio de Economía y Finanzas hasta el 29 de febrero de 2024.

109.3	Para la aplicación de lo establecido en el presente artículo, en los casos que corresponda, se exceptúa al Ministerio de Educación y a los gobiernos regionales de lo dispuesto por el artículo 6, el numeral 9.1 del artículo 9 y el numeral 29.1 del artículo 29 de la presente ley.

Artículo 110. Medidas en materia de servicios complementarios para las universidades públicas

Se dispone, que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en las universidades públicas hasta por la suma de S/ 212 566 618,00 (DOSCIENTOS DOCE MILLONES QUINIENTOS SESENTA Y SEIS MIL SEISCIENTOS DIECIOCHO Y 00/100 SOLES) para el ﬁnanciamiento de sus servicios educacionales complementarios básicos, según el siguiente detalle:

a)	Hasta por la suma de S/ 173 898 341,00 (CIENTO SETENTA Y TRES MILLONES OCHOCIENTOS NOVENTA Y OCHO MIL TRESCIENTOS CUARENTA Y UNO Y 00/100 SOLES) en la ﬁnalidad 0394364. “Brindar Servicios de Alimentación en universidades públicas” para el ﬁnanciamiento del servicio complementario de comedor universitario.

b)	Hasta por la suma de S/ 22 815 972,00 (VEINTIDÓS MILLONES OCHOCIENTOS QUINCE MIL NOVECIENTOS SETENTA Y DOS Y 00/100 SOLES) en la ﬁnalidad 0394363. “Brindar servicios de transporte estudiantil en universidades públicas” para el ﬁnanciamiento del servicio complementario de transporte estudiantil.

c)	Hasta por la suma de S/ 15 852 305.00 (QUINCE MILLONES OCHOCIENTOS CINCUENTA Y DOS MIL TRESCIENTOS CINCO Y 00/100 SOLES) en la ﬁnalidad 0394361. “Brindar Servicios de salud en universidades públicas” para el ﬁnanciamiento del servicio complementario de salud universitaria y para la implementación de programas de salud mental que incluyan entre otros, estudios de prevalencia de factores psicológicos, sociales y tamizaje rápido entre la comunidad universitaria.

Artículo 111. Financiamiento para el saneamiento físico legal de inmuebles ocupados por instituciones educativas públicas a nivel nacional

Se autoriza, en el Año Fiscal 2024, al Ministerio de Educación a realizar modiﬁcaciones presupuestarias en el nivel institucional, previa suscripción de convenio, a favor del Organismo de Formalización de la Propiedad Informal – COFOPRI, hasta por la suma de S/ 2 000 000,00 (DOS MILLONES Y 00/100 SOLES) para ﬁnanciar el saneamiento físico legal de las instituciones educativas públicas a nivel nacional. Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último.

Artículo 112. Autorización al Ministerio de Educación para ﬁnanciar acciones en los gobiernos regionales

112.1	Se autoriza al Ministerio de Educación, con cargo a los recursos de su presupuesto institucional del Año Fiscal 2024, para efectuar modiﬁcaciones presupuestarias en el nivel institucional a favor de los gobiernos regionales, hasta por la suma de S/ 991 972 499,00 (NOVECIENTOS NOVENTA Y UN MILLONES NOVECIENTOS SETENTA Y DOS MIL CUATROCIENTOS NOVENTA Y NUEVE Y 00/100 SOLES), para las siguientes ﬁnalidades:

a)	El pago del subsidio de sepelio y luto correspondientes a los profesores nombrados y contratados en el marco de la Ley Nº 29944, Ley de Reforma Magisterial, y la Ley Nº 30328, Ley que establece medidas en materia educativa y dicta otras disposiciones.

b)	El pago de las asignaciones temporales y demás derechos, beneﬁcios y conceptos remunerativos correspondientes a los profesores en el marco de la Ley Nº 29944, Ley de Reforma Magisterial; el pago de la diferencia de la remuneración íntegra mensual de los profesores que ascienden en el marco del Concurso de Ascenso de Escala Magisterial establecido en la Ley Nº 29944, Ley de Reforma Magisterial.

c)	El pago de los derechos y beneﬁcios a los auxiliares de educación nombrados y contratados en el marco de la Ley Nº 30493, Ley que regula la política remunerativa del Auxiliar de Educación en las instituciones educativas públicas, en el marco de la Ley Nº 29944, Ley de Reforma Magisterial.

d)	El pago de la entrega económica y boniﬁcación por otorgamiento correspondiente a los condecorados con las Palmas Magisteriales, en el marco de lo establecido en la Tercera Disposición Complementaria Final de la Ley Nº 30328.

e)	El ﬁnanciamiento de las plazas y bolsa de horas creadas en el marco de la norma que rige el proceso de racionalización 2023, establecido en el artículo 74 de la Ley Nº 29944, Ley de Reforma Magisterial, o la norma que la modiﬁque y/o sustituya.

f)	La creación de nuevas plazas docentes para garantizar la mejora del servicio educativo en instituciones educativas de educación básica regular que funcionan como unidocentes, a ﬁn de convertirlas en instituciones educativas multigrado, así como auxiliares de educación y plazas de docentes de Institutos y Escuelas de Educación Superior creadas y validadas en el presente año ﬁscal, conforme a lo establecido en el literal k) del numeral 8.1 del artículo 8 de la Ley Nº 30693, Ley de Presupuesto del Sector Público para el Año Fiscal 2018.

g)	Pago del incentivo por ingreso de profesores a la Carrera Pública Magisterial.

h)	El pago de los derechos, beneﬁcios y asignaciones de los docentes nombrados y contratados, así como de los asistentes y auxiliares contratados a los que se reﬁere la Ley Nº 30512, Ley de Institutos y Escuelas de Educación Superior y de la Carrera Pública de sus Docentes.

i)	El pago de la diferencia de la remuneración íntegra mensual de los profesores que acceden a cargos directivos y de especialistas en el marco del Concurso de Acceso a cargos, en el marco de lo dispuesto en la Ley Nº 29944.

j)	El ﬁnanciamiento del pago de encargaturas correspondiente a la asignación por jornada de trabajo adicional y asignación por cargo en el marco de la Ley Nº 29944, Ley de Reforma Magisterial, para los profesores que temporalmente asuman cargos de responsabilidad previstos en las Áreas de Desempeño Laboral establecidas en el artículo 12 de la referida ley.

k)	El pago de la asignación especial por prestar servicios en instituciones educativas en el Valle de los Ríos Apurímac, Ene y Mantaro (VRAEM) en el marco de lo dispuesto por la Octava Disposición Complementaria, Transitoria y Final de la Ley Nº 29944; el literal c) del numeral 2.1 del artículo 2 de la Ley Nº 30328, Ley que establece medidas en materia educativa y dicta otras disposiciones, y los artículos 1 y 2 de la Ley Nº 30202, Ley que otorga asignación especial por laborar en el Valle de los Ríos Apurímac, Ene y Mantaro (VRAEM) a los profesores contratados y dicta otras disposiciones.

l)	El pago de los derechos y beneﬁcios correspondientes de los profesores contratados en el marco del Contrato de Servicio Docente al que se reﬁere la Ley Nº 30328 y la normatividad complementaria.

112.2	Las modiﬁcaciones presupuestarias en el nivel institucional autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, y de conformidad con las disposiciones establecidas por el Ministerio de Educación, en el marco de la normatividad de la materia. Los decretos supremos correspondientes se publican hasta el 15 de noviembre de 2024. Las propuestas de decreto supremo se presentan al Ministerio de Economía y Finanzas hasta el 22 de octubre de 2024.

112.3	Los recursos a los que se reﬁere el presente artículo no deben destinarse a ﬁnes distintos de aquellos para los cuales fueron asignados, bajo responsabilidad, debiendo ejecutarse conforme a las condiciones o disposiciones que para tal efecto establece el Ministerio de Educación y a la normatividad de la materia.

112.4	Para la aplicación de lo establecido en el presente artículo, en los casos que corresponda, se exceptúa al Ministerio de Educación y a los gobiernos regionales de lo dispuesto por el artículo 6 de la presente ley, y para el caso de los literales e) y f) del numeral 112.1 de lo dispuesto por el artículo 8 de la presente ley.

Artículo 113.- Sustentación de las modiﬁcaciones presupuestales aprobadas por decreto supremo

Se dispone la sustentación de los decretos supremos que aprueban las modiﬁcaciones presupuestarias en el nivel institucional autorizadas en la presente ley, por los Ministros de los Sectores involucrados, ante la Comisión de Presupuesto y Cuenta General de la República dentro de los diez primeros días hábiles del mes siguiente, al ﬁnalizar cada bimestre, incluyendo el detalle de las partidas anuladas y habilitadas; para tal efecto los Ministros de los Sectores involucrados concurren conjuntamente con el Ministro de Economía y Finanzas. Esto incluye las modiﬁcaciones presupuestales con cargo o a favor de la Reserva de Contingencia.

DISPOSICIONES COMPLEMENTARIAS FINALES

PRIMERA. Se establece como límite para que el Banco Central de Reserva del Perú (BCRP) requiera autorización por ley para efectuar operaciones y celebrar convenios de crédito para cubrir desequilibrios transitorios en la posición de las reservas internacionales, cuando el monto de tales operaciones y convenios supere una suma equivalente a diez veces el valor de la cuota del Perú en el Fondo Monetario Internacional (FMI), de conformidad con el artículo 85 de la Constitución Política del Perú.

SEGUNDA. Los créditos presupuestarios correspondientes a las competencias y funciones transferidas en el año 2023 en el marco del proceso de descentralización y que no hayan sido consideradas en la fase de programación multianual presupuestaria y formulación presupuestaria del Presupuesto del Sector Público para el Año Fiscal 2024 en el pliego correspondiente, se transﬁeren durante el presente Año Fiscal, con cargo al presupuesto del pliego que ha transferido la competencia, conforme a lo establecido en la Quinta Disposición Transitoria de la Ley Nº 27783, Ley de Bases de la Descentralización. Dichas transferencias se realizan en enero del año 2024 a propuesta del pliego respectivo y detallan el monto que corresponde a cada pliego a ser habilitado. La propuesta antes mencionada se remite al Ministerio de Economía y Finanzas para los ﬁnes respectivos.

TERCERA. Se autoriza, excepcionalmente, la realización de transferencias de recursos de las entidades del Gobierno Nacional, gobiernos regionales y gobiernos locales, a favor del pliego Autoridad Nacional del Servicio Civil (SERVIR), con la ﬁnalidad de otorgar ﬁnanciamiento y coﬁnanciamiento del complemento remunerativo a cargo de dicha entidad, para la asignación de los gerentes públicos de acuerdo con la normatividad de la materia.

Asimismo, autorizar a SERVIR, durante el Año Fiscal 2024, para pagar el total de la remuneración de los gerentes públicos asignados a entidades públicas, lo que comprende las entidades públicas, programas y proyectos que no cuenten con plazas presupuestadas.

Para el ﬁnanciamiento de la remuneración a la que se reﬁere el párrafo precedente, autorizar de manera excepcional a las entidades receptoras de gerentes públicos a efectuar transferencias de recursos a favor de SERVIR, de los recursos destinados a la contratación bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 de profesionales para los cargos que sean cubiertos con gerentes públicos. El pago del complemento remunerativo a cargo de SERVIR, en los casos que dicho complemento resulte necesario, se ﬁnancia con cargo al presupuesto institucional del pliego SERVIR, sin demandar recursos adicionales al tesoro público.

Las transferencias de recursos a las que se reﬁeren los párrafos precedentes se efectúan, en el caso de las entidades del Gobierno Nacional, mediante modiﬁcaciones presupuestarias en el nivel institucional aprobadas por decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro del sector habilitador, a propuesta de este último; en el caso de los gobiernos regionales, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el Presidente del Consejo de ministros, a propuesta del gobierno regional; y, en el caso de los gobiernos locales, los recursos se transﬁeren a través de transferencias ﬁnancieras que se aprueban mediante acuerdo de Concejo Municipal, requiriéndose el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad.

Únicamente para la aplicación de la presente disposición, se exonera a las entidades receptoras de gerentes públicos de las restricciones señaladas en el artículo 49 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. El pliego SERVIR, únicamente para la aplicación de la presente disposición, queda exonerado de lo establecido en el numeral 9.1 del artículo 9 de la presente ley.

CUARTA. Se autoriza, durante el Año Fiscal 2024, al Ministerio de Economía y Finanzas a realizar los aportes que se requieran para los ﬁnes de implementación y cumplimiento de las actividades relacionadas con la participación y el proceso de adhesión del Perú a la Organización para la Cooperación y el Desarrollo Económicos (OCDE), incluida la participación en el Programa Regional para América Latina y el Caribe, hasta por la suma de € 5 100 000,00 (CINCO MILLONES CIEN MIL Y 00/100 EUROS).

A su vez, se autoriza, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional, a realizar los aportes que se requieran para los ﬁnes de implementación y cumplimiento de las actividades relacionadas con la participación del Perú en la OCDE, y para lo cual debe contar previamente con la opinión favorable a través de la Dirección General de Asuntos de Economía Internacional, Competencia y Productividad.

Lo establecido en la presente disposición se ﬁnancia con cargo al presupuesto institucional de las entidades respectivas, sin demandar recursos adicionales al tesoro público.

QUINTA. Respecto a la continuación de proceso de atención de pago de sentencias judiciales con calidad de cosa juzgada:

1.	Se dispone la reactivación de la Comisión Evaluadora de las deudas del Estado generadas por sentencias judiciales emitidas, creada mediante la Sexagésima Novena Disposición Complementaria Final de la Ley Nº 29812, conformada por Resolución Suprema Nº 100-2012-PCM, a ﬁn de que apruebe el listado complementario de las deudas del Estado generadas por sentencias judiciales en calidad de cosa juzgada y en ejecución al 31 de diciembre de 2023, para la cancelación y/o amortización de montos hasta por la suma de S/ 30 000,00 (TREINTA MIL Y 00/100 SOLES) por acreedor, en un plazo de 60 (sesenta) días hábiles contados a partir de la fecha de instalación de la Comisión, para continuar con el proceso del pago de sentencias judiciales en calidad de cosa juzgada y en ejecución, iniciado por la Ley Nº 30137, Ley que establece criterios de priorización para la atención del pago de sentencias judiciales.

2.	El listado complementario a ser elaborado por la Comisión Evaluadora a que se reﬁere el numeral precedente, se realiza sobre la base de la información registrada en el Aplicativo Informático “Demandas Judiciales y Arbitrales en contra del Estado”, por el Comité permanente a que hace mención el artículo 9 del Reglamento de la Ley Nº 30137, aprobado por Decreto Supremo Nº 003-2020-JUS, de cada pliego del Gobierno Nacional y de los gobiernos regionales, que se ﬁnancian con Recursos Ordinarios.

Los titulares de las referidas entidades presentan a través del citado Aplicativo Informático, la información elaborada y aprobada por los referidos Comités, conforme a los procedimientos y plazos que se establecen en las normas reglamentarias de la presente disposición.

3.	La implementación de la presente disposición, por ser de carácter extraordinario, adicional y complementario, se ﬁnancia con cargo a los recursos a los que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, hasta por la suma de S/ 200 000 000,00 (DOSCIENTOS MILLONES Y 00/100 SOLES).

Dichos recursos se transﬁeren a los pliegos del Gobierno Nacional y los gobiernos regionales, en la fuente de ﬁnanciamiento Recursos Ordinarios, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Justicia y Derechos Humanos, a propuesta de este último, y con sujeción a la información contenida en el listado complementario a que se reﬁere el numeral 2 de la presente disposición, según los anexos emitidos del Aplicativo Informático en mención.

4.	Los pliegos a los que se asignen recursos en virtud del decreto supremo a que se reﬁere el numeral 3 de la presente disposición, tienen la obligación de veriﬁcar los montos que, a la fecha de la transferencia, mantienen por concepto de sentencias judiciales en calidad de cosa juzgada y en ejecución al 31 de diciembre de 2023, para evitar duplicidad de pagos. Asimismo, deben reportar los pagos realizados de acuerdo al artículo 3 de la Ley Nº 30137.

5.	Mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Justicia y Derechos Humanos, se aprueban las normas reglamentarias para la mejor aplicación de lo establecido en la presente disposición, dentro de los treinta (30) días calendario siguientes a la entrada en vigencia de la presente ley.

6.	Adicionalmente a lo establecido en el primer párrafo del numeral 3, la atención del pago de sentencias judiciales en calidad de cosa juzgada del sector Educación, se ﬁnancia con cargo a los recursos a los que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, hasta por la suma de S/ 200 000 000,00 (DOSCIENTOS MILLONES Y 00/100 SOLES).

Dichos recursos se transﬁeren a los pliegos del Gobierno Nacional y los gobiernos regionales, en la fuente de ﬁnanciamiento Recursos Ordinarios, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Justicia y Derechos Humanos, a propuesta de este último, y con sujeción a la información contenida en el listado complementario a que se reﬁere el numeral 2 de la presente disposición, según los anexos emitidos del Aplicativo Informático en mención.

7.	Para efecto de lo establecido en el numeral 6, mediante decreto supremo refrendado por el ministro de Justicia y Derechos Humanos y por el ministro de Educación, a propuesta de este último, se aprueban los criterios que deben observar las entidades respectivas para la elaboración de la información a que se reﬁere el numeral 2 de la presente disposición, y demás normas complementarias. Dicho decreto supremo debe ser aprobado dentro de los treinta (30) días calendario siguientes a la entrada en vigencia de la presente ley.

SEXTA. Se faculta al Poder Ejecutivo para que, durante el primer semestre del Año Fiscal 2024, mediante decreto supremo, con el voto aprobatorio del Consejo de ministros y refrendado por el Presidente del Consejo de ministros, el ministro de Economía y Finanzas, y el ministro del sector correspondiente, apruebe las incorporaciones presupuestarias en el pliego respectivo, en la fuente de ﬁnanciamiento Recursos por Operaciones Oﬁciales de Crédito, de los recursos provenientes de las operaciones de endeudamiento, cuyo decreto supremo de aprobación esté publicado hasta el 31 de marzo de 2024, para las ﬁnalidades establecidas en el contrato o convenio respectivo. Los decretos supremos se publican dentro del plazo establecido por la presente disposición.

SÉPTIMA. Se suspende durante el Año Fiscal 2024, la transferencia de recursos a los gobiernos locales provinciales, prevista en el Decreto Supremo Nº 010-2011-MIMDES respecto del servicio Wawa Wasi, encargándose al Programa Nacional Cuna Más, en el marco de lo estipulado en el Decreto Supremo Nº 003-2012-MIDIS, la ejecución de tales servicios a nivel nacional durante el Año Fiscal 2024.

OCTAVA. Se autoriza a las entidades del Gobierno Nacional, para que en el marco de sus competencias compartidas con los gobiernos regionales y gobiernos locales, puedan pagar los viáticos y pasajes de los funcionarios y servidores contratados bajo el régimen del Decreto Legislativo Nº 276 y Decreto Legislativo Nº 728; el personal contratado bajo el régimen laboral especial del Decreto Legislativo Nº 1057, así como al personal que se encuentre bajo el régimen de la Ley del Servicio Civil regulado por la Ley Nº 30057, de los gobiernos regionales y/o gobiernos locales y/o de las Zonas Económicas Especiales entidades adscritas a los gobiernos regionales, con el ﬁn de brindar apoyo técnico en la implementación de las políticas nacionales y sectoriales y evaluar el cumplimiento de las funciones descentralizadas.

Asimismo, autorizar al Ministerio de Educación y a los gobiernos regionales, con cargo a su presupuesto institucional, a ﬁnanciar el pago de pasajes y viáticos de los participantes en los concursos, eventos y actividades de formación y capacitación que el sector Educación organice y ejecute, según corresponda, los mismos que deben ser autorizados mediante resolución del titular del pliego que establezca los eventos a realizarse durante el 2024, así como la condición y cantidad de participantes por cada evento.

Los viáticos que se otorguen en el marco de lo establecido en la presente disposición se sujetan a los montos aprobados para los viáticos por viajes a nivel nacional en comisiones de servicios mediante Decreto Supremo Nº 007- 2013-EF.

NOVENA. Se dispone, durante el Año Fiscal 2024, que las acciones de provisión de alimentos, a que se reﬁere la Décima Disposición Complementaria Final del Decreto Legislativo Nº 1132, Decreto Legislativo que aprueba la nueva estructura de ingresos aplicable al personal militar de las Fuerzas Armadas y policial de la Policía Nacional del Perú, se encuentran a cargo también del pliego Despacho Presidencial.

DÉCIMA. Se dispone, durante el Año Fiscal 2024, que la transferencia de la totalidad de los fondos a que se hace referencia en la Tercera Disposición Transitoria de la Ley Nº 28094, Ley de Organizaciones Políticas, y normas modiﬁcatorias, se efectúe con cargo al presupuesto institucional de la Oﬁcina Nacional de Procesos Electorales (ONPE). Para tal efecto, la ONPE queda autorizada a otorgar, a partir de enero de 2024, en forma mensual y proporcional, la subvención que le corresponde a cada partido político beneﬁciario comprendido en el marco de la citada Ley Nº 28094, cuyos representantes fueron elegidos en el proceso electoral de las Elecciones Generales 2021. Dichas subvenciones se aprueban mediante resolución del titular de la Oﬁcina Nacional de Procesos Electorales (ONPE) o de quién éste último haya delegado, la que se publica en el diario oﬁcial El Peruano.

La Oﬁcina Nacional de Procesos Electorales (ONPE) mediante resolución de su titular dicta las normas reglamentarias de lo dispuesto en la presente disposición, que regulen, entre otros aspectos, la distribución, los mecanismos de ejecución y rendición de cuentas de los recursos entregados, a los partidos políticos y alianzas de partidos políticos beneﬁciarios. La resolución a la que se reﬁere el presente párrafo se publica en el diario oﬁcial El Peruano.

UNDÉCIMA. Respecto a las transferencias con cargo a los recursos de la Superintendencia Nacional de Fiscalización Laboral (Sunaﬁl):

1.	Se autoriza a la Sunaﬁl, durante el Año Fiscal 2024, a realizar transferencias ﬁnancieras, con cargo a los recursos de su presupuesto institucional por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los gobiernos regionales y del Ministerio de Trabajo y Promoción del Empleo, conforme a lo establecido en el artículo 7 de la Ley Nº 30814, Ley de Fortalecimiento del Sistema de Inspección del Trabajo.

Dichas transferencias ﬁnancieras se realizan mediante resolución del titular del pliego Sunaﬁl, previo informe favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad, y se publica en el diario oﬁcial El Peruano.

2.	Precisar que toda mención a los gobiernos regionales contenida en la Ley Nº 29981, Ley que crea la Superintendencia Nacional de Fiscalización Laboral, y en la Ley Nº 30814, Ley de Fortalecimiento del Sistema de Inspección del Trabajo, se entiende referida, asimismo, a la Dirección Regional de Trabajo y Promoción del Empleo de Lima Metropolitana, órgano desconcentrado del Ministerio de Trabajo y Promoción del Empleo, en tanto dure el proceso de transferencia de competencias sectoriales en el marco de la Ley Nº 27867, Ley Orgánica de gobiernos regionales y demás normativa conexa.

3.	Se autoriza a la Sunaﬁl, durante el Año Fiscal 2024, a realizar transferencias ﬁnancieras, con cargo a los recursos de su presupuesto institucional por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los gobiernos regionales y del Ministerio de Trabajo y Promoción del Empleo, para ser destinados al fortalecimiento de las actividades inspectivas, al desarrollo de la infraestructura necesaria y el óptimo desempeño de las funciones, conforme al último párrafo del artículo 21 de la Ley Nº 29981, Ley que crea la Superintendencia Nacional de Fiscalización Laboral (Sunaﬁl), modiﬁcada por la Ley Nº28806, Ley General de Inspección del Trabajo, y la Ley Nº 27867, Ley Orgánica de gobiernos regionales.

Dichas transferencias ﬁnancieras se realizan mediante resolución del titular del pliego Sunaﬁl, previo informe favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad, y se publica en el diario oﬁcial El Peruano..

4.	Lo establecido en la presente disposición se ﬁnancia con cargo al presupuesto institucional de la SUNAFIL, sin demandar recursos adicionales al tesoro público.

DUODÉCIMA. Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, en el pliego Gobierno Regional del departamento de Lambayeque, se han asignado recursos hasta por la suma de S/ 184 878 908,00 (CIENTO OCHENTA Y CUATRO MILLONES OCHOCIENTOS SETENTA Y OCHO MIL NOVECIENTOS OCHO Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, exclusivamente, para ﬁnanciar el pago de la retribución por la prestación del servicio de trasvase de agua en el marco de lo establecido en el contrato de concesión del Proyecto 2022232. Construcción, operación y mantenimiento del Túnel Trasandino y la Primera Etapa de la Presa Limón.

Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

DÉCIMA TERCERA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 64 517 050,00 (SESENTA Y CUATRO MILLONES QUINIENTOS DIECISIETE MIL CINCUENTA Y 00/100 SOLES) en el pliego Superintendencia Nacional de Servicios de Saneamiento (SUNASS), por la fuente de ﬁnanciamiento Recursos Ordinarios, destinados, exclusivamente, al ﬁnanciamiento de las Acciones de Política de Saneamiento y Plan Nacional de Saneamiento, así como para la continuidad de las funciones otorgadas a dicho organismo regulador por el Decreto Legislativo Nº 1280, Decreto Legislativo que aprueba la Ley Marco de la Gestión y Prestación de los Servicios de Saneamiento, lo que incluye el ﬁnanciamiento de las funciones de la SUNASS cuyo cumplimiento se requiera para lograr la continuidad, objetivos, ejes y acciones antes mencionados.

Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

DÉCIMA CUARTA. Se autoriza a los gobiernos regionales y gobiernos locales, durante el Año Fiscal 2024, para utilizar hasta un veinte por ciento (20%) de los recursos provenientes del canon, sobrecanon y regalía minera, así como de los saldos de balance generados por dichos conceptos, para ser destinados a acciones de mantenimiento de infraestructura y/o para acciones en materia de seguridad ciudadana a cargo de las referidas entidades en sus respectivas circunscripciones. Para tal efecto, los gobiernos regionales o gobiernos locales involucrados quedan exonerados de lo dispuesto en el inciso 3 y los literales c) y d) del inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, en el numeral 11.3 del artículo 11 y en el inciso i) del numeral 34.2 del artículo 34 de la presente ley.

Los recursos autorizados en el marco de la presente disposición no pueden ser utilizados en gasto corriente para el pago de remuneraciones, ingresos, boniﬁcaciones, beneﬁcios, dietas, asignaciones, retribuciones, estímulos, incentivos, compensaciones económicas, pensiones y conceptos de cualquier naturaleza destinados a gasto de personal de cualquier índole.

Las entidades involucradas en la aplicación de lo señalado en los párrafos precedentes elaboran un informe trimestral sobre las acciones realizadas con cargo a los recursos autorizados en el marco de la presente disposición. Dicho informe se publica en la sede digital de la entidad, bajo responsabilidad. Copia de los mencionados informes se remiten a la Contraloría General de la República y al Congreso de la República dentro de los quince (15) días hábiles posteriores de culminado cada trimestre.

Los gobiernos regionales o los gobiernos locales que tengan autorización legal expresa respecto al uso de los recursos provenientes del canon, sobrecanon y regalía minera, en porcentaje mayor a lo establecido en la presente disposición, se rigen por lo establecido en dicha autorización.

DÉCIMA QUINTA. Se dispone que, durante el Año Fiscal 2024, las modiﬁcaciones presupuestarias en el nivel institucional que se requieran realizar, en los pliegos involucrados, como consecuencia de los mecanismos de reforma de la estructura del Estado a los que se reﬁere el Título III de los “Lineamientos de Organización del Estado”, aprobados mediante el Decreto Supremo Nº 054-2018-PCM, se realizan conforme al mecanismo establecido en el artículo 78 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

DÉCIMA SEXTA. Se dispone que, durante el Año Fiscal 2024, las disposiciones de austeridad, disciplina y calidad en el gasto público y de ingresos del personal previstas en la presente Ley no son aplicables para la implementación de lo establecido en la Ley Nº 29816, Ley de Fortalecimiento de la SUNAT.

DÉCIMA SÉPTIMA. Se exceptúa a la Contraloría General de la República, durante el Año Fiscal 2024, de lo dispuesto en los artículos 6 y 8 de la presente ley, a ﬁn de garantizar la implementación de la Ley Nº 30742, Ley de Fortalecimiento de la Contraloría General de la República y del Sistema Nacional de Control, con la incorporación del personal de los órganos de control institucional de las entidades del Gobierno Nacional, gobiernos regionales, gobiernos locales y entidades de tratamiento empresarial, empresas públicas en el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), Fondos y otros similares sujetos al Sistema Nacional de Control, a la Contraloría General de la República, de manera progresiva, la incorporación de nuevo personal para el fortalecimiento de la entidad y la incorporación de nuevo personal del Programa de Formación e Incorporación de Nuevos Talentos en Control Gubernamental.

DÉCIMA OCTAVA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Comercio Exterior y Turismo, hasta por la suma de S/ 5 175 000,00 (CINCO MILLONES CIENTO SETENTA Y CINCO MIL Y 00/100 SOLES), correspondiendo hasta por la suma de S/ 2 100 000,00 (DOS MILLONES CIEN MIL Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, y hasta por la suma de S/ 3 075 000,00 (TRES MILLONES SETENTA Y CINCO MIL Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Directamente Recaudados provenientes de la aplicación del literal d) del artículo 42 de la Ley Nº 27153, Ley que regula la explotación de los juegos de casino y máquinas tragamonedas y modiﬁcatorias, para ﬁnanciar el otorgamiento de subvenciones a favor de los ganadores beneﬁciarios del concurso público llevado a cabo en el marco de la Estrategia para Reactivar y Promover la Actividad Artesanal con el ﬁn de promover la producción, promoción, comercialización y/o articulación comercial de artesanías.

Las subvenciones a las que se reﬁere la presente disposición se aprueban mediante resolución del titular del pliego Ministerio de Comercio Exterior y Turismo, previo informe favorable de su oﬁcina de presupuesto o la que haga sus veces en el pliego y se publica en el diario oﬁcial El Peruano.

Para tal efecto, el Ministerio de Comercio Exterior y Turismo, mediante resolución ministerial, aprueba la “Estrategia para Reactivar y Promover la Actividad Artesanal”; y es responsable del monitoreo, seguimiento y cumplimiento de las metas para los cuales fueron entregados los recursos públicos.

Los recursos a los que se reﬁere la presente disposición, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su otorgamiento conforme a la presente disposición.

DÉCIMA NOVENA. Se autoriza, durante el Año Fiscal 2024, al Ministerio de Transportes y Comunicaciones, Ministerio de Salud, Ministerio de Comercio Exterior y Turismo y Ministerio de Defensa, a realizar modiﬁcaciones presupuestarias en el nivel institucional a favor del Servicio Nacional de Certiﬁcación Ambiental para las Inversiones Sostenibles (SENACE), para continuar con las transferencias de funciones dispuestas en la Ley Nº 29968, Ley que crea el Servicio Nacional de Certiﬁcación Ambiental para las Inversiones Sostenibles (SENACE) y el Decreto Supremo Nº 025-2021-MINAM.

Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y por el ministro del sector respectivo, a propuesta de este último.

La autorización otorgada en la presente disposición se ﬁnancia con cargo al presupuesto institucional de los ministerios mencionados en el primer párrafo de la presente disposición, sin demandar recursos adicionales al tesoro público.

VIGÉSIMA. Se autoriza, durante el Año Fiscal 2024, a las entidades cuyas funciones de evaluación, supervisión, ﬁscalización, control y sanción en materia ambiental deben ser asumidas por el Organismo de Evaluación y Fiscalización Ambiental (OEFA), conforme a lo establecido en la Primera Disposición Complementaria Final de la Ley Nº 29325, Ley del Sistema Nacional de Evaluación y Fiscalización Ambiental, a realizar modiﬁcaciones presupuestarias en el nivel institucional a favor del OEFA, con la ﬁnalidad de garantizar el ﬁnanciamiento de las transferencias de funciones dispuestas en la Ley Nº 29325 y el Decreto Supremo Nº 006-2023-MINAM que aprueba el cronograma de transferencia de funciones materia de ﬁscalización ambiental de los subsectores, Vivienda y Construcción, Saneamiento, Comunicaciones, Salud (excepto las funciones transferidas mediante Decreto Legislativo Nº 1278, Decreto Legislativo que aprueba la Ley de Gestión Integral de Residuos Sólidos), Defensa, Justicia, Educación y Cultura al Organismo de Evaluación y Fiscalización Ambiental.

Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y por el ministro del sector respectivo, a propuesta de este último.

La autorización otorgada en la presente disposición se ﬁnancia con cargo al presupuesto institucional de las entidades respectivas comprendidas en los subsectores mencionados en el primer párrafo de la presente disposición, sin demandar recursos adicionales al tesoro público.

VIGÉSIMA PRIMERA. Se autoriza al Ministerio de Economía y Finanzas, durante el Año Fiscal 2024, a realizar modiﬁcaciones presupuestarias en el nivel institucional y en el nivel funcional programático, según corresponda, con cargo a los recursos del presupuesto institucional de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, por la fuente de ﬁnanciamiento Recursos Ordinarios, lo que comprende los recursos que se autoricen mediante modiﬁcaciones presupuestarias en el nivel institucional o en el nivel funcional programático mediante una norma con rango de ley y los recursos que se asignen o transﬁeran para el ﬁnanciamiento de los ﬁnes de los Fondos en el Presupuesto del Sector Público para el Año Fiscal 2024, a favor de la Reserva de Contingencia a la que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Las modiﬁcaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y las modiﬁcaciones presupuestarias en el nivel funcional programático se aprueban mediante resolución ministerial del Ministerio de Economía y Finanzas. Para tal ﬁn, se exceptúa a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales de lo establecido en el artículo 49 del Decreto Legislativo Nº 1440.

VIGÉSIMA SEGUNDA. Medidas para la eﬁciencia del gasto multianual del Gobierno Nacional, los gobiernos regionales y los gobiernos locales en el Año Fiscal 2024

1.	Se dispone a los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales a que informen los saldos de libre disponibilidad por la fuente de ﬁnanciamiento Recursos Ordinarios a partir del último trimestre del 2024. Para tal ﬁn, se autoriza al Ministerio de Economía y Finanzas, durante el Año Fiscal 2024, a realizar modiﬁcaciones presupuestarias en el nivel institucional y en el nivel funcional programático, según corresponda, con cargo a los recursos informados del presupuesto institucional de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, por la fuente de ﬁnanciamiento Recursos Ordinarios, lo que comprende los recursos que se autoricen mediante modiﬁcaciones presupuestarias en el nivel institucional o en el nivel funcional programático mediante una norma con rango de ley y los recursos que se asignen o transﬁeran para el ﬁnanciamiento de los ﬁnes de los Fondos en el Presupuesto del Sector Público para el Año Fiscal 2024, a favor de la Reserva de Contingencia a la que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Las modiﬁcaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y las modiﬁcaciones presupuestarias en el nivel funcional programático se aprueban mediante resolución ministerial del Ministerio de Economía y Finanzas.

2.	Se autoriza al Ministerio de Economía y Finanzas, a considerar hasta el 35% (treinta y cinco por ciento) de los recursos que fueron informados de libre disponibilidad por los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, por la fuente de ﬁnanciamiento de Recursos Ordinarios, durante el cuarto trimestre del Año Fiscal 2024, como monto adicional durante el proceso de estimación del presupuesto institucional de apertura 2026.

3.	Se exceptúa del cálculo del porcentaje señalado en el numeral precedente, a los recursos habilitados a los pliegos mediante modiﬁcaciones presupuestarias en el nivel institucional.

4.	La Dirección General de Presupuesto Público emite las disposiciones que correspondan para la mejor aplicación de la presente disposición.

VIGÉSIMA TERCERA. Autorización para el ﬁnanciamiento de los procesos vinculados a la Gestión del Riesgo de Desastres y la reactivación económica

1.	Se autoriza, de manera excepcional, durante el Año Fiscal 2024, al Ministerio de Economía y Finanzas a realizar modiﬁcaciones presupuestarias en el nivel institucional a favor de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, con cargo a los recursos a los que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar lo siguiente:

a)	Intervenciones vinculadas a los procesos de prevención y reducción del riesgo de desastres, lo que incluye intervenciones para el tratamiento de inundaciones ﬂuviales y pluviales, ﬂujo de detritos, sequias y/o déﬁcit hídrico.

b)	Gastos asociados a la reactivación de la economía a través de la ejecución de la inversión e intervenciones de mantenimiento.

c)	Gastos asociados a la lucha contra la delincuencia y el crimen organizado, que incluye además el control, investigación y sanción de dichas acciones.

2.	Las modiﬁcaciones presupuestarias a las que se reﬁere el numeral precedente, se aprueban utilizando sólo el mecanismo establecido en el artículo 54 del Decreto Legislativo Nº 1440, debiendo contar además con el refrendo del ministro del sector correspondiente en el caso de las entidades del Gobierno Nacional y con el refrendo del Presidente del Consejo de Ministros en el caso del gobierno regional y gobierno local, a propuesta de la entidad solicitante.

3.	Para el ﬁnanciamiento de las intervenciones a las que se reﬁere el literal a) del numeral 1, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales se encuentran exceptuados del numeral 11.4 del artículo 11 de la presente ley. Asimismo, las intervenciones a las que se reﬁere el literal a) del numeral 1 de la presente disposición deben ser propuestas y ejecutadas en el marco de una estrategia especializada que busca el control y/o tratamiento de la fenomenología conforme a la realidad física del país. Para tal ﬁn, el Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED) en un plazo máximo de 90 (noventa) días calendario a partir de la vigencia de la presente ley, publica en su sede digital, los Planes de Prevención y Reducción del Riesgo de Desastres especíﬁcos, en los cuales se consideran las tipologías de inversiones, los puntos críticos y/o ámbitos geográﬁcos de intervención y las propuestas de intervenciones. Para ello se deberán priorizar las inversiones que forman parte de la cartera multianual de inversiones y que se encuentren relacionadas con el tratamiento del fenómeno a intervenir. Para tal efecto, el CENEPRED coordina con las entidades especializadas, pudiendo contar con el asesoramiento de la Dirección General de Programación Multianual de Inversiones y la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas.

VIGÉSIMA CUARTA. Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Comercio Exterior y Turismo, hasta por la suma de S/ 5 493 854,00 (CINCO MILLONES CUATROCIENTOS NOVENTA Y TRES MIL OCHOCIENTOS CINCUENTA Y CUATRO Y 00/100 SOLES), para ﬁnanciar el otorgamiento de subvenciones a favor de los beneﬁciarios ganadores de los concursos públicos llevados a cabo en el marco del Reglamento del Programa Turismo Emprende, aprobado mediante Decreto Supremo Nº 002-2019-MINCETUR y modiﬁcatorias.

Se dispone que el Ministerio de Comercio Exterior y Turismo, con cargo a los recursos de su presupuesto institucional para el Año Fiscal 2024, asigne los recursos necesarios para garantizar los gastos de gestión, seguimiento y monitoreo del Programa Turismo Emprende correspondiente a los concursos públicos que se ejecuten en el presente Año Fiscal, a ﬁn de cumplir su objetivo y ﬁnes.

Las subvenciones que se otorguen en el marco de la presente disposición se autorizan conforme a lo establecido en el Decreto Legislativo Nº 1329, Decreto Legislativo que crea el Fondo “Turismo Emprende” y modiﬁcatorias.

Los recursos a los que se reﬁere la presente disposición no pueden ser destinados, bajo responsabilidad del titular de la entidad, para ﬁnes distintos a los señalados en la misma.

VIGÉSIMA QUINTA. Se autoriza a las entidades del Gobierno Nacional, universidades públicas, gobiernos regionales y gobiernos locales, durante el Año Fiscal 2024, a efectuar transferencias ﬁnancieras a favor del Ministerio de Defensa - Marina de Guerra del Perú, con la ﬁnalidad de ﬁnanciar las actividades de investigación cientíﬁca a cargo del B.A.P. “CARRASCO”, cuyo objeto es promover la conservación y protección del medio ambiente acuático y nuestros recursos naturales; así como la sostenibilidad de la biodiversidad y la evaluación ambiental de las actividades económicas que se desarrollan en el ámbito marítimo, previa suscripción de convenio.

Las referidas transferencias ﬁnancieras se aprueban, en el caso de las entidades del Gobierno Nacional y las universidades públicas, mediante resolución del titular del pliego y, para el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente. La resolución del titular y el acuerdo del Consejo Regional se publican el diario oﬁcial El Peruano, y el acuerdo del Concejo Municipal se publica en su sede digital.

Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su transferencia conforme a la presente disposición.

VIGÉSIMA SEXTA. Se dispone que, durante el Año Fiscal 2024, las empresas públicas bajo el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), las empresas prestadoras de servicio de saneamiento, y otras entidades sujetas al Sistema Nacional de Control distintas a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, se encuentran comprendidas en lo dispuesto en el artículo 20 de la Ley Nº 27785, Ley Orgánica del Sistema Nacional de Control y de la Contraloría General de la República.

Se autoriza a las empresas públicas bajo el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE) y otras entidades sujetas al Sistema Nacional de Control distintas a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales y que no se encuentren bajo el ámbito del Sistema Nacional de Presupuesto Público, a efectuar transferencias a favor de la Contraloría General de la República, para cubrir los gastos que se deriven de la contratación de las sociedades de auditoría en el marco de lo establecido en el párrafo precedente, para el ﬁnanciamiento de los órganos de control institucional a cargo de la Contraloría General de la República y para el desarrollo de programas de capacitación por medio de la Escuela Nacional de Control.

Las empresas prestadoras de servicio de saneamiento que se constituyan como empresas de los gobiernos regionales o gobiernos locales, así como otras entidades sujetas al Sistema Nacional de Control distintas a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales y que se encuentren bajo el ámbito del Sistema Nacional de Presupuesto Público, quedan autorizadas para realizar transferencias ﬁnancieras con cargo a su presupuesto institucional a favor de la Contraloría General de la República, para cubrir los gastos que se deriven de la contratación de las sociedades de auditoría, previa solicitud de la Contraloría General de la República, así como para el ﬁnanciamiento de los órganos de control institucional a cargo de la Contraloría General de la República y para el desarrollo de programas de capacitación por medio de la Escuela Nacional de Control, bajo exclusiva responsabilidad del titular del pliego así como del jefe de la oﬁcina de administración y del jefe de la oﬁcina de presupuesto o las que hagan sus veces en el pliego.

Las transferencias ﬁnancieras autorizadas en la presente disposición se aprueban mediante resolución del titular de la empresa o entidad, según corresponda, requiriéndose el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en la empresa o entidad. La resolución del titular de la empresa o entidad se publica el diario oﬁcial El Peruano.

La Contraloría General de la República incorpora los recursos transferidos mediante resolución de su titular, en la fuente de ﬁnanciamiento Donaciones y Transferencias.

VIGÉSIMA SÉPTIMA. Se autoriza a las entidades del Gobierno Nacional, gobiernos regionales y gobiernos locales, durante el Año Fiscal 2024, a realizar modiﬁcaciones presupuestarias en el nivel funcional programático para ﬁnanciar las transferencias ﬁnancieras que efectúen a favor de la Contraloría General de la República, en el marco de la Tercera Disposición Complementaria Final de la Ley Nº 30742, Ley de fortalecimiento de la Contraloría General de la República y del Sistema Nacional de Control. Para tal efecto, las entidades del Gobierno Nacional, gobiernos regionales y gobiernos locales quedan exceptuadas de las restricciones previstas en el numeral 9.1 del artículo 9 de la presente ley.

VIGÉSIMA OCTAVA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Vivienda, Construcción y Saneamiento, hasta por la suma de S/ 26 606 466,00 (VEINTISEIS MILLONES SEISCIENTOS SEIS MIL CUATROCIENTOS SESENTA Y SEIS Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar las acciones de operación y mantenimiento de las plantas temporales de tratamiento de agua para consumo humano en zonas rurales pobres y de extrema pobreza implementados en el marco de declaratorias de emergencia, continuar con la implementación de módulos de captación de agua de lluvia en zonas de selva; así como la intervención social a través de promotores sociales y supervisores sanitarios para efectos de mantener una participación activa de las comunidades nativas involucradas en la supervisión del buen funcionamiento de los mencionados sistemas, operación y uso de las plantas de tratamiento de agua, higiene y lavado de manos.

Para tal ﬁn, el Ministerio de Vivienda, Construcción y Saneamiento, durante el Año Fiscal 2024, queda facultado a realizar las acciones e intervenciones señaladas en el párrafo precedente.

El Ministerio de Vivienda, Construcción y Saneamiento debe suscribir los convenios que correspondan para garantizar la ejecución de las acciones e intervenciones a las que se reﬁere la presente disposición.

VIGÉSIMA NOVENA. Se amplía el plazo, hasta el 31 de diciembre de 2024, de lo establecido en la Cuadragésima Segunda Disposición Complementaria Final de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023, para la implementación del numeral 11.1 del artículo 11 del Decreto de Urgencia Nº 015-2019 y del artículo 4 del Decreto de Urgencia Nº 077-2020, para culminar la transferencia de la administración y pago de las pensiones de los pensionistas de las Unidades Ejecutoras a cargo del Ministerio de Educación (MINEDU) a la Oﬁcina de Normalización Previsional (ONP).

La transferencia incluye las contingencias que se deriven de la administración y pago, asumiendo la ONP la sucesión procesal de los procesos judiciales en trámite.

Dentro de los diez (10) días hábiles siguientes a la entrada en vigencia la presente norma y para efectos de lo señalado en la presente disposición, el MINEDU, en coordinación con la ONP, aprueba mediante Resolución Ministerial, el cronograma para el año 2024 para la transferencia de la administración y pago de pensiones a la ONP, en el que se especiﬁque la presentación de los avances mensuales, el mismo que debe ser remitido a la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

TRIGÉSIMA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Vivienda, Construcción y Saneamiento, hasta por la suma de S/ 4 507 174,00 (CUATRO MILLONES QUINIENTOS SIETE MIL CIENTO SETENTA Y CUATRO Y 00/100 SOLES), para ﬁnanciar, a través del Programa Nacional de Saneamiento Rural, el abastecimiento de agua apta para consumo humano mediante camiones cisternas, en zonas rurales pobres y de extrema pobreza de los distritos de Coata, Huata y Capachica de la provincia de Puno y en el distrito de Caracoto de la provincia de San Román, del departamento de Puno, en beneﬁcio de la población afectada por la contaminación de agua para consumo humano que pone en riesgo la salud y medios de vida de la referida población; así como, para las acciones de monitoreo y veriﬁcación de la intervención.

Para tal ﬁn, el Ministerio de Vivienda, Construcción y Saneamiento, durante el Año Fiscal 2024, queda facultado a realizar las acciones mencionadas en el párrafo precedente.

Las intervenciones del Ministerio de Vivienda, Construcción y Saneamiento se realizan a solicitud de la municipalidad distrital y previa suscripción de convenio con la municipalidad distrital respectiva, a ﬁn de garantizar la ejecución de las acciones referidas en la presente disposición.

TRIGÉSIMA PRIMERA. Financiamiento actividades relacionadas a los eventos internacionales y conexos que se desarrollarán en el Perú durante el año 2024

1.	Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Ministerio de Relaciones Exteriores, hasta por la suma de S/ 99 000 000,00 (NOVENTA Y NUEVE MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar las actividades, la adquisición de pasajes internacionales y nacionales, seguros, pago de honorarios y viáticos que permita el desplazamiento, dentro y fuera del territorio peruano, de participantes nacionales y extranjeros, domiciliados y no domiciliados en el país, con el ﬁn de permitir el buen desarrollo de los eventos internacionales y eventos conexos que se desarrollarán en el Perú durante el año 2024, en su condición de país anﬁtrión y con agenda programada, en el marco de la política exterior del Perú para la defensa y promoción de los intereses nacionales en el contexto internacional.

2.	Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

3.	Se autoriza, en el Año Fiscal 2024, al Ministerio de Relaciones Exteriores a ﬁnanciar las actividades relacionadas a los eventos internacionales y conexos mencionados en el numeral 1 de la presente disposición.

TRIGÉSIMA SEGUNDA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Registro Nacional de Identificación y Estado Civil hasta por la suma de S/ 59 802 862,00 (CINCUENTA Y NUEVE MILLONES OCHOCIENTOS DOS MIL OCHOCIENTOS SESENTA Y DOS Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para financiar las acciones a cargo de dicha entidad destinadas a la implementación del Plan Nacional de Identidad Digital y Servicios Disponibles (PNIDSD) 2022-2025.

Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

TRIGÉSIMA TERCERA. Asignación de recursos a los gobiernos locales para ﬁnanciar la ejecución de mantenimientos periódicos que corresponden al Programa de Apoyo al Transporte Subnacional - PATS

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 31 670 252,00 (TREINTA Y UN MILLONES SEISCIENTOS SETENTA MIL DOSCIENTOS CINCUENTA Y DOS Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de la Municipalidad Provincial de Camaná, Municipalidad Provincial de Celendín, Municipalidad Provincial de Huamanga, Municipalidad Provincial de Huánuco, Municipalidad Provincial de Ica y la Municipalidad Distrital de Santa Teresa, para ﬁnanciar la ejecución de mantenimientos periódicos que corresponden al programa de inversión de código PROG-23-2012-SNIP- Gestión del Programa y Otros: Programa de Apoyo al Transporte Subnacional - PATS, en el Programa Presupuestal 0138. Reducción del costo, tiempo e inseguridad en el sistema de transporte, según el siguiente detalle:

a)	Municipalidad Provincial de Camaná, hasta por la suma de S/ 8 894 778,00 (OCHO MILLONES OCHOCIENTOS NOVENTA Y CUATRO MIL SETECIENTOS SETENTA Y OCHO Y 00/100 SOLES).

b)	Municipalidad Provincial de Celendín, hasta por la suma de S/ 2 781 947,00 (DOS MILLONES SETECIENTOS OCHENTA Y UN MIL NOVECIENTOS CUARENTA Y SIETE Y 00/100 SOLES).

c)	Municipalidad Provincial de Huamanga, hasta por la suma de S/ 1 643 950,00 (UN MILLÓN SEISCIENTOS CUARENTA Y TRES MIL NOVECIENTOS CINCUENTA Y 00/100 SOLES).

d)	Municipalidad Provincial de Huánuco, hasta por la suma de S/ 8 277 405,00 (OCHO MILLONES DOSCIENTOS SETENTA Y SIETE MIL CUATROCIENTOS CINCO Y 00/100 SOLES).

e)	Municipalidad Provincial de Ica, hasta por la suma de S/ 5 441 672,00 (CINCO MILLONES CUATROCIENTOS CUARENTA Y UN MIL SEISCIENTOS SETENTA Y DOS Y 00/100 SOLES).

f)	Municipalidad Distrital de Santa Teresa, hasta por la suma de S/ 4 630 500,00 (CUATRO MILLONES SEISCIENTOS TREINTA MIL QUINIENTOS Y 00/100 SOLES).

Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

Los gobiernos locales en el marco de lo establecido en la presente disposición informan al Ministerio de Transportes y Comunicaciones, a través de Provias Descentralizado, los avances físicos y ﬁnancieros de forma trimestral, sobre la ejecución de dichos recursos, con relación a su cronograma de ejecución y/o disposiciones contenidas en los convenios y/o adendas correspondientes.

TRIGÉSIMA CUARTA. Transferencias ﬁnancieras del Ministerio de Transportes y Comunicaciones a favor de CORPAC

1.	Se autoriza al Ministerio de Transportes y Comunicaciones, durante el Año Fiscal 2024, para realizar transferencias ﬁnancieras, a favor de la empresa Corporación Peruana de Aeropuertos y Aviación Comercial S.A. – CORPAC S.A., hasta por la suma de S/ 113 083 520,00 (CIENTO TRECE MILLONES OCHENTA Y TRES MIL QUINIENTOS VEINTE Y 00/100 SOLES), para ﬁnanciar inversiones en equipamiento e infraestructura de aeropuertos, necesarios para la operatividad de los aeropuertos que administra dicha Corporación, así como, de aeropuertos concesionados en los cuales presta los servicios de aeronavegación aérea.

Las transferencias ﬁnancieras autorizadas en la presente disposición se realizan mediante resolución del titular del pliego Ministerio de Transportes y Comunicaciones, previa solicitud de CORPAC S.A. e informes favorables de la Dirección General de Aeronáutica Civil y de la oﬁcina de presupuesto o la que haga sus veces en el citado Ministerio. La resolución del titular del pliego se publica en el diario oﬁcial El Peruano.

2.	La aplicación de la presente disposición se ﬁnancia con cargo al presupuesto institucional del pliego MTC, sin demandar recursos adicionales al tesoro público.

3.	Los saldos no utilizados de los recursos transferidos por el Ministerio de Transportes y Comunicaciones a las que se reﬁere el presente artículo, a favor de la Corporación Peruana de Aeropuertos y Aviación Comercial Sociedad Anónima S.A - CORPAC, deben ser devueltos al tesoro público una vez culminada la ejecución objeto de los convenios de administración de recursos, costos compartidos u otras modalidades similares, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

4.	Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su transferencia conforme a la presente disposición.

TRIGÉSIMA QUINTA. Recursos para el Fondo Sierra Azul

1.	Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto institucional del pliego Ministerio de Desarrollo Agrario y Riego, hasta por la suma de S/ 139 445 364,00 (CIENTO TREINTA Y NUEVE MILLONES CUATROCIENTOS CUARENTA Y CINCO MIL TRESCIENTOS SESENTA Y CUATRO Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Determinados, destinados, exclusivamente, para el ﬁnanciamiento de los ﬁnes del Fondo Sierra Azul, de acuerdo a lo siguiente:

a)	Hasta por la suma de S/ 15 630 133,00 (QUINCE MILLONES SEISCIENTOS TREINTA MIL CIENTO TREINTA Y TRES Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Determinados para la elaboración de estudios de preinversión y elaboración de expedientes técnicos de inversiones para reducir el impacto del déﬁcit hídrico.

b)	Hasta por la suma de S/ 11 741 240,00 (ONCE MILLONES SETECIENTOS CUARENTA Y UN MIL DOSCIENTOS CUARENTA Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Determinados para la ejecución de inversiones bajo la modalidad de Obras por Impuestos.

c)	Hasta por la suma de S/ 112 073 991,00 (CIENTO DOCE MILLONES SETENTAY TRES MIL NOVECIENTOS NOVENTA Y UNO Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Determinados para el ﬁnanciamiento de inversiones en el marco del Sistema de Programación Multianual y Gestión de Inversiones.

2.	Asimismo, se dispone que, durante el Año Fiscal 2024, el Fondo Sierra Azul ﬁnancia y/o coﬁnancia inversiones en materia de riego, apoyo al desarrollo productivo, siembra y cosecha de agua y riego tecniﬁcado viables o inversiones de optimización de ampliación marginal, de reposición y de rehabilitación, presentados por los tres niveles de gobierno y cuya ejecución estará a cargo del Ministerio de Desarrollo Agrario y Riego, gobiernos regionales y gobiernos locales. Para ello, las inversiones deben encontrarse bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, contar con expediente técnico o documento equivalente aprobado, vigente y registrado en el Banco de Inversiones, y estar registradas en la cartera de inversiones del Programa Multianual de Inversiones correspondiente.

Para tal ﬁn, se autoriza al Ministerio de Desarrollo Agrario y Riego, durante el Año Fiscal 2024, para realizar modiﬁcaciones presupuestarias en el nivel institucional con cargo a los recursos del literal c) del numeral precedente, a favor de los gobiernos regionales y gobiernos locales, previa suscripción del convenio respectivo, las que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Desarrollo Agrario y Riego, a propuesta de este último. Dichos decretos supremos se publican hasta el 22 de marzo de 2024. Las propuestas de decreto supremo correspondientes deben ser presentadas al Ministerio de Economía y Finanzas hasta el 29 de febrero de 2024.

3.	Los recursos a los que se reﬁere la presente disposición se ejecutan bajo las mismas formalidades, mecanismos y procedimientos aprobados en la normatividad vigente para el Fondo Sierra Azul, en lo que le fuera aplicable.

TRIGÉSIMA SEXTA. Se autoriza al Ministerio de Transportes y Comunicaciones, durante el Año Fiscal 2024, a realizar modiﬁcaciones presupuestarias en el nivel institucional, con cargo a los recursos de su presupuesto institucional, por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor del Organismo Supervisor de la Inversión en Infraestructura de Transporte de Uso Público (OSITRAN), hasta por la suma de S/ 962 424,00 (NOVECIENTOS SESENTA Y DOS MIL CUATROCIENTOS VEINTICUATRO Y 00/100 SOLES), para ﬁnanciar la supervisión de las obras de la segunda etapa de Construcción del Tramo Ancón - Huacho - Pativilca, de la Carretera Panamericana Norte (Red Vial 5).

Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Transportes y Comunicaciones, a propuesta de este último.

Para efectos de lo establecido en la presente disposición, se exceptúa al Organismo Supervisor de la Inversión en Infraestructura de Transporte de Uso Público (OSITRAN) de lo establecido en el artículo 72 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

La aplicación de la presente disposición se ﬁnancia con cargo al presupuesto institucional del Ministerio de Transportes y Comunicaciones, sin demandar recursos adicionales al tesoro público.

TRIGÉSIMA SÉPTIMA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos a favor de veinticinco (25) gobiernos regionales, hasta por la suma de S/ 23 996 635,00 (VEINTITRES MILLONES NOVECIENTOS NOVENTA Y SEIS MIL SEISCIENTOS TREINTA Y CINCO Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar las funciones que en materia de telecomunicaciones han sido transferidas en el marco de la descentralización, así como para la operación y mantenimiento de los sistemas de telecomunicaciones, las mismas que se consignan en la Actividad 5000942: Mantenimiento del sistema de comunicaciones hasta por la suma de S/ 17 162 092,00 (DIECISIETE MILLONES CIENTO SESENTA Y DOS MIL NOVENTA Y DOS Y 00/100 SOLES) y en la Actividad 5001110: Promoción y regulación de los servicios de telecomunicaciones hasta por la suma de S/ 6 834 543,00 (SEIS MILLONES OCHOCIENTOS TREINTA Y CUATRO MIL QUINIENTOS CUARENTA Y TRES Y 00/100 SOLES), de acuerdo al Anexo V “Asignación de recursos a favor de veinticinco (25) gobiernos regionales para el ﬁnanciamiento de acciones en materia de telecomunicaciones”.

Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

El Ministerio de Transportes y Comunicaciones es responsable de la veriﬁcación y seguimiento de la ejecución de los recursos asignados, en el ámbito de sus competencias. Para tal ﬁn, los gobiernos regionales bajo los alcances de la presente disposición deben remitir al mes siguiente de ﬁnalizado el semestre al referido Ministerio los avances de la ejecución de los recursos asignados.

TRIGÉSIMA OCTAVA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 14 450 676,00 (CATORCE MILLONES CUATROCIENTOS CINCUENTA MIL SEISCIENTOS SETENTA Y SEIS Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar el pago de los servicios públicos de telecomunicaciones de las instituciones abonadas obligatorias de los Proyectos de Instalación de Banda Ancha para la Conectividad Integral y Desarrollo Social, conforme al siguiente detalle:

a)	Gobierno Regional del departamento de Apurímac, hasta por la suma de S/ 682 555,00 (SEISCIENTOS OCHENTA Y DOS MIL QUINIENTOS CINCUENTA Y CINCO Y 00/100 SOLES).

b)	Gobierno Regional del departamento de Ayacucho, hasta por la suma de S/ 764 376,00 (SETECIENTOS SESENTA Y CUATRO MIL TRESCIENTOS SETENTA Y SEIS Y 00/100 SOLES).

c)	Gobierno Regional del departamento de Huancavelica, hasta por la suma de S/ 739 614,00 (SETECIENTOS TREINTA Y NUEVE MIL SEISCIENTOS CATORCE Y 00/100 SOLES).

d)	Gobierno Regional del departamento de Lambayeque, hasta por la suma de S/ 3 139 575,00 (TRES MILLONES CIENTO TREINTA Y NUEVE MIL QUINIENTOS SETENTA Y CINCO Y 00/100 SOLES).

e)	Gobierno Regional del departamento de Cusco, hasta por la suma de S/ 2 266 817,00 (DOS MILLONES DOSCIENTOS SESENTA Y SEIS MIL OCHOCIENTOS DIECISIETE Y 00/100 SOLES).

f)	Gobierno Regional del departamento de Lima, hasta por la suma de S/ 1 473 086,00 (UN MILLÓN CUATROCIENTOS SETENTA Y TRES MIL OCHENTA Y SEIS Y 00/100 SOLES).

g)	Gobierno Regional del departamento de Ica, hasta por la suma de S/ 290 105,00 (DOSCIENTOS NOVENTA MIL CIENTO CINCO Y 00/100 SOLES).

h)	Gobierno Regional del departamento de Amazonas, hasta por la suma de S/ 827 604,00 (OCHOCIENTOS VEINTISIETE MIL SEISCIENTOS CUATRO Y 00/100 SOLES).

i)	Gobierno Regional del departamento de Junín, hasta por la suma de S/ 953 316,00 (NOVECIENTOS CINCUENTA Y TRES MIL TRESCIENTOS DIECISEIS Y 00/100 SOLES).

j)	Gobierno Regional del departamento de Puno, hasta por la suma de S/ 741 378,00 (SETECIENTOS CUARENTA Y UN MIL TRESCIENTOS SETENTA Y OCHO Y 00/100 SOLES).

k)	Gobierno Regional del departamento de Tacna, hasta por la suma de S/ 362 294,00 (TRESCIENTOS SESENTA Y DOS MIL DOSCIENTOS NOVENTA Y CUATRO Y 00/100 SOLES).

l)	Gobierno Regional del departamento de Moquegua hasta por la suma de S/ 385 921,00 (TRESCIENTOS OCHENTA Y CINCO MIL NOVECIENTOS VEINTIUNO Y 00/100 SOLES).

m)	Gobierno Regional del departamento de Huánuco, hasta por la suma de S/ 404 535,00 (CUATROCIENTOS CUATRO MIL QUINIENTOS TREINTA Y CINCO Y 00/100 SOLES).

n)	Gobierno Regional del departamento de Pasco, hasta por la suma de S/ 427 905,00 (CUATROCIENTOS VEINTISIETE MIL NOVECIENTOS CINCO Y 00/100 SOLES).

ñ)	Gobierno Regional del departamento de Ancash, hasta por la suma de S/ 317 907,00 (TRESCIENTOS DIECISIETE MIL NOVECIENTOS SIETE Y 00/100 SOLES).

o)	Gobierno Regional del departamento de Arequipa, hasta por la suma de S/ 156 737,00 (CIENTO CINCUENTA Y SEIS MIL SETECIENTOS TREINTA Y SIETE Y 00/100 SOLES).

p)	Gobierno Regional del departamento de La Libertad, hasta por la suma de S/ 374 316,00 (TRESCIENTOS SETENTA Y CUATRO MIL TRESCIENTOS DIECISEIS Y 00/100 SOLES).

q)	Gobierno Regional del departamento de San Martín, hasta por la suma de S/ 142 635,00 (CIENTO CUARENTA Y DOS MIL SEISCIENTOS TREINTA Y CINCO Y 00/100 SOLES).

Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

El Ministerio de Transportes y Comunicaciones es responsable de la veriﬁcación y seguimiento de la ejecución de los recursos asignados, en el ámbito de sus competencias. Para tal ﬁn, los gobiernos regionales bajo los alcances de la presente disposición deben informar al referido Ministerio sobre los avances físicos y ﬁnancieros de la ejecución de dichos recursos.

TRIGÉSIMA NOVENA. Se dispone que los gobiernos regionales, y los gobiernos locales que, en el año Fiscal 2024 sean tipo A, B, C, D y E de acuerdo a la clasiﬁcación del Programa de Incentivos a la Mejora de la Gestión Municipal deben utilizar el 0,5% de su presupuesto institucional, así como los gobiernos locales que, en el Año Fiscal 2024 sean tipo F y G de acuerdo a la clasiﬁcación de dicho Programa deben utilizar hasta el 0,5% de su presupuesto institucional, priorizando la realización de obras, reparación o adecuación, en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones, así como el mantenimiento, destinados a mejorar o proveer de accesibilidad a la infraestructura urbana de las ciudades incluyendo el acceso a los palacios y demás sedes regionales y municipales que están al servicio de todos los ciudadanos y prioritariamente a quienes se encuentren en situación de discapacidad.

Asimismo, se establece que los gobiernos regionales, y los gobiernos locales que, en el Año Fiscal 2024 sean tipo A, B, C, D y E de acuerdo a la clasiﬁcación del Programa de Incentivos a la Mejora de la Gestión Municipal deben utilizar el 0,5% de su presupuesto institucional, así como los gobiernos locales que, en el Año Fiscal 2024, sean tipo F y G de acuerdo a la clasiﬁcación de dicho Programa deben utilizar hasta el 0,5 % de su presupuesto institucional, para ﬁnanciar gastos operativos, planes, programas y servicios que por ley deben realizar las Oﬁcinas Regionales de Atención a la Persona con Discapacidad (OREDIS) y las Oﬁcinas Municipales de Atención a la Persona con Discapacidad (OMAPED) a favor de la población con discapacidad de su jurisdicción.

Los gobiernos regionales y los gobiernos locales informan anualmente, por escrito, a la Comisión de Inclusión Social y Personas con Discapacidad, y a la Comisión de Presupuesto y Cuenta General de la República del Congreso de la República, sobre el cumplimiento de lo establecido en la presente disposición, bajo responsabilidad del titular del pliego, gerente general y gerente municipal, respectivamente. Una copia de dicho informe se remite al Consejo Nacional para la Integración de la Persona con Discapacidad (CONADIS). El plazo para enviar el informe anual para ambas comisiones es de noventa (90) días calendario de culminado el año ﬁscal correspondiente.

CUADRAGÉSIMA. Se autoriza a la Contraloría General de la República, en el Año Fiscal 2024, con cargo a su presupuesto institucional, a ﬁnanciar el pago de viáticos, pasajes, así como de los gastos operativos del personal vinculado a los servicios de control gubernamental en los órganos de control institucional de las entidades sujetas al Sistema Nacional de Control, indistintamente del régimen laboral y/o vínculo contractual, a ﬁn de garantizar la operatividad de los servicios de control gubernamental que se ejecuten en el marco del fortalecimiento de la Contraloría General de la República y del Sistema Nacional de Control. Para la aplicación de la presente disposición la Contraloría General de la República dicta los lineamientos y condiciones que resulten necesario.

CUADRAGÉSIMA PRIMERA. Autorización para ﬁnanciar el pago correspondiente al régimen de sinceramiento de deudas por aportaciones a ESSALUD, ONP y REPRO- AFP

Se autoriza a los gobiernos regionales y gobiernos locales, durante el Año Fiscal 2024, para realizar modiﬁcaciones presupuestarias en el nivel funcional programático, para ﬁnanciar el pago correspondiente al Régimen de Sinceramente de Deudas por Aportaciones al Essalud y a la ONP, y al Régimen de Reprogramación de pago de Aportes Previsionales al Fondo de Pensiones (REPRO-AFP), establecidos por el Decreto Legislativo Nº 1275, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal de los gobiernos regionales y gobiernos locales.

Para tal efecto, los gobiernos regionales y gobiernos locales quedan exceptuados de lo establecido en el numeral 9.1 del artículo 9 de la presente ley. En el caso de los gobiernos regionales, la excepción a lo establecido en el numeral 9.1 del artículo 9 de la presente ley no exime a dichas entidades del requisito de contar con la opinión favorable de la Dirección General de Gestión Fiscal de los Recursos Humanos y de la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas, establecido en dicho numeral para el caso de los gobiernos regionales. Las solicitudes de informe favorable de la Dirección General de Presupuesto Público solo pueden ser presentadas al Ministerio de Economía y Finanzas hasta el 25 de octubre de 2024.

Asimismo, se prohíbe a los gobiernos regionales y gobiernos locales a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a los recursos asignados en su presupuesto institucional en la categoría presupuestaria 9001. Acciones Centrales, actividad 5000003, y las ﬁnalidades “Pago de cuotas del REPRO- AFP”, “Pago de cuotas del sinceramiento de deudas por aportaciones al EsSalud” y “Pago de cuotas del sinceramiento de deudas por aportaciones a la ONP”, con el ﬁn de habilitar a otras partidas, genéricas o especiﬁcas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen entre las ﬁnalidades señaladas en el presente párrafo en la indicada categoría presupuestaria y actividad del mismo pliego.

CUADRAGÉSIMA SEGUNDA. Se autoriza, en el Año Fiscal 2024, a los gobiernos regionales y gobiernos locales para realizar modiﬁcaciones presupuestarias en el nivel funcional programático para el pago del servicio de la deuda, con cargo a los recursos de su presupuesto institucional por la fuente de ﬁnanciamiento Recursos Determinados, destinado a inversiones que se encuentran bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentran bajo el ámbito de dicho Sistema Nacional.

Para tal efecto, y únicamente para el pago del servicio de la deuda, se exceptúa a las referidas entidades de lo establecido en el artículo 11 de la presente ley.

CUADRAGÉSIMA TERCERA. Se autoriza, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales para realizar transferencias ﬁnancieras a favor de la Comisión Nacional de Investigación y Desarrollo Aeroespacial (CONIDA), con cargo a los recursos de su presupuesto institucional por las fuentes de ﬁnanciamiento Recursos Ordinarios, Recursos Directamente Recaudados y Recursos Determinados en el rubro canon y sobrecanon, regalías, rentas de aduanas y participaciones, para ﬁnanciar la elaboración de estudios y proyectos de investigación en campos relacionados a las aplicaciones con imágenes satelitales, en relación con sus circunscripciones territoriales con la ﬁnalidad de fortalecer el seguimiento y evaluación de intervenciones ﬁnanciadas con presupuesto público.

Las referidas transferencias ﬁnancieras se aprueban, para el caso de las entidades del Gobierno Nacional mediante resolución del titular de la entidad y, para el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente, requiriéndose en ambos casos el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad. La resolución del titular y el acuerdo del Consejo Regional se publican en el diario oﬁcial El Peruano, y el acuerdo del Concejo Municipal se publica en la sede digital del gobierno local correspondiente.

La entidad pública que realiza transferencias ﬁnancieras en el marco de lo autorizado en la presente disposición es responsable del monitoreo, seguimiento y cumplimiento de los ﬁnes y metas para los cuales transﬁrieron los recursos. Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su transferencia conforme a la presente disposición.

CUADRAGÉSIMA CUARTA. Emisión de decretos supremos sobre ingresos del personal ﬁnanciados con cargo a los recursos generados por Centros de Producción

Se prorroga hasta el 31 de diciembre de 2024, lo establecido por la Septuagésima Primera Disposición Complementaria Final de la Ley Nº 30879, Ley de Presupuesto del Sector Público para el Año Fiscal 2019.

Para tal efecto, mediante decreto supremo refrendado por el Ministerio de Economía y Finanzas, se aprueban disposiciones que regulen los ingresos generados por la gestión de los Centros de Producción y similares en las universidades públicas, y los gastos a ﬁnanciar con cargo a dichos recursos; así como los ingresos de personal que puedan ser otorgados con cargo a los recursos generados por los Centros de producción y similares, los mismos que no tienen carácter remunerativo ni pensionable, no están afectos a cargas sociales ni forman parte de la base de cálculo para la determinación de cualquier beneﬁcio, compensación u otro de similar naturaleza. Tales ingresos de personal son registrados en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP).

Las universidades públicas remiten la información necesaria conforme lo solicite el Ministerio de Economía y Finanzas, bajo responsabilidad del titular de la universidad.

Para la implementación de la presente disposición, las universidades públicas quedan exoneradas de lo dispuesto en el artículo 6 y en el numeral 9.1 del artículo 9 de la presente ley.

CUADRAGÉSIMA QUINTA. Se faculta a la Contraloría General de la República, durante el Año Fiscal 2024, para contratar a las sociedades de auditoría, conforme a lo establecido en el artículo 20 de la Ley Nº 27785, Ley Orgánica del Sistema Nacional de Control y de la Contraloría General de la República, con la ﬁnalidad de que realicen cualquier labor de control gubernamental externo en las entidades sujetas a control.

La implementación de la presente disposición se ﬁnancia con cargo al presupuesto institucional de las entidades involucradas, sin demandar recursos adicionales al tesoro público.

La Contraloría General de la República, en un plazo de treinta (30) días hábiles, emite las disposiciones complementarias a que hubiere lugar para la implementación de la presente disposición.

CUADRAGÉSIMA SEXTA. Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 56 335 081,00 (CINCUENTA Y SEIS MILLONES TRESCIENTOS TREINTA Y CINCO MIL OCHENTA Y UNO Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, con cargo a los saldos no utilizados del Fondo para la Promoción y Desarrollo Turístico Nacional, creado por la Ley Nº 27889, Ley que crea el Fondo y el Impuesto Extraordinario para la Promoción y Desarrollo Turístico Nacional, exclusivamente, para los ﬁnes de dicho Fondo que comprende el ﬁnanciamiento de actividades y proyectos destinados a la promoción y desarrollo del turismo nacional, según el siguiente detalle:

a)	A favor del Ministerio de Comercio Exterior y Turismo (MINCETUR) hasta por la suma de S/ 22 335 081,00 (VEINTIDOS MILLONES TRESCIENTOS TREINTA Y CINCO MIL OCHENTA Y UNO Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar inversiones destinadas al desarrollo del turismo nacional a cargo de la Unidad Ejecutora 004 Plan COPESCO Nacional.

b)	A favor de la Comisión de Promoción del Perú para la Exportación y el Turismo (PROMPERU), hasta por la suma de S/ 34 000 000,00 (TREINTA Y CUATRO MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar actividades de promoción del turismo.

Los recursos a los que se reﬁere el primer párrafo de la presente disposición se ejecutan bajo las mismas formalidades, mecanismos y procedimientos aprobados en la normatividad vigente del referido Fondo, en lo que les fuera aplicable. Para tal efecto, la Dirección General del tesoro público efectúa la asignación ﬁnanciera correspondiente, de acuerdo con la normatividad del Sistema Nacional de Tesorería.

Los recursos a los que se reﬁere la presente disposición no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la misma.

CUADRAGÉSIMA SÉPTIMA. Se dispone que en el Presupuesto del Sector Publico para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 184 452 930,00 (CIENTO OCHENTA Y CUATRO MILLONES CUATROCIENTOS CINCUENTA Y DOS MIL NOVECIENTOS TREINTA Y 00/100 SOLES), en el pliego Organismo Supervisor de la Inversión en Energía y Minería (OSINERGMIN), por la fuente de ﬁnanciamiento Recursos Ordinarios, destinados, exclusivamente, para ﬁnanciar los gastos producto de la contratación de la administración de los bienes de la concesión del exproyecto “Mejoras a la Seguridad Energética del País y Desarrollo del Gasoducto Sur Peruano”. Para tal ﬁn, se exceptúa al OSINERGMIN de lo establecido en el artículo 72 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto.

Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

Los recursos ﬁnancieros más intereses no utilizados al 31 de diciembre de 2024, deben ser revertidos al tesoro público, conforme a la normatividad del Sistema Nacional de Tesorería.

El OSINERGMIN, en el marco de lo establecido en la presente disposición, informa al Ministerio de Energía y Minas los avances físicos y ﬁnancieros de la ejecución de dichos recursos con relación a su cronograma de ejecución o disposiciones contenidas en los convenios o adendas correspondientes.

CUADRAGÉSIMA OCTAVA. Autorización al Servicio Nacional Forestal y de Fauna Silvestre (SERFOR) para otorgar subvenciones en el marco del Programa de Fomento y Gestión Sostenible de la Producción Forestal en el Perú

Con la ﬁnalidad de contribuir al incremento de la productividad, a través del impulso al desarrollo productivo forestal, se autoriza, durante el Año Fiscal 2024, al Servicio Nacional Forestal y de Fauna Silvestre (Serfor), a través del Programa de Fomento y Gestión Sostenible de la Producción Forestal en el Perú, a otorgar subvenciones a favor de personas naturales y personas jurídicas privadas en el marco de los procedimientos del Fondo Concursable del citado Programa, con cargo al presupuesto institucional del Servicio Nacional Forestal y de Fauna Silvestre (SERFOR), con la ﬁnalidad de contribuir al desarrollo productivo, y del emprendimiento forestal en el país.

Las subvenciones a las que se reﬁere el párrafo precedente se aprueban mediante resolución del titular del pliego Servicio Nacional Forestal y de Fauna Silvestre - SERFOR, previa suscripción de convenio, y requiriéndose el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en el pliego. Dicha resolución del titular del pliego se publica en el diario oﬁcial El Peruano.

Serfor es responsable del monitoreo, seguimiento y cumplimiento de los ﬁnes y metas para los cuales fueron entregados los recursos públicos. Dichos recursos, bajo responsabilidad, deben ser destinados sólo a los ﬁnes para los cuales se autoriza su otorgamiento, según corresponda, conforme a la presente disposición. Mediante resolución del titular de SERFOR se debe establecer los mecanismos para la rendición de cuentas de los recursos otorgados mediante subvenciones a las personas naturales y personas jurídicas privadas, así como para la evaluación por parte del SERFOR de los resultados alcanzados y los beneﬁcios generados por el otorgamiento de las subvenciones autorizadas en el marco de lo establecido por la presente disposición. Asimismo, el SERFOR publica, semestralmente, en su sede digital, la relación de los beneﬁciarios de las subvenciones otorgadas conforme a la presente disposición.

CUADRAGÉSIMA NOVENA. Autorización al Ministerio de Desarrollo Agrario y Riego para otorgar subvenciones a través de la Estrategia de “Emprendimiento de la Mujer Rural e Indígena para el Año 2024

Se autoriza al Ministerio de Desarrollo Agrario y Riego (MIDAGRI), durante el Año Fiscal 2024, para otorgar subvenciones, a través de la Estrategia de “Emprendimiento de la Mujer Rural e Indígena para el Año 2024”, con cargo a los recursos de su presupuesto institucional, a favor de las mujeres productoras rurales e indígenas organizadas, para ﬁnanciar emprendimientos, así como asesorías técnicas en materia agrícola, forestal, pecuaria y artesanal; Dichas subvenciones se aprueban mediante resolución del titular del MIDAGRI, para lo cual se requiere el informe previo favorable de su oﬁcina de presupuesto o la que haga sus veces. La resolución del titular del pliego se publica en el diario oﬁcial El Peruano.

El MIDAGRI, en el plazo de quince (15) das calendario contados a partir de la vigencia de la presente ley, aprueba mediante resolución ministerial la Estrategia denominada ‘Emprendimiento de la Mujer Rural e Indígena para el Año 2024” el alcance de la estrategia, las disposiciones operativas, los criterios de priorización o focalización y la oportunidad de entrega de las subvenciones, así como los mecanismos para la rendición de cuentas de los recursos otorgados mediante subvenciones en la presente disposición.

El MIDAGRI es responsable de efectuar el monitoreo y supervisión del cumplimiento de las metas para los cuales fueron entregados los recursos públicos. Dichos recursos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su otorgamiento conforme a la presente disposición.

QUINCUAGÉSIMA. Uso excepcional de los recursos del Fondo de Compensación Regional en gasto corriente.

Autorizar, excepcionalmente, a los gobiernos regionales a utilizar hasta un máximo de 40% de los recursos provenientes del Fondo de Compensación Regional (FONCOR) al que se reﬁere el numeral 6.2 del artículo 6 de la Ley Nº 31069, Ley que fortalece los ingresos y las inversiones de los gobiernos regionales a través del Fondo de Compensación Regional (FONCOR), para ﬁnanciar gasto corriente que contribuya a: i) las intervenciones de atención primaria de salud, y ii) las acciones vinculadas a la nivelación de aprendizajes, reducción de la deserción del sistema educativo y logro de aprendizajes de los estudiantes, en el marco de sus competencias.

Para los ﬁnes antes señalados, los gobiernos regionales deben cumplir con lo siguiente:

1.	Los recursos autorizados a que hace referencia la presente disposición no pueden utilizarse en gasto corriente para el pago de remuneraciones, ingresos, boniﬁcaciones, beneﬁcios, dietas, asignaciones, retribuciones, estímulos, incentivos, compensaciones económicas, pensiones y conceptos de cualquier naturaleza destinados a gasto de personal de cualquier índole.

2.	Los gobiernos regionales remiten semanalmente la información de las órdenes de compra y de servicio del Sistema Integrado de Gestión Administrativa del Ministerio de Economía y Finanzas (SIGA MEF) a través del Sistema de Envío y Recepción (SERS), respecto a la ejecución de los recursos autorizados en la presente disposición.

Para efectos de la presente disposición, los gobiernos regionales quedan exonerados de lo dispuesto en el inciso 3 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, así como del numeral 9.3 del artículo 9 y del numeral 11.3 del artículo 11 de la presente ley.

Los Gobiernos Regionales presentan un informe de frecuencia trimestral a la Comisión de Presupuesto y Cuenta General de la República del Congreso de la República, sobre el cumplimiento de lo establecido en la presente disposición, bajo responsabilidad del titular del pliego.

QUINCUAGÉSIMA PRIMERA. Continuidad de las medidas relacionadas con la implementación de iniciativas de voluntariado dirigidas a poblaciones vulnerables en zonas de crisis humanitaria en departamentos priorizados a través de núcleos ejecutores de voluntariado, al amparo del Decreto Legislativo Nº 1566

Se dispone que, en el Presupuesto del Sector Púbico para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 400 000,00 (CUATROCIENTOS MIL Y 00/100 SOLES) para las acciones establecidas en el Decreto Legislativo Nº 1566, el cual será asignado de la siguiente manera:

1.	En el presupuesto institucional del pliego Ministerio de Desarrollo e Inclusión Social, hasta por la suma de S/ 340 000,00 (TRESCIENTOS CUARENTA MIL Y 00/100 SOLES) en la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar las iniciativas de voluntariado a favor de poblaciones vulnerables en zonas de crisis humanitaria, en departamentos priorizados, implementadas por organizaciones de voluntariado, a través del Fondo de Cooperación para el Desarrollo Social – FONCODES, bajo la modalidad de Núcleo Ejecutor.

2.	En el presupuesto institucional del pliego 039 Ministerio de la Mujer y Poblaciones Vulnerables, hasta por la suma de S/ 60 000,00 (SESENTA MIL Y 00/100 SOLES) en la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar los gastos administrativos que genera el proceso de selección y la supervisión de la implementación de las iniciativas de voluntariado, en el marco del numeral anterior, a favor de poblaciones vulnerables en zonas de crisis humanitaria, en departamentos priorizados.

QUINCUAGÉSIMA SEGUNDA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 43 106 592,00 (CUARENTA Y TRES MILLONES CIENTO SEIS MIL QUINIENTOS NOVENTA Y DOS Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los gobiernos regionales de los departamentos de Amazonas, Ayacucho, Cajamarca, Cusco, Huánuco, La Libertad, Loreto, Madre de Dios, Piura, San Martín, Tumbes y Ucayali, para ﬁnanciar el fortalecimiento de la gestión institucional, transparencia, digitalización, control y vigilancia del patrimonio forestal y la fauna silvestre.

Para la veriﬁcación y seguimiento de la ejecución de los recursos asignados a los gobiernos regionales y para garantizar el cumplimiento de las metas propuestas para cada gobierno regional, se ha asignado al Servicio Nacional Forestal y de Fauna Silvestre (SERFOR), como ente rector del Programa Presupuestal Competitividad y Aprovechamiento Sostenible de los Recursos Forestales y de Fauna Silvestre, hasta la suma de S/ 500 000,00 (QUINIENTOS MIL Y 00/100 SOLES).

A ﬁn de garantizar el proceso de implementación de las medidas y el cumplimiento de las mismas, el SERFOR, elabora los lineamientos, los mismos que contienen los compromisos, metas y condiciones para el fortalecimiento de la gestión institucional, transparencia, digitalización, control y vigilancia del patrimonio forestal y de fauna silvestre. Los lineamientos deben ser aprobados mediante Resolución emitida por dicha institución, en el marco de la normatividad de la materia.

La resolución a la que se reﬁere el párrafo precedente debe ser aprobada en un plazo que no exceda los treinta (30) días calendario de entrada en vigencia de la presente ley.

Los recursos a los que se reﬁeren los párrafos precedentes no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición. Los gobiernos regionales bajo los alcances de la presente disposición deben informar al SERFOR sobre los avances físicos y ﬁnancieros de la ejecución de dichos recursos. El SERFOR publica en su sede digital los avances físicos y ﬁnancieros reportados por los gobiernos regionales.

QUINCUAGÉSIMA TERCERA. Se dispone que el Gobierno Regional del departamento de Amazonas, durante el Año Fiscal 2024, realice transferencias ﬁnancieras hasta por la suma de S/ 2 254 174,00 (DOS MILLONES DOSCIENTOS CINCUENTA Y CUATRO MIL CIENTO SETENTA Y CUATRO Y 00/100 SOLES) a favor de las Mancomunidades Municipales Chillaos, Tilacancha, Alto Utcubamba y Valle de las Cataratas del departamento de Amazonas para ﬁnanciar la operación y mantenimiento de cuatro (04) rellenos sanitarios.

Dichas transferencias ﬁnancieras se aprueban mediante Resolución del Gobernador Regional, requiriéndose el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad. La referida resolución se publica en el diario oﬁcial El Peruano.

El Gobierno Regional del departamento de Amazonas a través de la Unidad Ejecutora PROAMAZONAS es responsable del monitoreo, seguimiento y cumplimiento de los ﬁnes y metas para los cuales transﬁere los recursos. Los recursos públicos bajo responsabilidad deben ser destinados solo a los ﬁnes para los cuales se autorizó su transferencia conforme a la presente disposición.

QUINCUAGÉSIMA CUARTA. Financiamiento para la gestión integral de residuos sólidos en gobiernos locales

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto de doscientos cuarenta y cinco (245) gobiernos locales hasta por la suma de S/ 85 170 324,00 (OCHENTA Y CINCO MILLONES CIENTO SETENTA MIL TRESCIENTOS VEINTICUATRO Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, para el ﬁnanciamiento de acciones y/o actividades vinculadas con la prestación del servicio de limpieza pública y las operaciones para el manejo de residuos sólidos aprovechables en sus jurisdicciones.

Para efecto de lo establecido en el párrafo precedente, los doscientos cuarenta y cinco (245) gobiernos locales deben sujetarse a la normativa vigente en materia de residuos sólidos, demás normativa sobre la materia que resulte aplicable y a los lineamientos que apruebe el Ministerio del Ambiente, previa opinión del Ministerio de Economía y Finanzas a través de a Dirección General de Presupuesto Público. La propuesta de lineamientos del Ministerio del Ambiente se presenta al Ministerio de Economía y Finanzas hasta el 05 de enero de 2024. Los lineamientos aprobados se publican en la sede digital del Ministerio del Ambiente hasta el 15 de enero de 2024.

Los recursos otorgados para fortalecer la prestación del servicio de limpieza pública y las operaciones para el manejo de residuos sólidos aprovechables en el marco del Programa Presupuestal “Gestión integral de residuos sólidos”, no debe afectar la recaudación ni los servicios municipales que los gobiernos locales implementan con cargo a los recursos de su presupuesto institucional por la fuente de financiamiento Recursos Directamente Recaudados.

Los recursos a los que se reﬁere la presente disposición no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos para los cuales son asignados.

QUINCUAGÉSIMA QUINTA. Se autoriza al Instituto Nacional de Estadística e Informática (INEI), durante el Año Fiscal 2024, a aprobar transferencias ﬁnancieras a favor de organismos internacionales, y celebrar convenios de administración de recursos, para la adquisición de activos no ﬁnancieros para la ejecución de los Censos Nacionales 2025: XIII de Población, VIII de Vivienda y IV de Comunidades Indígenas, conforme a lo dispuesto por la Ley Nº 30356, Ley que fortalece la transparencia y el control en los convenios de administración de recursos con organizaciones internacionales, y las disposiciones establecidas por el Decreto Supremo Nº 381-2015-EF.

Las transferencias ﬁnancieras autorizadas en la presente disposición se realizan hasta por la suma de S/ 88 000 000,00 (OCHENTA Y OCHO MILLONES Y 00/100 SOLES), mediante resolución del titular del pliego, previo informe favorable de la oﬁcina de presupuesto o la que haga sus veces en dicho pliego. La resolución del titular del pliego se publica en el diario oﬁcial El Peruano.

Los saldos no utilizados de los recursos transferidos por el INEI, con cargo a los recursos de su presupuesto institucional por la fuente de ﬁnanciamiento Recursos Ordinarios, en el marco de lo establecido en la presente disposición, deben ser devueltos al tesoro público una vez culminada la ejecución del convenio mencionado, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los ﬁnes para los cuales se autoriza su transferencia conforme a la presente disposición.

QUINCUAGÉSIMA SEXTA. Medidas para el impulso de la eﬁciencia en las compras públicas

Se establece las siguientes medidas para el impulso de la eﬁciencia en las compras públicas durante el Año Fiscal 2024:

1.	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en la Central de Compras Públicas – PERÚ COMPRAS hasta por la suma de S/ 2 813 797,00 (DOS MILLONES OCHOCIENTOS TRECE MIL SETECIENTOS NOVENTA Y SIETE Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, exclusivamente, para el ﬁnanciamiento de:

a)	La contratación de personal bajo el Régimen Laboral Especial del Decreto Legislativo Nº 1057 y otros gastos para la implementación de las actividades orientadas al proceso de homologación, hasta por la suma de S/ 2 329 797,00 (DOS MILLONES TRESCIENTOS VEINTINUEVE MIL SETECIENTOS NOVENTA Y SIETE Y 00/100 SOLES).

b)	La implementación, operación y mantenimiento de las mejoras y/o desarrollos de los sistemas informáticos gestionados por dicho pliego, en el marco de las compras corporativas y/o agregadas que realiza a través de dichos sistemas, hasta por la suma de S/ 484 000,00 (CUATROCIENTOS OCHENTA Y CUATRO MIL Y 00/100 SOLES).

2.	Se autoriza al Ministerio de Economía y Finanzas a establecer, mediante decreto supremo, con el voto aprobatorio del Consejo de ministros, los objetos que son homologados de manera obligatoria por los Ministerios respectivos. Dichos objetos son incluidos en el Plan de Homologación de 2024 de los ministerios correspondientes. Los referidos ministerios en el Año Fiscal 2024, aprueban las ﬁchas de homologación de los objetos incluidos en el mencionado Plan.

QUINCUAGÉSIMA SÉPTIMA. Se autoriza a la Oﬁcina Nacional de Procesos Electorales (ONPE) para que, durante el Año Fiscal 2024, realice el pago de una compensación económica de S/ 120,00 (CIENTO VEINTE Y 00/100 SOLES), a favor de los miembros de mesa que efectúen labores durante la jornada electoral de las Elecciones Municipales Complementarias 2024 - EMC 2024.

Lo establecido en la presente disposición se ﬁnancia con cargo al presupuesto institucional de la ONPE, sin demandar recursos adicionales al tesoro público.

QUINCUAGÉSIMA OCTAVA. Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, en la Universidad Nacional San Agustín de Arequipa, Universidad Nacional de Piura, Universidad Nacional Mayor de San Marcos, Universidad Nacional de Trujillo, Universidad Nacional de Ingeniería, Universidad Nacional Hermilio Valdizán y Universidad Nacional del Centro, se han asignado recursos para cada uno de estos pliegos, hasta por la suma de S/ 1 064 000,00 (UN MILLÓN SESENTA Y CUATRO MIL Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, exclusivamente para ﬁnanciar la adopción de la malla curricular BIM en sus planes de estudio en el marco del Plan de Implementación y Hoja de Ruta del Plan BIM Perú, lo cual incluye la adquisición de equipos, licencias y capacitación docente necesarios para implementar dichas acciones.

Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

QUINCUAGÉSIMA NOVENA. Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos a las entidades que cuentan con acompañamiento del Ministerio de Economía y Finanzas, a través de la Dirección General de Programación Multianual de Inversiones, para el desarrollo de acciones orientadas a la implementación de las Estructuras de Gestión de Proyectos establecidas en el artículo 6 del Decreto Legislativo Nº 1553, Decreto Legislativo que establece medidas en materia de inversión pública y de contratación pública que coadyuven al impulso de la reactivación económica, conforme al siguiente detalle:

a)	Pliego Gobierno Regional del departamento de Ancash, hasta por la suma de S/ 1 341 000,00 (UN MILLÓN TRESCIENTOS CUARENTA Y UN MIL Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios.

b)	Pliego Gobierno Regional del departamento de Arequipa, hasta por la suma de S/ 1 341 000,00 (UN MILLÓN TRESCIENTOS CUARENTA Y UN MIL Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios.

c)	Pliego Municipalidad Distrital de Chancay, hasta por la suma de S/ 1 065 600,00 (UN MILLÓN SESENTA Y CINCO MIL SEISCIENTOS Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios.

Los recursos a los que se reﬁere el párrafo precedente no pueden ser destinados bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

SEXAGÉSIMA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto del Ministerio de Economía y Finanzas hasta por la suma de S/ 50 000 000,00 (CINCUENTA MILLONES Y 00/100 SOLES) para los ﬁnes a los que se reﬁere el artículo 3 del Decreto Legislativo Nº 1435, Decreto Legislativo que establece la implementación y funcionamiento del Fondo Invierte para el Desarrollo Territorial (FIDT).

El Ministerio de Economía y Finanzas queda autorizado a realizar una transferencia ﬁnanciera hasta por la suma de S/ 50 000 000,00 (CINCUENTA MILLONES Y 00/100 SOLES) de los recursos que les han sido asignados en virtud de lo establecido en el párrafo precedente, a favor del Fondo Invierte para el Desarrollo Territorial (FIDT) cuyos recursos son depositados por la Dirección General del tesoro público en la Cuenta Única del tesoro público (CUT) a favor del FIDT, en el Año Fiscal 2024. Dicha transferencia ﬁnanciera se aprueba, hasta el 10 de enero de 2024, mediante resolución del Titular, previo informe favorable de la Oﬁcina de Presupuesto o la que haga sus veces en el pliego, y se publica en el Diario Oﬁcial El Peruano.

El Ministerio de Economía y Finanzas queda autorizado al uso de hasta el 5% (cinco por ciento) de la suma autorizada en el primer párrafo de la presente disposición, para ﬁnanciar la asistencia técnica a cargo del FIDT, que brindará a los gobiernos regionales y gobiernos locales ganadores de los concursos FIDT respectivos; dichos recursos se sujetan a lo establecido en el numeral 6.4 del artículo 6 del Decreto Legislativo Nº 1435, Decreto Legislativo que establece la implementación y funcionamiento del Fondo Invierte para el Desarrollo Territorial (FIDT).

SEXAGÉSIMA PRIMERA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Presidencia del Consejo de ministros - Unidad Ejecutora Proyecto Especial Legado, hasta por la suma de S/ 150 113 640,00 (CIENTO CINCUENTA MILLONES CIENTO TRECE MIL SEISCIENTOS CUARENTA Y 00/100 SOLES) por la fuente de ﬁnanciamiento Recursos Ordinarios, para la ﬁnanciar la organización e implementación de los Juegos Bolivarianos del Bicentenario 2024 a llevarse a cabo en la ciudad de Ayacucho, en el marco de la Ley Nº 31573, Ley que declara de interés nacional y de necesidad pública la organización e implementación de los juegos bolivarianos del bicentenario 2024, en el marco de las celebraciones por el bicentenario de la batalla de Ayacucho.

SEXAGÉSIMA SEGUNDA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos al Ministerio de Transportes y Comunicaciones, hasta por la suma de S/ 46 402 306,00 (CUARENTA Y SEIS MILLONES CUATROCIENTOS DOS MIL TRESCIENTOS SEIS Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, destinados a proveer el servicio de acceso a internet a favor de las instituciones educativas públicas de Educación Básica beneﬁciarias a través de gestión directa y/o de gestión privada, y establecimientos de salud públicos beneﬁciarios, de los departamentos de Amazonas, Loreto, Madre de Dios y Ucayali, con la ﬁnalidad de garantizar la continuidad de la provisión de conectividad a las referidas instituciones de la intervención CONECTA SELVA.

Para tal ﬁn, el Ministerio de Transportes y Comunicaciones, a través del Programa Nacional de Telecomunicaciones, durante el Año Fiscal 2024, queda facultado a contratar el servicio de acceso a internet a favor de las instituciones beneﬁciarias señaladas en el párrafo precedente.

SEXAGÉSIMA TERCERA. La presente ley está vigente desde el 01 de enero hasta el 31 de diciembre de 2024, salvo el numeral 11.5 del artículo 11, el numeral 15.1 del artículo 15, los artículos 26, 27 y 31, el numeral 44.6       del artículo 44 y el numeral 82.1 del artículo 82, y el numeral 104.1 del artículo 104, y la Primera y Segunda Disposiciones Complementarias Transitorias, que rigen a partir del día siguiente de su publicación en el diario oﬁcial El Peruano.

Asimismo, se prorroga la vigencia, hasta el 31 de diciembre de 2024, de:

i.	Las disposiciones contenidas en los artículos 1 y 2 del Decreto de Urgencia Nº 003-2012, Decreto de Urgencia que dicta medidas extraordinarias para la ejecución de prestaciones y actividades de los Centros Emergencia Mujer – CEMS, para el Programa Nacional para la Prevención y Erradicación de la Violencia contra las Mujeres e Integrantes del Grupo Familiar - AURORA.

ii.	La Nonagésima Sexta Disposición Complementaria Final de la Ley Nº 30693, Ley de Presupuesto del Sector Público para el Año Fiscal 2018, para la cual el monto de los viáticos se sujeta a lo establecido en el Decreto Supremo Nº 007-2013-EF o norma que lo sustituya.

iii.	La Nonagésima Sétima y Centésima Décimo Quinta Disposiciones Complementarias Finales de la Ley Nº 30879, Ley de Presupuesto del Sector Público para el Año Fiscal 2019.

iv.	El artículo 14 del Decreto de Urgencia Nº 039-2019, Decreto de Urgencia que establece medidas extraordinarias en materia presupuestaria que contribuyan a la ejecución del gasto público en los años ﬁscales 2019 y 2020, y aprueban otras medidas.

v.	La Sexagésima, el numeral 2 de la Septuagésima Segunda, la Nonagésima Sexta, la Centésima Tercera Disposiciones Complementarias Finales de la Ley Nº 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022.

vi.	La Nonagésima Sexta Disposición Complementaria Final de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023.

SEXAGÉSIMA CUARTA. La presente ley, por la naturaleza especial de la materia que regula, tiene prevalencia en su aplicación sobre cualquier otra norma jurídica de rango legal o infralegal que se oponga a lo establecido por la presente ley o limite su aplicación.

SEXAGÉSIMA QUINTA. Se autoriza al Ministerio de Educación, en el Año Fiscal 2024, con cargo a su presupuesto institucional, a ﬁnanciar el pago de pasajes y/o viáticos de los participantes en los eventos y competencias internacionales para la medición de los aprendizajes, además de concursos, eventos y actividades de representación, formación y capacitación internacionales, los mismos que deben ser autorizados mediante resolución del titular del pliego que establezca los eventos, competencias internacionales y actividades de representación a realizarse durante el 2024, así como la condición y cantidad de participantes a los que se ﬁnanciará pasajes y/o viáticos, el cronograma, según corresponda, por cada evento, competencia y actividad. La referida resolución se aprueba hasta el 31 de enero de 2024.

SEXAGÉSIMA SEXTA. Modiﬁcación presupuestaria por la fuente de ﬁnanciamiento Recursos por Operaciones Oﬁciales de Crédito en el pliego Ministerio Público

1.	Se autoriza, durante el Año Fiscal 2023, al pliego Ministerio Público para que, mediante resolución de su Titular, proceda a reducir su presupuesto institucional, hasta por la suma de S/ 81 939 573,00 (OCHENTA Y UN MILLONES NOVECIENTOS TREINTA Y NUEVE MIL QUINIENTOS SETENTA Y TRES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos por Operaciones Oﬁciales de Crédito proveniente de operaciones de endeudamiento externo que no serán desembolsados en el año 2023. Dicha resolución debe emitirse dentro de los cinco (05) días calendario contados a partir de la vigencia de la presente Ley y remitirse a los organismos señalados en el numeral 31.4 del artículo 31 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

2.	La Oﬁcina de Presupuesto, o la que haga sus veces en el pliego Ministerio Público, instruye a la unidad ejecutora 011 Carpeta Fiscal Electrónica del Ministerio Público para que elabore la correspondiente “Nota de Modiﬁcación Presupuestaria” que se requiera, como consecuencia de lo dispuesto en el numeral 1.

3.	Como consecuencia de la reducción del presupuesto institucional se debe elaborar un Anexo con el desagregado del ingreso, a nivel de tipo de transacción, genérica, subgenérica y especíﬁca de ingreso, por la fuente de ﬁnanciamiento Recursos por Operaciones Oﬁciales de Crédito, el mismo que forma parte de la resolución del Titular del pliego a que se reﬁere el numeral 1.

4.	El presente artículo entra en vigencia al día siguiente de la publicación de la presente Ley.

SEXAGÉSIMA SÉPTIMA. Medidas para la implementación, fortalecimiento y operatividad de la Unidad Ejecutora 012. Autoridad Nacional de Control del Ministerio Público durante el Año Fiscal 2024

1.	Durante el Año Fiscal 2024 son recursos de la Autoridad Nacional de Control del Ministerio Público:

a.	Los créditos presupuestarios asignados a la Fiscalía Suprema de Control Interno y las Oﬁcinas Desconcentradas de Control Interno, hasta por la suma de S/ 23 127 633,00, en la fuente de ﬁnanciamiento Recursos Ordinarios.

b.	Los saldos de balance provenientes de las transferencias ﬁnancieras realizadas durante el Año Fiscal 2023 a las que hace referencia la Septuagésima Octava Disposición Complementaria Final de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023, en la fuente de ﬁnanciamiento Donaciones y Transferencias.

c.	El 0.5% de la ejecución de inversiones cuyos montos superen los S/ 5 000 000,00 (CINCO MILLONES Y 00/100 SOLES) y sean menores o iguales a S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES), que genere el desembolso de recursos públicos y/o garantías ﬁnancieras o no ﬁnancieras por parte del Estado, lo que incluye a las obras públicas, las inversiones mediante los mecanismos de obras por impuestos y asociaciones público privadas u otros mecanismos de inversión, a cargo de los pliegos y entidades del gobierno nacional, regional y local, entidades de tratamiento empresarial, empresas públicas en el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), fondos y toda entidad o empresa bajo el ámbito de la Cuenta General de República. Dicho porcentaje es parte del 2% al que hace referencia el numeral 2.1 del artículo 2 de la Ley Nº 31358, Ley que establece medidas para la expansión del control concurrente.

2.	Para dicho efecto, se autoriza al Pliego 022. Ministerio Público a realizar modiﬁcaciones presupuestarias en el nivel funcional programático a favor de la Unidad Ejecutora 012. Autoridad Nacional de Control del Ministerio Público del citado Pliego, por la fuente de ﬁnanciamiento Recursos Ordinarios. Dichas modiﬁcaciones se encuentran exceptuadas de los numerales 9.1, 9.3, 9.4, 9.5, 9.8 y 9.14 del artículo 9 de la presente Ley, así como del inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público y del inciso i) del numeral 34.2 del artículo 34 de la presente ley.

3.	Las modiﬁcaciones presupuestarias a realizarse por parte del Pliego 022. Ministerio Publico, en aplicación del literal a) del numeral 1 de la presente disposición, requieren la opinión previa favorable de la Dirección General de Presupuesto Público (DGPP) y solo pueden ser presentadas al Ministerio de Economía y Finanzas hasta el 29 de febrero de 2024. Asimismo, para efectos de la transferencia de las plazas de personal a la Unidad Ejecutora 012, el Ministerio Público remite a la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, la documentación correspondiente a dichas plazas en el marco de la presente disposición hasta los cinco (05) días hábiles siguientes de emitida la opinión favorable de la DGPP, para darles de alta en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP).

4.	Para el cumplimiento de lo previsto en el literal b) del numeral 1 de la presente disposición, autorizase a los pliegos involucrados del gobierno nacional, regional y locales, a realizar modiﬁcaciones presupuestales en el nivel funcional programático para habilitar la genérica de gasto 2.4 Donaciones y Transferencias tanto para la categoría de gasto corriente y gasto de capital, quedando exceptuadas de las restricciones del inciso 3 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, a ﬁn de poder realizar transferencias ﬁnancieras a favor del Pliego 022. Ministerio Público, conforme a los cronogramas de ejecución de obras anuales valorizadas vigentes, programa de ejecución de obras, planes de inversión, plan anual de contrataciones o documentos de similar naturaleza.

5.	Las transferencias ﬁnancieras autorizadas en el numeral 4 de la presente disposición, se realizan, en el caso de las entidades del Gobierno Nacional, mediante resolución del titular del pliego, y en el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente, requiriéndose en ambos casos el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad. La resolución del titular del pliego y el acuerdo del Consejo Regional se publican en el diario oﬁcial El Peruano, y el acuerdo del Concejo Municipal se publica en su sede digital.

6.	Asimismo, se autoriza a las entidades de tratamiento empresarial, empresas públicas en el ámbito del FONAFE, fondos y toda entidad o empresa bajo el ámbito del Sistema Nacional de Control a realizar transferencias ﬁnancieras a favor del Pliego 022. Ministerio Público. Las citadas transferencias se aprueban por decisión de la máxima autoridad ejecutiva de las mismas y se publican en su sede digital.

SEXAGÉSIMA OCTAVA. De la creación, revisión y ordenamiento de las unidades ejecutoras a nivel nacional

Se autoriza a la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas, en el año 2024, a efectuar la revisión del complimiento de criterios de las unidades ejecutoras creadas en el Gobierno Nacional, de acuerdo a lo siguiente:

1.	Para ﬁnes de evaluar la desconcentración geográﬁca o especialización funcional, la Unidad Ejecutora debe recaer en Programas, Proyectos u Órganos desconcentrados de acuerdo a la normatividad vigente.

2.	El gasto relacionado a la administración de la unidad ejecutora (ingresos, boniﬁcaciones, beneﬁcios, dietas, asignaciones, retribuciones, estímulos, incentivos, compensaciones económicas, pensiones y conceptos de cualquier naturaleza destinados a gasto de personal de cualquier índole, contratación por locación de servicios, alquileres, servicios básicos, bienes y gastos de consumo) deberán mantener el nivel que no comprometan la provisión de servicios a cargo de las respectivas unidades ejecutoras.

3.	Toda unidad ejecutora debe contar con recursos humanos y materiales, necesarios para su implementación y funcionamiento, que garantice la adecuada ejecución de los recursos asignados, cumpliendo la normatividad aplicable a cada materia.

Producto de la revisión efectuada, la Dirección General de Presupuesto Público, en coordinación con el pliego respectivo, dispondrá de oﬁcio la desactivación o fusión de las unidades ejecutoras que corresponda, independientemente del instrumento que autorizó su creación. En este último caso, el personal, bienes y recursos de la unidad ejecutora absorbida son transferidos a la unidad ejecutora absorbente.

La Dirección General de Presupuesto Público, de ser necesario, mediante resolución directoral, deﬁne criterios adicionales para creación y cierre de las unidades ejecutoras y dicta las medidas complementarias para la aplicación de lo establecido en la presente disposición.

Se dispone autorizar, de manera excepcional, la creación de las siguientes unidades ejecutoras, durante el Año Fiscal 2024, sujeta al presupuesto institucional de las entidades respectivas en las que se creen, sin demandar recursos adicionales al Tesoro Público, y para tal efecto, su creación, en el marco del Sistema Nacional de Presupuesto Público, se sujeta a la normatividad vigente:

1.	Unidad Ejecutora: Zona Registral XV Sede Juliaca en el Pliego 067: Superintendencia Nacional de los Registros Públicos.

2.	Unidad Ejecutora: Red de Salud Lauricocha, Unidad Ejecutora: Red de Salud Marañon, Unidad Ejecutora: Red de Salud Huacaybamba, Unidad Ejecutora: Hospital Materno Infantil Carlos Showing Ferrari, todas en el Pliego 448: Gobierno Regional del Departamento de Huánuco.

3.	Unidad Ejecutora: Frente Policial de Apurímac, Unidad Ejecutora: XIV Macrepol Tacna en el Pliego 007: M. del Interior.

4.	Unidad Ejecutora: Centro de Altos Estudios Nacionales -Escuela de Posgrado en el Pliego 026: M. de Defensa.

5.	Unidad Ejecutora: Hospital Provincia Ferreñafe en el Pliego 452: Gobierno Regional del Departamento de Lambayeque.

6.	Unidad Ejecutora: MC - Ancash y Unidad Ejecutora: Chancay en el Pliego 003: M. de Cultura.

7.	Unidad Ejecutora: Autoridad Nacional de Control del Poder Judicial en el Pliego 004: Poder Judicial.

8.	Unidad Ejecutora: Red de Salud de Celendín y Unidad Ejecutora: Gerencia Sub Regional Suroeste ambas en el Pliego 445: Gobierno Regional del Departamento de Cajamarca.

9.	Unidad Ejecutora: Dirección Regional de Producción, Unidad Ejecutora: Dirección General de Comercio y Turismo, y Unidad Ejecutora: Programa Regional Rutas del Agua, todas en el Pliego 441: Gobierno Regional del Departamento de Ancash.

10.	Unidad Ejecutora: Corte Superior de Justicia de Madre de Dios en el Pliego 004 Poder Judicial.

11.	Unidad Ejecutora: Frente Policial Apurímac en el Pliego 007 Ministerio del Interior.

12.	Unidad Ejecutora: UGEL 309 Educación Picota y Unidad Ejecutora: Salud Bellavista ambas en el Pliego Gobierno Regional del departamento de San Martín.

13.	Unidad Ejecutora Red de Salud Víctor Fajardo, Unidad Ejecutora Sucre, Unidad Ejecutora Red de Salud Huanca Sancos, Unidad Ejecutora Red de Salud Vilcahuaman y Unidad Ejecutora Paucar de Sara Sara, todas en el Pliego 444 Gobierno Regional del departamento de Ayacucho.

SEXAGÉSIMA NOVENA. Se autoriza a Contraloría General de la República a utilizar los recursos que se transﬁeren en el marco de la Ley Nº 31358 y modiﬁcatorias, para el ﬁnanciamiento de los servicios de control gubernamental y las acciones legales y administrativas derivadas de su ejercicio a nivel nacional, así como de los gastos operativos y de inversión que sean necesarios para la creación, incorporación e implementación de las Oﬁcinas de Control Institucional a nivel nacional.

Los recursos a los que hace referencia el párrafo precedente, no pueden ser destinados para otorgar boniﬁcaciones, estímulos, incentivos o cualquier otro ingreso de similar naturaleza.

La Contraloría General de la República remite al Congreso de la República un informe trimestral respecto al uso de los recursos en el marco de lo autorizado en la presente disposición.

SEPTUAGÉSIMA. Se autoriza la aprobación del Plan de Política de Ingresos de Recursos Humanos del Sector Público

Se autoriza al Ministerio de Economía y Finanzas a aprobar durante el Año Fiscal 2024, mediante decreto supremo, el Plan de Política de Ingresos de Recursos Humanos del Sector Público que comprende a las entidades públicas del Sector Público no ﬁnanciero, recogidas en el literal a) del numeral 1 del artículo 2 del Decreto Supremo Nº 153-2021-EF, con excepción de los organismos públicos de los niveles de gobierno regional y local, el mismo que regirá a partir del año 2025 hasta el 2034.

El referido plan establece ámbito de aplicación, criterios, reglas, metodologías y estrategias que coadyuven al cierre de brechas de los ingresos correspondientes a los recursos humanos en el Sector Público y a mejorar su productividad. Para dicho efecto, además, toma en consideración criterios de necesidad, coherencia, prioridad y sostenibilidad ﬁscal.

El ﬁnanciamiento del Plan de Política de Ingresos de Recursos Humanos del Sector Público se realizará con cargo a los recursos públicos que se les asignen conforme a las leyes anuales de presupuesto, como resultado de la fase de programación multianual y formulación presupuestaria.

Aprobado el plan antes referido, y bajo los criterios expuestos y la ﬁnalidad que busca la presente disposición, se autoriza al Ministerio de Economía y Finanzas a realizar un estudio del estado situacional de los ingresos de personal de los siguientes sectores: Agrario y de Riego, Transportes y Comunicaciones, Trabajo y Promoción del Empleo, Justicia y Derechos Humanos, así como Organismos Constitucionalmente Autónomos y entidades del sistema de justicia.

SEPTUAGÉSIMA PRIMERA. Autorizar transferencia ﬁnanciera de organismos públicos descentralizados (OPD) y empresas municipales de la Municipalidad Metropolitana de Lima

Se autoriza, excepcionalmente, durante el Año Fiscal 2023 y 2024, a los organismos públicos descentralizados y las empresas municipales de la Municipalidad Metropolitana de Lima, a efectuar transferencias ﬁnancieras a favor de dicha municipalidad, las cuales se aprueban mediante Acuerdo de su Directorio, órgano colegiado correspondiente o máximo autoridad de la entidad, para el ﬁnanciamiento de gasto corriente y proyectos de inversión, previo informe favorable de su Oﬁcina de Presupuesto, o la que haga sus veces en la entidad. Dicho acuerdo se publica en la sede digital de la entidad.

La presente disposición se ﬁnancia con cargo al presupuesto institucional de las entidades respectivas, sin demandar recursos adicionales al tesoro público.

La presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

SEPTUAGÉSIMA SEGUNDA. Se autoriza, durante el Año Fiscal 2024, a la Municipalidad Metropolitana de Lima, a celebrar convenios de administración de recursos con organismos internacionales, en el marco de lo dispuesto por la Ley 30356, Ley que fortalece la transparencia y el control en los convenios de administración de recursos con organizaciones internacionales y a aprobar las transferencias ﬁnancieras a favor de dichos organismos internacionales, para la ejecución de proyectos de inversión en infraestructura vial de montos superiores a los S/ 70 000 000,00 (SETENTA MILLONES Y 00/100 SOLES), según el siguiente detalle: i) ampliación del servicio de movilidad urbana en la prolongación Vía Expresa Paseo de la República tramo Av. República de Panamá - Panamericana Sur en los distritos de Barranco, Santiago de Surco y distrito de San Juan de Miraﬂores de la provincia de Lima del departamento de Lima; ii) mejoramiento del servicio de movilidad urbana en Av. República de Panamá desde el distrito de Barranco hasta San Isidro y su interconexión con la vía expresa en el distrito de Lince de la provincia de Lima del departamento de Lima; iii) mejoramiento del servicio de movilidad urbana en interconexión de la Estación Central del Metropolitano y la Estación Miguel Grau de la línea 1 del Metro de Lima distrito de Lima de la provincia de Lima del departamento de Lima; iv) ampliación del servicio de movilidad urbana en la Av. universitaria tramo Av. Metropolitana - Av. José Granda en los distritos de Comas, Los Olivos y distrito de San Martin de Porres de la provincia de Lima del departamento de Lima; v) creación del servicio de movilidad urbana en conexión vial Av. Abancay - Malecón de la amistad - Autopista Ramiro Priale del distrito de Cercado de Lima , distrito de San Juan de Lurigancho distrito de El Agustino de la provincia de Lima del departamento de Lima; y vi) mejoramiento y ampliación del servicio de movilidad urbana en Av. Prolongación Javier Prado, tramo Av. Metropolitana hasta autopista Ramiro Priale distrito de Ate de la provincia de Lima del departamento de Lima.

Las transferencias ﬁnancieras autorizadas se realizan mediante Acuerdo de Concejo Municipal, requiriéndose el informe previo favorable de la Oﬁcina de Presupuesto o la que haga sus veces en la entidad. El plazo máximo para la suscripción de los convenios será hasta el 31 de diciembre del 2024.

El Acuerdo del Concejo Municipal, se publica en el diario oﬁcial El Peruano y en el portal institucional de la entidad.

SEPTUAGÉSIMA TERCERA. Se autoriza a los pliegos 011, 010, 013, 037, 036 durante el año ﬁscal 2024, para realizar modiﬁcaciones presupuestarias en el nivel institucional y funcional – programático, con cargo a los recursos disponibles libres de afectación de gasto de partidas 2.3 Bienes y Servicios de la fuente recursos ordinarios, con el ﬁn de habilitar sus partidas 2.6 Adquisición de Activos No Financieros para ejecutar las inversiones contemplados en la presente ley, acorde a lo establecido en los artículos 11.2 y 11.3 de la misma ley.

SEPTUAGÉSIMA CUARTA. Medidas en materia de personal de Proyectos Especiales del Gobierno Nacional y de órganos desconcentrados de los Gobiernos Regionales

1.	Se autoriza al Ministerio de Economía y Finanzas, a través de la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH), a realizar un estudio de los ingresos del personal que presta servicios en los proyectos especiales y programas del Gobierno Nacional y en los órganos desconcentrados de los gobiernos regionales, a ﬁn de determinar la correcta asignación de recursos para ﬁnanciar los ingresos del referido personal. Para tal efecto, la DGGFRH, mediante resolución, establece las entidades comprendidas en el estudio, los plazos para la remisión de información y comunicación de los resultados del estudio, así como los demás lineamientos que resulten pertinentes.

2.	El estudio de ingresos de personal, a que hace referencia el párrafo precedente, concluye el 31 de julio de 2024.

3.	Aquellas entidades que, como consecuencia del referido estudio, requieran habilitar recursos en la Genérica de Gasto 2.1 “Personal y obligaciones sociales”, quedan autorizados para efectuar las mencionadas modiﬁcaciones presupuestarias en el nivel funcional programático, previa opinión favorable de la Dirección General de Presupuesto Público y de la Dirección General de Gestión Fiscal de los Recursos Humanos.

4.	Las referidas modiﬁcaciones presupuestarias se realizan únicamente con cargo a los créditos presupuestarios destinados a gastos por concepto de gestión de proyecto y operación y mantenimiento en los proyectos especiales y Programas del Gobierno Nacional y en los órganos desconcentrados de los gobiernos regionales, hasta por el monto máximo de los recursos asignados para dicho concepto en el presupuesto institucional de apertura para el Año Fiscal 2024. Las solicitudes son presentadas a la Dirección General de Presupuesto Público, hasta diez días hábiles posterior a la comunicación de los resultados del estudio.

5.	Para efecto de lo establecido en la presente disposición, las entidades del Gobierno Nacional y los gobiernos regionales, según corresponda, quedan exonerados de lo establecido en los numerales 9.1 y 9.4 del artículo 9 de la presente Ley, y del inciso 3 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

SEPTUAGÉSIMA QUINTA. Se autoriza, durante el Año Fiscal 2024, al Ministerio de Economía y Finanzas a aprobar, mediante decreto supremo, el número y monto de las dietas de los miembros del Tribunal de Defensa de la Competencia de la Protección de la Propiedad Intelectual y los Comisionados que desempeñan su función a tiempo parcial en el Instituto Nacional de Defensa de la Competencia y de la Protección de la Propiedad Intelectual - INDECOPI, a propuesta de la Presidencia del Consejo de Ministros. La presente disposición se ﬁnancia con cargo al presupuesto institucional del INDECOPI, sin demandar recursos adicionales al tesoro público; para tal ﬁn, el INDECOPI queda exceptuado de lo dispuesto en el artículo 6 y en el numeral 9.1 del artículo 9 de la presente ley.

SEPTUAGÉSIMA SEXTA. Se autoriza a los pliegos del Gobierno Nacional, gobiernos regionales y gobiernos locales durante el Año Fiscal 2024, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al tesoro público, para efectuar modiﬁcaciones presupuestarias en el nivel funcional programático para ﬁnanciar la implementación de programas de salud mental y/o bienestar emocional en respuesta a las afectaciones y/o impactos producidos por la ocurrencia del fenómeno de El Niño y/o las secuelas del COVID19 y/o resultados de estudios de prevalencia.

Así mismo, los gobiernos regionales quedan autorizadas a desarrollar actividades de soporte psicopedagógico los mismos que se implementan a través de las direcciones regionales de Educación en las IIEE públicas, como parte de la implementación de la política nacional de salud mental y la Ley Nº 29719, Ley que promueve la convivencia sin violencia en las instituciones públicas, dichas actividades se deben reportar en la SiseVe, plataforma contra la Violencia Escolar del Ministerio de Educación.

Se exceptúa sólo para los ﬁnes de la presente disposición, de lo establecido en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

SEPTUAGÉSIMA SÉPTIMA. En el marco del fortalecimiento del aseguramiento de la calidad de la educación superior universitaria, se autoriza a la Superintendencia Nacional de Educación Superior-(SUNEDU) para que se reestructure orgánicamente y modiﬁque sus documentos de gestión interna, conforme a su condición de ente autónomo, a efectos de implementar cabalmente los alcances de la Ley Nº 31520, Ley que restablece la autonomía y la institucionalidad de las universidades peruanas, con el propósito de garantizar las condiciones básicas de calidad en la prestación del servicio educativo superior universitario y el registro de grados y títulos, conforme a ley.

Para tal efecto, la modiﬁcación de los documentos de gestión interna de la entidad, incluidos el reglamento de organización y funciones, el cuadro de puestos de la entidad, el manual de perﬁles de puestos, el texto único de procedimientos administrativos, reglamentos, y otros instrumentos de gestión, son aprobados mediante resolución de su Consejo Directivo.

SEPTUAGÉSIMA OCTAVA. Se autoriza, de manera excepcional, durante el Año Fiscal 2023, al Ministerio de Salud, a efectuar modiﬁcaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 18 254 043,00 (DIECIOCHO MILLONES DOSCIENTOS CINCUENTA Y CUATRO MIL CUARENTA Y TRES Y 00/100 SOLES) a favor de sus organismos públicos, de los gobiernos regionales y de las entidades comprendidas en el ámbito de aplicación del Decreto Legislativo Nº 1153, de corresponder; para ﬁnanciar, de manera adicional, lo dispuesto en la Sexagésima Octava Disposición Complementaria Final de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023. Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el Ministro de Economía y Finanzas y el Ministro de Salud, a solicitud de este último.

Se dispone que los recursos a los que hace referencia, el párrafo precedente, se destinan a ﬁnanciar el incremento de la Valorización Principal que forma parte de la Compensación Económica que se otorga al personal de la salud en el marco del Decreto Legislativo Nº 1153, al que se reﬁere la Sexagésima Octava Disposición Complementaria Final de la Ley Nº 31638, de los siguientes profesionales de la salud: Cirujano Dentista, Químico Farmacéutico, Obstetra, Enfermera(o), Tecnólogo Médico, Ingeniero Sanitario, Médico Veterinario, Biólogo, Psicólogo, Nutricionista, Asistente Social y Químico.

El incremento de la Valorización Principal, establecido en la Sexagésima Octava Disposición Complementaria Final de la Ley Nº 31638, y demás condiciones para su otorgamiento, se efectúa en el mes de diciembre del Año Fiscal 2023, conforme a lo establecido en el numeral 9.4 del artículo 9 del Decreto Legislativo Nº 1153. Para lo cual, el Ministerio de Salud, sus organismos públicos, los gobiernos regionales, y las entidades comprendidas en el ámbito de aplicación del Decreto Legislativo Nº 1153, quedan exceptuados de lo establecido en el artículo 6 de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023.

La sostenibilidad de la medida para el Año Fiscal 2024 se ﬁnanciar con cargo al presupuesto institucional de las entidades involucradas, sin demandar recursos adicionales al Tesoro Público.

La aplicación de lo dispuesto en la Sexagésima Octava Disposición Complementaria Final de la Ley Nº 31638, en el caso del personal al que hace referencia el literal ñ) del numeral 8.1 del artículo 8 de la presente ley, se ﬁnancia con cargo al presupuesto institucional del Ministerio de Salud, para lo cual el mencionado ministerio queda exceptuado de lo dispuesto en el numeral 9.1 del artículo 9 de la presente ley. Para tal ﬁn, se autoriza al Ministerio de Salud, durante el Año Fiscal 2024, con cargo a los recursos de su presupuesto institucional, a efectuar modiﬁcaciones presupuestarias en el nivel institucional, a favor de sus organismos públicos, de los gobiernos regionales y de las entidades comprendidas en el ámbito de aplicación del Decreto Legislativo Nº 1153, de corresponder. Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a solicitud de este último.

La presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

SEPTUAGÉSIMA NOVENA. Se autoriza, de manera excepcional, durante el Año Fiscal 2024, al Ministerio de Salud, a efectuar modiﬁcaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 3 174 818,00 (TRES MILLONES CIENTO SETENTA Y CUATRO MIL OCHOCIENTOS DIECIOCHO Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar el nombramiento de los profesionales de la salud, técnicos y auxiliares asistenciales de la salud que tiene vínculo laboral bajo el régimen del Decreto Legislativo Nº 728 en las Comunidades Locales de Administración de Servicios en Salud (CLAS), identiﬁcado al 31 de octubre de 2023. Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a solicitud de este último. La propuesta de decreto supremo se presenta al Ministerio de Economía y Finanzas hasta el 28 de octubre de 2024. Dichos recursos no podrán ser destinados a la contratación de nuevo personal de la salud para los establecimientos de salud bajo la administración de las Comunidades Locales de Administración de Servicios en Salud (CLAS).

El proceso de nombramiento referido en el párrafo precedente, se realiza durante el año 2024, para ello, mediante decreto supremo del Ministerio de Salud refrendado por el ministro de Salud y el ministro de Economía y Finanzas, en coordinación con la Autoridad Nacional del Servicio Civil (Servir), se establecen los criterios y el procedimiento para llevar a cabo el proceso de nombramiento. Dicho decreto supremo es propuesto por el Ministerio de Salud.

Para la implementación de lo dispuesto en el párrafo precedente, las plazas o puestos a ocupar deben ser aprobados en el Cuadro de Asignación de Personal (CAP), en el Cuadro para Asignación de Personal Provisional (CAP Provisional) o en el Cuadro de Puestos de la Entidad (CPE), y en el Presupuesto Analítico de Personal (PAP), según corresponda; así como se deben de registrar las plazas o puestos a ocupar en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, las cuales deben contar con la respectiva certiﬁcación del crédito presupuestario.

OCTOGÉSIMA. Se autoriza, al Pliego 241 Instituto Tecnológico de la Producción (ITP) y al Pliego 243 Organismo Nacional de Sanidad Pesquera (Sanipes), para efectuar modiﬁcaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 10 888 060,00 (DIEZ MILLONES OCHOCIENTOS OCHENTA Y OCHO MIL SESENTA Y 00/100 SOLES), con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al tesoro público, por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor del Pliego 038 Ministerio de la Producción, a ﬁn que sean transferidos ﬁnancieramente a la Corporación Financiera de Desarrollo S.A. (Coﬁde), para ﬁnanciar parcialmente el subsidio “Bono al Buen Pagador de IMPULSO MYPERÚ”. Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de la Producción, a propuesta de esta última.

El decreto supremo, se publica hasta el 21 de diciembre de 2023, y la propuesta de decreto supremo se presenta al Ministerio de Economía y Finanzas dentro de los cinco (5) días calendarios siguientes de la publicación de la presente ley.

Excepcionalmente, se autoriza al Ministerio de la Producción, durante el Año Fiscal 2023, a habilitar recursos en la partida de gasto 2.4 Donaciones y Transferencias hasta por la suma de S/ 27 044 742,00 (VEINTISIETE MILLONES CUARENTA Y CUATRO MIL SETECIENTOS CUARENTA Y DOS 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, a ﬁn de que sean transferidos ﬁnancieramente a favor de Coﬁde para ﬁnanciar parcialmente el subsidio “Bono al Buen Pagador de IMPULSO MYPERU”, con cargo a los recursos del presupuesto institucional del Pliego 038 Ministerio de la Producción. Para tal efecto, el Ministerio de la Producción queda exceptuado de lo establecido en el inciso 3 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

El Ministerio de la Producción es responsable de su adecuada implementación, así como del uso y destino de los recursos comprendidos en la aplicación de la presente disposición, conforme a la normatividad vigente, los cuales, no pueden ser destinados, bajo responsabilidad, a ﬁnes distintos para los cuales son aprobados.

Lo establecido en la presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

OCTOGÉSIMA PRIMERA. Se dispone que para el presupuesto de Sector Público para el Año Fiscal 2024, en el Pliego 018 Superintendencia Nacional de Educación Superior Universitaria se han asignado recursos, por la suma de S/ 60 420 445,00 (SESENTA MILLONES CUATROCIENTOS VEINTE MIL CUATROCIENTOS CUARENTA Y CINCO 00/100 SOLES), para ﬁnanciar el cierre de brechas relacionadas a la Supervisión de las Condiciones Básicas de Calidad y de la Nueva Oferta Educativa Universitaria de la Superintendencia Nacional de Educación Superior Universitaria y culminar con las acciones que conllevan a la adecuación y mejora de la operatividad institucional para la implementación de lo dispuesto por la Ley Nº 31520.

OCTOGÉSIMA SEGUNDA. Se autoriza excepcionalmente durante el Año Fiscal 2024 al Ministerio de Cultura, el arrendamiento de los bienes muebles patrimoniales a su cargo, para el desarrollo de acciones vinculadas a la promoción y difusión de eventos y otras acciones de promoción del arte y la cultura a nivel nacional.

Los recursos captados por el arrendamiento de los bienes muebles patrimoniales deben ser registrados conforme a la normatividad vigente sobre la materia.

OCTOGÉSIMA TERCERA. Incremento de la remuneración de los docentes ordinarios y contratados de las universidades públicas

1.	Se exceptúa a las Universidades Públicas, durante el Año Fiscal 2024, de lo establecido en el artículo 6 de la presente ley, a efectos de incrementar, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Educación, a propuesta de este último, la remuneración de los Docentes Ordinarios de las categorías principal, asociado y auxiliar a dedicación exclusiva o a tiempo completo y Docentes Contratados de las Universidades Públicas, en el marco de la Ley Nº 30220, Ley Universitaria. El incremento a que hace referencia el presente numeral se efectúa progresivamente en dos tramos, en los meses de julio y septiembre del Año Fiscal 2024.

2.	El incremento para los Docentes Ordinarios considera lo siguiente:

a)	Para el Docente Ordinario de la categoría principal, el incremento total asciende a la suma de S/ 800,00 (OCHOCIENTOS Y 00/100 SOLES).

b)	Para el Docente Ordinario de la categoría de asociado, el incremento total asciende a la suma de S/ 650,00 (SEISCIENTOS CINCUENTA Y 00/100 SOLES).

c)	Para el Docente Ordinario de la categoría de auxiliar, el incremento total asciende a la suma de S/ 550,00 (QUINIENTOS CINCUENTA Y 00/100 SOLES).

3.	El incremento para los Docentes Contratados considera lo siguiente:

a)	Para el Docente Contratado A-1 (DC A1), el incremento total asciende a la suma de S/ 894,00 (OCHOCIENTOS NOVENTA Y CUATRO Y 00/100 SOLES).

b)	Para el Docente Contratado A-2 (DC A2) el incremento total asciende a la suma de S/ 447,00 (CUATROCIENTOS CUARENTA Y SIETE Y 00/100 SOLES).

c)	Para el Docente Contratado A-3 (DC A3) el incremento total asciende a la suma de S/ 224,00 (DOSCIENTOS VEINTICUATRO Y 00/100 SOLES).

d)	Para el Docente Contratado B-1 (DC B1) el incremento total asciende a la suma de S/ 619,00 (SEISCIENTOS DIECINUEVE Y 00/100 SOLES).

e)	Para el Docente Contratado B-2 (DC B2) el incremento total asciende a la suma S/ 309,00 (TRESCIENTOS NUEVE Y 00/100 SOLES).

f)	Para el Docente Contratado B-3 (DC B3) el incremento total asciende a la suma de S/ 154,00 (CIENTO CINCUENTA Y CUATRO Y 00/100 SOLES).

4.	Los incrementos a que hacen referencia los numerales 2 y 3 precedentes, se aprueban proporcionalmente en dos tramos, conforme a lo establecido en el numeral 1 de la presente disposición.

5.	Para el caso de los Docentes Ordinarios en las categorías principal, asociado y auxiliar a tiempo parcial, el incremento se calcula de manera proporcional a las horas laboradas y teniendo como base el monto del incremento de la remuneración al docente ordinario de la Universidad Pública de similar categoría a tiempo completo, señalado en el numeral 2 de la presente disposición.

6.	Se autoriza al Ministerio de Educación, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, a efectuar modiﬁcaciones presupuestarias en el nivel institucional a favor de las Universidades Públicas, hasta por la suma de S/ 89 968 508,00 (OCHENTA Y NUEVE MILLONES NOVECIENTOS SESENTA Y OCHO MIL QUINIENTOS OCHO Y 00/100 SOLES), para ﬁnanciar los incrementos establecidos en la presente disposición. Dichas modiﬁcaciones presupuestarias, así como los criterios y condiciones para su otorgamiento, se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Educación, a solicitud de este último. Para tal ﬁn, se exceptúa al Ministerio de Educación de lo establecido en el artículo 49 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

7.	Para la aplicación de lo establecido en el numeral precedente, es requisito que las plazas de docentes ordinarios y contratados se encuentren registradas en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, y que cuenten con el respectivo ﬁnanciamiento.

8.	A ﬁn de veriﬁcar el cumplimiento de la presente medida y su impacto en los estudiantes, el Ministerio de Economía y Finanzas, en coordinación con el Ministerio de Educación, realiza el diseño de la evaluación de impacto de esta medida en la educación universitaria pública; y remite sus resultados al Congreso de la República.

OCTOGÉSIMA CUARTA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en los gobiernos regionales, Unidades Ejecutoras de Educación de Lima Metropolitana y el Ministerio de Educación hasta por la suma de S/ 5 821 094,00 (CINCO MILLONES OCHOCIENTOS VENTIÚN MIL NOVENTA Y CUATRO Y 00/100 SOLES), para ﬁnanciar la intervención de Servicio de Apoyo Educativo (SAE).

Los recursos a los que se reﬁere la presente disposición no deben destinarse a ﬁnes distintos de aquellos para los que fueron asignados, bajo responsabilidad, debiendo ejecutarse conforme a las disposiciones que para tal efecto establezca el Ministerio de Educación.

OCTOGÉSIMA QUINTA. Autorizar al Gobierno Regional del Departamento de Amazonas, durante el Año Fiscal 2024, a celebrar un convenio de administración de recursos con organismos internacionales, para la ejecución del proyecto “Fortalecimiento de la Capacidad Resolutiva de los Servicios de Salud del Hospital Santiago Apóstol de Utcubamba - Perú, CUI Nº 2094709”, conforme a lo dispuesto en la Ley Nº 30356, Ley que fortalece la transparencia y el control en los convenios de administración de recursos con organizaciones internacionales, y las disposiciones establecidas en el Decreto Supremo Nº 381-2015-EF.

Se autoriza al Gobierno Regional del Departamento de Amazonas, durante el Año Fiscal 2024, a realizar transferencias ﬁnancieras a favor del organismo internacional con quien se suscriba el convenio a que se reﬁere el párrafo precedente. Dichas transferencias ﬁnancieras se aprueban mediante acuerdo de Consejo Regional, previo informe favorable de la Oﬁcina de Presupuesto o la que haga sus veces en la entidad. Dicho acuerdo del Consejo Regional se publica en el diario Oﬁcial El Peruano.

La implementación de lo establecido en la presente disposición se ﬁnancia con cargo al presupuesto institucional del Gobierno Regional del Departamento de Amazonas, sin demandar recursos adicionales al Tesoro Público.

Los saldos no utilizados de los recursos transferidos por el Gobierno Regional del Departamento de Amazonas, con cargo a los recursos de su presupuesto institucional por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los organismos internacionales en el marco de lo establecido en el presente artículo, deben ser devueltos al Tesoro Público una vez culminada la ejecución objeto de los convenios, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

OCTOGÉSIMA SEXTA. Se dispone, en el Presupuesto del Sector Público para el Año Fiscal 2024, la asignación de recursos adicionales al pliego 024 Tribunal Constitucional, para ﬁnanciar las acciones de difusión jurisprudencial a nivel nacional y para el mantenimiento de infraestructura y equipos de su sede institucional, que le permitan optimizar las condiciones mínimas de funcionalidad y habitabilidad para el cumplimiento de las metas hasta por la suma de S/ 1 175 000,00 (UN MILLON CIENTO SETENTA Y CINCO MIL Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios.

OCTOGÉSIMA SÉPTIMA. Financiamiento de las Elecciones Municipales Complementarias 2024

1.	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos hasta por la suma de S/ 7 794 025,00 (SIETE MILLONES SETECIENTOS NOVENTA Y CUATRO MIL VEINTICINCO Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, a favor de los pliegos Jurado Nacional de Elecciones y Oﬁcina Nacional de Procesos Electorales, exclusivamente, para ﬁnanciar las acciones a cargo de dichas entidades para el desarrollo de las Elecciones Municipales Complementarias 2024, según el siguiente detalle:

a)	Jurando Nacional de Elecciones, hasta la suma de S/ 2 586 704,00 (DOS MILLONES QUINIENTOS OCHENTA Y SEIS MIL SETECIENTOS CUATRO Y 00/100 SOLES).

b)	Oﬁcina Nacional de Procesos Electorales, hasta la suma de S/ 5 207 321,00 (CINCO MILLONES DOSCIENTOS SIETE MIL TRESCIENTOS VEINTIUNO Y 00/100 SOLES).

2.	Los recursos a los que se reﬁere el numeral precedente no puede ser destinados, bajo responsabilidad del Titular de la entidad, a ﬁnes distintos a los autorizados.

3.	Concluidas las Elecciones Municipales Complementarias 2024 y de existir recursos no ejecutados en el presupuesto institucional de los pliegos a los que se reﬁere el numeral 1, se autoriza al Ministerio de Economía y Finanzas a realizar modiﬁcaciones presupuestarias en el nivel institucional, con cargo a los recursos del presupuesto institucional de los pliegos Oﬁcina Nacional de Procesos Electorales y Jurado Nacional de Elecciones, a favor de la Reserva de Contingencia a la que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

OCTOGÉSIMA OCTAVA. Distribución de agua potable mediante camiones cisterna en zonas que no cuentan con el servicio de agua potable

1.	Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto institucional del Ministerio de Vivienda Construcción y Saneamiento hasta por la suma de S/ 45 000 000,00 (CUARENTA Y CINCO MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, exclusivamente para ﬁnanciar la distribución gratuita de agua potable mediante camiones cisterna en zonas del ámbito urbano que no cuentan con el servicio de agua potable y se encuentran en condición de pobreza y pobreza extrema.

2.	Se autoriza al Ministerio de Vivienda Construcción y Saneamiento, durante el año ﬁscal 2024, a efectuar transferencias ﬁnancieras a favor de las Empresas Prestadoras de Servicios de Saneamiento (EPS), previa suscripción del convenio correspondiente, con cargo a los recursos asignados en el numeral precedente, la misma que se aprueba mediante resolución del Titular del Pliego, previo informe favorable de su Oﬁcina de Presupuesto o la que haga sus veces en la entidad. La referida resolución se publica en el diario oﬁcial El Peruano.

3.	Se autoriza a las Empresas Prestadoras de Servicios de saneamiento (EPS), durante el Año Fiscal 2024, a realizar la distribución gratuita de agua potable mediante camiones cisterna, a la población del ámbito urbano que no cuente con acceso al servicio de agua potable y que se encuentre en condiciones de pobreza y pobreza extrema; para dicho efecto, el Ministerio de Vivienda, Construcción y Saneamiento, aprueba, mediante Resolución Ministerial, los criterios de priorización a nivel nacional y las zonas focalizadas en el marco de la presente disposición, la cual se publica en su sede digital.

OCTOGÉSIMA NOVENA. Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el presupuesto institucional del Gobierno Regional del departamento de Puno, hasta por la suma de S/ 18 170 000,00 (DIECIOCHO MILLONES CIENTO SETENTA MIL Y 00/100 SOLES) por la fuente de financiamiento Recursos Ordinarios, para financiar la ejecución del proyecto de inversión “Mejoramiento de los servicios de salud del Hospital Rafael Ortiz Ravines de Juli, provincia de Chucuito - región Puno”, con CUI 2278822.

Se autoriza, durante el Año Fiscal 2024, al Ministerio de Salud con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público a realizar modiﬁcaciones presupuestarias en el nivel institucional a favor del Gobierno Regional del departamento de Puno, hasta por la suma de S/ 34 000 000,00 (TREINTA Y CUATRO MILLONES Y 00/100 SOLES), para la continuidad de la ejecución del proyecto de inversión “Mejoramiento de los servicios de salud del Hospital Rafael Ortiz Ravines de Juli, provincia de Chucuito - región Puno”, con CUI 2278822.

Para la aprobación de las modiﬁcaciones presupuestarias en el nivel institucional a las que hace referencia el párrafo precedente, el Gobierno Regional del departamento de Puno debe evidenciar una ejecución ﬁnanciera del 90% (noventa por ciento) de los recursos asignados en el Presupuesto Institucional de Apertura del año ﬁscal 2024 para el mencionado proyecto de inversión.

Las modiﬁcaciones presupuestarias en el nivel institucional autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el Ministro de Economía y Finanzas y el Ministro de Salud, a propuesta de este último y previa opinión favorable de la Oﬁcina de Programación Multianual de Inversiones del Sector (OPMI) o la que haga sus veces, y/o de la unidad orgánica competente, según corresponda, sobre el cumplimiento de las normas técnicas y criterios de priorización aprobados por el Sector, y respecto a su registro en la Cartera de Inversiones de Programa Multianual de Inversiones de dicho Sector, a ﬁn de veriﬁcar que se encuentren alineadas con los objetivos priorizados, metas e indicadores establecidos en la Programación Multianual de Inversiones.

NONAGÉSIMA. Suspensión de transferencias de competencias sectoriales y recursos del Ministerio de Salud a la Municipalidad de Lima Metropolitana.

Se dispone la suspensión durante el año ﬁscal 2024 de la transferencias de competencias sectoriales y recursos del Ministerio de Salud a la Municipalidad Metropolitana de Lima y otros departamentos por el peligro inminente de precipitaciones pluviales en diferentes zonas del país, la misma que se anticipa continuará ante el Fenómeno del Niño Global para el año 2024, la cual hace necesaria la continuidad de acciones de intervenciones inmediatas que desarrollan los órganos a cargos del Ministerio de Salud (Minsa), para la reducción de riesgos que afecten la vida y la salud de la población.

NONAGÉSIMA PRIMERA. Se autoriza al Ministerio de Salud para realizar modiﬁcaciones presupuestarias en el nivel institucional con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, durante el Año Fiscal 2024, para ﬁnanciar la ejecución física de proyectos de inversión priorizados en el Anexo Nº 1 del Decreto de Urgencia Nº 040-2021, al que se reﬁere el artículo 3 de dicho Decreto de Urgencia, conforme al siguiente detalle:

a)	Hasta por la suma de S/ 3 043 632,00 (TRES MILLONES CUARENTA Y TRES MIL SEISCIENTOS TREINTA Y DOS Y 00/100 SOLES) a favor de la Municipalidad Distrital de Tigre, provincia de Loreto, departamento de Loreto, para ﬁnanciar la ejecución física del proyecto de inversión “Mejoramiento y ampliación de los servicios de salud del establecimiento de salud 12 de Octubre, localidad 12 de Octubre del distrito de Tigre - provincia de Loreto - departamento de Loreto”, con CUI 2474925.

b)	Hasta por la suma de S/ 3 024 839,00 (TRES MILLONES VEINTICUATRO MIL OCHOCIENTOS TREINTA Y NUEVE Y 00/100 SOLES), a favor de la Municipalidad Distrital de Morona, provincia de Datem del Marañón, departamento de Loreto, para ﬁnanciar la ejecución física del proyecto de inversión “Creación de los servicios de salud del primer nivel de complejidad en la comunidad nativa de Mayuriaga Mayuriaga del distrito de Morona - provincia de Datem del Marañon - departamento de Loreto”, con CUI 2475091.

Para la aprobación de las modiﬁcaciones presupuestarias en el nivel institucional autorizadas en la presente disposición, los proyectos de inversión señalados en el párrafo precedente deben contar con registro del documento que aprueba el expediente técnico en el Banco de Inversiones, bajo responsabilidad del Titular del Pliego; además, debe contar con la opinión previa favorable de la Oﬁcina de Programación Multianual de Inversiones del Sector (OPMI) o la que haga sus veces, y/o de la unidad orgánica competente, según corresponda, sobre el cumplimiento de las normas técnicas y criterios de priorización aprobados por el Sector, y respecto a su registro en la Cartera de Inversiones de Programa Multianual de Inversiones de dicho Sector, a ﬁn de veriﬁcar que se encuentren alineadas con los objetivos priorizados, metas e indicadores establecidos en la Programación Multianual de Inversiones.

Las modiﬁcaciones presupuestarias en el nivel institucional autorizadas por la presente disposición se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a propuesta de este último.

NONAGÉSIMA SEGUNDA. Otorgamiento de un bono excepcional para los docentes ordinarios, contratados y para los jefes de práctica de las Universidades Públicas

1.	Se autoriza el otorgamiento de un bono excepcional, por única vez, durante el Año Fiscal 2023, hasta por la suma de S/ 600,00 (SEISCIENTOS Y 00/100 SOLES) para los docentes ordinarios, contratados y para los jefes de práctica de las Universidades Públicas, en el marco de la Ley 30220, Ley Universitaria.

2.	El bono excepcional no tiene carácter remunerativo, no está afecto a cargas sociales y no es de naturaleza pensionable, ni forma parte de los beneﬁcios laborales.

3.	La entrega del bono se realiza en el mes de diciembre del Año Fiscal 2023.

4.	Para percibir el bono excepcional, los docentes ordinarios, contratados y los jefes de práctica de las Universidades Públicas deben contar con vínculo laboral vigente al 31 de octubre de 2023; para el caso de los docentes ordinarios y contratados se requiere adicionalmente que estén registrados en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, a la fecha de la publicación de la presente ley.

5.	El ﬁnanciamiento del bono excepcional para los docentes ordinarios y contratados de las universidades públicas se realiza con cargo a la Reserva de Contingencia del Ministerio de Economía y Finanzas, a la que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. En caso de los jefes de práctica su ﬁnanciamiento se realiza con cargo a los presupuestos institucionales de las Universidades Públicas a las que pertenecen, sin demandar recursos adicionales al Tesoro Público; para tales efectos, se exceptúa a las Universidades Públicas del numeral 9.1 del artículo 9 de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023.

6.	Para efectos de ﬁnanciar el bono excepcional de los docentes ordinarios y contratados, se autoriza al Ministerio de Economía y Finanzas a realizar modiﬁcaciones presupuestarias en el nivel institucional con cargo a la Reserva de Contingencia a la que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, a favor de las Universidades Públicas, hasta por la suma de S/ 17 276 400,00 (DIECISIETE MILLONES DOSCIENTOS SETENTA Y SEIS MIL CUATROCIENTOS Y 00/100 SOLES). Dichas modiﬁcaciones presupuestarias se aprueban utilizando solo el mecanismo al que se reﬁere el artículo 54 del Decreto Legislativo Nº 1440, debiendo contar, además, con el refrendo del ministro de Educación, a solicitud de este último.

7.	Para la aplicación de lo establecido en la presente disposición, se exceptúa a las Universidades Públicas de lo dispuesto por el artículo 6 de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023.

8.	Lo establecido en la presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

NONAGÉSIMA TERCERA. Autorización a contratar obras que incluyan el diseño y construcción a través de llave en mano

Se autoriza, durante el Año Fiscal 2024, excepcionalmente a la Municipalidad Metropolitana de Lima, sus Organismos Desconcentrados Especiales y a sus Empresas Municipales a convocar procedimientos de selección para contratar obras que incluyan el diseño y construcción, a través de las modalidades llave en mano que incluye el expediente técnico de obra, o concurso oferta, según corresponda, siempre que el presupuesto estimado del proyecto o valor referencial corresponda a una Licitación Pública y que por su naturaleza utilice el sistema de suma alzada, conforme a las disposiciones de la Ley de Contrataciones del Estado y su Reglamento. Las referidas modalidades también resultan aplicables a la contratación por paquete, cuyo presupuesto estimado de los proyectos o valor referencial de forma conjunta corresponda a una Licitación Pública.

NONAGÉSIMA CUARTA. Se exceptúa al pliego 028 de lo dispuesto en el artículo 6 y 8 de la presente ley a efectos de continuar la implementación en el año 2024 de lo establecido en el Acuerdo 057-2023-2024/MESA-CR y fortalecer su desarrollo institucional en el marco de lo previsto en la Ley 30647. Para tal efecto, se autoriza a dicho pliego para diseñar y ejecutar los lineamientos de compensación, gestión de empleo y rendimiento, organización interna y programa de incentivos por retiro voluntario, a ﬁn de optimizar su política de gestión de recursos humanos y otras acciones aﬁnes, de acuerdo con sus documentos de gestión y demás disposiciones que emita para tal ﬁn. Los procedimientos, alcances y montos para la aplicación de las políticas, programas y lineamientos son autorizados por acuerdo de Mesa Directiva y se ﬁnancian con cargo a su presupuesto institucional.

La Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas debe actualizar, en el plazo de sesenta días (60) días hábiles, los registros de plazas del Congreso de la República en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), dentro de los alcances del presupuesto institucional de dicho pliego y su Plan Estratégico Institucional, para el personal a plazo ﬁjo, así como del Cuadro de Asignación de Personal (CAP), para el personal a plazo indeterminado, y los Acuerdos de Mesa que aprueban los módulos para la organización parlamentaria; asimismo, se dispone al Ministerio de Economía y Finanzas, actualice los registros de plazas del pliego 028, conforme a su presupuesto institucional y su política de personal. En atención al régimen laboral y al estar excluidos de las normas que regulan la gestión de recursos humanos del servicio civil, conforme a lo previsto en la Ley Nº 30647, el Pliego 028 está excluida de presentar el Plan Analítico de Personal (PAP).

Adicionalmente, se precisa que el pliego 028 se encuentra exonerado de los artículos 9 y 11, y del articulo 10 numeral 4 de la presente ley; del artículo 2 del Decreto de Urgencia 038-2006, así como del artículo 48 del Decreto Legislativo 1440.

Para tal efecto, el Ministerio de Economía y Finanzas incorpora los créditos presupuestarios de la fuente de ﬁnanciamiento de recursos ordinarios del pliego 028, y que no hayan sido devengados hasta el 31 de diciembre de 2023, exceptuándose, para ello, de lo dispuesto en el artículo 18 y 20 del Decreto Legislativo 1276, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal del Sector Público No Financiero, y sus modiﬁcatorias. La incorporación se realiza hasta el 31 de marzo de 2024, previo requerimiento del Titular del Pliego Presupuestal con opinión favorable de la oﬁcina de Planeamiento, Presupuesto y Modernización.

Así mismo, exceptuar al pliego 028 a informar los saldos de libre disponibilidad por la fuente de ﬁnanciamiento Recursos Ordinarios a partir del último trimestre del 2024.

NONAGÉSIMA QUINTA. Otorgamiento de un bono excepcional a favor del personal del Poder Judicial

1.	Se autoriza el otorgamiento de un bono excepcional, por única vez en el mes de enero del Año Fiscal 2024, de S/ 400,00 (CUATROCIENTOS Y 00/100) a favor del personal del Poder Judicial sujeto al régimen del Decreto Legislativo Nº 276, Decreto Legislativo Nº 1057 y Decreto Legislativo Nº 728, con excepción de los jueces.

2.	El bono excepcional no tiene carácter remunerativo, no está afecto a cargas sociales y no es de naturaleza pensionable, ni forma parte de los beneﬁcios laborales.

3.	Para percibir el bono excepcional, a que hace referencia el numeral 1 de la presente disposición, es requisito que las plazas y puestos se encuentren registrados en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, al 30 de noviembre de 2023 y que el personal beneﬁciario cuente con vínculo laboral a la fecha de vigencia de la presente disposición.

4.	Para efectos de implementar lo dispuesto en la presente disposición, el Poder Judicial queda exceptuado de lo establecido en el artículo 6 y en el numeral 9.1 del artículo 9 de la presente Ley.

5.	La presente disposición se ﬁnancia con cargo al presupuesto del Poder Judicial, respectivamente, sin demandar recursos adicionales al Tesoro Público.

NONAGÉSIMA SEXTA. Se autoriza, durante el Año Fiscal 2024, al Ministerio de Economía y Finanzas el otorgamiento de subvenciones, a favor del Consorcio de Investigación Económica y Social (CIES), de hasta S/ 1 000 000,00 (UN MILLÓN Y 00/100 SOLES), para ﬁnanciar el desarrollo de evaluaciones de impacto de las intervenciones ﬁnanciadas con el presupuesto público, y otros estudios relevantes para la mejora del diseño de las políticas públicas.

La referida subvención se aprueba mediante resolución del titular del pliego y se publica en el diario oﬁcial El Peruano.

El Ministerio de Economía y Finanzas es responsable del monitoreo y seguimiento, lo que incluye el monitoreo ﬁnanciero de los recursos otorgados, y del cumplimiento de los ﬁnes y metas para los cuales fueron entregados.

Dichos recursos, bajo responsabilidad, deben ser destinados sólo a los ﬁnes para los cuales se autoriza su otorgamiento, conforme a la presente disposición.

El Ministerio de Economía y Finanzas, mediante resolución del titular, debe establecer los mecanismos para la rendición de cuentas de los recursos otorgados, así como las disposiciones para informar los resultados alcanzados mediante la subvención autorizada en la presente disposición.

NONAGÉSIMA SÉPTIMA. Continuidad de Intervenciones Ejecutadas en el marco del Fenómeno El Niño 2023- 2024

1.	Para garantizar la continuidad de las contrataciones de bienes y servicios y gastos de capital para las intervenciones a cargo de los Pliegos a los que se les ha transferido recursos mediante los Decretos Supremos Nº154, 170, 180, 181, 203, 204-2023-EF, los Decretos de Urgencia Nº 028 y 036-2023 y la décima tercera disposición complementaria ﬁnal de la Ley Nº 31912, autorizase a dichos Pliegos a incorporar en su presupuesto institucional del Año Fiscal 2024, en la fuente de ﬁnanciamiento Recursos Ordinarios, los créditos presupuestarios no devengados al 31 de diciembre de 2023 para ejecutar dichas contrataciones de bienes y servicios y gastos de capital, cuando dichas intervenciones cuenten con contrato vigente durante el Año Fiscal 2024, el cual se haya suscrito en el Año Fiscal 2023 y se demuestre que las entidades correspondientes no cuenten con los recursos para su atención en el Año Fiscal 2024. La validación del contrato a la que se reﬁere el presente párrafo se veriﬁcará a través del registro en el Sistema Electrónico de Contrataciones del Estado (SEACE).

2.	La incorporación de los recursos a los que se reﬁere el numeral precedente se aprueba, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro del sector correspondiente, a propuesta de este último. La solicitud de incorporación de los recursos se presenta al Ministerio de Economía y Finanzas hasta el 15 de enero de 2024.

3.	Para los ﬁnes a los que se reﬁere la presente disposición, exceptuase de lo dispuesto en el literal a) del artículo 18 y en el literal a) del numeral 20.3 del artículo 20 del Decreto Legislativo Nº 1276, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal del Sector Público No Financiero, disponiéndose, asimismo, que los recursos bajo el alcance de la presente disposición no pueden ser utilizados en la Reserva Secundaria de Liquidez (RSL) a que se reﬁere el numeral 16.4 del artículo 16 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

4.	Los recursos incorporados en el marco de lo dispuesto en la presente disposición, no pueden utilizarse para ﬁnes distintos a los que señalan las normas bajo las cuales se asignaron los recursos durante el Año Fiscal 2023.

5.	La presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

NONAGÉSIMA OCTAVA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado en el Programa de Desarrollo Productivo Agrario Rural (AGRORURAL) del Ministerio de Desarrollo Agrario y Riego hasta por la suma de S/ 30 900 369,00 (TREINTA MILLONES NOVECIENTOS MIL TRESCIENTOS SESENTA Y NUEVE Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para el ﬁnanciamiento de lo establecido en el numeral 71.2 del artículo 71 de la Ley Nº 31912, Ley que aprueba créditos suplementarios para el ﬁnanciamiento de mayores gastos asociados a la reactivación económica la respuesta ante la emergencia y el peligro inminente por la ocurrencia del Fenómeno El Niño para el año 2023 y dicta otras medidas.

Los recursos a los que se reﬁere la presente disposición complementaria ﬁnal no pueden ser destinados, bajo responsabilidad del titular del pliego, a ﬁnes distintos a los señalados en la presente disposición.

NONAGÉSIMA NOVENA. Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en los gobiernos regionales, la Universidad Nacional de Música, la Universidad Nacional de Arte Diego Quispe Tito del Cusco, la Universidad Nacional Daniel Alomía Robles y las Unidades Ejecutoras de Educación de Lima Metropolitana del Ministerio de Educación, hasta por la suma de S/ 4 411 238,00 (CUATRO MILLONES CUATROCIENTOS ONCE MIL DOSCIENTOS TREINTA Y OCHO Y 00/100 SOLES), para ﬁnanciar la sostenibilidad del incremento de la remuneración de los docentes nombrados y contratados de las Escuelas Superiores de Formación Artística (ESFA) y de los docentes nombrados y contratados de las ex ESFA, ahora Universidad Nacional de Música, Universidad Nacional Daniel Alomía Robles y Universidad Nacional de Arte Diego Quispe Tito del Cusco, aprobado conforme a lo establecido en el numeral 52.1 del artículo 52 de la Ley Nº 31912, Ley que aprueba créditos suplementarios para el ﬁnanciamiento de mayores gastos asociados a la reactivación económica, la respuesta ante la emergencia y el peligro inminente por la ocurrencia del Fenómeno El Niño para el año 2023 y dicta otras medidas.

Los recursos a los que se reﬁere la presente disposición no deben destinarse, bajo responsabilidad, a ﬁnes distintos de aquellos para los que fueron asignados, debiendo ejecutarse conforme a las disposiciones que para tal efecto establezca el Ministerio de Educación y a la normatividad vigente.

CENTÉSIMA. Se declara a la empresa Corporación Peruana de Aeropuertos y Aviación Comercial S.A.-CORPAC S.A. en proceso integral de reorganización, con el objeto de reforzar su gobernanza, así como su sostenibilidad ﬁnanciera, administrativa y operacional, cautelando a su vez la seguridad de las operaciones aéreas.

En el marco de dicho proceso integral de reorganización, se autoriza a CORPAC S.A. durante el Año Fiscal 2024, a celebrar convenios de administración de recursos con organismos internacionales, para la contratación de bienes y servicios especializados destinados a asegurar: (i) la alta disponibilidad del servicio de comunicación, navegación y vigilancia aérea; y de los sistemas de ayudas luminosas y de energía eléctrica para el reforzamiento del control y la seguridad aérea a nivel nacional, incluyendo los servicios especializados que tengan por objeto la gestión integral de dichas prestaciones y el monitoreo de su ejecución contractual; (ii) el mantenimiento y conservación de la infraestructura aeroportuaria a nivel nacional; (iii) la implementación de programas de capacitación especializada en materia de aeronáutica; y, (iv) la elaboración e implementación de un plan integral de reorganización de la empresa, lo que incluye prioritariamente al Centro de Instrucción de Aviación Civil (CIAC), conforme a lo dispuesto en la Ley Nº 30356, Ley que fortalece la transparencia y el control en los convenios de administración de recursos con organizaciones internacionales, y las disposiciones establecidas en el Decreto Supremo Nº 381-2015-EF.

CENTÉSIMA PRIMERA. Para el ﬁnanciamiento de las subvenciones otorgadas a favor de la Caja de Protección y Asistencia de los Trabajadores Lustradores de Calzado del Perú y de la Caja de Protección y Asistencia Social de la Ley 10674 en el Año Fiscal 2024, se autoriza, excepcionalmente, al Ministerio de Economía y Finanzas a realizar modiﬁcaciones presupuestarias en el nivel institucional a favor del Ministerio de Trabajo y Promoción del Empleo, con cargo a los recursos de su presupuesto institucional destinados para el ﬁnanciamiento de las referidas subvenciones, hasta por el monto establecido para las dichas subvenciones contenidas en el Anexo A: Subvenciones para Personas Jurídicas de la Ley de Presupuesto del Sector Publico para el Año Fiscal 2024.

Las modiﬁcaciones presupuestarias en el nivel institucional autorizadas en el párrafo precedente se aprueban mediante decreto supremo, refrendado por el Ministro de Economía y Finanzas y el Ministro de Trabajo y Promoción del Empleo, a propuesta del Ministerio de Economía y Finanzas a través de la Oﬁcina General de Administración.

Lo establecido en la presente disposición se ﬁnancia con cargo al presupuesto institucional del Ministerio de Economía y Finanzas, sin demandar recursos adicionales al Tesoro Público.

CENTÉSIMA SEGUNDA. De manera excepcional, de producirse una modiﬁcación en las estimaciones de ingresos al cierre del año que determinen una variación en los recursos correspondientes a las fuentes de ﬁnanciamiento Donaciones y Transferencias y los recursos provenientes de operaciones de endeudamiento externo de la fuente de ﬁnanciamiento Recursos por Operaciones Oﬁciales de Crédito, se autoriza a los gobiernos regionales y gobiernos locales, durante el Año Fiscal 2023, para reducir su presupuesto institucional por las mencionadas fuentes de ﬁnanciamiento. Para la reducción del presupuesto institucional de la fuente de ﬁnanciamiento Recursos por Operaciones Oﬁciales de Crédito se requiere previa opinión favorable de la Dirección General del Tesoro Público.

La modiﬁcación del presupuesto institucional autorizada en la presente disposición se aprueba mediante acuerdo del consejo regional o concejo municipal, según corresponda. El acuerdo de consejo regional se publica en el diario Oﬁcial El Peruano, y el acuerdo del concejo municipal se publica en la sede digital del gobierno local. Copia del acuerdo de consejo regional y acuerdo de concejo municipal, según corresponda, se remite dentro de los cinco (05) días calendario de aprobada a los organismos señalados en el numeral 31.4 del artículo 31 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto.

La presente disposición entra en vigencia a partir del día siguiente de la publicación de la presente ley.

CENTÉSIMA TERCERA. Se autoriza, excepcionalmente, durante el Año Fiscal 2023, a la Municipalidad Metropolitana de Lima, a efectuar modiﬁcaciones presupuestarias en el nivel funcional programático con cargo a las partidas de gasto 2.3.2.8.1.1 “Contrato Administrativo de Servicios”, 2.3.2.8.1.4 “Aguinaldos de CAS, 2.3.1.6 “Repuestos y accesorios, 2.3.1.11 “Suministros para mantenimiento y reparación” y 2.3.2.4 “Servicio de mantenimiento, acondicionamiento y reparaciones”, con el ﬁn de habilitar a otras partidas, genéricas o especiﬁcas del gasto de su presupuesto institucional, para el ﬁnanciamiento de los gastos operativos y acciones estratégicas de dicho gobierno local.

Las modiﬁcaciones presupuestarias autorizadas por la presente disposición se aprueban, bajo responsabilidad, previa opinión favorable de la oﬁcina de presupuesto, o la que haga sus veces, en dicho gobierno local, de conformidad con la normatividad vigente.

Para tal ﬁn, la Municipalidad Metropolitana de Lima queda exceptuada de lo dispuesto en los numerales 9.1, 9.4 y 9.8 del artículo 9 de la Ley Nº 31638, Ley de Presupuesto del Sector Público para el Año Fiscal 2023.

La presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

CENTÉSIMA CUARTA. Financiamiento de la unidad ejecutora “Chankillo, cuna de la astronomía en Casma y Nepeña” en el pliego Ministerio de Cultura.

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado en el Pliego Ministerio de Cultura, hasta por la suma de S/ 3 000 000,00 (TRES MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar las acciones vinculadas a la implementación y gastos para la operatividad de la unidad ejecutora “Chankillo, cuna de la astronomía en Casma y Nepeña.

CENTÉSIMA QUINTA. Medidas para fortalecer los procesos inmediatos de delitos en ﬂagrancia y lucha contra la criminalidad

1.	Para garantizar la continuidad de las contrataciones de bienes y servicios y gastos de capital para las intervenciones a cargo de los Pliegos a los que se les ha transferido recursos mediante el Decreto de Urgencia Nº 034-2023, autorizase a dichos Pliegos a incorporar en su presupuesto institucional del Año Fiscal 2024, en la fuente de ﬁnanciamiento Recursos Ordinarios, los créditos presupuestarios comprometidos y no devengados al 31 de diciembre de 2023 para ejecutar dichas contrataciones de bienes y servicios y gastos de capital, hasta por la suma de S/ 97 201 397,00 (NOVENTA Y SIETE MILLONES DOSCIENTOS UN MIL TRESCIENTOS NOVENTA Y SIETE Y 00/100 SOLES).

2.	La incorporación de los recursos a los que se reﬁere el numeral precedente se aprueba, previo informe favorable de la Dirección General de Presupuesto Público, mediante decreto supremo refrendado por el ministro de Economía y Finanzas, el ministro del Interior y el ministro de Justicia y Derechos Humanos, a propuesta de este último. La solicitud de incorporación de los recursos se presenta al Ministerio de Economía y Finanzas hasta el 15 de enero de 2024.

3.	Para los ﬁnes a los que se reﬁere la presente disposición, se exceptúa de lo dispuesto en el literal a) del articulo 18 y en el literal a) del numeral 20.3 del artículo 20 del Decreto Legislativo Nº 1276, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal del Sector Público No Financiero, disponiéndose, asimismo, que los recursos bajo el alcance de la presente disposición no pueden ser utilizados en la Reserva Secundaria de Liquidez (RSL) a que se reﬁere el numeral 16.4 del artículo 16 del Decreto Legislativo Nº 1441, Decreto Legislativo del Sistema Nacional de Tesorería. Lo dispuesto en el presente numeral entra en vigencia al día siguiente de la publicación de la presente ley.

4.	Se autoriza, de manera excepcional, durante el Año Fiscal 2024, al Ministerio de Economía y Finanzas para realizar modiﬁcaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 78 267 478,00 (SETENTA Y OCHO MILLONES DOSCIENTOS SESENTA Y SIETE MIL CUATROCIENTOS SETENTA Y OCHO Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, con cargo a los recursos a los que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, a favor de los pliegos Poder Judicial, Ministerio de Justicia y Derechos Humanos, Ministerio del Interior, de la Municipalidad Provincial de Sullana y de las Municipalidades Distritales de Bellavista, Marcavelica, Salitral, Querecotillo, Ignacio Escudero y Miguel Checa de la provincia de Sullana del departamento de Piura, para ﬁnanciar los gastos asociados a fortalecer los procesos inmediatos de delitos en ﬂagrancia y lucha contra la criminalidad, conforme al siguiente detalle:

a)	Hasta por la suma de S/ 59 436 136,00 (CINCUENTA Y NUEVE MILLONES CUATROCIENTOS TREINTA Y SEIS MIL CIENTO TREINTA Y SEIS Y 00/100 SOLES) a favor del Poder Judicial.

b)	Hasta por la suma de S/ 6 426 000,00 (SEIS MILLONES CUATROCIENTOS VEINTISEIS MIL Y 00/100 SOLES) a favor del Ministerio de Justicia y Derechos Humanos.

c)	Hasta por la suma de S/ 8 983 200,00 (OCHO MILLONES NOVECIENTOS OCHENTA Y TRES MIL DOSCIENTOS Y 00/100 SOLES) a favor del Ministerio del Interior.

d)	Hasta por la suma de S/3 422 142,00 (TRES MILLONES CUATROCIENTOS VEINTIDÓS MIL CIENTO CUARENTA Y DOS Y 00/100 SOLES) a favor de la Municipalidad Provincial de Sullana y de las Municipalidades Distritales de Bellavista, Marcavelica, Salitral, Querecotillo, Ignacio Escudero y Miguel Checa de la provincia de Sullana del departamento de Piura.

5.	Dichas modiﬁcaciones presupuestarias se aprueban utilizando solo el mecanismo establecido en el artículo 54 del Decreto Legislativo Nº 1440, debiendo contar además para el caso del Poder Judicial, el Ministerio Público y el Ministerio de Justicia y Derechos Humanos con el refrendo del ministro de Justicia y Derechos Humanos, y para el caso de los gobiernos locales y el Ministerio del Interior con el refrendo del ministro del Interior. Para efecto de las modiﬁcaciones presupuestarias en el nivel institucional que se autoricen a favor de los gobiernos locales en el marco de lo establecido en el numeral 4 y 5 de la presente disposición, el titular del gobierno local remite su solicitud al Ministerio del Interior, las que son consolidadas, validadas y presentadas por dicho Ministerio ante el Ministerio de Economía y Finanzas.

CENTÉSIMA SEXTA. Aprobar una nueva escala del incentivo único para la Unidad Ejecutora 001- 855: región Lambayeque-Sede Central

Se autoriza al Ministerio de Economía y Finanzas (MEF), a través de la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH), aprobar mediante Resolución Directoral los nuevos montos y la escala del concepto Incentivo Único CAFAE de la Unidad Ejecutora 001-855: Región Lambayeque Sede Central, la misma que consolida todo ingreso relacionado con el concepto Incentivo Único - CAFAE que todo personal de la unidad ejecutora, sujeto al régimen del Decreto Legislativo Nº 276, Ley de Bases de la Carrera Administrativa y de Remuneraciones del Sector Público, viene percibiendo al 30 de noviembre de 2021 e incluye sentencias judiciales con calidad de cosa juzgada y en ejecución total. Para la consolidación del Incentivo Único-CAFAE, son requisitos los siguientes:

a.	Los montos y escala consolidados comprenden todo ingreso relacionado con el concepto Incentivo Único- CAFAE, percibido por el personal del régimen del Decreto Legislativo Nº 276, en la Genérica del Gasto 2.1 Personal y Obligaciones Sociales; y, en los casos que corresponda, considera los montos de las escalas bases aprobadas.

b.	Para los montos ordenados por sentencias judiciales, se requiere:

i)	Sentencias con calidad de cosa juzgada y en ejecución total.

ii)	Que su alcance comprenda a todo el personal activo sujeto al régimen laboral del Decreto Legislativo Nº 276 de la Unidad Ejecutora.

iii)	Que los montos ordenados se estén pagando en forma mensual e integra a todo el personal de la Unidad Ejecutora al 30 de noviembre de 2021.

Para efectos de la consolidación del Incentivo Único - CAFAE, el titular del Pliego Presupuestario remite a la DGGFRH el Informe Técnico emitido por la Oﬁcina de Presupuesto y de Recursos Humanos o las que hagan sus veces y la documentación o información que sustente la propuesta de aprobación de la escala. La DGGFRH realiza el análisis y evaluación de la información remitida y emite la resolución directoral.

El otorgamiento del Incentivo Único CAFAE se ﬁnancia exclusivamente con la fuente de ﬁnanciamiento Recursos Ordinarios, con cargo al presupuesto institucional de la entidad, sin demandar recursos adicionales al Tesoro Público; para tal efecto se autoriza al Pliego 452: Gobierno Regional del Departamento de Lambayeque a realizar modiﬁcaciones presupuestarias en el nivel funcional programático, quedando exceptuada de lo dispuesto en el artículo 6 y en el numeral 9.1 del artículo 9 de la presente Ley, previa opinión favorable de la DGPP y opinión técnica de la DGGFRH del MEF.

La DGGFRH registra, de oﬁcio en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), los montos y la escala del Incentivo Único - CAFAE aprobados mediante Resolución Directoral.

La presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

CENTÉSIMA SÉPTIMA. Se autoriza al Pliego Ministerio de Justicia y Derechos Humanos, durante el Año Fiscal 2024, a incorporar los Saldos de Balance de los recursos provenientes de las transferencias ﬁnancieras realizadas en el marco de lo dispuesto en el inciso x) del numeral 17.1 del artículo 17 del Decreto de Urgencia Nº 014-2019, por hasta por la suma de S/ 58 531 316,00 (CINCUENTA Y OCHO MILLONES QUINIENTOS TREINTA Y UN MIL TRESCIENTOS DIECISÉIS y 00/100 SOLES); para ser destinados al ﬁnanciamiento del Convenio de Administración de Recursos para el proyecto de inversión “Instalación del servicio de readaptación social en el nuevo establecimiento penitenciario de Ica, distrito de Santiago, provincia de Ica, departamento de Ica - CUI 2186942.

CENTÉSIMA OCTAVA. Implementación de la Ley Nº 31657 del pliego Instituto Nacional Penitenciario

1.	Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2024, se han asignado recursos en el pliego Instituto Nacional Penitenciario hasta por la suma de S/ 29 729 755,00 (VEINTINUEVE MILLONES SETECIENTOS VEINTINUEVE MIL SETECIENTOS CINCUENTA Y CINCO Y 00/100 SOLES), para ﬁnanciar (i) el costo diferencial anualizado de la remuneración, carga social y aguinaldo del personal que se haya incorporado al régimen laboral de la Ley Nº 29709 como resultado de los concursos internos de méritos iniciados en el Año Fiscal 2023; y (ii) el costo diferencial de la remuneración, carga social y aguinaldo del personal que se incorpore a la Ley Nº 29709 durante el Año Fiscal 2024, previo concursos internos de méritos, de postulación exclusiva para el personal penitenciario de los Decretos Legislativos Nº 276 y 1057, como parte de la implementación de la Ley Nº 31657, Ley que incorpora, previo concurso de méritos, al personal penitenciario de los Decretos Legislativos Nº 276 y 1057 al régimen laboral de la Ley Nº 29709.

2.	Se exonera al pliego Instituto Nacional Penitenciario del numeral 8.1 del artículo 8 de la presente ley, para la implementación de la Ley Nº 31657, Ley que incorpora previo concurso de méritos al personal penitenciario de los Decretos Legislativos Nº 276 y 1057 al régimen laboral de la Ley Nº 29709, Ley de la Carrera Especial Pública Penitenciaria, a efectos que dicho pliego realice, durante el Año Fiscal 2024, el proceso de incorporación regulada en la citada ley.

3.	A efectos de la aplicación de lo dispuesto en el numeral 1, se autoriza al Instituto Nacional Penitenciario a efectuar los referidos concursos de méritos con cargo al presupuesto institucional previsto en las partidas de gastos vinculadas a los regímenes de los Decretos Legislativos Nº 276 y 1057, según corresponda, cuyos puestos están siendo sujetos a la incorporación a la Ley de la Carrera Especial Pública Penitenciaria y, de corresponder, con cargo a la disponibilidad presupuestaria de la partida de gasto 2.1 “Personal y Obligaciones Sociales” del presupuesto institucional de la entidad. Asimismo, se les exceptúa de lo dispuesto en el numeral 3.8 del artículo 3 del Decreto de Urgencia N” 044-2021, Decreto de Urgencia que establece medidas extraordinarias y urgentes en materia de gestión ﬁscal de los recursos humanos del Sector Público, solo para los ﬁnes establecidos en el artículo 2 de la Ley Nº 31657.

Culminado el proceso de concurso de méritos al que hace referencia la presente disposición, el pliego Instituto Nacional Penitenciario remite la documentación correspondiente a la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH) para la creación de los registros respectivos en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), conforme a la normatividad vigente, de corresponder, previa opinión favorable de la Dirección General de Presupuesto Público. Asimismo, la DGGFRH elimina, de oﬁcio, los registros y/o plazas vacantes como resultado del tránsito al régimen de la Ley de la Carrera Especial Pública Penitenciaria.

4.	Los recursos a los que se reﬁere la presente disposición, no pueden ser destinados, bajo responsabilidad del titular de la entidad, a ﬁnes distintos a los señalados en la presente disposición.

CENTÉSIMA NOVENA. Se declara de interés nacional el desarrollo del Foro Regional “PPP Américas 2025”, a llevarse a cabo en la ciudad de Lima, República del Perú; y, se encarga a la Agencia de Promoción de la Inversión Privada PROINVERSIÓN, durante el Año Fiscal 2024, la planiﬁcación y ejecución de todas las actividades necesarias para la realización de dicho Foro.

CENTÉSIMA DÉCIMA. Responsabilidad Disciplinaria en la Negociación Colectiva en el Sector Público

El incumplimiento de las disposiciones contenidas en la Ley Nº 31188, Ley de Negociación Colectiva en el Sector Estatal, y en el Decreto Supremo Nº 008-2022- PCM, Lineamientos para la aplicación de la Ley Nº 31188, por parte de representantes de la parte empleadora, constituye falta de carácter disciplinario sujeta al régimen disciplinario y procedimiento sancionador regulado por la Ley Nº30057, Ley del Servicio Civil.

CENTÉSIMA DÉCIMA PRIMERA. Fortalecimiento del presupuesto por resultados

1.	En el marco del presupuesto por resultados, se dispone que los ministerios del Poder Ejecutivo, el Poder Judicial y el Ministerio Público, impulsan el fortalecimiento de las evaluaciones de impacto y el seguimiento a resultados no ﬁnancieros, en sus sectores o en la entidad, según corresponda, a nivel nacional, regional y local.

2.	Los pliegos contenidos en el numeral 1, destinan como mínimo un monto equivalente al 1% (uno por ciento) de su Presupuesto Institucional de Apertura (PIA) para gasto corriente o S/3 000 000,00 (TRES MILLONES Y 00/100 SOLES), lo que sea mayor, a las actividades de evaluación de impacto y seguimiento a resultados no ﬁnancieros. Dichos pliegos deben remitir al Ministerio de Economía y Finanzas, el 30 de abril de 2024 y el 31 de octubre de 2024, el detalle de los recursos que se destinen en el marco de la presente disposición, así como su ejecución.

3.	Mediante resolución de su titular, los pliegos comprendidos en el numeral 1 aprueban un calendario multianual de evaluaciones de impacto, que se publica en su sede digital hasta el 15 de marzo de 2024. El calendario contiene evaluaciones de impacto, a realizarse en un horizonte no mayor a 7 (siete) años, para intervenciones que acumulen al menos el 80% (ochenta por ciento) del Presupuesto Institucional de Apertura (PIA) del Año Fiscal 2024 en sus sectores, en el caso de Ministerios del Poder Ejecutivo, o en su entidad en el caso del Poder Judicial y del Ministerio Público. Los avances y resultados de las evaluaciones son publicadas en las sedes digitales de cada pliego y remitidas al Ministerio de Economía y Finanzas.

4.	Como parte de las fases de Programación Multianual Presupuestaria (2025-2027) y Formulación Presupuestaria, los pliegos a los que hace referencia el numeral 1, remiten a la Dirección General de Presupuesto Público, hasta el 15 de marzo de 2024, una propuesta de indicadores de resultados no ﬁnancieros a nivel institucional, para todas las entidades del Gobierno Nacional dependientes del sector correspondiente, en el caso del Poder Judicial y el Ministerio Público la propuesta solo corresponde a sus propias entidades. La propuesta debe tener indicadores de resultados no ﬁnancieros que permitan hacer seguimiento a las intervenciones que acumulen al menos el 80% (ochenta por ciento) del PIA del Año Fiscal 2024 de cada entidad perteneciente o adscrita al sector en el que se encuentra comprendido el Ministerio del Poder Ejecutivo correspondiente, o de sus propias entidades en caso del Poder Judicial y del Ministerio Público. Estos indicadores pueden ser parte, o no, de los programas presupuestales y miden el avance físico en los principales servicios de la entidad, así como el cambio de bienestar en la población. Para la veriﬁcación de la calidad de los Indicadores, el Ministerio de Economía y Finanzas accede a las bases de datos nominadas correspondientes.

CENTESIMA DÉCIMA SEGUNDA. Recursos para contribuir a la competitividad productiva

Se autoriza, durante el Año Fiscal 2024, a los gobiernos regionales y gobiernos locales a realizar modiﬁcaciones presupuestarias en el nivel funcional programático con el ﬁn de habilitar recursos a favor del Código Único de Inversión (CUI) 2016766 “Iniciativa a la Competitividad”, en el marco de lo establecido en el artículo 4 de la Ley Nº 29337, Ley que establece disposiciones para apoyar la competitividad productiva.

Para la implementación de la presente disposición, los gobiernos regionales y los gobiernos locales quedan exceptuados de lo dispuesto en el numeral 11.3 del artículo 11 y en el inciso i) del numeral 34.2 del artículo 34 de la presente ley, así como en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

CENTÉSIMA DÉCIMA TERCERA. Se autoriza al Ministerio de Salud, durante el Año Fiscal 2024, a realizar modiﬁcaciones presupuestarias en el nivel institucional con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público a favor de los gobiernos locales, hasta por la suma de S/ 7 000 000,00 (SIETE MILLONES Y 00/100 SOLES), por la fuente de ﬁnanciamiento Recursos Ordinarios, para ﬁnanciar la implementación de programas de esterilización y manejo poblacional humanitario de perros y gatos, como componente de la política nacional de salud pública, conforme a lo dispuesto en el artículo 1 de la Ley 31311, Ley que prioriza la esterilización de perros y gatos como componente de la política nacional de salud pública.

Dichas modiﬁcaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a propuesta de este último, el cual se publica hasta el 22 de marzo de 2024. Las propuestas de decreto supremo se presentan ante el Ministerio de Economía y Finanzas hasta el 04 de marzo de 2024.

CENTÉSIMA DÉCIMA CUARTA. Se autoriza a los organismos del Sistema Electoral para exonerarse de lo dispuesto por la Ley Nº 30225, Ley de Contrataciones del Estado, su reglamento y modiﬁcatorias, así como la aplicación del Decreto Legislativo Nº 1057 y modiﬁcatorias, que regulan el Régimen Laboral Especial del Decreto Legislativo Nº 1057; a efectos de realizar la contratación de servicios necesarios a través de locación de servicios, en el marco de lo establecido en el Código Civil, para los procesos electorales a realizarse en el Año Fiscal 2024. Los organismos quedan facultados a brindar a los locadores talleres informativos para el desarrollo de la prestación del servicio, conforme a las necesidades propias de cada organismo electoral.

CENTÉSIMA DÉCIMA QUINTA. Creación y ﬁnanciamiento de la Unidad Ejecutora Autoridad Nacional de Control del Poder Judicial durante al Año Fiscal 2024

1.	Se autoriza al pliego Poder Judicial, la creación de la Unidad Ejecutora Autoridad Nacional de Control del Poder Judicial. Para este ﬁn se exonera al citado pliego de lo establecido en los incisos 1 y 2 del numeral 68.4 del artículo 68 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

2.	Durante el año ﬁscal 2024, el presupuesto para la implementación y operación de la Unidad Ejecutora Autoridad Nacional de Control del Poder Judicial proviene de los recursos establecidos en la Primera Disposición Complementaria Transitoria de la Ley Nº 30943, Ley de creación de la Autoridad Nacional de Control del Poder Judicial y del 0.5% de la ejecución de inversiones cuyos montos superen los S/ 5 000 000,00 (CINCO MILLONES Y 00/100 SOLES) y sean menores o iguales a S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES), que genere el desembolso de recursos públicos y/o garantías ﬁnancieras o no ﬁnancieras por parte del Estado, lo que incluye a las obras públicas, las inversiones mediante los mecanismos de obras por impuestos y asociaciones público privadas u otros mecanismos de inversión, a cargo de los pliegos y entidades del gobierno nacional, regional y local, entidades de tratamiento empresarial, empresas públicas en el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), fondos y toda entidad o empresa bajo el ámbito de la Cuenta General de República. Dicho porcentaje es parte del 2% al que hace referencia el numeral 2.1 del artículo 2 de la Ley Nº 31358, Ley que establece medidas para la expansión del control concurrente.

3.	Para el cumplimiento de lo previsto en la presente disposición, se autoriza a los pliegos involucrados del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, a cargo de las intervenciones a que se reﬁere el numeral precedente de la presente disposición, a realizar modiﬁcaciones presupuestales en el nivel funcional programático para habilitar la genérica de gasto 2.4 Donaciones y Transferencias tanto para la categoría de gasto corriente y gasto de capital, quedando exceptuadas de las restricciones del inciso 3 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, a ﬁn de poder realizar transferencias ﬁnancieras a favor del pliego Poder Judicial, conforme a los cronogramas de ejecución de obras anuales valorizadas vigentes, programa de ejecución de obras, planes de inversión, plan anual de contrataciones o documentos de similar naturaleza.

4.	Asimismo, se autoriza al pliego Poder Judicial para realizar modiﬁcaciones presupuestarias en el nivel funcional programático en favor de la Unidad Ejecutora Autoridad Nacional de Control del Poder Judicial para las inversiones del citado Pliego cuyos montos superen los S/ 5 000 000,00 (CINCO MILLONES Y 00/100 SOLES) y sean menores o iguales a S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES), solo para los ﬁnes establecidos en el numeral 2 de la presente disposición, para lo cual dichas modiﬁcaciones quedan exceptuadas de las restricciones presupuestarias en el marco de lo establecido en el inciso 3 del numeral 48.1 del artículo 48 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

5.	Las transferencias ﬁnancieras autorizadas en el numeral 4 de la presente disposición, se aprueban, en el caso de las entidades del Gobierno Nacional, mediante resolución del titular del pliego, y en el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente, requiriéndose en ambos casos el informe previo favorable de la oﬁcina de presupuesto o la que haga sus veces en la entidad. La resolución del titular del pliego y el acuerdo del Consejo Regional se publican en el diario oﬁcial El Peruano, y el acuerdo del Concejo Municipal se publica en su sede digital.

6.	Asimismo, se autoriza a las entidades de tratamiento empresarial, empresas públicas en el ámbito del FONAFE, fondos y toda entidad o empresa bajo el ámbito del Sistema Nacional de Control a realizar transferencias ﬁnancieras a favor del pliego Poder Judicial. Las citadas transferencias se aprueban por decisión de la máxima autoridad ejecutiva de las mismas y se publican en su sede digital.

CENTÉSIMA DÉCIMA SEXTA. Cambio de grupo ocupacional y de línea de carrera personal asistencial profesional, técnico y auxiliar de salud del Ministerio de Defensa

1.	Se autoriza, excepcionalmente durante el año 2024, al Ministerio de Defensa, previa determinación de la necesidad institucional, a convocar concursos de méritos cerrados a la entidad, con el ﬁn de realizar el proceso de cambio de grupo ocupacional y cambio de línea de carrera del personal de la salud en plazas vacantes y presupuestadas, en los institutos armados del Ministerio de Defensa.

2.	Asimismo, en un plazo no mayor de noventa (90) días calendario contados a partir de la vigencia de la presente ley, mediante Resolución Ministerial del Ministerio de Defensa, en coordinación con la Autoridad Nacional del Servicio Civil, se aprueba el reglamento que establece los requisitos, condiciones, procedimientos y mecanismos necesarios para el cambio de grupo ocupacional y cambio de línea de carrera.

3.	Para aplicación de lo dispuesto en el presente artículo, se autoriza al Ministerio de Defensa a efectuar los referidos concursos de méritos con cargo al presupuesto institucional previsto en las partidas de gasto vinculadas a los puestos que están siendo sujetos del proceso y, de corresponder, con cargo a la disponibilidad presupuestaria de la Partida de Gasto 2.1 “Personal y Obligaciones Sociales” del presupuesto institucional de la entidad.

4.	El Ministerio de Defensa remite la documentación correspondiente a la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas (DGGFRH) para la creación de los registros respectivos en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), conforme a la normatividad vigente, de corresponder, previa opinión favorable de la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas.

CENTÉSIMA DÉCIMA SÉPTIMA. Autorización para la implementación del Sistema de Control Automatizado de Fronteras del nuevo terminal del Aeropuerto Internacional Jorge Chávez

Se autoriza, de manera excepcional, durante el Año Fiscal 2024, al Ministerio de Economía y Finanzas para realizar modiﬁcaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 30 153 149,00 (TREINTA MILLONES CIENTO CINCUENTA Y TRES MIL CIENTO CUARENTA Y NUEVE Y 00/100 SOLES), en la fuente de ﬁnanciamiento Recursos Ordinarios, con cargo a los recursos a los que se reﬁere el artículo 53 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, a favor del Pliego Superintendencia Nacional de Migraciones para ﬁnanciar la adquisición de equipos de alta tecnología y sistemas de información altamente especializados vinculados a la implementación del Sistema de Control Automatizado de Fronteras del nuevo terminal del Aeropuerto Internacional Jorge Chávez. Dicha Modiﬁcación presupuestaria se aprueba utilizando solo el mecanismo establecido en el artículo 54 del Decreto Legislativo Nº 1440, debiendo contar además con el refrendo del ministro del sector correspondiente, a propuesta de este último.

CENTÉSIMA DÉCIMA OCTAVA. Financiamiento de inversiones

1.	Se autoriza, durante el Año Fiscal 2024, a las entidades del Gobierno Nacional que cuenten con recursos públicos asignados en su presupuesto institucional para la ejecución de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones a cargo de los gobiernos regionales y los gobiernos locales, incluidas en el Anexo VI de la presente ley, por la fuente de ﬁnanciamiento Recursos Ordinarios, para aprobar modiﬁcaciones presupuestarias en el nivel institucional, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro del sector correspondiente, a propuesta de este último, previa suscripción de convenio. Dicho convenio debe suscribirse por el costo total de la inversión o monto pendiente de ﬁnanciamiento respecto al costo total de la inversión y debe precisar i) el presupuesto multianual requerido hasta la culminación de la inversión y, ii) los montos a ﬁnanciar en cada año ﬁscal por parte del Gobierno Nacional y, de corresponder, por los gobiernos regionales y los gobiernos locales, sin demandar recursos adicionales al Tesoro Público. Los decretos supremos que aprueban las transferencias de recursos en el marco de la presente disposición se publican hasta el 30 de abril de 2024. Las propuestas de decreto supremo correspondientes solo pueden ser presentadas al Ministerio de Economía y Finanzas, hasta el 29 de marzo de 2024.

2.	Las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones cuyo ﬁnanciamiento sea propuesto en el marco de la presente disposición, deben contar con la opinión favorable de la Oﬁcina de Programación Multianual de Inversiones del Sector o la que haga sus veces, y/o la unidad orgánica competente, según corresponda, sobre el cumplimiento de las normas técnicas y criterios de priorización aprobados por el Sector, y respecto a su registro en la Cartera de Inversiones del Programa Multianual de Inversiones del Sector, a ﬁn de veriﬁcar que se encuentren alineadas con los objetivos priorizados, metas e indicadores establecidos en la Programación Multianual de Inversiones. Para el caso de las referidas inversiones que no cuenten con expediente técnico o documento equivalente, la transferencia de recursos se efectúa solo para ﬁnanciar la elaboración de dichos documentos, y deben cumplir con las condiciones señaladas en el numeral precedente.

3.	Las entidades del Gobierno Nacional que transﬁeran recursos en el marco de la presente disposición son responsables de la veriﬁcación y seguimiento, lo que incluye el avance físico y ﬁnanciero de los recursos, del cumplimiento de las acciones contenidas en el convenio y en el cronograma de ejecución de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones.

4.	Cada entidad del Gobierno Nacional que transﬁera recursos en el marco de la presente disposición es responsable de la viabilidad técnica y la determinación del monto objeto de la transferencia, el mismo que debe corresponder al que se ejecuta en el respectivo año ﬁscal, debiéndose tener en cuenta la oportuna culminación de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, bajo responsabilidad del titular del pliego.

5.	Para la aplicación de lo establecido en la presente disposición, se exceptúa a las entidades del Gobierno Nacional de lo dispuesto en el artículo 49 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

DISPOSICIONES COMPLEMENTARIAS
TRANSITORIAS

PRIMERA. Las entidades públicas que a continuación se detallan aprueban disposiciones de austeridad, disciplina y calidad en el gasto público y de ingresos del personal, que contienen necesariamente medidas en esos rubros. Dicha aprobación se efectúa conforme a lo siguiente:

a)	En las empresas y entidad bajo el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (Fonafe), mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

b)	En el Banco Central de Reserva del Perú (BCRP) y la Superintendencia de Banca, Seguros y Administradoras Privadas de Fondos de Pensiones (SBS), mediante acuerdo de directorio y resolución de su titular, según corresponda.

c)	En la empresa Petróleos del Perú (PETROPERÚ S.A.), mediante acuerdo de directorio. En materia de ingresos del personal y arbitraje laboral, dicha entidad se sujeta a los lineamientos técnicos ﬁnancieros y limitaciones que establezca el FONAFE.

d)	En las empresas de los gobiernos regionales y de los gobiernos locales, mediante acuerdo de directorio.

e)	En los organismos supervisores y reguladores de servicios públicos, mediante resolución de su titular. En materia de ingresos del personal se sujeta a lo dispuesto en la presente ley; y en lo que corresponda a la Ley Nº 30057, Ley del Servicio Civil y sus reglamentos, aprobados en el marco de la Décima Disposición Complementaria Final de la mencionada ley.

f)	En los organismos públicos descentralizados de los gobiernos regionales y gobiernos locales, mediante resolución de su titular. En materia de ingresos del personal se sujeta a lo dispuesto en la presente ley; y, en lo que corresponda, a la Ley Nº 30057, Ley del Servicio Civil y sus reglamentos, aprobados en el marco de la Décima Disposición Complementaria Final de la mencionada ley.

Las disposiciones que se aprueben conforme a lo señalado en los literales precedentes deben publicarse en el diario oﬁcial El Peruano, en un plazo que no exceda el 31 de diciembre de 2023, y rigen a partir del 1 de enero de 2024. De no efectuarse tal publicación, son de aplicación las normas de austeridad, disciplina y calidad del gasto público y de ingresos del personal contenidas en la presente ley, según sea el caso.

La presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

SEGUNDA. De producirse una modiﬁcación en las estimaciones de ingresos que determinen una variación en los recursos, correspondientes a las fuentes de ﬁnanciamiento Recursos Determinados y Recursos Directamente Recaudados, se autoriza a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, hasta el 31 de enero de 2024, para modiﬁcar su presupuesto institucional aprobado por las fuentes de ﬁnanciamiento antes mencionadas. Asimismo, y solo para el caso de la fuente de ﬁnanciamiento Recursos Determinados, se autoriza a las entidades antes citadas, de manera adicional, hasta el 31 de mayo de 2024, para modiﬁcar su presupuesto institucional aprobado por la referida fuente de ﬁnanciamiento.

Para el caso de los recursos por la fuente de ﬁnanciamiento Recursos Directamente Recaudados, la autorización a la que se reﬁere el párrafo precedente se aplica solo para reducir su presupuesto institucional aprobado.

Para el caso de los recursos por la fuente de ﬁnanciamiento Recursos Determinados provenientes de los conceptos incluidos en los índices de distribución que aprueba el Ministerio de Economía y Finanzas, a través de la Dirección General de Presupuesto Público, las entidades públicas deben modiﬁcar su presupuesto institucional aprobado, por los conceptos antes referidos, conforme a los montos estimados de Recursos Determinados para el Presupuesto Institucional de Apertura correspondiente al Año Fiscal 2024, que son publicados hasta el 28 de diciembre de 2023, y hasta el 29 de abril del 2024, mediante resolución directoral de la mencionada Dirección General.

Asimismo, en los casos que fuera necesario una modiﬁcación en las estimaciones de saldos de balance por la fuente de ﬁnanciamiento Recursos Determinados, se autoriza a los gobiernos regionales y gobiernos locales, hasta el 29 de marzo de 2024, para reducir su presupuesto institucional aprobado respecto a los recursos correspondientes a saldos de balance por la fuente de ﬁnanciamiento Recursos Determinados, previa opinión favorable de la Dirección General de Presupuesto Público. Las solicitudes de modiﬁcación deben presentarse hasta el 8 de marzo de 2024 a la Dirección General de Presupuesto Público.

La modiﬁcación del presupuesto institucional autorizada en la presente disposición se aprueba mediante resolución del Titular de la entidad para el caso de las entidades del Gobierno Nacional, y mediante acuerdo del consejo regional o concejo municipal para el caso de los gobiernos regionales y gobiernos locales, respectivamente. La resolución del titular de la entidad y el acuerdo de consejo regional se publica en el diario Oﬁcial El Peruano, y el acuerdo del concejo municipal se publica en la sede digital del gobierno local. Copia de la resolución, acuerdo de consejo regional y acuerdo de concejo municipal, según corresponda, se remite dentro de los cinco (05) días calendario de aprobada a los organismos señalados en el numeral 31.4 del artículo 31 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

La presente disposición entra en vigencia a partir del día siguiente de la publicación de la presente ley, solo para efecto de la publicación de la resolución directoral de la Dirección General de Presupuesto Público a la que se reﬁere el tercer párrafo de esta disposición.

Comuníquese a la señora Presidenta de la República para su promulgación.

En Lima, a los treinta días del mes de noviembre de dos mil veintitrés.

ALEJANDRO SOTO REYES

Presidente del Congreso de la República

ARTURO ALEGRÍA GARCÍA

Primer Vicepresidente del Congreso de la República

A LA SEÑORA PRESIDENTA DE LA REPÚBLICA

POR TANTO:

Mando se publique y cumpla.

Dado en la Casa de Gobierno, en Lima, a los cinco días del mes de diciembre del año dos mil veintitrés.

DINA ERCILIA BOLUARTE ZEGARRA

Presidenta de la República

LUIS ALBERTO OTÁROLA PEÑARANDA

Presidente del Consejo de Ministros

28/08/2023 19.05:35	ANEXO A: SUBVENCIONES PARA PERSONAS JURÍDICAS PARA EL AÑO FISCAL 2024	FPR40S1S PÁGINA 1

FUENTE DE FINANCIAMIENTO: ( EN SOLES )	RECURSOS ORDINARIOS

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

AMBIENTAL	13 298 451
005 M. DEL AMBIENTE	13 298 451
	13 298 451	COMUNIDADES NATIVAS - COMUNIDADES CAMPESINAS
JUSTICIA	2 603 000
06 M. DE JUSTICIA Y DERECHOS HUMANOS	2 603 000
	2 603 000	IGLESIA CATOLICA
INTERIOR	1 920 588
07 M. DEL INTERIOR	1 920 588
	3 000	ASOCIACION DE CORONELES EN RETIRO (ASCOREFA)
	5 000	ASOCIACION DE OFICIALES GENERAL DE LAS FUERZAS ARMADAS (ADOGEN)
	88 000	ASOCIACION DE OFICIALES GENERAL PNP (ADOGPOL)
	4 000	ASOCIACION VENCEDORES DE CAMPAÑA MILITAR 1941
	110 449	BENEMERITA SOCIEDAD FUNDADORES DE LA INDEPENDENCIA, VENCEDORES EL 2 MAYO DE 1866 Y DEFENSORES CALIFICADOS DE LA PATRIA
	7 000 C.E.	1149 JORGE CIEZA LACHO
	7 000 C.E.	7 DE AGOSTO (AREQUIPA)
	13 000 C.E.	CAP PNP ALIPIO PONCE VASQUEZ
	11 000 C.E.	CARLOS TEODORO PUELL MENDOZA (TUMBES)
	13 000 C.E.	FELIX TELLO ROJAS (CHICLAYO)
	11 000 C.E.	JUAN LINARES ROJAS
	4 000 C.E.	MARIANO SANTOS MATEOS (TACNA)
	9 000 C.E.	MARIANO SANTOS MATEOS (TRUJILLO)
	20 000 C.E.	PRECURSORES DE LA INDEPENDENCIA
	9 000 C.E.	ROBERTO MORALES ROJAS (SULLANA)
	12 000 C.E.	SANTA ROSA DE LIMA 2001
	10 000 C.E.	SO. 2DA. BASILIO RAMIREZ PEÑA (PIURA)
	11 000 C.E.	SO. 2DA. JESUS VERA FERNANDEZ
	20 000 C.E.	SO. 2DA. JUAN INGUNZA VALDIVIA
	10 000 C.E.	SO. 2DA. MARTIN ESQUICHA BERNEDO
	11.000 C.E.	SO. 2DA. NEPTALI VALDERRAMA AMPUERO (AREQUIPA)
	18 000 C.E.	SO. 2DA. TEODOSIO FRANCO GARCIA (ICA)
	10 000 C.E.	SO. TCO. 3RA. ARTURO PALOMINO RODRIGUEZ (CUSCO)
	9 000 C.E.	SO. TCO. 3RA. JOSE RODRIGUEZ TRIGOSO
	13 000 C.E.	SO. TCO. 3RA. RAMIRO VILLAVERDE LAZO (HUANCAYO)
	12 000 C.E.	TUPAC AMARU
	4 000 C.E.	VIRGEN DE FATIMA
	4 000 C.E.	I. JUAN BENITES LUNA
	93 449	CENTRO DE ESTUDIOS HISTORICO MILITARES DEL PERU
	1 200 000	COMITE DE DAMAS PNP
	3 000	I.E.I PNP CUNA JARDIN SANTA ROSITA DE LIMA (AREQUIPA)
	12 000	I.E.I. ALCIDES VIGO HURTADO
	10 000	I.E.I. ALIPIO PONCE VASQUEZ - JAUJA - HUANCAYO
	3 000	I.E.I. ANGELES DE MARIA (HUANCAYO)
	3 000	I.E.I. CUNA JARDÍN N° 1137 "MILAGROSO DIVINO NIÑO JESÚS" (TARAPOTO)
	3 000	I.E.I. DIVINO NIÑO DEL MILAGRO (CHICLAYO)
	12 000	I.E.I. FELIX TELLO R. LA MOLINA
	4.000	I.E.I. HORACIO PATIÑO CRUZATTI (CAJAMARCA)
	3.000	I.E.I. MARIANO LINARES JARAMILLO (JAEN)
	4.000	I.E.I. SANTA ROSA DE LIMA PNP (CHIMBOTE)
	9 000	I.E.I. SANTA ROSA DE LIMA PNP (JULIACA)
	63 190	INSTITUTO LIBERTADOR RAMON CASTILLA
	2 000	INSTITUTO SAN MARTINIANO
	37 500	OBISPADO CASTRENSE
RELACIONES EXTERIORES	167 200
008 M. DE RELACIONES EXTERIORES	167 200
	167 200	SOCIEDAD PERUANA DE DERECHO INTERNACIONAL

28/08/2023 19.05:35	ANEXO A: SUBVENCIONES PARA PERSONAS JURÍDICAS PARA EL AÑO FISCAL 2024	FPR40S1S PÁGINA 2
FUENTE DE FINANCIAMIENTO: ( EN SOLES )	RECURSOS ORDINARIOS

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

ECONOMIA Y FINANZAS	2 033 626
009 M. DE ECONOMIA Y FINANZAS	2 033 626
	1 000 000	CAJA DE PROTECCION Y ASISTENCIA DE LOS TRABAJADORES LUSTRADORES DE CALZADO DEL PERU
	1 033 626	CAJA DE PROTECCION Y ASISTENCIA SOCIAL DE LOS CANILLITAS
EDUCACION	102 367 614
010 M. DE EDUCACION	9 301 672
	100 000	ACADEMIA NACIONAL DE CIENCIAS
	255 275	ACADEMIA PERUANA DE LA LENGUA
	1 000 000	ASOCIACION FE Y ALEGRIA DEL PERU - CEFOP
	6 843 997	ASOCIACION FE Y ALEGRIA PROGRAMA NACIONAL
	30 000	CENTRO DE REHABILITACIÓN DE CIEGOS DE LIMA - CERCIL
	17 400	EIP MIXTO GRATUITO ’SANTA MARÍA MADRE DE DIOS"
	90 000	ESCUELA HOGAR DE NIÑAS "NUESTRA SEÑORA DE LA MISERICORDIA"
	80 000	INSTITUTO LIBERTADOR RAMÓN CASTILLA
	25 000	OFICINA NACIONAL DE EDUCACIÓN CATÓLICA - ONDEC
	860 000	SOCIEDAD GEOGRÁFICA DE LIMA
342 INSTITUTO PERUANO DEL DEPORTE	93 065 942
	2 906 049	ASOCIACIÓN NACIONAL PARALIMPICA
	329 990	FDN ACTIVIDADES SUBACUATICAS
	44 678	FDN AERODEPORTIVA
	700 089	FDN AJEDREZ
	27 911 482	FDN ATLETISMO
	733 394	FDN AUTOMOVILISMO
	2 541 491	FDN BADMINTON
	900 749	FDN BEISBOL
	688 827	FDN BILLAR
	549 531	FDN BOCHAS
	1 152 380	FDN BOWLING
	1 084 456	FDN BOXEO
	794 371	FDN CANOTAJE
	1 790 352	FDN CICLISMO
	973 069	FDN DEPORTES ECUESTRES
	504 559	FDN ESCALADA
	1 393 304	FDN ESGRIMA
	683 546	FDN FISICOCULTURISMO
	1 659 358	FDN GIMNASIA
	1 214 148	FDN GOLF
	940 613	FDN HANDBALL
	1 224 047	FDN HOCKEY
	2 759 819	FDN JUDO
	1 684 384	FDN KARATE
	620 192	FDN KICK BOXING
	186 838	FDN KUNG FU
	2 722 357	FDN LEVANTAMIENTO DE PESAS
	162 214	FDN LEVANTAMIENTO DE POTENCIA
	2 245 051	FDN LUCHA AMATEUR
	625 336	FDN MOTOCICLISMO
	201 501	FDN MOTONAUTICA
	803 811	FDN MUAYTHAI
	2 378 211	FDN NATACION
	792 071	FDN PALETA FRONTON
	842 317	FDN PATINAJE
	650 610	FDN PENTATLON MODERNO
	1 316 357	FDN REMO
	1 219 323	FDN RUGBY
	1 640 316	FDN SOFTBOL
	1 247 064	FDN SQUASH RACKET
	2 728 087	FDN TABLA
28/08/2023 19.05:35	ANEXO A: SUBVENCIONES PARA PERSONAS JURÍDICAS PARA EL AÑO FISCAL 2024	FPR40S1S PÁGINA 3
FUENTE DE FINANCIAMIENTO: ( EN SOLES )	RECURSOS ORDINARIOS

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

EDUCACION	102 367 614
342 INSTITUTO PERUANO DEL DEPORTE	93 065 942
	2 287 041	FDN TAE KWON DO
	1 920 825	FDN TENIS
	1 295 158	FDN TENIS DE MESA
	2 497 376	FDN TIRO
	911 810	FDN TIRO CON ARCO
	412 083	FDN TRIATHLON
	2 717 525	FDN VELA
	2 949 284	FDN VOLEIBOL
	155 508	FDN DE PATINAJE SOBRE HIELO
	164 413	FDN DE PERSONAS CON DISCAPACIDAD INTELECTUAL
	1 187 547	FDN ESQUI ACUATICO
	100 546	FDN KARTISMO
	100 546	FDN POLO
	448 382	FEDENADIF
	211 010	FEDUP
	160 546	VA'A
SALUD	14 774 208
011 M. DE SALUD	14 774 208
	150 000	A.O.H. HOGAR CLINICA SAN JUAN DE DIOS DE PIURA
	350 000	ACADEMIA NACIONAL DE MEDICINA
	378 000	ASOCIACION DE DAMAS VOLUNTARIAS Y AMIGAS DEL MINISTERIO DE SALUD ADAVAMINSA
	600 000	ASOCIACIÓN CASA RONALD MC DONALD DEL PERU
	80 000	ASOCIACIÓN PATRONATO DE LEPROSOS DEPARTAMENTAL DE LORETO
	50 000	CAJA DE PROTECCION Y ASISTENCIA SOCIAL LEY N° 10674
	44 500	CENTRO DE EDUCACION BASICA ESPECIAL "FE Y ALEGRIA' Na 42
	80 000	CENTRO DE REHABILITACION DE CIEGOS DE LIMA
	279 400	CENTRO DE REPOSO SAN JUAN DE DIOS (CREMPT) - PIURA DE LA ORDEN HOSPITALARIA SAN JUAN DE DIOS
	120 000	HOGAR CLINICA SAN JUAN DE DIOS - AREQUIPA
	144 000	HOGAR CLINICA SAN JUAN DE DIOS -CHICLAYO
	180 000	HOGAR CLINICA SAN JUAN DE DIOS - CUSCO
	200 000	HOGAR CLINICA SAN JUAN DE DIOS - IQUITOS
	1 139 204	HOGAR CLINICA SAN JUAN DE DIOS - LIMA
	118 800	LIGA PERUANA DE LUCHA CONTRA EL CANCER - FILIAL AREQUIPA
	4 153 788	ORGANIZACIÓN PANAMERICANA DE LA SALUD
	6 706 516	UNION DE OBRAS DE ASISTENCIA SOCIAL
DEFENSA	4 890 038
026 M. DE DEFENSA	4 890 038
	98 994	ASOCIACION DE OFICIALES DE LA FAP
	35 000	ASOCIACIÓN ’VENCEDORES DE LA CAMPAÑA MILITAR DE 1941"
	40 000	ASOCIACIÓN DE CAPITANES DE NAVIO, CORONELES DE LAS FUERZAS ARMADAS Y POLICIA NACIONAL EN SITUACIÓN DE RETIRO
	20 000	ASOCIACIÓN DE COMANDANTES DE LAS FUERZAS ARMADAS
	470 000	ASOCIACIÓN DE DAMAS DEL EJÉRCITO DEL PERÚ ’MICAELA BASTIDAS"
	159 627	ASOCIACIÓN DE DISCAPACITADOS DE LAS FUERZAS ARMADAS DEL PERÚ "MY. E.P. MARKO JARA SCHENONE"
	20 000	ASOCIACIÓN DE OFICIALES DE LAS FUERZAS ARMADAS Y POLICIA NACIONAL DEL PERÚ
	150 000	ASOCIACIÓN DE OFICIALES GENERALES Y ALMIRANTES DEL PERÚ
	72 000	ASOCIACIÓN STELLA MARIS
	70 000	ASOCIACIÓN VIRGEN DE LORETO
	210 000	BENEMERITA SOCIEDAD FUNDADORES DE LA INDEPENDENCIA, VENCEDORES EL 2 DE MAYO DE 1986 Y DEFENSORES CALIFICADOS DE LA PATRIA
	556 313	CENTRO DE ESTUDIOS HISTÓRICOS MILITARES DEL PERÚ
	79 890	CONGREGACION DE SIERVAS DEL PLAN DE DIOS

28/08/2023 19.05:35	ANEXO A: SUBVENCIONES PARA PERSONAS JURÍDICAS PARA EL AÑO FISCAL 2024	FPR40S1S PÁGINA 4
FUENTE DE FINANCIAMIENTO: ( EN SOLES )	RECURSOS ORDINARIOS

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

DEFENSA	4 890 038
026 M. DE DEFENSA	4 890 038
	816 334	FEDERACIÓN DEPORTIVA MILITAR DEL PERÚ
	36 000	FUNDACIÓN MIGUEL GRAU
	563 364	IEP PEDRO RUIZ GALLO
	300 000	INSTITUTO DE ESTUDIOS HISTÓRICOS AEROESPACIALES DEL PERÚ
	310 000	INSTITUTO DE ESTUDIOS HISTÓRICOS MARÍTIMOS DEL PERÚ
	507 516	INSTITUTO LIBERTADOR RAMÓN CASTILLA
	45 000	INSTITUTO SAN MARTINIANO DEL PERÚ
	300 000	OBISPADO CASTRENSE
	30 000	ORDEN DE LA LEGIÓN MARISCAL CÁCERES
OFICINA NACIONAL DE PROCESOS ELECTORALES	15 596 004
032 OFICINA NACIONAL DE PROCESOS ELECTORALES	15 596 004
	15 596 004	ORGANIZACIONES POLÍTICAS CON REPRESENTACIÓN EN EL CONGRESO
COMERCIO EXTERIOR Y TURISMO	2 186 326
035 MINISTERIO DE COMERCIO EXTERIOR Y TURISMO	2 186 326
	2 186 326	CENTROS DE INNOVACIÓN TECNOLÓGICA DE ARTESANÍA Y TURISMO
PRODUCCION	2 800 000
241 INSTITUTO TECNOLOGICO DE LA PRODUCCION - ITP	2 800 000
	2 800 000	CENTROS DE INNOVACIÓN PRODUCTIVA Y TRANSFERENCIA TECNOLOGICA
- CITE - LEY No 30230
GOBIERNOS REGIONALES	1 524 973
444 GOBIERNO REGIONAL DEL DEPARTAMENTO DE AYACUCHO	418 973
	418 973	HOGAR DE ANCIANOS "PADRE SATURNINO" - AYACUCHO
445 GOBIERNO REGIONAL DELDEPARTAMENTO DE CAJAMARCA	250 000
	250 000	ASILO DE ANCIANOS OBISPO GROZO
447 GOBIERNO REGIONAL DELDEPARTAMENTO DE HUANCAVELICA	480 000
	480 000	LAS HERMANITAS DE LOS ANCIANOS DESAMPARADOS "HOGAR SANTA
TERESA JORNET - HUANCAVELICA
451 GOBIERNO REGIONAL DEL DEPARTAMENTO DE LA LIBERTAD	376 000
	110 000	"FUNDACIÓN FRATERNISTAS SINE FINIBUS" - "HOGAR OSCAR ROMERO"
	36 000	ASAMBLEA NACIONAL DE GOBIERNOS REGIONALES - ANGR
	230 000	HERMANITAS DE LOS ANCIANOS DESAMPARADOS, HOGAR SAN
JOSE DE TRUJILLO

TOTAL RUBRO:	164 162 028
28/08/2023 19.05:35	ANEXO A: SUBVENCIONES PARA PERSONAS JURÍDICAS PARA EL AÑO FISCAL 2024	FPR40S1S PÁGINA 5
FUENTE DE FINANCIAMIENTO: ( EN SOLES )	RECURSOS DIRECTAMENTE RECAUDADOS

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

COMERCIO EXTERIOR Y TURISMO	984.600
035 MINISTERIO DE COMERCIO EXTERIOR Y TURISMO	984.600
	984.600	CENTROS DE INNOVACIÓN TECNOLÓGICA DE ARTESANÍA Y TURISMO

TOTAL RUBRO:	984.600

28/08/2023 19.06:13	ANEXO B: CUOTAS INTERNACIONALES PARA EL AÑO FISCAL 2024	PÁGINA 1
FUENTE DE FINANCIAMIENTO: RECURSOS ORDINARIOS ( EN SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

PRESIDENCIA CONSEJO MINISTROS	3,019,269
001 PRESIDENCIA DEL CONSEJO DE MINISTROS	584,503
	192,000	ALIANZA PARA EL GOBIERNO ABIERTO / OPEN GOVERNMENT PARTNERSHIP
	145,142	CENTRO LATINOAMERICANO DE ADMINISTRACIÓN PARA EL DESARROLLO
	247,361	ORGANIZACIÓN PARA LA COOPERACIÓN Y EL DESARROLLO ECONÓMICOS - OCDE
114 CONSEJO NACIONAL DE CIENCIA, TECNOLOGIA E INNOVACION TECNOLOGICA	456,920
	11,319	CENTRO LATINOAMERICANO DE FÍSICA - CLAF
	37,730	CENTRO REGIONAL DE SISMOLOGÍA PARA AMÉRICA DEL SUR - CERESIS
	48,672	INTERNATIONAL CENTRE FOR GENETIC ENGINEERING AND BIOTECHNOLOGY - ICGEB
	27,741	INTERNATIONAL SCIENCE COUNCIL - ISC
	331,458	PROGRAMA IBEROAMERICANO DE CIENCIA Y TECNOLOGÍA PARA EL DESARROLLO - CYTED
183 INSTITUTO NACIONAL DE DEFENSA DE LA COMPETENCIA Y DE LA PROTECCION DE LA PROPIEDAD INTELECTUAL	1,977,846
	1,152,430	APORTE PARA EL FUNCIONAMIENTO DEL CENTRO REGIONAL DE COMPETENCIA DE LA OCDE
	72,243	COMITE DE COMPETENCIA DE LA ORGANIZACION PARA COOPERACION Y EL DESARROLLO ECONOMICO-OECD
	72,243	COMITE DE POLITICAS DEL CONSUMIDOR DE LA ORGANIZACION PARA LA COOPERACION Y EL DESARROLLO ECONOMICO (OECD)
	473,370	CONFERENCIA DE LAS NACIONES UNIDAS SOBRE COMERCIO Y DESARROLLO - UNCTAD
	61,278	CONVENIO INTERNACIONAL PARA LA PROTECCION DE LAS OBTENCIONES VEGETALES-UPOV
	7,065	INTERNATIONAL ASSOCIATION OF INSOLVENCY REGULATORS-IAIR
	65,088	ORGANIZACION MUNDIAL DE LA PROPIEDAD INTELECTUAL-OMPI
	39,984	ORGANIZACION PARA UNA RED INTERNACIONAL DE INDICACIONES GEOGRAFICAS - ORIGIN
	28,805	PROGRAMA IBERO AMERICANO DE PROPIEDAD INDUSTRIAL Y PROMOCION DEL DESAROLLO - IBEPI
	5,340	RED INTERNACIONAL DE PROTECCION Y CUMPLIMIENTO DEL CONSUMIDOR - ICPEN
CULTURA	2,065,359
003 M. DE CULTURA	1,797,479
	9,809	ASOCIACION ÓPERA LATINOAMERICANA-OLA
	119,617	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA LA EDUCACIÓN, LA CIENCIA Y LA CULTURA - UNESCO
	1,668,053	SECRETARIA GENERAL IBEROAMERICANA - SEGIB
060 ARCHIVO GENERAL DE LA NACION	68,016
	3,260	ASOCIACIÓN LATINOAMERICANA DE ARCHIVOS - ALA
	5,500	CONSEJO INTERNACIONAL DE ARCHIVOS- ICA
	59,256	PROGRAMA DE IBERARCHIVOS -ADAI
113 BIBLIOTECA NACIONAL DEL PERU	199,864
	2,982	AGENCIA INTERNACIONAL DEL ISBN (ISBN)
	17,341	ASOCIACIÓN DE ESTADOS AMERICANOS PARA EL DESARROLLO DE LAS BIBLIOTECAS NACIONALES DE IBEROAMÉRICA (ABINIA)
	7,625	CENTRO INTERNACIONAL DEL ISSN (ISSN)
	2,266	FEDERACIÓN INTERNACIONAL DE ASOCIACIONES DE BIBLIOTECARIOS Y BIBLIOTECAS (IFLA)
	169,650	PROGRAMA IBEROAMERICANO DE BIBLIOTECAS PUBLICAS (IBERBIBLIOTECAS)
JUSTICIA	72,826
006 M. DE JUSTICIA Y DERECHOS HUMANOS	72,826
	33,826	CONFERENCIA DE MINISTROS DE JUSTICIA DE LOS PAISES IBEROAMERICANOS (COMJIB)
	39,000	INSTITUTO LATINOAMERICANO DE LAS NACIONES PARA LA PREVENCIÓN DEL DELITO Y EL TRATAMIENTO DEL DELINCUENTE (ILANUD)
RELACIONES EXTERIORES	80,333,385
008 M. DE RELACIONES EXTERIORES	80,333,385

28/08/2023 19.06:13	ANEXO B: CUOTAS INTERNACIONALES PARA EL AÑO FISCAL 2024	PÁGINA 2
FUENTE DE FINANCIAMIENTO: RECURSOS ORDINARIOS ( EN SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

RELACIONES EXTERIORES	80,333,385
008 M. DE RELACIONES EXTERIORES	80,333,385
	66,149	ACADEMIA DE LA HAYA DE DERECHO INTERNACIONAL
	12,836	ACUERDO SOBRE LA CONSERVACIÓN DE ALBATROS Y PRETELES
	188,650	ALIANZA PARA EL GOBIERNO ABIERTO / OPEN GOVERNMENT PARTNERSHIP
	188,650	ALTO COMISIONADO DE LAS NACIONES UNIDAS PARA LOS REFUGIADOS
	626,982	ASOCIACIÓN LATINOAMERICANA DE INTEGRACIÓN
	151,596	CENTRO DE DESARROLLO DE LA ORGANIZACIÓN PARA LA COOPERACIÓN Y DESARROLLO ECONÓMICO
	113,190	CENTRO REGIONAL DE LAS NACIONES UNIDAS PARA LA PAZ, EL DESARME Y EL DESARROLLO EN AMÉRICA LATINA Y EL CARIBE
	60,348	COMISIÓN INTERNACIONAL DE LA BALLENA
	716,870	COMISIÓN PERMANENTE DEL PACÍFICO SUR
	772,953	COMISIÓN PREPARATORIA DE LA ORGANIZACIÓN DEL TRATADO DE PROHIBICIÓN COMPLETA DE LOS ENSAYOS NUCLEARES
	46,785	COMITÉ CIENTÍFICO PARA LA INVESTIGACIÓN ANTÁRTICA
	1,324,151	COMITÉ INTERNACIONAL DE LA CRUZ ROJA
	9,546	COMITÉ INTERNACIONAL DE MEDICINA MILITAR
	18,865	COMITÉ PARA LA ELIMINACIÓN DE TODAS LAS FORMAS DE DISCRIMINACIÓN CONTRA LAS PERSONAS CON DISCAPACIDAD
	29,591	CONFERENCIA DE LA HAYA DE DERECHO INTERNACIONAL PRIVADO
	39,051	CONSEJO CONSULTIVO EMPRESARIAL DEL APEC
	18,248	CONSEJO DE ADMINISTRADORES DE LOS PROGRAMAS NACIONALES ANTÁRTICOS
	30,886	CONSEJO DE COOPERACIÓN ECONÓMICA DEL PACÍFICO
	47,292	CONVENCIÓN DE LAS NACIONES UNIDAS DE LUCHA CONTRA LA DESERTIFICACIÓN Y MITIGACIÓN DE LOS EFECTOS DE LA SEQUÍA
	7,655	CONVENCIÓN DE OTTAWA - CONVENCIÓN SOBRE LA PROHIBICIÓN DEL EMPLEO, ALMACENAMIENTO, PRODUCCIÓN Y TRANSFERENCIA DE MINAS ANTIPERSONALES Y SOBRE SU DESTRUCCIÓN
	10,949	CONVENCIÓN INTERAMERICANA PARA LA PROTECCIÓN Y CONSERVACIÓN DE LAS TORTUGAS MARINAS
	170,435	CONVENCIÓN MARCO DE LAS NACIONES UNIDAS SOBRE EL CAMBIO CLIMÁTICO
	33,520	CONVENCIÓN RELATIVA A LOS HUMEDALES DE IMPORTANCIA INTERNACIONAL ESPECIALMENTE COMO HÁBITAD DE AVES ACUÁTICAS CONVENCIÓN SOBRE LA PROHIBICIÓN DEL DESARROLLO, LA PRODUCCIÓN
	10,772	Y EL ALMACENAMIENTO DE ARMAS BACTERIOLÓGICAS (BIOLÓGICAS) Y TOXÍNICAS Y SOBRE SU DESTRUCCIÓN
	4,969	CONVENCIÓN SOBRE MUNICIONES EN RACIMO
	22,940	CONVENIO DE ROTTERDAM SOBRE LOS PROCEDIMIENTOS CONVENIDOS PARA CIERTOS QUÍMICOS Y PESTICIDAS PELIGROSOS EN EL COMERCIO INTERNACIONAL
	65,462	CONVENIO MARCO PARA EL CONTROL DEL TABACO
	8,795	CONVENIO SOBRE PROHIBICIONES O RESTRICCIONES DEL EMPLEO DE CIERTAS ARMAS CONVENCIONALES QUE PUEDAN CONSIDERARSE EXCESIVAMENTE NOCIVAS O DE EFECTOS INDISCRIMINADOS
	2,058,357	CORTE PENAL INTERNACIONAL
	5,615	CORTE PERMANENTE DE ARBITRAJE
	18,865	FONDO CENTRAL PARA ACCIÓN DE EMERGENCIAS
	18,865	FONDO DE CONTRIBUCIONES VOLUNTARIAS DE LAS NACIONES UNIDAS PARA LAS POBLACIONES INDÍGENAS
	943,250	FONDO DE COOPERACIÓN DE LA ALIANZA DEL PACIFICO
	188,650	FONDO DE COOPERACIÓN PARA EL DESARROLLO DE LA OEA
	37,730	FONDO DE LA RED FORMACIÓN AMBIENTAL PARA AMÉRICA LATINA Y EL CARIBE
	42,648	FONDO DE LAS NACIONES UNIDAS PARA LA DEMOCRACIA
	7,546	FONDO DE POBLACIÓN DE LAS NACIONES UNIDAS
	777,087	FONDO DEL PROGRAMA DE LAS NACIONES UNIDAS PARA EL MEDIO AMBIENTE DEL PNUMA
	200,449	FONDO FIDUCIARIO DEL PLAN DE ACCIÓN DEL PACÍFICO SUDESTE

28/08/2023 19.06:13	ANEXO B: CUOTAS INTERNACIONALES PARA EL AÑO FISCAL 2024	PÁGINA 3
FUENTE DE FINANCIAMIENTO: RECURSOS ORDINARIOS ( EN SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

RELACIONES EXTERIORES	80,333,385
008 M. DE RELACIONES EXTERIORES	80,333,385
	27,215	FONDO FIDUCIARIO DEL PROTOCOLO DE MONTREAL RELATIVO A LAS SUSTANCIAS QUE AGOTAN LA CAPA DE OZONO (FUND 1040 PER)
	19,103	FONDO FIDUCIARIO DEL PROTOCOLO DE NAGOYA SOBRE ACCESO A LOS RECURSOS GENÉTICOS Y PARTICIPACIÓN JUSTA Y EQUITATIVA EN LOS BENEFICIOS QUE SE DERIVEN DE SU UTILIZACIÓN (FUND 9750 PER)
	34,761	FONDO FIDUCIARIO GENERAL PARA EL CONVENIO DE BASILEA SOBRE EL CONTROL DE LOS MOVIMIENTOS TRANSFRONTERIZOS DE DESECHOS PELIGROSOS Y SU ELIMINACIÓN (CÓDIGO 40BCL PER)
	38,813	FONDO FIDUCIARIO GENERAL PARA EL CONVENIO DE ESTOCOLMO SOBRE CONTAMINANTES ORGÁNICOS PERSISTENTES (CÓDIGO 40SCL PER)
	15,509	FONDO FIDUCIARIO GENERAL PARA EL PRESUPUESTO BÁSICO PROGRAMA PROTOCOLO SOBRE SEGURIDAD DE LA BIOTECNOLOGÍA (FUND 9340 PER)
	7,927	FONDO FIDUCIARIO PARA EL CONVENIO DE VIENA PARA LA PROTECCIÓN DE LA CAPA DE OZONO
	89,409	FONDO FIDUCIARIO PARA EL CONVENIO SOBRE DIVERSIDAD BIOLÓGICA (FUND 5080 PER)
	37,730	FONDO PARA APOYAR LAS TAREAS DEL GRUPO DE REVISIÓN DE LA IMPLEMENTACIÓN DE LAS CUMBRES DE AMÉRICA
	18,865	FONDO PARA LA CONSOLIDACIÓN DE LA PAZ
	75,460	FONDO PÉREZ GUERRERO
	6,980	FONDO VOLUNTARIO NNUU PARA LAS VÍCTIMAS DE LA TORTURA
	12 074	FORO DE COOPERACIÓN ECONÓMICA DEL ASIA PACÍFICO (GENERAL DE PROYECTOS)
	300,052	FORO DE COOPERACIÓN ECONÓMICA DEL ASIA PACÍFICO (SECRETARÍA)
	75,460	FUNDACIÓN UNIÓN EUROPEA - AMÉRICA LATINA Y CARIBE
	18,865	GRUPO DE LOS 77
	61,826	INFRAESTRUCTURA MUNDIAL DE INFORMACIÓN DE BIODIVERSIDAD GLOBAL BIODIVERSITY FACILITY
	37,730	INSTITUTO INTERNACIONAL PARA LA DEMOCRACIA Y ASISTENCIA ELECTORAL
	188,650	INSTITUTO LATINOAMERICANO Y DEL CARIBE DE PLANIFICACIÓN ECONÓMICA Y SOCIAL
	41,606	INSTITUTO ÍTALO - LATINO AMERICANO
	18,865	INTERAMERICAN INSTITUTE FOR GLOBAL CHANGE RESEARCH
	25,334	INTERGOVERNMENTAL PANEL ON CLIMATE CHANGE
	37,730	MISIONES DE OBSERVACIÓN ELECTORAL DE LA OEA
	339,570	OFICINA DE LA NACIONES UNIDAS CONTRA LA DROGA Y EL DELITO
	75,460	OFICINA DEL ALTO COMISIONADO DE LAS NACIONES UNIDAS PARA LOS DERECHOS HUMANOS
	40,381	OFICINA INTERNACIONAL DE EXPOSICIONES
	7,546	ONU-MUJERES
	691,463	ORGANISMO ANDINO DE SALUD-CONVENIO HIPÓLITO UNANUE
	2,364,991	ORGANISMO INTERNACIONAL DE ENERGÍA ATÓMICA
	40,907	ORGANISMO PARA LA PROSCRIPCIÓN DE LAS ARMAS NUCLEARES EN AMÉRICA LATINA Y EL CARIBE
	21,575,759	ORGANIZACIÓN DE LAS NACIONES UNIDAS
	2,645,515	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA LA AGRICULTURA Y LA ALIMENTACIÓN
	58,482	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA LA AGRICULTURA Y LA ALIMENTACIÓN FAO-OFICINA SEDE LIMA
	1,917,431	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA LA EDUCACIÓN, LA CIENCIA Y LA CULTURA (PRESUPUESTO REGULAR)
	3,729,611	ORGANIZACIÓN DE LOS ESTADOS AMERICANOS
	94,325	ORGANIZACIÓN DE LOS ESTADOS AMERICANOS - OFICINA DE LIMA
	310,574	ORGANIZACIÓN DE LOS ESTADOS IBEROAMERICANOS PARA LA EDUCACIÓN, LA CIENCIA Y LA CULTURA
	1,651,089	ORGANIZACIÓN DEL TRATADO DE COOPERACIÓN AMAZÓNICA
	367,622	ORGANIZACIÓN INTERNACIONAL DE LAS MADERAS TROPICALES
	563,341	ORGANIZACIÓN INTERNACIONAL DE POLICÍA CRIMINAL (INCLUYE SEDE BS.AS.)
	24,550	ORGANIZACIÓN INTERNACIONAL DE TURISMO SOCIAL

28/08/2023 19.06:13	ANEXO B: CUOTAS INTERNACIONALES PARA EL AÑO FISCAL 2024	PÁGINA 4
FUENTE DE FINANCIAMIENTO: RECURSOS ORDINARIOS ( EN SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

RELACIONES EXTERIORES	80,333,385
008 M. DE RELACIONES EXTERIORES	80,333,385
	2,407,823	ORGANIZACIÓN INTERNACIONAL DEL TRABAJO
	356,727	ORGANIZACIÓN INTERNACIONAL PARA LAS MIGRACIONES
	112,213	ORGANIZACIÓN MARÍTIMA INTERNACIONAL
	427,682	ORGANIZACIÓN METEOROLÓGICA MUNDIAL
	2,969,895	ORGANIZACIÓN MUNDIAL DE LA SALUD
	1,692,470	ORGANIZACIÓN MUNDIAL DEL COMERCIO
	318,840	ORGANIZACIÓN MUNDIAL DEL TURISMO
	4,246,798	ORGANIZACIÓN PANAMERICANA DE LA SALUD
	1786,684	ORGANIZACIÓN PARA LA COOPERACIÓN ESPACIAL DEL ASIA PACIFICO/ASIA PACIFIC SPACE COOPERATION ORGANIZATION
	473,630	ORGANIZACIÓN PARA LA PROHIBICIÓN DE LAS ARMAS QUÍMICAS
	188,650	PARLAMENTO ANDINO
	120,565	PROGRAMA DE COOPERACIÓN ENTRE PAÍSES EN DESARROLLO
	2,284,378	PROGRAMA DE LAS NACIONES UNIDAS PARA EL DESARROLLO
	113,190	PROGRAMA IBEROAMERICANO PARA LA PROMOCIÓN DE LAS ARTESANÍAS
	4,656,131	PROGRAMA MUNDIAL DE ALIMENTOS
	27,998	PROTOCOLO DE KYOTO
	26,411	RED DE ARCHIVOS DIPLOMÁTICOS IBEROAMERICANOS
	127,848	SECRETARÍA DEL TRATADO ANTÁRTICO
	8,303,618	SECRETARÍA GENERAL DE LA COMUNIDAD ANDINA DE NACIONES
	172,783	SECRETARÍA GENERAL IBEROAMERICANA
	491,411	SISTEMA ECONÓMICO LATINOAMERICANO Y DE CARIBE
	113,190	SISTEMA INTERAMERICANO DE DERECHOS HUMANOS
	13,535	TRATADO SOBRE EL COMERCIO DE ARMAS
	7,546	TRATADO SOBRE LA NO PROLIFERACIÓN DE ARMAS NUCLEARES
	28,633	TRATADO SOBRE LA PROHIBICIÓN DE LAS ARMAS NUCLEARES
	1,722,601	TRIBUNAL DE JUSTICIA DE LA COMUNIDAD ANDINA
	3,640	UNIDAD DE APOYO A LA IMPLEMENTACION DE LA CONVENCIÓN SOBRE MUNICIONES EN RACIMO
	21,000	UNIDAD DE APOYO A LA IMPLEMENTACIÓN DE LA CONVENCIÓN SOBRE LA PROHIBICIÓN DE MINAS ANTIPERSONALES
	331,716	UNIÓN INTERNACIONAL PARA LA CONSERVACIÓN DE LA NATURALEZA
ECONOMIA Y FINANZAS	542,671
009 M. DE ECONOMIA Y FINANZAS	1,887
	1,887	ASOCIACION IBEROAMERICANA DE TRIBUNALES DE JUSTICIA FISCAL O ADMINISTRATIVA
055 AGENCIA DE PROMOCION DE LA INVERSION PRIVADA	54,221
	34,860	OECD - ORGANIZACION PARA LA COOPERACION Y EL DESARROLLO ECONOMICO
	19,361	WAIPA- WORLD ASSOCIATION OF INVESTMENT PROMOTION AGENCIAS
057 SUPERINTENDENCIA NACIONAL DE ADUANAS Y DE ADMINISTRACION TRIBUTARIA	420,707
	318,305	CENTRO INTERAMERICANO DE ADMINISTRACIONES TRIBUTARIAS - CIAT
	102,402	ORGANIZACION MUNDIAL DE ADUANAS - OMA
095 OFICINA DE NORMALIZACION PREVISIONAL-ONP	65,856
	65,856	PERSONA JURÍDICA
EDUCACION	834,553
010 M. DE EDUCACION	601,301
	44,899	FACULTAD LATINOAMERICANA DE CIENCIAS SOCIALES - FLACSO
	213,059	LA ORGANIZACIÓN DEL CONVENIO ANDRÉS BELLO DE INTEGRACIÓN EDUCATIVA, CIENTÍFICA, TECNOLÓGICA Y CULTURAL - (CAB)
	230,153	LABORATORIO LATINOAMERICANO DE EVALUACIÓN DE LA CALIDAD DE LA EDUCACIÓN (LLECE), OREAL C/UNESCO SANTIAGO
	113,190	ORGANISMO INTERNACIONAL DE JUVENTUD PARA IBEROAMÉRICA - OIJ
117 SISTEMA NACIONAL DE EVALUACION, ACREDITACION Y CERTIFICACION DE LA CALIDAD EDUCATIVA	6,381

28/08/2023 19.06:13	ANEXO B: CUOTAS INTERNACIONALES PARA EL AÑO FISCAL 2024	PÁGINA 5
FUENTE DE FINANCIAMIENTO: RECURSOS ORDINARIOS ( EN SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

EDUCACION	834,553
117 SISTEMA NACIONAL DE EVALUACION, ACREDITACION Y CERTIFICACION DE LA CALIDAD EDUCATIVA	6,381
	2,608	INTERNATIONAL NETWORK FOR QUALITY ASSURANCE AGENCIES IN HIGHER EDUCATION (INQAAHE)
	3,773	RED IBEROAMERICANA PARA EL ASEGURAMIENTO DE LA CALIDAD DE EDUCACIÓN SUPERIOR (RIACES)
342 INSTITUTO PERUANO DEL DEPORTE	218,524
	158,368	AGENCIA MUNDIAL DE ANTIDOPAJE - WADA - AMA
	6,450	CONSEJO IBEROAMERICANO DEL DEPORTE - CID
	53,706	ORGANIZACION DE LAS NACIONES UNIDAS PARA LA CULTURA, LAS CIENCIAS Y LA EDUCACIÓN - UNESCO
514 U.N. DE INGENIERIA	8,347
	8,347	UNIÓN INTERNACIONAL DE TELECOMUNICACIONES
TRABAJO Y PROMOCION DEL EMPLEO	66,758
12 M. DE TRABAJO Y PROMOCION DEL EMPLEO	66,758
	10,523	ASOCIACION INTERNACIONAL DE CONSEJOS ECONOMICOS Y SOCIALES - AICESIS
	14,732	ASOCIACIÓN MUNDIAL DE LOS SERVICIOS PÚBLICOS DE EMPLEO - AMSPE
	3,773	CENTRO INTERAMERICANO PARA EL DESARROLLO DEL CONOCIMIENTO EN LA FORMACIÓN PROFESIONAL (OIT/CINTERFOR)
	18,865	ORGANIZACIÓN IBEROAMERICANA DE LA SEGURIDAD SOCIAL - OISS
	18,865	RED INTERAMERICANA PARA LA ADMINISTRACIÓN LABORAL - RIAL
AGRARIO Y DE RIEGO	6,261,698
13 MINISTERIO DE DESARROLLO AGRARIO Y RIEGO	5,795,500
	2,075,150	AUTORIDAD BINACIONAL AUTÓNOMA DEL SISTEMA HÍDRICO DEL LAGO TITICACA, RÍO DESAGUADERO, LAGO POOPÓ Y SALAR DE COIPASA (ALT)
	1,886,500	GRUPO CONSULTIVO PARA LA INVESTIGACIÓN AGRÍCOLA INTERNACIONAL - CGIAR
	1,509,200	INSTITUTO INTERAMERICANO DE COOPERACIÓN PARA LA AGRICULTURA - IICA
	146,250	ORGANIZACIÓN INTERNACIONAL DEL CACAO - ICCO
	178,400	ORGANIZACIÓN INTERNACIONAL DEL CAFÉ - OIC
160 SERVICIO NACIONAL DE SANIDAD AGRARIA - SENASA	356,467
	210,911	COMITE DE SANIDAD VEGETAL DEL CONO SUR - COSAVE
	145,556	ORGANISMO INTERNACIONAL DE SANIDAD ANIMAL - OMSA
165 SERVICIO NACIONAL FORESTAL Y DE FAUNA SILVESTRE - SERFOR	109,731
	39,393	CONVENCIÓN SOBRE EL COMERCIO INTERNACIONAL DE ESPECIES AMENAZADAS DE FAUNA Y FLORA SILVESTRE - CITES
	40,154	CONVENCIÓN SOBRE LA CONSERVACIÓN DE LAS ESPECIES MIGRATORIAS DE ANIMALES SILVESTRES - CMS
	30,184	RED INTERNACIONAL DEL BAMBÚ Y EL RATÁN - INBAR
CONTRALORIA GENERAL	43,785
019 CONTRALORIA GENERAL	43,785
	13,785	ORGANIZACION INTERNACIONAL DE ENTIDADES FISCALIZADORAS SUPERIORES (INTOSAI)
	30,000	ORGANIZACION LATINOAMERICANA Y DEL CARIBE DE ENTIDADES FISCALIZADORAS SUPERIORES (OLACEFS)
DEFENSORIA DEL PUEBLO	27,313
020 DEFENSORIA DEL PUEBLO	27,313
	23,750	ALIANZA GLOBAL DE LAS INSTITUCIONES NACIONALES DE DERECHOS HUMANOS (GANHRI)
	3,563	INSTITUTO INTERNACIONAL DE OMBUDSMAN (IIO)
TRIBUNAL CONSTITUCIONAL	58,926
024 TRIBUNAL CONSTITUCIONAL	58,926
	58,926	COMISION DE VENECIA - SOCIEDAD GENERAL DE STRASBOURG FRANCIA
DEFENSA	2,201,369
026 M. DE DEFENSA	2,175,736

28/08/2023 19.06:13	ANEXO B: CUOTAS INTERNACIONALES PARA EL AÑO FISCAL 2024	PÁGINA 6
FUENTE DE FINANCIAMIENTO: RECURSOS ORDINARIOS ( EN SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

DEFENSA	2,201,369
026 M. DE DEFENSA	2,175,736
	1,787,113	ORGANIZACIÓN PARA LA COOPERACIÓN ESPACIAL ASIA-PACÍFICO (APSCO)
	8,220	COMITÉ INTERNACIONAL DE MEDICINA MILITAR (CIMM)
	200,000	COSPAS SARSAT PROGRAMME
	78,831	NTERNATIONAL ASSOCIATION OF MARINE AIDS TO NAVIGATION AND LIGHTHOUSE AUTHORITIES - IALA
	92,572	ORGANIZACIÓN HIDROGRÁFICA INTERNACIONAL
	9,000	SISTEMA DE COOPERACIÓN ENTRE LAS FUERZAS AÉREAS AMERICANAS (SICOFAA)
332 INSTITUTO GEOGRAFICO NACIONAL	25,633
	25,633	INSTITUTO PANAMERICANO DE GEOGRAFIA E HISTORIA
CONGRESO DE LA REPUBLICA	521,016
028 CONGRESO DE LA REPUBLICA	521,016
	1,848	ASOCIACIÓN DE SECRETARIOS DE PARLAMENTOS DE LA UNIÓN INTERPARLAMENTARIA-ASGP-UIP
	102,199	PARLAMENTO AMAZÓNICO
	226,380	PARLAMENTO LATINOAMERICANO
	49,049	PARLAMERICAS
	141,540	UNIÓN INTERPARLAMENTARIA INTERNACIONAL
OFICINA NACIONAL DE PROCESOS ELECTORALES	18,865
032 OFICINA NACIONAL DE PROCESOS ELECTORALES	18,865
	18,865	UNIÓN INTERAMERICANA DE ORGANISMOS ELECTORALES (UNIORE)
REGISTRO NACIONAL DE IDENTIFICACION Y ESTADO CIVIL	6,608
033 REGISTRO NACIONAL DE IDENTIFICACION Y ESTADO CIVIL	6,608
	6,608	FUNDACIÓN IBEROAMERICANA PARA LA GESTIÓN DE LA CALIDAD
COMERCIO EXTERIOR Y TURISMO	146,000
035 MINISTERIO DE COMERCIO EXTERIOR Y TURISMO	146,000
	26,000	ORGANIZACION INTERNACIONAL DEL TURISMO SOCIAL (OITS) ($ CAD 9 836 DOLAR CANADIENSE)
	120,000	PROGRAMA IBEROAMERICANO PARA LAS PROMOCIONES DE LAS ARTESANIAS (IBEROARTESANIAS) (USD 30 000 DOLARES AMERICANOS)
TRANSPORTES Y COMUNICACIONES	2,011,788
036 MINISTERIO DE TRANSPORTES Y COMUNICACIONES	1,994,952
	301,840	COMISIÓN LATINOAMERICANA DE AVIACIÓN CIVIL
	429,005	COMISIÓN LATINOAMERICANA DE AVIACIÓN CIVIL (CLAC)
	619,417	ORGANIZACIÓN DE AVIACIÓN CIVIL INTERNACIONAL (OACI)
	333,900	UNIÓN INTERNACIONAL DE TELECOMUNICACIONES (UIT)
	117,590	UNIÓN POSTAL DE LAS AMÉRICAS ESPAÑA Y PORTUGAL (UPAEP)
	193,200	UNIÓN POSTAL UNIVERSAL (UPU)
203 AUTORIDAD DE TRANSPORTE URBANO PARA LIMA Y CALLAO - ATU	16,836
	16,836	ASOCIACIÓN LATINOAMERICANA DE METROS Y SUBTERRÁNEOS (ALAMYS)
VIVIENDA CONSTRUCCION Y SANEAMIENTO	20,941
037 MINISTERIO DE VIVIENDA, CONSTRUCCION Y SANEAMIENTO	2,076
	2,076	UNION INTERAMERICANA PARA LA VIVIENDA - UNIAPRAVI
205 SERVICIO NACIONAL DE CAPACITACION PARA LA INDUSTRIA DE LA CONSTRUCCION	18,865
	18,865	CENTRO INTERAMERICANO PARA EL DESARROLLO DEL CONOCIMIENTO EN LA FORMACIÓN PROFESIONAL DE LA ORGANIZACIÓN INTERNACIONAL DEL TRABAJO
PRODUCCION	2,691,895
038 MINISTERIO DE LA PRODUCCION	1,734,040
	75,460	CENTRO PARA LOS SERVICIOS DE IN FORMACIÓN Y ASESORAMIENTO SOBRE LA COMERCIALIZACIÓN DE LOS PRODUCTOS PESQUEROS EN AMÉRICA LATINA Y EL CARIBE (INFOPESCA)

28/08/2023 19.06:13	ANEXO B: CUOTAS INTERNACIONALES PARA EL AÑO FISCAL 2024	PÁGINA 7
FUENTE DE FINANCIAMIENTO: RECURSOS ORDINARIOS ( EN SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

PRODUCCION	2,691,895
038 MINISTERIO DE LA PRODUCCION	1,734,040
	753,359	COMISIÓN INTERAMERICANA DEL ATÚN TROPICAL - CIAT
	746,340	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA EL DESARROLLO INDUSTRIAL ONUDI
	76,562	ORGANIZACIÓN INTERNACIONAL DE LA VIÑA Y EL VINO - OIV
	82,319	ORGANIZACIÓN REGIONAL DE ORDENAMIENTO PESQUERO DEL PACIFICO SUR - OROP-PS
244 INSTITUTO NACIONAL DE CALIDAD - INACAL	957,855
	272,640	COMISIÓN ELECTROTÉCNICA INTERNACIONAL-IEC
	9,450	COMISIÓN PANAMERICANA DE NORMAS TÉCNICAS- COPANT
	2,858	CONFERENCIA DE ESTANDARIZACIÓN NACIONAL DE LABORATORIOS INTERNACIONALES- NCSLI
	25,222	COOPERACION INTERNACIONAL PARA LA ACREDITACION DE LABORATORIOS - ILAC
	42,782	COOPERACIÓN INTERAMERICANA DE ACREDITACIÓN -IAAC
	7,380	FORO DE METROLOGIA LEGAL DE ASIA Y EL PACÍFICO - APMLF
	10,300	FORO INTERNACIONAL DE ACREDITACIÓN-IAF
	297,670	OFICINA INTERNACIONAL DE PESOS Y MEDIDAS - BIPM
	20,100	ORGANIZACIÓN INTERNACIONAL DE METROLOGÍA LEGAL - OIML
	246,840	ORGANIZACIÓN INTERNACIONAL DE NORMALIZACIÓN-ISO
	22,613	SISTEMA INTERAMERICANO DE METROLOGIA -SIM

TOTAL RUBRO	100,945,025
28/08/2023 19.06:13	ANEXO B: CUOTAS INTERNACIONALES PARA EL AÑO FISCAL 2024	PÁGINA 8
FUENTE DE FINANCIAMIENTO: RECURSOS DIRECTAMENTE RECAUDADOS ( EN SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

PRESIDENCIA CONSEJO MINISTROS	187,684
19 ORGANISMO SUPERVISOR DE LA INVERSION PRIVADA EN TELECOMUNICACIONES	150,255
	150,255	UNION INTERNACIONAL DE TELECOMUNICACIONES
20 ORGANISMO SUPERVISOR DE LA INVERSION EN ENERGIA Y MINERIA	37,429
	9,629	ASOCIACIÓN IBEROAMERICANA DE ENTIDADES REGULADORAS DE LA ENERGÍA - ARIAE
	16,000	COMISIÓN DE INTEGRACIÓN ENERGÉTICA REGIONAL - CIER
	11,800	ENERGY REGULATORS REGIONAL ASSOCIATION - ERRA
ECONOMIA Y FINANZAS	164,551
058 SUPERINTENDENCIA DEL MERCADO DE VALORES	164,551
	105,604	INTERNACIONAL ORGANIZATION OF SECURITIES COMMISSIONS
	58,947	ORGANISATION FOR ECONOMIC CO-OPERATION AND DEVELOPMENT
ENERGIA Y MINAS	1,196,000
016 M. DE ENERGIA Y MINAS	1,196,000
	562,500	(FPEG) FORO DE PAISES EXPORTADORES DE GAS
	186,000	GIEC, GRUPO INTERNACIONAL DE ESTUDIO DEL COBRE
	115,000	GIEPZ, GRUPO INTERNACIONAL DE ESTUDIO DEL PLOMO Y ZINC
	152,000	IRENA. AGENCIA INTERNACIONAL DE ENERGÍA RENOVABLE
	180,500	OLADE, ORGANISMO LATINOAMERICANO DE ENERGÍA.

TOTAL RUBRO	1,548,235

28/08/2023 19.06:13	ANEXO B: CUOTAS INTERNACIONALES PARA EL AÑO FISCAL 2024	PÁGINA 9
FUENTE DE FINANCIAMIENTO: CANON Y SOBRECANON, REGALIAS, RENTA DE ADUANAS Y PARTICIPACIONES ( EN SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA

TRANSPORTES Y COMUNICACIONES	256,335
214 AUTORIDAD PORTUARIA NACIONAL	256,335
	30,090	ASOCIACIÓN AMERICANA DE AUTORIDADES PORTUARIAS (AAPA)
	33,822	ASOCIACIÓN INTERNACIONAL DE PUERTOS Y TERMINALES (IAPH)
	22,638	COMISIÓN INTERAMERICANA DE PUERTOS DE LA ORGANIZACIÓN DE ESTADOS AMERICANOS (CIP-OEA)
	169,785	CONFERENCIA DE LAS NACIONES UNIDAS SOBRE COMERCIO Y DESARROLLO (UNCTAD)
TOTAL RUBRO	256,335